As Filed with the Securities and Exchange Commission on April 24, 2015

  Registration File No. 333-194115
  811-7337

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-6

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☐

  PRE-EFFECTIVE AMENDMENT NO.  ☒

  POST-EFFECTIVE AMENDMENT NO. 1  ☐

and

  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ☐

  Amendment No. 51  ☒

(Check appropriate box or boxes)

Protective Variable Life Separate Account

(Exact name of registrant)

Protective Life Insurance Company

(Name of depositor)

2801 Highway 280 South

Birmingham, Alabama 35223

(Address of depositor's principal executive offices)

(800) 265-1545

Depositor's Telephone Number, including Area Code

MAX BERUEFFY, Esq.

2801 Highway 280 South

Birmingham, Alabama 35223

(Name and address of agent for service)

Copy to:

STEPHEN E. ROTH, Esq.

THOMAS E. BISSET, Esq.

Sutherland Asbill & Brennan LLP

700 Sixth Street, N.W., Suite 700

Washington, DC 20001-3980

It is proposed that this filing will become effective:

☐  Immediately upon filing pursuant to paragraph (b) of Rule 485

☒  On May 1, 2015 pursuant to paragraph (b) of Rule 485

☐  60 days after filing pursuant to paragraph (a) of Rule 485

☐  On May 1, 2015 pursuant to paragraph (a) of Rule 485

Title of Securities Being Registered: Interests in Individual

Flexible Premium Variable and Fixed Life Insurance Policies

PROSPECTUS May 1, 2015 Protective Investors Choice VUL An Individual Flexible Premium Variable and Fixed Life Insurance Policy	Issued by Protective Variable Life Separate Account and Protective Life Insurance Company 2801 Highway 280 South Birmingham, Alabama 35223 Telephone: (800) 265-1545

This Prospectus describes the Protective Investors Choice VUL individual flexible premium variable and fixed life insurance policies (the "Policy") issued by Protective Life Insurance Company (the "Company" or "Protective Life"). The Policy is designed to provide insurance protection on the life of the Insured named in the Policy.

This Prospectus sets forth basic information about the Policy and the Variable Account that a prospective investor should know before investing. You should consider the Policy in conjunction with other insurance you own. It may not be advantageous to replace existing insurance with the Policy, or to finance the purchase of the Policy through a loan or through withdrawals from another policy. Additional fees and charges may apply. Please read this Prospectus and the Statement of Additional Information carefully before you invest.

You have the flexibility to vary the amount and timing of premium payments and your coverage will stay in force as long as sufficient Surrender Value is maintained. The Policy Value and, in certain circumstances, the Death Benefit will fluctuate with the investment performance of the investment options you select. Within certain limits, you may return the Policy.

You have a number of investment choices in this Policy. You may allocate your Policy's value to the Fixed Account, which credits a specified rate of interest (where we bear the investment risk), or among variable investment options (where you have the investment risk) with Funds from:

•  Goldman Sachs Variable Insurance Trust

•  MFS® Variable Insurance Trust(1)

•  MFS® Variable Insurance Trust II(1)

•  Oppenheimer Variable Account Funds

•  Fidelity® Variable Insurance Products Funds

•  Lord Abbett Series Fund, Inc.

•  Franklin Templeton Variable Insurance Products Trust

•  Legg Mason Partners Variable Equity Trust

•  PIMCO Variable Insurance Trust

•  Royce Capital Fund

•  AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

(1)  Sub-Accounts investing in series of the MFS Variable Insurance Trust or MFS Variable Insurance Trust II are not available for Policies with applications signed on or after May 1, 2015.

NOTE: In order for the Policy's lapse protection provision to remain in effect, your options for allocating Net Premium and transferring Policy Value among the Policy's investment choices will be restricted in accordance with the Lapse Protection Allocation Guidelines and Restrictions, and you may not allocate Net Premium or transfer Policy Value to the Fixed Account. These guidelines may not be consistent with an aggressive investment strategy. See "Policy Lapse and Reinstatement."

A prospectus for each of the Funds available through the Variable Account contains comprehensive information about each Fund. Please read these documents before investing and save them for future reference.

Please note that the Policies and/or the Funds:

•  are not guaranteed to provide any benefits;

•  are not insured by the FDIC or any other government agency;

•  are not bank deposits or other obligations of a bank and are not bank guaranteed; and

•  are subject to risks, including loss of the amount invested, tax risks and Policy Lapse.

The Securities and Exchange Commission ("SEC") has not approved or disapproved the Policy or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

PRO-PIC-05-15

TABLE OF CONTENTS

Policy Benefits/Risks Summary	3
Policy Benefits	3
Policy Risks	5
Fund Risks	7
Fee Table	9
Fund Expenses	13
The Policy	13
Premiums	14
Calculation of Policy Value	15
Death Benefit Proceeds	16
Transfers of Policy Value	18
Surrenders and Withdrawals	21
Policy Loans	22
Suspension or Delays in Payments	23
Policy Lapse and Reinstatement	24
The Company and the Fixed Account	30
The Variable Account and the Funds	31
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	32
Fidelity® Variable Insurance Products Funds	33
Franklin Templeton Variable Insurance Products Trust	33
Goldman Sachs Variable Insurance Trust	34
Legg Mason Partners Variable Equity Trust	34
Lord Abbett Series Fund, Inc.	34
MFS® Variable Insurance Trust	35
MFS® Variable Insurance Trust II	35
Oppenheimer Variable Account Funds	35
PIMCO Variable Insurance Trust	36
Royce Capital Fund	36
Charges and Deductions	40
Tax Considerations	43
Supplemental Riders and Endorsements	48
Use of the Policy	49
State Variations	50
Sale of the Policies	50
Legal Proceedings	51
Arbitration	52
Financial Statements	52
Glossary	53
Statement of Additional Information Table of Contents	55
Appendix A	A-1
Appendix B	B-1

POLICY BENEFITS/RISKS SUMMARY

This summary describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The Glossary at the end of this Prospectus defines certain words and phrases used in this Prospectus.

The Policy is an individual flexible premium variable and fixed life insurance policy for individuals.

Purposes of the Policy

The Policy is designed to be a long-term investment providing insurance benefits. You should consider the Policy in conjunction with other insurance policies you own, as well as your need for insurance and the Policy's long-term potential. It may not be advantageous to replace existing insurance coverage with the Policy. In particular, replacement of existing coverage with the Policy should be carefully considered if the decision to replace existing coverage is based solely on a comparison of policy illustrations.

We offer other types of annuity contracts and insurance policies that also invest in the same Funds in which your Policy invests. These other types of contracts and policies may have different charges that could affect the value of their Sub-Accounts and may offer different benefits than the Policy. To obtain more information about these other contracts and policies, you may contact our Home Office in writing or by telephone.

Policy Benefits

Flexibility

The Policy is designed to be flexible to meet your specific life insurance needs. You have the flexibility to choose the investment options and premiums you pay.

•  Investment Options. You may invest in your choice of numerous different investment options, as well as a Fixed Account, within your Policy. However, in order for the Policy's lapse protection provision to remain in effect, your options for allocating Net Premium and transferring Policy Value among the Policy's investment choices will be restricted in accordance with the Lapse Protection Allocation Guidelines and Restrictions, and you may not allocate Net Premium or transfer Policy Value to the Fixed Account. See "Policy Lapse and Reinstatement."

•  Premium Payments. You have the flexibility to choose how you pay premiums. You choose a planned premium when you purchase the Policy. You may change your planned premium, or pay additional premium any time, subject to certain limitations.

Death Benefit

If the Insured dies while the Policy is in force, we pay a death benefit to your beneficiary. The Death Benefit Proceeds generally pass to the beneficiary free of federal and state income tax at the death of the Insured. The calculation of the Death Benefit is determined by the Cash Value Accumulation Test.

Under the Cash Value Accumulation test, the Death Benefit is equal to the greater of:

•  The current Face Amount; or

•  The minimum death benefit described below.

The minimum death benefit is the amount of death benefit that the current Policy Value would purchase if paid as a net single premium.

The Death Benefit is reduced by any money you owe us, such as outstanding loans or liens (i.e., payments made under an accelerated death benefit rider or endorsement), interest on loans or liens, or unpaid charges. You may increase or decrease the Face Amount on your Policy under certain circumstances.

Cancellation Privilege

For a limited time after you receive your Policy, you have the right to cancel your Policy and receive a refund. See "Cancellation Privilege" for more information.

Lapse Protection

We guarantee that your Policy will remain in force — regardless of the Surrender Value — provided that each month the "Accumulated Net Premiums Received" (ANPR), less any Policy Debt, is greater than or equal to the "Accumulated Minimum Monthly Requirement" (AMMR). The manner in which we calculate these values is described in more detail in the Policy Lapse and Reinstatement section of this prospectus. If for any month you would like to know your ANPR, AMMR, or any of the other values used in their calculations, including any premium payment that may be required to maintain (or restore) the Policy's lapse protection provision, please contact us at our Home Office.

In order for the Policy's lapse protection provision to remain in effect, the Policy Debt each month can not exceed the Cash Value. Also, you must allocate your Net Premium and Policy Value in accordance with the Lapse Protection Allocation Guidelines and Restrictions. These guidelines may not be consistent with an aggressive investment strategy.

Failure to make premium payments as planned, as well as certain Policy transactions such as loans, withdrawals, and increases in the Face Amount, may cause you to lose the lapse protection unless additional premium payments are made. Premium required to restore the lapse protection provision may be significantly higher than the premiums previously paid.

In the event the Policy's lapse protection provision terminates, the Policy will continue in force as long as there is sufficient Surrender Value (without taking into account any liens on the Policy) to cover the Monthly Deduction when due.

See "Policy Lapse and Reinstatement."

Age 121.  On and after the Policy Anniversary when the Insured is age 121, the Policy will not enter the grace period or lapse regardless of your Surrender Value.

Transfers

Subject to certain restrictions you may transfer Policy Value among the Sub-Accounts and the Fixed Account. However, in order for the Policy's lapse protection provision to remain in effect, your options for transferring Policy Value among the Sub-Accounts will be restricted in accordance with the Lapse Protection Allocation Guidelines and Restrictions, and you may not allocate Net Premium or transfer Policy Value to the Fixed Account. See "Policy Lapse and Reinstatement."

The Company has the right to restrict transfers until after the later of 30 days after the Policy Effective Date or six days after the expiration of the Cancellation Period. The Company also may restrict or refuse to honor frequent transfers, including "market timing" transfers.

Portfolio Rebalancing.  Under Portfolio Rebalancing, Protective Life will automatically transfer, on a quarterly, semi-annual, or annual basis, your Variable Account Value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account Value among such Sub-Accounts. The percentage allocation of your Variable Account Value for Portfolio Rebalancing will be based on your premium allocation instructions in effect at the time of rebalancing, unless you elect otherwise. In order for the Policy's lapse protection provision to remain in effect, you must at all times participate in Portfolio Rebalancing. See "Policy Lapse and Reinstatement."

Surrenders and Withdrawals

At any time while the Policy is in force and while the Insured is living, you may surrender your Policy for its Surrender Value. A Surrender Charge may apply.

You may take money out of your Policy after the first Policy Year. The minimum withdrawal amount is $500.

A surrender or withdrawal may have tax consequences.

Loans

After the first Policy Anniversary, you may borrow using your Policy Value as collateral. Generally the minimum amount you may borrow is $500 and the maximum is 99% of your Cash Value. This maximum is reduced by any Policy Debt or liens (including accrued interest) that is outstanding on the date your loan request is received at the Home Office. State variations may apply. As collateral for the loan, we transfer an amount equal to the loan out of the Sub-Accounts and the Fixed Account and into the Loan Account on a pro-rata basis, unless you specify another allocation. Annual interest rates currently charged for standard loans are 5.0% for Policy Years 2 through 10 and 3.0% for Policy Years 11 and thereafter. You may repay all or part of your borrowings at any time while the Insured is alive and the Policy is in force. Borrowing may have tax consequences.

Settlement Options

You may choose a variety of ways to receive the proceeds of the Policy.

Supplemental Riders and Endorsements

The following supplemental riders and endorsements may be available to be added to your Policy subject to state availability. We make other riders and endorsements available in addition to those listed below.

Income Provider Option Pre-Determined Death Benefit Payout Endorsement. This endorsement converts the payment of Death Benefit Proceeds from a single lump sum to a series of payments pursuant to a specified payment schedule that describes the amount, frequency, and duration of payment of the Death Benefit Proceeds. Payment of the Death Benefit Proceeds as a series of payments will result in a portion of the payments being includible in the beneficiary's income. (See "Tax Considerations.") Please consult your tax advisor.

Terminal Illness Accelerated Death Benefit Endorsement. This endorsement provides an accelerated death benefit payment to the Owner of up to 60% of the policy's death benefit or $1 million, whichever is less, if the Insured has a qualifying terminal illness and all of the terms and conditions of the endorsement are met. This endorsement is not available in all states.

ExtendCare Chronic Illness Accelerated Death Benefit Rider. This rider provides one or more accelerated death benefit payments to the Owner during a 12-month benefit period if the Insured has a qualifying chronic illness and all of the terms and conditions of the rider are met. We begin deducting a monthly charge upon issuance of this rider based, in part, on a maximum monthly benefit amount selected by the Owner at the time of Policy issue.

Overloan Protection Endorsement. Under the provisions of this endorsement, your Policy will not lapse and the death benefit will be at least $10,000 as long as all of the terms and conditions of the endorsement are met:

•  The Policy has been in force at least 20 Policy Years;

•  The Insured's Attained Age is at least 65;

•  Withdrawals in an amount equal to the total premiums paid have been taken;

•  The Policy Debt is at least 95% of the Cash Value;

•  The Policy Debt exceeds the Face Amount;

•  Accelerated benefits have not been received under any endorsement or rider attached to your Policy;

•  Monthly Deductions or premiums are not being credited or waived under any endorsement or rider attached to your Policy;

•  Invoking this benefit does not result in a death benefit that is not compliant with our reasonable interpretation of the Code; and

•  the Policy is not a modified endowment contract.

We deduct a charge for this endorsement if the benefit under the endorsement is exercised.

Policy Risks

Investment Risk

If you invest your Policy Value in one or more Sub-Accounts, then you will be subject to the risk that investment performance may be unfavorable causing the Policy Value to decrease and the Monthly Deduction to increase (which, in turn, further decreases future Policy Value). This is because poor investment performance diminishes Policy Value thereby increasing the Net Amount at Risk under the Policy and, correspondingly, increasing the cost of insurance which is part of the Monthly Deduction. You could lose everything you invest. If you allocate Policy Value to the Fixed Account, then we credit your Policy Value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate shown on your Policy's specification page.

Planned Premium

You have the flexibility to choose how you pay premiums. Failure to make premium payments as planned may cause you to lose the Policy's lapse protection, however, and could result in Lapse. Premium required to restore the lapse protection provision may be significantly higher than the premiums previously paid. See "Policy Lapse and Reinstatement."

Investment Restrictions

In order for the Policy's lapse protection provision to remain in effect, your options for allocating Net Premium and transferring Policy Value among the Sub-Accounts will be restricted in accordance with the Lapse Protection Allocation Guidelines and Restrictions, and you may not allocate Net Premium or transfer Policy Value to the Fixed Account. These guidelines may not be consistent with an aggressive investment strategy. See "Policy Lapse and Reinstatement."

Risk of Lapse

If for any month your "Accumulated Net Premiums Received" (ANPR), less any Policy Debt, is less than the "Accumulated Minimum Monthly Requirement" (AMMR), you will lose the Policy's lapse protection. (The manner in which we calculate these values is described in more detail in the Policy Lapse and Reinstatement section of this prospectus.) You may also lose the lapse protection if the Policy Debt in any month exceeds the Cash Value or if you fail to allocate your Net Premium and Policy Value in accordance with the Lapse Protection Allocation Guidelines and Restrictions. If the lapse protection provision is not in effect, then the Policy will be in default and a grace period will begin if your Surrender Value (without taking into account any liens on the Policy) on a Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date. We will send you notice that additional premium is required to prevent Lapse. We urge you to contact one of our Service Representatives at 1-800-265-1545 and we will be happy to provide you with the premium required to prevent loss of coverage. You have a 61-day grace period to make a payment of Net Premium at least sufficient to cover the current and past-due Monthly Deductions or the Policy will Lapse. You may reinstate a Lapsed Policy, subject to certain conditions.

On and after the Policy Anniversary when the Insured is age 121, the Policy will not enter the grace period or lapse regardless of your Surrender Value.

Credit Risk

The benefits under the Policy are paid by us from our general account assets and/or your Policy Value held in the Variable Account. You assume all of the investment risk for Net Premium and Policy Value allocated to the Sub-Accounts of the Variable Account, which is not part of our general account. Our general account assets support our insurance and annuity obligations and are subject to our general liabilities from business operations and to claims by our creditors.

Any guarantees under the Policy, including the death benefit, that exceed your Variable Account Value are paid from our general account. Therefore, any amounts that we pay under the Policy in excess of your Variable Account Value are subject to our financial strength and claims-paying ability and our long- term ability to make such payments.

It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and there are risks to purchasing any insurance product. For this reason, you should consider our financial strength and claims paying ability to meet our obligations under the Policy when purchasing a Policy and making investment decisions under the Policy.

Withdrawal and Surrender Risks

The Surrender Charge under the Policy applies during the first 15 Policy Years. The Surrender Value of the Policy is generally the Policy Value less the Surrender Charge and Policy Debt and any liens (including accrued interest). It is possible that your Policy will have no Surrender Value during the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the account value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will Lapse (terminate without value), because Surrender Charges decrease the Surrender Value.

Withdrawals are not permitted during the first Policy Year. After the first Policy Year, withdrawals are permitted, subject to certain limitations, for a fee. Protective Life reserves the right to reduce the Face Amount by the withdrawn amount. Withdrawals may also cause the Policy's lapse protection to end unless additional premium payments are made.

Premium required to restore the lapse protection provision may be significantly higher than the premiums previously paid. See "Policy Lapse and Reinstatement."

A surrender or withdrawal may have tax consequences.

Tax Risks

Although the federal income tax requirements applicable to the Policy are complex and there is limited guidance regarding these requirements, we anticipate that the Policy will be treated as a life insurance contract for federal income tax purposes. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you generally should not be considered to be in receipt of any portion of your Policy's Cash Value until there is an actual distribution from the Policy. Moreover, Death Benefits payable under the Policy should be excludable from the gross income of the beneficiary. Although the beneficiary generally should not have to pay federal income tax on the Death Benefit, other taxes, such as estate taxes, may apply.

Your Policy may become a modified endowment contract as a result of: (1) the payment of excess premiums or unnecessary premiums, (2) a material change in the Policy, or (3) a reduction in your Death Benefit. If your Policy becomes a modified endowment contract, transactions such as withdrawals and loans will be treated first as a distribution of the earnings in the Policy and will be taxable as ordinary income in the year received. In addition, if the Policy Owner is under age 59 1/2 at the time of a surrender, withdrawal or loan, the amount that is included in income is generally subject to a 10% penalty tax.

If the Policy is not a modified endowment contract, distributions generally are treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans are generally not treated as distributions. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

See "Tax Considerations." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Loan Risks

A policy loan, whether or not repaid, has a permanent effect on the Policy Value, and potentially the Death Benefit, because the investment results of the Sub-Accounts and current interest rates credited on the Fixed Account Value do not apply to Policy Value in the Loan Account. Since interest credited on the Loan Account is transferred to the Sub-Accounts, even if the interest rate charged on the Policy Debt is equal to the rate credited on Policy Value in the Loan Account, unpaid interest will be added to the outstanding loan and will increase the loan balance. The larger the loan and the longer the loan is outstanding, the greater will be the effect on Policy Value held as collateral in the Loan Account.

Loans may cause the Policy's lapse protection to end unless additional premium payments are made. Premium required to restore the lapse protection provision may be significantly higher than the premiums previously paid. Your Policy may Lapse if your outstanding loan amounts reduce the Surrender Value to zero. If a Policy lapses with loans outstanding, some or all of the loan amounts may be subject to income tax. (See "Tax Considerations".) Policy loans also may increase the potential for Lapse if the investment results of the Sub-Accounts to which Surrender Value is allocated is unfavorable.

If the Insured dies while a loan is outstanding, the loan balance, which includes any unpaid interest, will be deducted from the Death Benefit.

Specialized Uses of the Policy

Because your Policy provides for an accumulation of Policy Values as well as Death Benefit, you may wish to use it for various individual and business planning purposes. Purchasing the Policy in part for such purposes may involve certain risks. For example, if the investment performance of the Sub-Accounts is poorer than expected or if sufficient premiums are not paid, the Policy may Lapse or may not accumulate sufficient Policy Value to fund the purpose for which you purchased the Policy. Withdrawals and Policy Loans may significantly affect current and future Policy Value, Surrender Value or Death Benefit proceeds. The Policy is designed to provide benefits on a long-term basis. Before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. In addition, using a Policy for a specialized purpose may have tax consequences.

Fund Risks

A comprehensive discussion of the risks of each Fund may be found in each Fund's prospectus. Please refer to the Funds' prospectuses for more information.

Cyber-Security Risks

Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on our website and other operational disruption and unauthorized release of confidential Owner information. Cyber-attacks affecting us, the Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Policy Value. For instance, cyber-attacks may interfere with our processing of Policy transactions, including the processing of transfer orders from our website or with the Funds, impact our ability to calculate Policy Value, cause the release and possible destruction of confidential Owner or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber-security risks may also impact the issuers of securities in which the Funds invest, which may cause your Policy to lose value. There can be no assurance that we or the Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. If the amount of a charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative Insured with the characteristics set forth in the table. These charges may not be typical of the charges you will pay. On and after the Policy Anniversary when the Insured is age 121, we do not deduct any fees and charges other than the interest charged on loans (if a loan is outstanding).

The first table describes the fees and expenses that you will pay at the time that you pay premiums, surrender the Policy, allow the Policy to Lapse, decrease the Initial Face Amount, transfer Policy Value among the Sub-Accounts and to and from the Fixed Account, and make withdrawals.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Premium Expense Charge:	Upon receipt of each premium payment	8% of each premium payment for the first 10 Policy Years; 4% thereafter	8% of each premium payment for the first 10 Policy Years; 4% thereafter
Contingent Deferred Sales Charge:(1)
Minimum and Maximum Charge	At the time of any surrender, Lapse, or decrease in the Initial Face Amount which may occur if a withdrawal is made during the first 15 Policy Years	$1.50 - $49.75 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable	$1.50 - $49.75 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable
Charge for a 62 year old female in the nontobacco class during the first Policy year	At the time of any surrender, Lapse, or decrease in the Initial Face Amount which may occur if a withdrawal is made during the first 15 Policy Years	$48.00 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable	$48.00 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable
Transfer Fee:	Upon each transfer in excess of 12 in a Policy Year	$25 per transfer	$0 per transfer
Withdrawal Charge:	At the time of each withdrawal of Policy Value	The lesser of 2.0% of the amount withdrawn or $25	The lesser of 2.0% of the amount withdrawn or $25

(1)  The contingent deferred sales charge varies based on individual characteristics such as the Insured's Issue Age, sex and underwriting class, and decreases each Policy Year until it reaches zero after the 15th Policy Year. The contingent deferred sales charge shown in the table may not be typical of the charges you will pay. Your Policy's specification page will indicate the charges applicable to your Policy, and more detailed information concerning these charges is available on request from our Home Office.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including the Funds' fees and expenses.

Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Cost of Insurance:(2)(3)
Minimum and Maximum Charge	On the Policy Effective Date and each Monthly Anniversary Day	$0.02 - $333.33 per $1,000 of Net Amount at Risk	$0.01 - $136.16 per $1,000 of Net Amount at Risk
Charge for a 62 year old female in the nontobacco class during the first Policy Year	On the Policy Effective Date and each Monthly Anniversary Day	$0.73 per $1,000 of Net Amount at Risk	$0.32 per $1,000 of Net Amount at Risk
Mortality and Expense Risk Charge:	On the Policy Effective Date and each Monthly Anniversary Day	0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% such amount	0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% such amount
Standard Administrative Fee:	On the Policy Effective Date and each Monthly Anniversary Day	$8.00	$8.00
Administrative Charge(4):
Minimum and Maximum Charge	On the Policy Effective Date and each Monthly Anniversary Day during first 5 Policy Years	$0.14 - $3.28 per $1,000 of Initial Face Amount	$0.14 - $3.28 per $1,000 of Initial Face Amount
Charge for a 62 year old female in the nontobacco underwriting class	On the Policy Effective Date and each Monthly Anniversary Day during first 5 Policy Years	$0.89 per $1,000 of Initial Face Amount	$0.89 per $1,000 of Initial Face Amount

(2)  Cost of insurance charges vary based on individual characteristics such as the Insured's Issue Age, sex and rate (i.e., underwriting) class, the number of years that the Policy has been in force, and the Net Amount at Risk on either the Policy Effective Date or the applicable Monthly Anniversary Date. The charge generally increases with the Issue Age. In determining current cost of insurance charges, we may consider a variety of factors, including those unrelated to mortality experience. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy's specification page will indicate the guaranteed cost of insurance charges applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from our Home Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Issue Age, sex and rate classification of the Insured, and the Face Amount, planned premiums, and riders requested. This charge has been rounded to the nearest hundredth. Please see "Charges and Deductions" for additional information.

(3)  The Net Amount at Risk is equal to the Death Benefit minus the Policy Value.

(4)  The administrative charge varies based on the Insured's Issue Age, sex and underwriting class. The administrative charge shown in the table may not be typical of the charges you will pay. Your Policy's specification page will indicate the charges applicable to your Policy, and more detailed information concerning these charges is available on request from our Home Office.

Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Administrative Charge For Face Amount Increases:(5)
Minimum and Maximum Charge	On the Effective Date of the increase and the subsequent 11 Monthly Anniversary Days	$0.39 - $1.74 per $1,000 of any increase in Face Amount	$0.39 - $1.74 per $1,000 of any increase in Face Amount
Charge for a 62 year old female in the nontobacco underwriting class	On the Effective Date of the increase and the subsequent 11 Monthly Anniversary Days	$1.56 per $1,000 of any increase in Face Amount	$1.56 per $1,000 of any increase in Face Amount
Net Cost of Loans(6)	On each Policy Anniversary, as applicable(7)	4.00% (annually) in Policy Years 1 through 10; 2.25% in Policy Years 11 and thereafter	4.00% (annually) for standard loans, 3.00% for carry-over loans(9) in Policy Years 1 through 10; 2% in Policy Years 11 and thereafter
Optional Supplemental Rider Charges:
Children's Term Life Insurance Rider	On the Effective Date and each Monthly Anniversary Day	$0.45 per $1,000 of rider coverage amount	$0.45 per $1,000 of rider coverage amount
Accidental Death Benefit Rider(8)
Minimum and Maximum Charge	On the Effective Date and each Monthly Anniversary Day	$0.08 - $0.16 per $1,000 of rider coverage amount	$0.08 - $0.16 per $1,000 of rider coverage amount
Charge for a 48 year old	On the Effective Date and each Monthly Anniversary Day	$0.08 per $1,000 of rider coverage amount	$0.08 per $1,000 of rider coverage amount

(5)  The administrative charge for Face Amount increases varies based on the Insured's Issue Age, sex, and underwriting class. The administrative charge shown in the table may not be typical of the charges you will pay. Your Policy's speculation page will indicate the charges applicable to your Policy, and more detailed information concerning these charges is available on request from our Home Office.

(6)  The Net Cost of Loans is the difference between the amount of interest we charge you for a loan and the amount of interest we credit based upon the amount in your Loan Account. We charge interest daily on any outstanding loan at the following effective annual rates: (a) 5.0% current (5.0% guaranteed) for standard loans in Policy Years 2-10; (b) 4.0% current (5.0% guaranteed) for carry-over loans in Policy Years 1-10; and (c) 3.0% current (3.25% guaranteed) for all loans in Policy Years 11 and greater. We credit interest annually to the Loan Account on any outstanding loan at an effective annual interest rate of not less than 1.0%.

(7)  As long as a loan is outstanding, loan interest must be paid in arrears on each Policy Anniversary or, if earlier, on the date of loan repayment, lapse, surrender, termination, or the insured's death.

(8)  The charge for the Accidental Death Benefit Rider varies based on the Insured's attained age. The rider charge shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the rider charge applicable to your Policy, and more detailed information concerning this charge is available on request from our Home Office.

(9)  A carry-over loan is a loan taken from an insurance policy that is subsequently exchanged tax-free under Section 1035 of the Internal Revenue Code for the Policy, the value of which loan is used to determine the Policy Value.

Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Disability Benefit Rider(9)
Minimum and Maximum Charge	On the Effective Date and each Monthly Anniversary Day	$1.50 - $24.23 per $100 of rider coverage amount	$1.50 - $24.23 per $100 of rider coverage amount
Charge for a 41 year old female	On the Effective Date and each Monthly Anniversary Day	$4.79 per $100 of rider coverage amount	$4.79 per $100 of rider coverage amount
ExtendCare Chronic Illness Accelerated Death Benefit Rider(10)
Minimum and Maximum Charge	On the Effective Date and each Monthly Anniversary Day	$0.02 - $83.33 per $1,000 of Net Amount at Risk	$0.01 - $7.32 per $1,000 of Net Amount at Risk
Charge for a 45 year old male in the nontobacco class with a Face Amount of $500,000 and monthly benefit of $5,000 and an elimination period of 3 months during the first Policy Year	On the Effective Date and each Monthly Anniversary Day	$0.19 per $1,000 of Net Amount at Risk	$0.01 per $1,000 of Net Amount at Risk
Overloan Protection Endorsement
Minimum and Maximum Charge	When the Benefit is Exercised	5% of Policy Value	5% of Policy Value

(9)  The charge for the Disability Benefit Rider varies by the attained age and sex of the Insured. The rider coverage amount is the specified amount of premium that we will credit to your Policy when you begin receiving benefits under the rider. The rider charge shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the rider charge applicable to your Policy, and more detailed information concerning this charge is available on request from our Home Office.

(10)  The charge for the ExtendCare Chronic Illness Accelerated Death Benefit Rider varies based on the Insured's Issue Age, sex and rate (i.e., underwriting) class, the number of years that the Policy has been in force, Face Amount and monthly benefit (maximum monthly benefit chosen at the issuance of the Policy). The rider charge shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the rider charge applicable to your Policy, and more detailed information concerning this charge is available on request from our Home Office.

FUND EXPENSES

The next item shows the minimum and maximum total operating expenses deducted from the total net assets of the Funds (before waiver or reimbursement) during the fiscal year ended December 31, 2014. Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Annual Fund Operating Expenses:

RANGE OF EXPENSES FOR THE FUNDS

	Minimum		Maximum
Total Annual Fund Operating Expenses (total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses)	0.20%	-	1.73	%*

*  The range of Total Annual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds' advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund's expenses.

For information concerning compensation paid to sales representatives in connection with the sale of the Policies, see "Sale of the Policies."

THE POLICY

Purchasing a Policy

To purchase a Policy, you must submit a completed application and at least the minimum initial premium payment through a licensed representative of Protective Life who is also a registered representative of a broker-dealer having a distribution agreement with Investment Distributors, Inc. Protective Life requires satisfactory evidence of the insurability, which may include a medical examination of the Insured. Generally, Protective Life will issue a Policy covering an Insured up to age 75 if evidence of insurability satisfies Protective Life's underwriting rules. Minimum age requirements may apply. Acceptance of an application depends on Protective Life's underwriting rules, and Protective Life may reject an application for any reason. With your consent, a Policy may be issued on a basis other than that applied for (i.e., on a higher premium class basis due to increased risk factors). A Policy is issued after Protective Life approves the application. Premium is not a requirement to issue a Policy but your insurance will not take effect until you pay your minimum initial premium. Premium may be collected at the time of Policy delivery.

Insurance coverage under a Policy begins on the Policy Effective Date. Temporary life insurance coverage also may be provided under the terms of a temporary insurance agreement. Under such agreements, the total amount of insurance which may become effective prior to the Policy Effective Date may not exceed $1,000,000 (including the amount of any life insurance and accidental death benefits then in force or applied for with the Company) may be dependent on satisfactory underwriting and other conditions and may not be in effect for more than 60 days. In addition, such agreement may not be issued on proposed Insureds under 15 days of age.

In order to obtain a more favorable Issue Age, Protective Life may permit the Owner to "backdate" a Policy by electing a Policy Effective Date up to six months prior to the date of the original application, subject to state requirements. Charges for the Monthly Deduction for the backdated period are deducted as of the Policy Effective Date and the calculation of the Policy's lapse protection will include the minimum premiums required for the backdated period. (See "Policy Lapse and Reinstatement".)

The Owner of the Policy may exercise all rights provided under the Policy. The Insured is the Owner, unless a different person is named as Owner in the application. By Written Notice received by Protective Life at the Home Office while the Insured is living, the Owner may name a contingent Owner or a new Owner. If there are joint Owners, all Owners must authorize the exercise of any right under the Policy. Unless the Owner provides otherwise, in the event of one joint Owner's death, ownership passes to any surviving joint Owner(s). Unless a contingent Owner has been named, ownership of the Policy passes to the estate of the last surviving Owner upon his or her death. A change in Owner may have tax consequences.

Fees, charges and benefits available under the Policy may vary depending on the state in which the Policy is issued.

Cancellation Privilege

You may cancel your Policy for a refund during the Cancellation Period by returning it to Protective Life's Home Office or to the sales representative who sold it along with a written cancellation request. The Cancellation Period is determined by the law of the state in which the application is signed and is shown in your Policy. In most states it expires at the latest of

(1)  10 days after you receive your Policy, or

(2)  45 days after you sign your application.

Return of the Policy by mail is effective upon receipt by Protective Life. We will treat the Policy as if it had never been issued. Within seven calendar days after receiving the returned Policy, Protective Life will refund the greater of

(1)  the premiums paid (after deduction of any Policy fees and other charges, unless prohibited by state law) and,

(2)  the sum of the Fixed Account Value and the Variable Account Value determined as of the Valuation Day the returned Policy is received.

This amount may be more or less than the aggregate premiums paid. In states requiring the return of premiums paid, Protective Life will refund the greater of the Policy Value or the premiums paid.

Changes in the Policy or Benefits

At any time Protective Life may make such changes in the Policy as are necessary to assure compliance with any applicable laws or with regulations or rulings issued by a government agency. This includes, but is not limited to, changes necessary to comply at all times with the definition of life insurance prescribed by the Internal Revenue Code. Any such changes will apply uniformly to all affected Policies and Owners will receive notification of such changes.

PREMIUMS

Minimum Initial Premium. The minimum initial premium required depends on a number of factors, including the age, sex and rate class of the proposed Insured, the Initial Face Amount requested by the applicant, any supplemental riders requested by the applicant and the planned periodic premiums that the applicant selects. Consult your sales representative for information about the initial premium required for the coverage you desire.

Planned Periodic Premiums. In the application the Owner selects a plan for paying level premiums at specified intervals (e.g., quarterly, semi-annually or annually). At the Owner's election, we will also arrange for payment of planned periodic premiums on a monthly basis (on any day except the 29th, 30th, or 31st of a month) under a pre-authorized payment arrangement. You are not required to pay premiums in accordance with these plans. You can pay more or less than planned or skip a planned periodic premium entirely. Failure to make premium payments as planned may cause you to lose the Policy's lapse protection, however, and could result in Lapse. Premium required to restore the lapse protection provision may be significantly higher than the premiums previously paid. (See "Policy Lapse and Reinstatement"). Subject to the limits described below, you can change the amount and frequency of planned periodic premiums at any time by written notice to Protective Life at the Home Office or by telephone, facsimile, automated telephone system, or via the Internet at www.protective.com. Additional premiums may be required to maintain the Policy, depending on a number of factors including investment experience and loans and/or withdrawals on the Policy.

Unless you have arranged to pay planned periodic premiums by pre-authorized payment arrangement or have otherwise requested, you will be sent reminder notices for planned periodic premiums.

Unscheduled Premiums. Subject to the limitations described below, additional unscheduled premiums may be paid in any amount and at any time. By written notice to Protective Life at the Home Office, the Owner may specify that all unscheduled premiums are to be applied as repayments of Policy Debt, if any.

Premium Limitations. Premiums are accepted until Attained Age of 121. Premiums may be paid by any method acceptable to Protective Life. If by check, the check must be from an Owner (or the Owner's designee other than a sales representative), payable to Protective Life, and be dated prior to its receipt at the Home Office.

Additional limitations apply to premiums. Premium payments must be at least $150 ($50 if paid monthly by a pre-authorized payment arrangement) and must be remitted to the Home Office. Protective Life also reserves the right to limit the amount of any premium payment. In addition, if at any point in time aggregate premiums paid under a Policy exceed certain limitations for life insurance policies as set forth in the Internal Revenue Code, the Policy may become a modified endowment contract. (See "Tax Considerations".) Protective Life will monitor Policies and will attempt to notify the Owner on a timely basis if his or her Policy is in jeopardy of becoming a modified endowment contract under the Internal Revenue Code, if applicable. (See "Tax Considerations".)

Premium Payments Upon Increase in Face Amount. Depending on the Policy Value at the time of an increase in the Face Amount and the amount of the increase requested, an additional premium payment may be necessary or a change in the amount of planned periodic premiums may be advisable. You will be notified if a premium payment is necessary or a change appropriate.

Net Premium Allocations

In order for the Policy's lapse protection provision to remain in effect, your options for allocating Net Premium among the Sub-Accounts will be restricted in accordance with the Lapse Protection Allocation Guidelines and Restrictions, and you may not allocate Net Premium or transfer Policy Value to the Fixed Account. See "Policy Lapse and Reinstatement."

You must indicate in the application how Net Premiums are to be allocated to the Sub-Accounts and/or to the Fixed Account. These allocation instructions apply to both initial and subsequent Net Premiums. You may change the allocation instructions in effect at any time until Attained Age of 121 by Written Notice to Protective Life at the Home Office or by telephone, facsimile, automated telephone system, or via the Internet at www.protective.com. Whole percentages must be used. The sum of the allocations to the Sub-Accounts and the Fixed Account must be equal to 100% of any Net Premiums. Protective Life reserves the right to establish (i) a limitation on the number of Sub-Accounts to which Net Premiums may be allocated and/or (ii) a minimum allocation requirement for the Sub-Accounts and the Fixed Account. Currently, the minimum amount that can be allocated to any Sub-Account or the Fixed Account is 3% of any Net Premiums.

For Policies issued in states where, upon cancellation during the Cancellation Period, Protective Life returns at least your premiums, Protective Life reserves the right to allocate your initial Net Premium (and any subsequent Net Premiums paid during the Cancellation Period) to the Oppenheimer Money Fund Sub-Account/VA or the Fixed Account until the expiration of the number of days in the Cancellation Period plus 6 days starting from the date that the Policy is mailed from the Home Office. Thereafter, the Policy Value in the Oppenheimer Money Fund Sub-Account/VA or the Fixed Account and all Net Premiums will be allocated according to your allocation instructions then in effect.

If Protective Life receives a premium payment not requiring additional underwriting at the Home Office before 3:00 P.M. Central Time, Protective Life will process the payment as of the Valuation Day it is received. Protective Life processes premium payments received at the Home Office at or after 3:00 P.M. Central Time as of the next Valuation Day. However, premium payments will not be accepted in connection with an increase in Face Amount until underwriting has been completed. When approved, Net Premium received will be allocated in accordance with your allocation instructions then in effect.

Unless designated by the Owner as a loan repayment, premiums received from Owners (other than planned periodic premiums) are treated as unscheduled premiums.

CALCULATION OF POLICY VALUE

Variable Account Value

The Variable Account Value reflects the investment experience of the Sub-Accounts to which it is allocated, any premiums allocated to the Sub-Accounts, transfers in or out of the Sub-Accounts, any withdrawals of Variable Account Value, any Surrender Charges deducted, and Monthly Deductions. There is no guaranteed minimum Variable Account Value. A Policy's Variable Account Value therefore depends upon a number of factors. The Variable Account Value for a Policy at any time is the sum of the Sub-Account Values for the Policy on the Valuation Day most recently completed.

Determination of Units. For each Sub-Account, the Net Premium(s) or unloaned Policy Value transferred are converted into units. The number of units credited is determined by dividing the dollar amount directed to each Sub-Account by the value of the unit for that Sub-Account for the Valuation Day on which the Net Premium(s) or transferred amount is invested in the Sub-Account. Therefore, Net Premiums allocated to or amounts transferred to a Sub-Account under a Policy increase the number of units of that Sub-Account credited to the Policy.

Determination of Unit Value. The unit value at the end of every Valuation Day is the unit value at the end of the previous Valuation Day times the net investment factor, as described below. The Sub-Account Value for a Policy is determined on any day by multiplying the number of units attributable to the Policy in that Sub-Account by the unit value for that Sub-Account on that day.

Net Investment Factor. The net investment factor is an index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of a unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2), where:

(1)  is the result of:

a.  the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus

b.  the per share amount of any dividend or capital gain distributions made by the Fund to the Sub-Account, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

c.  a per share charge or credit for any taxes reserved for, which is determined by Protective Life to have resulted from the operations of the Sub-Account.

(2)  is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the last prior Valuation Period.

Fixed Account Value

The Fixed Account Value under a Policy at any time is equal to: (1) the Net Premium(s) allocated to the Fixed Account, plus (2) amounts transferred to the Fixed Account, plus (3) interest credited to the Fixed Account, less (4) transfers from the Fixed Account (including any transfer fees deducted), less (5) withdrawals from the Fixed Account (including any withdrawal charges deducted), less (6) Surrender Charges deducted in the event of a decrease in Face Amount, less (7) loans, less (8) Monthly Deductions. See "The Fixed Account," for a discussion of how interest is credited to the Fixed Account.

DEATH BENEFIT PROCEEDS

As long as the Policy remains in force, Protective Life will pay the Death Benefit Proceeds upon receipt at the Home Office of satisfactory proof of the Insured's death. Protective Life may require return of the Policy. The Death Benefit Proceeds are paid to the primary beneficiary or a contingent beneficiary. The Owner may name one or more primary or contingent beneficiaries and change such beneficiaries, as provided for in the Policy. If no beneficiary survives the Insured, the Death Benefit Proceeds are paid to the Owner or the Owner's estate. Death Benefit Proceeds are paid in a lump sum or under a settlement option. Payment of the Death Benefit Proceeds may have tax consequences. (See "Tax Considerations.")

Please note that any death benefit payment we make in excess of the Variable Account Value, including payments under any rider, is subject to our financial strength and claims-paying ability.

If the Owner has elected the Income Provider Option Pre-Determined Death Benefit Payout Endorsement, we will pay the Death Benefit Proceeds pursuant to a payment schedule established according to the terms of the endorsement. See "Supplemental Riders and Endorsements."

Calculation of Death Benefit Proceeds

The Death Benefit Proceeds are equal to the Death Benefit calculated as of the date of the Insured's death, plus benefits under any supplemental riders or endorsements, minus (1) any Policy Debt on that date, (2) any liens for payments made under an accelerated death benefit rider or endorsement including accrued interest, and (3) any past due Monthly Deductions if the Insured died during the grace period.

The calculation of the Death Benefit is determined by the Cash Value Accumulation Test, as described below. Under certain circumstances, the amount of the Death Benefit may be adjusted. If part or all of the Death Benefit is paid in one sum, Protective Life will pay interest on this sum as required by applicable state law from the date of receipt of due proof of the Insured's death to the date of payment.

The Death Benefit is affected by withdrawals, and decreases in Face Amount and the Death Benefit Proceeds are affected by Policy Debt and liens on the Policy (including accrued interest) and any past due Monthly Deductions (if the Insured died during the grace period).

Death Benefit

The Death Benefit is the greater of: (1) the Face Amount under the Policy on the date of the Insured's death, or (2) the minimum death benefit described below.

The minimum death benefit at any time is the amount of death benefit that the current Policy Value would purchase if paid as a net single premium. Such net single premium is determined according to the Cash Value Accumulation Test prescribed under Section 7702 of the Internal Revenue Code, as amended or its successor, if such amendment or successor is applicable to the Policy.

For purposes of determining this net single premium, the mortality charges taken into account generally are the maximum mortality charges guaranteed under the Policy. Such charges do not, however, exceed the maximum charges permitted to be taken into account under the Cash Value Accumulation Test of Section 7702. In determining the net single premium, the interest rate taken into account is the greater of an annual effective interest rate of 4 percent or the annual effective credited interest rate or rates guaranteed on issuance of the policy. For purposes of calculating the Cash Value Accumulation Test, the Policy is deemed to mature on the date the Insured attains age 100, and the Policy Value deemed to exist on such date shall not exceed the least amount payable as a death benefit at any time under the Policy.

Examples of Death Benefit calculations are found in Appendix A.

Changing the Face Amount

On or after the first Policy Anniversary, the Owner may request a change in the Face Amount. The request must be received in writing at the Home Office.

Increasing the Face Amount. Any increase in the Face Amount must be at least $10,000 and an application must be submitted. Protective Life reserves the right to require satisfactory evidence of insurability. In addition, the Insured's Attained Age must be less than the current maximum Issue Age for the Policies, as determined by Protective Life from time to time. A change in planned periodic premiums may be advisable. (See "Premiums Upon Increase in Face Amount".) The increase in Face Amount will become effective as of the date shown on the supplemental Policy Specifications Page (which will be sent to you), and the Policy Value will be adjusted to the extent necessary to reflect a Monthly Deduction as of the effective date based on the increase in Face Amount. When the Policy's lapse protection is in effect, the Minimum Monthly Requirement will also generally be increased, which could require you to make additional premium payments to maintain the lapse protection. See "Policy Lapse and Reinstatement."

A separate administrative charge for Face Amount increases will be assessed for the first twelve months following an increase in the Face Amount.

As with the Policy itself, a Face Amount increase is subject to a cancellation privilege. Therefore, the Owner may exercise the privilege by canceling any increase in Face Amount within the prescribed cancellation period. In such an event, unless the Owner requests otherwise, an amount will be refunded (i.e., credited back to the Policy Value) as described above except that if no additional premiums were required in connection with the Face Amount increase, then the amount refunded is limited to that portion of the first Monthly Deduction following the increase that is attributable to cost of insurance charges for the increase and the monthly administrative charge for the increase. Increasing the Face Amount may also have tax consequences.

Decreasing the Face Amount. Although Protective Life will attempt to notify an Owner if a decrease in the Face Amount will cause a Policy to be considered a modified endowment contract, we will not automatically return premium that would cause this. (See "Tax Considerations" — Policies which are MECs.)

The Face Amount after any decrease must be at least $100,000. Protective Life reserves the right to prohibit any decrease in Face Amount (1) for 3 years following an increase in Face Amount and (2) for one Policy Year following the last decrease in Face Amount. If the Initial Face Amount of the Policy has been increased prior to the requested decrease, then the decrease will first be applied against any previous increases in Face Amount in the reverse order in which they occurred. The decrease will then be applied to the Initial Face Amount. A decrease in Face Amount will become effective on the Monthly Anniversary Day that coincides with or next follows receipt and acceptance of a request at the Home Office.

Decreasing the Face Amount of the Policy may have the effect of decreasing monthly cost of insurance charges. However, if the initial Face Amount is decreased during the first 15 Policy Years, a Surrender Charge will apply. Decreasing the Face Amount also may have tax consequences.

Settlement Options

The Company offers a variety of ways of receiving proceeds payable under the Policy, such as on surrender or death, other than in a lump sum. Any sales representative authorized to sell this Policy can further explain these settlement options upon request. All of these settlement options (except one) are forms of fixed-benefit annuities, which do not vary with the investment performance of a separate account. Under each of the fixed-benefit settlement options, no surrender or withdrawal may be made once payments have begun.

The following settlement options may be elected.

Option 1 — Payment for a Fixed Period. Equal monthly payments will be made for any period of up to 30 years. The amount of each payment depends on the total amount applied, the period selected and the monthly payment rates Protective Life is using when the first payment is due.

Option 2 — Life Income with Payments for a Guaranteed Period. Equal monthly payments are based on the life of the named annuitant. Payments will continue for the lifetime of the annuitant with payments guaranteed for 10 or 20 years. Payments stop at the end of the selected guaranteed period or when the named person dies, whichever is later.

Option 3 — Interest Income. Protective Life will hold any amount applied under this option. Interest on the unpaid balance will be paid each month at a rate determined by Protective Life. This rate will never be less than 1% per year.

Option 4 — Payments for a Fixed Amount. Equal monthly payments will be made of an agreed fixed amount. The amount of each payment may not be less than $10 for each $1,000 applied. Interest will be credited each month on the unpaid balance and added to it. This interest will be at a rate set by us, but will never be less than 1% per year. Payments continue until the amount Protective Life holds runs out. The last payment will be for the balance only.

Minimum Amounts. Protective Life reserves the right to pay the total amount of the Policy in one lump sum, if less than $5,000. If monthly payments are less than $50, payments may be made quarterly, semi-annually, or annually at Protective Life's option.

Other Requirements. Settlement options must be elected by Written Notice received by Protective Life at the Home Office. The Owner may elect settlement options during the Insured's lifetime; beneficiaries may elect settlement options thereafter if Death Benefit Proceeds are payable in a lump sum. The effective date of an option applied to Death Benefit Proceeds is the date the due proof of death of the Insured is received at the Home Office. The effective date of an option applied to Surrender Value is effective date of the surrender.

If Protective Life has available, at the time a settlement option is elected, options or rates on a more favorable basis than those guaranteed, the higher benefits will apply.

Escheatment of Death Benefit

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of 3 to 5 years from the date the Death Benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, Protective Life is still unable to locate the beneficiary of the Death Benefit, or the beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the Death Benefit (without interest) if your beneficiary steps forward to claim the Death Benefit with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing, by telephone, or other approved electronic means to the Home Office.

TRANSFERS OF POLICY VALUE

In order for the Policy's lapse protection provision to remain in effect, your options for transferring Policy Value among the Sub-Accounts will be restricted in accordance with the Lapse Protection Allocation Guidelines and Restrictions, and you may not allocate Net Premium or transfer Policy Value to the Fixed Account. See "Policy Lapse and Reinstatement."

You may transfer the Fixed Account Value or any Policy Value in a Sub-Account to other Sub-Accounts or the Fixed Account, subject to certain restrictions described below. Transfers received at the Home Office before 3:00 P.M. Central Time are processed as of the Valuation Day the request is received. Requests received at or after 3:00 P.M. Central Time are processed as of the next Valuation Day. Protective Life may, however defer transfers under the same conditions that payment of Death Benefit Proceeds, withdrawals and surrenders may be delayed. See "Suspension or Delay of Payments". The minimum amount that may be transferred is the lesser of $100 or the entire amount in any Sub-Account or the Fixed Account from which the transfer is made. If, after the transfer, the amount remaining in a Sub-Account(s) or the Fixed Account would be less than $100, Protective Life reserves the right to transfer the entire amount instead of the requested amount. Protective Life reserves the right to restrict the maximum amount which may be transferred from the Fixed Account in any Policy Year. The maximum is currently the greater of $2,500 or 25% of the Fixed Account Value. Due to this limitation, if you want to transfer all of your Policy Value from the Fixed Account to the Variable Account, it may take several years to do so. Protective Life reserves the right to limit transfers to 12 per Policy Year. For each additional transfer over 12 in any Policy Year, Protective Life reserves the right to charge a transfer fee. The transfer fee, if any, is deducted from the amount being transferred. We have the right to restrict such transfers until the later of thirty days after the Policy Effective Date or six days after the expiration of the Cancellation Period.

Limitations on frequent transfers, including "market timing" transfers. Frequent transfers may involve an effort to take advantage of the possibility of a lag between a change in the value of a Fund's portfolio securities and the reflection of that change in the Fund's share price. This strategy, sometimes referred to as "market timing," involves an attempt to buy shares of a Fund at a price that does not reflect the current market value of the portfolio securities of the Fund, and then to realize a profit when the Fund shares are sold the next Valuation Day or thereafter.

When you request a transfer among the Sub-Accounts, your request triggers the purchase and redemption of Fund shares. Frequent transfers cause frequent purchases and redemptions of Fund shares. Frequent purchases and redemptions of Fund shares can cause adverse effects for a Fund, Fund shareholders, the Variable Account, other Owners, beneficiaries or owners of other variable life insurance policies we issue that invest in the Variable Account. Frequent transfers can result in the following adverse effects:

•  Increased brokerage trading and transaction costs;

•  Disruption of planned investment strategies;

•  Forced and unplanned liquidation and portfolio turnover;

•  Lost opportunity costs; and

•  Large asset swings that decrease the Fund's ability to provide maximum investment return to all Policy Owners.

In order to try to protect our Policy Owners and the Funds from the potential adverse effects of frequent transfer activity, the Company has implemented certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent frequent, short-term transfer activity that may adversely affect the Funds, Fund shareholders, the Variable Account, other Policy Owners beneficiaries and Policy Owners of other variable life policies we issue that invest in the Variable Account.

We monitor transfer activity in the Contracts to identify frequent transfer activity in any Policy. Our current Market Timing Procedures are intended to detect transfer activity in which the transfers exceed a certain dollar amount and a certain number of transfers involving the same Sub-Accounts within a specific time period. We regularly review transaction reports in an attempt to identify transfers that exceed our established parameters. We do not include transfers made pursuant to the portfolio rebalancing program when monitoring for frequent transfer activity.

When we identify transfer activity exceeding our established parameters in a Policy or group of Policies that appear to be under common control, we suspend non-written methods of requesting transfers for that Policy or group of Policies. All transfer requests for the affected Policy or group of Policies must be made by Written Notice to the Home Office. We notify the affected Policy Owner(s) in writing of these restrictions.

In addition to our Market Timing Procedures, the Funds may have their own market timing policies and restrictions. While we reserve the right to enforce the Funds' policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the market timing policies established by the Fund.

Some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by law, we reserve the right to delay or refuse to honor a transfer request, or to reverse a transfer at any time we are unable to purchase or redeem shares of any of the Funds because of the Fund's refusal or restriction on purchases or redemptions. We will notify the Policy Owner(s) of any refusal or restriction on a purchase or redemption by a Fund relating to that Policy Owner's transfer request. Some Funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual Fund shares within a certain number of business days after purchase). We also reserve the right to implement, administer, and collect any redemption fees imposed by any of the Funds. You should read the prospectus of each of the Funds for more information about its ability to refuse or restrict purchases or redemptions of its shares, which may be more or less restrictive than our Market Timing Procedures and those of other Funds, and to impose redemption fees.

We apply our Market Timing Procedures consistently to all Policy Owners without special arrangement, waiver or exception. We reserve the right to change our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter potentially harmful frequent transfer activity, to comply with state or federal regulatory requirements, or both. We may change our parameters to monitor for different dollar amounts, number of transfers, time period of the transfers, or any of these.

Policy Owners seeking to engage in frequent transfer activity may employ a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Policy Owners determined to be engaged in transfer activity that may adversely affect others involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect or deter every potential market timer. In addition, because other insurance companies, retirement plans, or both may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from frequent transfer activity in contracts or policies issued by other insurance companies or by retirement plan participants.

How to Request Transfers

You may request transfers by Written Notice at any time. You also may request transfers by telephone, facsimile, automated telephone system or via the Internet at www.protective.com ("non-written instructions"). From time to time and at our sole discretion, we may introduce additional methods for requesting transfers or discontinue any method for making non-written instructions for such transfers. We will require a form of personal identification prior to acting on non-written instructions and we will record telephone requests. We will send you a confirmation of all transfer requests communicated to us. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent transfer requests.

Reservation of Rights

Protective Life reserves the right without prior notice to modify, restrict, suspend or eliminate the transfer privileges (including telephone transfers) at any time, for any class of Policies, for any reason. In particular, we reserve the right not to honor transfer requests by a third party holding a power of attorney from an Owner where that third party requests simultaneous transfers on behalf of the Owners of two or more Policies. In the event Protective Life chooses to exercise these rights, we will notify the affected Owners in writing or through a supplement to this Prospectus.

Reliability of Communication Systems

The Internet and telephone systems may not always be available. Telephone and computer systems, whether yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request in writing to the Home Office.

Portfolio Rebalancing

In order for the Policy's lapse protection provision to remain in effect, you must at all times participate in Portfolio Rebalancing. See "Policy Lapse and Reinstatement." For this reason, we will issue your Policy with Portfolio Rebalancing in effect.

Under Portfolio Rebalancing, Protective Life will automatically transfer, on a quarterly, semi-annual, or annual basis, your Variable Account Value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account Value among such Sub-Accounts. If you do not choose a frequency, we will rebalance on a semi-annual basis. Such percentage allocations must be in whole numbers and must allocate amounts only among the Sub-Accounts. No amounts will be transferred to the Fixed Account as part of Portfolio Rebalancing. Unless you instruct otherwise, the percentage allocation of your Variable Account Value for Portfolio Rebalancing will be based on your premium allocation instructions in effect at the time of rebalancing. Any allocation instructions, including Portfolio Rebalancing allocation instructions, that you give us that differ from your then current Net Premium allocation instructions will be deemed to be a request to change your Net Premium allocation. Portfolio Rebalancing may commence on any day of the month that you request except the 29th, 30th or 31st. If no day is selected, rebalancing will occur on each applicable Monthly Anniversary Day.

Portfolio Rebalancing begins on the first quarterly, semi-annual or annual anniversary of the Policy. You may change or terminate Portfolio Rebalancing by written instruction received by Protective Life at the Home Office, or by telephone if you have previously authorized us to take telephone instructions. If Protective Life elects to limit the number of transfers or impose the transfer fee Portfolio Rebalancing transfers will not count as one of the 12 free transfers available during any Policy Year. Protective Life reserves the right to assess a processing fee for this service or to discontinue Portfolio Rebalancing upon 30 days' Written Notice.

SURRENDERS AND WITHDRAWALS

Surrender Privileges

At any time while the Policy is still in force and while the Insured is still living, you may surrender your Policy for its Surrender Value. Surrender Value is determined as of the end of the Valuation Period during which the Written Notice requesting the surrender, the Policy and any other required documents are received by Protective Life at the Home Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. Protective Life will process any surrender request received at the Home Office at or after the end of the Valuation Period on the next Valuation Day. A Surrender Charge may apply. The Surrender Value is paid in a lump sum unless the Owner requests payment under a settlement option. Payment is generally made within 7 calendar days. A Policy which terminates upon surrender cannot later be reinstated. (See "Tax Considerations.")

Withdrawal Privileges

At any time after the first Policy Year, an Owner, by Written Notice received at the Home Office, may make a withdrawal of Surrender Value not less than $500. Protective Life will withdraw the amount requested, plus a withdrawal charge, from unloaned Policy Value as of the end of the Valuation Period during which the Written Notice is received at the Home Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. No withdrawal amounts will be processed if the withdrawal would result in there being insufficient Surrender Value to pay any Surrender Charges that would apply upon a surrender of the Policy.

Protective Life will process any withdrawal request received at the Home Office at or after the end of the Valuation Period on the next Valuation Day.

The Owner may specify the amount of the withdrawal to be made from any Sub-Account or the Fixed Account. If the Owner does not so specify, or if the Sub-Account Value or Fixed Account Value is insufficient to carry out the request, the withdrawal from each Sub-Account and the Fixed Account is based on the proportion that such Sub-Account Value(s) and Fixed Account Value bears to the total unloaned Policy Value on the Valuation Day immediately prior to the Withdrawal. Payment is generally made within seven calendar days.

Protective Life reserves the right to reduce the Face Amount by the withdrawn amount. Although we will assess a contingent deferred sales charge if you request a decrease in the Initial Face Amount during the first 15 Policy Years, we will not assess a contingent deferred sales charge as a result of a withdrawal that reduces the Face Amount. Protective Life may reject a withdrawal request if the withdrawal would reduce the Face Amount below the minimum amount for which the Policy would be issued under Protective Life's then-current rules, or if the withdrawal would cause the Policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Protective Life. If the Face Amount at the time of the withdrawal includes increases from the Initial Face Amount and the withdrawal requires a decrease of Face Amount, the reduction is made first from the most recent increase, then from prior increases, if any, in reverse order of their being made and finally from the Initial Face Amount. Withdrawals may have tax consequences. (See "Tax Considerations.")

Withdrawals may cause the Policy's lapse protection to end unless additional premium payments are made. Premium required to restore the lapse protection provision may be significantly higher than the premiums previously paid. See "Policy Lapse and Reinstatement."

POLICY LOANS

You may obtain two types of loans under a Policy, a standard loan and/or a carry-over loan. A carry-over loan is a loan which is transferred from another policy that is exchanged for the Policy under Section 1035 of the Internal Revenue Code. A carry-over loan must be approved by Protective Life and can only be executed at the time of issue. After the first Policy Anniversary and while the Insured is still living, you may borrow from Protective Life under a standard loan using the Policy as the security for the loan. A standard loan is any loan that is not a carry-over loan. Policy loans must be requested by Written Notice received at the Home Office. Generally the minimum loan amount is $500 and the maximum loan amount is 99% of the Policy's Cash Value. This maximum is reduced by any Policy Debt or any lien outstanding (including accrued interest) on the Valuation Day your loan request is received. State variations may apply. Outstanding Policy Debt and any lien therefore reduces the amount available for new Policy loans. Loan proceeds generally are mailed within seven calendar days of the loan being approved.

Loan Collateral

When a Policy loan is made, an amount equal to the loan is transferred out of the Sub-Accounts and the Fixed Account and into a Loan Account established for the Policy. Like the Fixed Account, a Policy's Loan Account is part of Protective Life's general account and amounts therein earn interest as credited by Protective Life from time to time. Because Loan Account values are part of Policy Value, a loan will have no immediate effect on the Policy Value. In contrast, Surrender Value (including, as applicable, Variable Account Value and Fixed Account Value) under a Policy is reduced immediately by the amount transferred to the Loan Account. The Owner can specify the Sub-Accounts and the Fixed Account from which collateral is transferred to the Loan Account. If no allocation is specified, collateral is transferred from each Sub-Account and from the Fixed Account in the same proportion that the value in each Sub-Account and the Fixed Account bears to the total unloaned Policy Value on the date that the loan is made.

On each Policy Anniversary, an amount of Policy Value equal to any due and unpaid loan interest (explained below), is also transferred to the Loan Account. Such interest is transferred from each Sub-Account and the Fixed Account in the same proportion that each Sub-Account Value and the Fixed Account Value bears to the total unloaned Policy Value.

Loan Repayment

You may repay all or part of your Policy Debt (the amount borrowed plus unpaid interest) at any time while the Insured is living and the Policy is in force. Loan repayments must be sent to the Home Office and are credited as of the Valuation Day received. The Owner may specify in writing that any unscheduled premiums paid while a loan is outstanding be applied as loan repayments. (Loan repayments, unlike unscheduled premium payments, are not subject to the premium expense charge.) When a loan repayment is made, Policy Value in the Loan Account in an amount equal to the repayment is transferred from the Loan Account to the Sub-Accounts and the Fixed Account. Thus, a loan repayment will have no immediate effect on the Policy Value, but the Surrender Value (including, as applicable, Variable Account Value and Fixed Account Value) under a Policy is increased immediately by the amount transferred from the Loan Account. Unless specified otherwise by the Owner(s), amounts are transferred to the Sub-Accounts and the Fixed Account in the same proportion that Net Premiums are allocated.

Interest

Protective Life charges interest daily on any outstanding loan at the following effective annual rates:

Loan Interest Rates
	Current Charge	Guaranteed Charge	Current Carry-Over Loan Charge	Guaranteed Carry-Over Loan Charge
Policy Years 2-10 (1-10 for Carry-Over Loans)	5.0%	5.0%	4.0%	5.0%
Policy Years 11 and greater	3.0%	3.25%	3.0%	3.25%

Interest will accrue daily on any outstanding loan, and is considered part of Policy Debt. Interest is due and payable at the end of each Policy Year. We will notify you of the amount due. If interest is not paid when due, the amount of the interest is added to the principal amount of the loan. If the interest payment is received prior to or on the policy anniversary date it will be applied as of the anniversary date. If the interest payment is received after the anniversary date it will be applied as of the Valuation Day it is received and credited as a partial loan repayment.

The Loan Account is credited with an effective annual interest rate of not less than 1.0%. Protective Life determines the rate of interest to be credited to the Loan Account in advance of each calendar year. The rate, once determined, is applied to the calendar year which follows the date of determination. On each Policy Anniversary, the interest earned on the Loan Account since the previous Policy Anniversary is transferred to the Sub-Accounts and to the Fixed Account. The interest is transferred and allocated to the Sub-Accounts and the Fixed Account in the same proportion that Net Premiums are allocated.

The difference between the rate of interest charged on borrowed money and the rate credited on the Loan Account is the net cost of the loan. The net cost of loans is set forth in the table below.

Net Cost of Loans
	Current	Guaranteed	Current Carry-Over Loan	Guaranteed Carry-Over Loan
Policy Years 2-10 (1-10 for Carry-Over Loans)	4.0%	4.0%	3.0%	4.0%
Policy Years 11 and greater	2.0%	2.25%	2.0%	2.25%

Non-Payment of Policy Loan

If the Insured dies while a loan is outstanding, the Policy Debt (which includes any accrued but unpaid interest) is deducted from the Death Benefit in calculating the Death Benefit Proceeds.

If the Loan Account Value exceeds the Cash Value less any lien and accrued interest (i.e., the Surrender Value becomes zero) on any Valuation Day, you must pay that excess amount. The Company will send you (or any assignee of record) a notice of the amount you must pay. You must pay this amount within 31 days after the notice is sent, or the Policy will lapse.

Effect of Policy Loans

A loan, whether or not repaid, has a permanent effect on the Death Benefit and Policy Value because the investment results of the Sub-Accounts and current interest rates credited on Fixed Account Value do not apply to Policy Value in the Loan Account. The larger the loan and longer the loan is outstanding, the greater will be the effect of Policy Value held as collateral in the Loan Account. Depending on the investment results of the Sub-Accounts or credited interest rates for the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Loans may cause the Policy's lapse protection to end unless additional premium payments are made. Premium required to restore the lapse protection provision may be significantly higher than the premiums previously paid. Policy loans also may increase the potential for Lapse if investment results of the Sub-Accounts to which Surrender Value is allocated is unfavorable. See "Policy Lapse and Reinstatement." Since interest credited on the Loan Account is transferred to the Sub-Accounts, even if the interest rate charged on the Policy Debt is equal to the rate credited on Policy Value in the Loan Account, unpaid interest will be added to the outstanding loan balance and will increase Policy Debt. If a Policy lapses with loans outstanding, certain amounts may be subject to income tax. In addition, if your Policy is a "modified endowment contract," loans may be currently taxable and subject to a 10% penalty tax. See "Tax Considerations," for a discussion of the tax treatment of Policy loans.

SUSPENSION OR DELAYS IN PAYMENTS

Protective Life will ordinarily pay any Death Benefit proceeds, Policy loans, withdrawals, or surrenders within seven calendar days after receipt at the Home Office of all the documents required for such a payment. Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the Valuation Day of receipt of all required documents at the Home Office. However, Protective Life may delay making a payment or processing a transfer request if (1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading on the Exchange is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practicable; (2) the SEC by order permits postponement of payment to protect Owners; or (3) your Premium check has not cleared your bank. (See also "Payments from the Fixed Account".)

In certain circumstances, applicable federal law may require Protective Life to "freeze" your account and refuse your request for a transfer, withdrawal, surrender, loan or death proceeds until receipt of instructions from the appropriate regulator.

If, pursuant to SEC rules, the Oppenheimer Money Fund/VA suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Oppenheimer Money Fund/VA Sub-Account until the Fund is liquidated.

POLICY LAPSE AND REINSTATEMENT

Lapse

Failure to pay planned periodic premiums will not necessarily cause a Policy to Lapse. However, paying all planned periodic premiums will not necessarily prevent a Policy from lapsing. Except when the lapse protection provision of the Policy is in effect, a Policy will Lapse if its Surrender Value (without taking into account any liens (including accrued interest) on the Policy) is insufficient to cover the Monthly Deduction on the Monthly Anniversary Day. Absent any lapse protection, if the Surrender Value on any Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date, the Policy will be in default and a grace period will begin. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in Surrender Value or the Surrender Value has decreased because you have not paid sufficient Net Premiums to offset prior Monthly Deductions.

In the event of a Policy default, you have a 61-day grace period to make a payment of Net Premium at least sufficient to cover the current and past-due Monthly Deductions. Protective Life will send you, at your last known address and the last known address of any assignee of record, notice of the premium required to prevent lapse. A Policy will remain in effect during the grace period. If the Insured should die during the grace period, the Death Benefit Proceeds payable to the beneficiary will reflect a reduction for the Monthly Deductions due on or before the date of the Insured's death as well as any unpaid Policy Debt or liens (including accrued interest). (See "Death Benefit Proceeds".) Unless the premium stated in the notice is paid before the grace period ends, the Policy will Lapse. A Policy Lapse may have tax consequences. (See "Tax Considerations").

Age 121. On and after the Policy Anniversary when the Insured is age 121, the Policy will not enter the grace period or lapse even if the Surrender Value is insufficient to cover the Monthly Deduction on the Monthly Anniversary Day.

Lapse Protection. We guarantee that your Policy will remain in force — regardless of the Surrender Value — provided that each month:

1.  The Accumulated Net Premiums Received ("ANPR"), less any Policy Debt, is greater than or equal to the Accumulated Minimum Monthly Requirement ("AMMR");

2.  The Policy Debt does not exceed the Cash Value; and

3.  You allocate your Net Premium and Policy Value in accordance with the Lapse Protection Allocation Guidelines and Restrictions described below.

The manner in which we calculate these values is described below. If for any month you would like to know your ANPR, AMMR, or any of the other values described in the following calculations, including any premium payment that may be required to maintain the Policy's lapse protection provision, please contact us at our Home Office.

Lapse protection guarantees payment of the Death Benefit, but does not guarantee any minimum Cash Value or Surrender Value. Policy transactions and premium changes affect the lapse protection. If we do not receive a sufficient premium payment, you will lose the Policy's lapse protection provision, although it may be restored as discussed below.

We will not notify you in the event the Policy's lapse protection provision is no longer in effect.

Calculation of Values. There are three important values we calculate when determining the Policy's lapse protection each Policy month. These are:

1.  The Accumulated Net Premiums Received ("ANPR"):

We calculate the ANPR as of each Monthly Anniversary Day. On each Monthly Anniversary Day, the ANPR is equal to (a) plus (b) plus (c) minus (d), where:

a.  The ANPR for the prior Policy month (which would be $0 for the first Policy month of the first Policy Year)

b.  The sum of all Premiums received at our Home Office since the end of the prior Policy month minus the Lapse Protection Reduction Amount shown on the Policy's specification page

c.  Interest on the ANPR for the Policy month, which is equal to (i) plus (ii), where:

i.  The Threshold Accumulation Factor shown on the Policy's specification page multiplied by the lesser of:

•  the Accumulated Fund Threshold (defined below); and

•  (a) plus (b) above

ii.  The Excess Accumulation Factor shown on the Policy's specification page multiplied by the amount of (a) plus (b) above in excess of the Accumulated Fund Threshold (if any)

d.  An adjustment for each withdrawal taken since the end of the prior Policy month. The adjustment for each withdrawal is the amount that reduces the ANPR in the same proportion that the withdrawal reduces the Surrender Value.

Example: Assume your Surrender Value is $90,000 and your ANPR, prior to the withdrawal, is $10,000. If you take a withdrawal of $9,000, thereby reducing your Surrender Value by 10% to $81,000, we would also reduce your ANPR by 10%, or $1,000, to $9,000.

The Lapse Protection Reduction Amount, the Threshold Accumulation Factor and the Excess Accumulation Factor for each Policy are stated on the Policy's specification page. We calculate these rates based on the age, sex, and rate class of the Insured.

2.  The Accumulated Minimum Monthly Requirement ("AMMR"):

We calculate the AMMR as of each Monthly Anniversary Day. For each Policy month, the AMMR is equal to (a) plus (b) multiplied by (c), where:

a.  The AMMR for the prior Policy month (which would be $0 for the first Policy month of the first Policy Year)

b.  The Minimum Monthly Requirement plus $8.88 and minus the Lapse Protection Reduction Amount

>  Note: We will not decrease the Minimum Monthly Requirement by the Lapse Protection Reduction Amount if: (i) one or more years have passed since the Issue Date; (ii) no premium has been paid for the previous 12 Policy months; and (iii) the ANPR is less than the Accumulated Fund Threshold for the previous Policy month. A higher Minimum Monthly Requirement will result in a higher AMMR. Because the lapse protection provision requires that the ANPR be greater than or equal to the AMMR, a higher AMMR could require you to make additional premium payments to increase your ANPR in order to maintain the lapse protection.

c.  One (1) plus the Threshold Accumulation Factor shown on the Policy's specification page

The Minimum Monthly Requirement for each Policy is stated on the Policy's specification page. We calculate the Minimum Monthly Requirement based on the age, sex, and rate class of the Insured, the requested Face Amount and any supplemental riders.

3.  The Accumulated Fund Threshold:

We calculate the Accumulated Fund Threshold as of each Monthly Anniversary Day. For each Policy month, the Accumulated Fund Threshold is equal to:

a.  For the first month of the Policy Year:

i.  One (1) plus the Threshold Accumulation Factor shown on the Policy's specification page multiplied by the Accumulated Fund Threshold for the prior Policy month (which would be $0 for the first Policy month of the first Policy Year); plus

ii.  the Threshold Premium (plus $100.00 and less the Lapse Protection Reduction Amount) applicable for that Policy month

b.  For all other Policy months: One (1) plus the Threshold Accumulation Factor shown on the Policy's specification page multiplied by the Accumulated Fund Threshold for the prior Policy month.

The Threshold Premium for each Policy is stated on the Policy's specification page. We calculate the Threshold Premium based on the age, sex, and rate class of the Insured, the requested Face Amount and any supplemental riders.

Please see Appendix B ("Calculation of Lapse Protection Values") for examples.

Important Considerations:

>  Failure to make premium payments as planned may cause you to lose the Policy's lapse protection. Also, Policy loans and withdrawals may cause the lapse protection to end unless additional premium payments are made. Premium required to restore the lapse protection provision may be significantly higher than the premiums previously paid.

>  The more premium payments you make, the higher your ANPR will be (assuming you don't take any withdrawals). Withdrawals will reduce your ANPR. The lapse protection provision requires that the ANPR be greater than or equal to the AMMR, and you could be required to make additional premium payments to maintain the lapse protection.

>  If you increase your Policy's Face Amount while the Policy's lapse protection provision is in effect, we will recalculate the Minimum Monthly Requirement (which will generally increase). A higher Minimum Monthly Requirement will result in a higher AMMR. Because the lapse protection provision requires that the ANPR be greater than or equal to the AMMR, a higher AMMR could require you to make additional premium payments to increase your ANPR in order to maintain the lapse protection.

>  Any other change in benefits provided under the Policy or its riders which is made after the Policy Effective Date and while the Policy's lapse protection provision is in effect also may result in a change to the Minimum Monthly Requirement. We will notify you of any change in the Minimum Monthly Requirement.

>  In order for the Policy's lapse protection provision to remain in effect, you must allocate your Net Premium and Policy Value in accordance with the Lapse Protection Allocation Guidelines and Restrictions described below. These guidelines may not be consistent with an aggressive investment strategy.

Lapse Protection Allocation Guidelines and Restrictions. In order for the Policy's lapse protection provision to remain in effect, you must allocate your Net Premium and Policy Value in accordance with the Lapse Protection Allocation Guidelines and Restrictions that we have established. Loan Account Value is not subject to the Lapse Protection Allocation Guidelines and Restrictions. The Lapse Protection Allocation Guidelines and Restrictions are designed to limit our risk under the Policy's lapse protection provision. Specifically, you must: (1) allocate all of your Net Premium and Policy Value in accordance with the Allocation by Investment Category guidelines (described below), (2) allocate all of your Net Premium and Policy Value in accordance with one of the three eligible Benefit Allocation Model Portfolios (described below); or (3) allocate a portion of your Net Premium and Policy Value in accordance with the Allocation by Investment Category guidelines and the remaining Net Premium and Policy Value in accordance with one of the three Benefit Allocation Model Portfolios. You may not allocate any of your Net Premium or Policy Value to the Fixed Account.

NOTE: The Lapse Protection Allocation Guidelines and Restrictions are intended in part to reduce risks of investment losses that would require us to use our own assets to meet our obligations under the Policy's lapse protection provision. To the extent that the strategies underlying the Lapse Protection Allocation Guidelines and Restrictions are successful, we will benefit from a reduction of the risk arising from our guarantee obligations under the Policy's lapse protection provision and we will have less risk to hedge than would be the case if Policy Owners did not invest in accordance with the Lapse Protection Allocation Guidelines and Restrictions. The Lapse Protection Allocation Guidelines and Restrictions may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if they are consistent with your investment objectives.

Allocation by Investment Category. The following Allocation by Investment Category guidelines specify the minimum and maximum percentages of your Policy Value that must be allocated to each of the three categories of Sub-Accounts listed below (unless you are fully invested in a Benefit Allocation Model, as described below). You can select the percentage of Policy Value to allocate to individual Sub-Accounts within each group, but the total investment for all Sub-Accounts in a group must comply with the specified minimum and maximum percentages for that group.

These Allocation by Investment Category guidelines may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if they are consistent with your investment objectives.

Allocation by Investment Category
Category 1
Minimum Allocation: 35% Maximum Allocation: 100%

Fidelity VIP Investment Grade Bond	PIMCO VIT Low Duration
Franklin US Government Securities VIP	PIMCO VIT Real Return
Lord Abbett Bond Debenture	PIMCO VIT Short-Term
MFS Research Bond	PIMCO VIT Total Return
Oppenheimer Global Strategic Income	Invesco V.I. Government Securities
Oppenheimer Money Fund	Templeton Global Bond VIP Fund
PIMCO VIT Long-Term US Government

Category 2
Minimum Allocation: 0% Maximum Allocation: 65%

Franklin Income VIP Fund	MFS VIT II Massachusetts Investors Growth Stock
MFS Total Return	MFS Investors Trust
Fidelity VIP Contrafund	MFS Value
Fidelity VIP Index 500	Oppenheimer Main Street
Franklin Rising Dividends VIP Fund	Invesco V.I. Comstock
Goldman Sachs Strategic Growth	Invesco V.I. Growth and Income
Lord Abbett Calibrated Dividend Growth	Invesco V.I. Equity and Income
Lord Abbett Classic Stock	MFS Growth
Lord Abbett Fundamental Equity	Franklin Mutual Shares VIP Fund

Category 3
Minimum Allocation: 0% Maximum Allocation: 30%

Fidelity VIP Mid Cap	MFS VIT II International Value
Franklin Flex Cap Growth VIP Fund	Oppenheimer Capital Appreciation
Franklin Small Cap Value VIP Fund	Oppenheimer Global
Franklin Small-Mid Cap Growth VIP Fund	PIMCO VIT All Asset
Goldman Sachs VIT Growth Opportunities	Royce Capital Micro-Cap
Goldman Sachs MidCap Value	Royce Capital Small-Cap
Goldman Sachs Strategic Intl. Equity	Templeton Developing Markets VIP Fund
ClearBridge Variable Mid Cap Core	Templeton Foreign VIP Fund
ClearBridge Variable Small Cap Growth	Templeton Growth VIP Fund
Lord Abbett Growth Opportunities	Invesco V.I. Mid Cap Growth
Lord Abbett Mid-Cap Stock	Invesco V.I. Global Real Estate
MFS New Discovery	Invesco V.I. International Growth
MFS Research Series	Invesco V.I. Small Cap Equity
Invesco V.I. American Value	MFS Utilities
MFS VIT II Emerging Markets Equity

The Benefit Allocation Model Portfolios. Each of the Model Portfolios will satisfy the Lapse Protection Allocation Guidelines and Restrictions (the "Benefit Allocation Model Portfolios"). See "Asset Allocation Model Portfolios."

In general, the investment strategies employed by the Benefit Allocation Model Portfolios all include allocations that focus on conservative, high quality bond funds, that combine bond funds and growth stock funds, or that emphasize growth stock funds while including a significant weighting of bond funds. Each of these allocation models seeks to provide income and/or capital appreciation while avoiding excessive risk. If you are seeking a more aggressive growth strategy, the Benefit Allocation Model Portfolios are probably not appropriate for you.

You may allocate the entire amount of your Net Premium and Policy Value in accordance with one of the eligible Benefit Allocation Model Portfolios, or you may allocate a portion of your Net Premium Payments and Policy Value to a Benefit Allocation Model Portfolio and the remainder in accordance with the Allocation by Investment Category guidelines. In either case, you may only select one Benefit Allocation Model Portfolio at a time. You may change your Benefit Allocation Model Portfolio provided the new portfolio is one specifically permitted for use with the Lapse Protection Allocation Guidelines and Restrictions.

Changes to the Lapse Protection Allocation Guidelines and Restrictions. For purposes of the Allocation by Investment Category guidelines, we determine in our sole discretion whether a Sub-Account is classified as Category 1, Category 2, or Category 3. We will provide you with at least five business days prior written notice of any changes in classification of investment options. We may change the list of Sub-Accounts in a group, change the number of groups, change the minimum or maximum percentages of Policy Value allowed in a group, or change the investment options that are or are not available to you, at any time, in our sole discretion. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under the Policy's lapse protection provision

With respect to the Benefit Allocation Model Portfolios, we determine in our sole discretion whether a Benefit Allocation Model Portfolio will continue to be available with the Lapse Protection Allocation Guidelines and Restrictions. We may offer additional Benefit Allocation Model Portfolios or discontinue existing Benefit Allocation Model Portfolios at any time in our sole discretion. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under the Policy's lapse protection provision. We will provide you with written notice at least five business days before any changes to the Benefit Allocation Model Portfolios take effect.

If you receive notice of a change to the Lapse Protection Allocation Guidelines and Restrictions (including changes to your Benefit Allocation Model Portfolio), you are not required to take any action. We will continue to apply premium payments you submit without allocation instructions, and process Portfolio Rebalancing transfers, according to your Policy allocation established before the Lapse Protection Allocation Guidelines and Restrictions changed. We will only apply the new Lapse Protection Allocation Guidelines and Restrictions to additional premium payments submitted with new allocation instructions or to future transfers of Policy Value (not including transfers made to reallocate your Policy Value under the Portfolio Rebalancing program) because allocation instructions that accompany a premium payment and instructions to transfer Policy Value change your current Policy allocation. This means you will not be able to make additional premium payments submitted with new allocation instructions or transfers of Policy Value until your current allocation instructions meet the Lapse Protection Allocation Guidelines and Restrictions in effect at that time (although you will still be required to participate in the Portfolio Rebalancing program).

Portfolio Rebalancing. In order for the Policy's lapse protection provision to remain in effect, you must rebalance your portfolio. You can choose between quarterly, semi-annually and annually. If you do not choose, it will default to semi-annually upon issuance of the Policy. Under this program, we will "re-balance" your Variable Account Value based on your allocation instructions in effect at the time of the rebalancing. Whether your Policy Value is invested according to the Allocation by Investment Category guidelines or a Benefit Allocation Model Portfolio, we will rebalance your Variable Account Value quarterly, semi-annually or annually to restore it to your most recent allocation instructions.

We will also rebalance your Variable Account Value each time we receive a request for a withdrawal or loan or when we receive a subsequent premium payment that is accompanied by new allocation instructions. (See "Portfolio Rebalancing.")

Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion, but we will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.

If you terminate the rebalancing of your Variable Account Value, we will consider this to be a Prohibited Allocation Instruction and you will lose the Policy's lapse protection provision (see below).

Prohibited Allocation Instructions. If you instruct us to allocate Net Premium or Policy Value in a manner that is not consistent with the Lapse Protection Allocation Guidelines and Restrictions (a "Prohibited Allocation instruction"), we will terminate your lapse protection. For example, if you are following the Allocation by Investment Category guidelines and you instruct us to transfer 40% of your Policy Value to the Fidelity VIP Mid Cap Sub-Account, we will consider this to be a Prohibited Allocation Instruction because the maximum allocation you may make to the Sub-Accounts in Category 3 is 30% of your Policy Value.

For purposes of allocating your Net Premium and Policy Value, a Prohibited Allocation instruction includes:

(a)  allocating a Net Premium so that the allocation of your Policy Value following the Net Premium is inconsistent with the Lapse Protection Allocation Guidelines and Restrictions; or

(b)  transferring any Policy Value so that the allocation of your Policy Value following the transfer is inconsistent with the Lapse Protection Allocation Guidelines and Restrictions; or

(c)  terminating the rebalancing of your Policy Value.

If you lose the Policy's lapse protection provision due to a Prohibited Allocation instruction, you may restore the protection subject to certain conditions. See "Loss of Lapse Protection".

Loss of Lapse Protection. You will lose the Policy's lapse protection provision if any of the following events occur, although under certain circumstances you may be able to restore the lapse protection:

Loss Event	How to Restore Lapse Protection
The Valuation Date your Policy is surrendered or terminated other than due to lapse.	You may not restore your lapse protection if you surrender your Policy or it is terminated due to lapse.
The Valuation Date your Policy is terminated due to lapse.	If your Policy is reinstated, you may restore the Policy's lapse protection provision by the payment of the required "catch-up" premiums. We will notify you of the amount necessary to restore the lapse protection. Premium required to restore the lapse protection provision may be significantly higher than the premiums previously paid.
The first Monthly Anniversary Day on which the ANPR, less any Policy Debt, is less than the AMMR	You may restore the Policy's lapse protection provision by the payment of the required "catch-up" premiums. We will notify you of the amount necessary to restore the lapse protection. Premium required to restore the lapse protection provision may be significantly higher than the premiums previously paid.
The first Monthly Anniversary Day on which the Policy Debt exceeds the Cash Value.	You may restore the Policy's lapse protection provision by the payment of the required "catch-up" premiums. We will notify you of the amount necessary to restore the lapse protection. Premium required to restore the lapse protection provision may be significantly higher than the premiums previously paid.
The Valuation Date we receive instructions that are not in compliance with our Lapse Protection Allocation Guidelines and Restrictions.	Provided you have not made any additional premium payments from the date your lapse protection was terminated, you may restore the Policy's lapse protection provision by submitting Written Notice that is received by us within 30 days of the date of termination. Your Written Notice must correct the previous Prohibited Allocation instruction by either directing us to allocate your Policy Value in accordance with the Lapse Protection Allocation Guidelines and Restrictions and/or resume Portfolio Rebalancing.

In the event the Policy's lapse protection provision terminates, the Policy will continue in force as long as there is sufficient Surrender Value (without taking into account any liens on the Policy) to cover the Monthly Deduction when due.

Reinstatement

An Owner may reinstate a Policy within 5 years of its lapse provided that: (1) a request for reinstatement is made by Written Notice received by Protective Life at the Home Office, (2) the Insured is still living, (3) the Owner pays Net Premiums equal to (a) all Monthly Deductions that were due but unpaid during the grace period, and (b) which are at least sufficient to keep the reinstated Policy in force for three months, (4) the Insured provides Protective Life with satisfactory evidence of insurability, (5) the Owner repays or reinstates any Policy Debt and/or lien (including accrued interest) which existed at the end of the grace period; and (6) the Policy has not been surrendered. The "Approval

Date" of a reinstated Policy is the date that Protective Life approves the Owner's request for reinstatement and requirements 1-6 above have been met.

To reinstate the Policy's lapse protection provision, additional "catch-up" premiums may be required. See "Lapse Protection" above.

THE COMPANY AND THE FIXED ACCOUNT

Protective Life Insurance Company

Protective Life is a Tennessee stock life insurance company. Founded in 1907, we offer individual life and health insurance, annuities, group life and health insurance, and guaranteed investment contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. Our offices are located in Birmingham, Alabama. Our mailing address is P.O. Box 830771, Birmingham, Alabama 35283-0771. As of December 31, 2014, we had total assets of approximately $70.0 billion. Protective Life is the principal operating subsidiary of Protective Life Corporation ("PLC"), a U.S. insurance holding company and subsidiary of The Dai-ichi Life Insurance Company, Limited ("Dai-ichi"). Dai-ichi's stock is traded on the Tokyo Stock Exchange. As of December 31, 2014, PLC had total assets of approximately $70.5 billion. To find out more information about us, go to www.protective.com.

The Fixed Account

In order for the Policy's lapse protection provision to remain in effect, you cannot allocate Net Premium or transfer Policy Value to the Fixed Account. In the event the Policy's lapse protection provision terminates, you may allocate Net Premium and transfer Policy Value to the Fixed Account. See "Policy Lapse and Reinstatement."

The Fixed Account consists of assets owned by Protective Life with respect to the Policies, other than those in the Variable Account. Subject to applicable law, Protective Life has sole discretion over the investment of the assets of the Fixed Account. The Loan Account is part of the Fixed Account. Guarantees of Net Premiums allocated to the Fixed Account, and interest credited thereto, are backed by Protective Life. The Fixed Account Value is calculated daily.

You generally may allocate some or all of your Net Premium and may transfer some or all of your Policy Value to the Fixed Account. However, there are limitations on transfers involving the Fixed Account. Due to these limitations, if you want to transfer all of your Policy Value from the Fixed Account to the Variable Account, it may take several years to do so. You should carefully consider whether the Fixed Account meets your investment needs. (See "Transfers of Policy Value.")

Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 nor has the Fixed Account been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these Acts. The disclosure regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Interest Credited on Fixed Account Value. Protective Life guarantees that the interest credited during the first Policy Year to the initial Net Premiums allocated to the Fixed Account will not be less than the initial annual effective interest rate shown in the Policy. The interest rate credited to subsequent Net Premiums allocated to or amounts transferred to the Fixed Account will be the annual effective interest rate in effect on the date that the Net Premium(s) is received by Protective Life or the date that the transfer is made. The interest rate is guaranteed to apply to such amounts for a twelve month period which begins on the date that the Net Premium(s) is allocated or the date that the transfer is made.

After an interest rate guarantee expires as to a Net Premium or amount transferred, (i.e., 12 months after the Net Premium or transfer is placed in the Fixed Account) Protective Life will credit interest on the Fixed Account Value attributable to such Net Premium or transferred amount at the current interest rate in effect. New current interest rates are effective for such Fixed Account Value for 12 months from the time that they are first applied. Protective Life, in its sole discretion, may declare a new current interest rate from time to time. Protective Life will credit annual effective interest rates of not less than 1.00%. For purposes of crediting interest, amounts deducted, transferred or withdrawn from the Fixed Account are accounted for on a "first-in-first-out" (FIFO) basis.

Payments from the Fixed Account. Payments from the Fixed Account for a withdrawal, surrender or loan request may be deferred for up to six months from the date Protective Life receives the written request. If a payment from the Fixed Account is deferred for 30 days or more, it will bear interest at a rate of 1% per year (or an alternative rate if required by applicable state insurance law), compounded annually while payment is deferred.

Our General Account

The Fixed Account is part of our general account. Unlike premiums and Policy Value allocated to the Variable Account, we assume the risk of investment gain or loss on amounts held in the Fixed Account.

The assets of our general account support our insurance and annuity obligations and are subject to our general liabilities from business operations and to claims by our creditors. Because amounts allocated to the Fixed Account, plus any guarantees under the Policy that exceed your Policy Value (such as those that may be associated with the Death Benefit), are paid from our general account, any amounts that we may pay under the Policy in excess of Variable Account Value are subject to our financial strength and claims-paying ability. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product. For this reason, you should consider our financial strength and claims-paying ability to meet our obligations under the Policy when purchasing a Policy and making investment decisions.

We encourage both existing and prospective policy owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis, as required by state regulators, and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements are included in the Statement of Additional Information (which is available at no charge by calling us at 1-800-456-6330 or writing us at the address shown on the cover page of this prospectus). In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of our financial capacity to meet the obligations of our insurance and annuity contracts based on our financial strength and/or claims-paying ability.

THE VARIABLE ACCOUNT AND THE FUNDS

Protective Variable Life Separate Account

Protective Variable Life Separate Account is a separate investment account of Protective Life established under Tennessee law by the board of directors of Protective Life on February 22, 1995. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws.

Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life's general account. You assume all of the investment risk for premiums and Policy Value allocated to the Sub-Accounts. Your Policy Value in the Sub-Accounts is part of the assets of the Variable Account. Assets of the Variable Account equal to the reserves or other contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business that Protective Life conducts. Protective Life may transfer to its general account any assets of the Variable Account which exceed the reserves and other contract liabilities of the Variable Account (which always are at least equal to the aggregate Surrender Values under the Policies). Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the reserves and other contract liabilities related to the Policies. Protective Life is obligated to pay all benefits provided under the Policies.

The Variable Account is divided into Sub-Accounts. The income, gains or losses, whether or not realized, from the assets of each Sub-Account are credited to or charged against that Sub-Account without regard to any other income, gains or losses of Protective Life. Each Sub-Account invests exclusively in shares of a corresponding Fund. Therefore, the investment experience of your Policy depends on the experience of the Sub-Accounts you select. In the future, the Variable Account may include other Sub-Accounts that are not available under the Policies and are not otherwise discussed in this prospectus.

The Funds

Each Sub-Account invests in a corresponding Fund. Each Fund is an investment portfolio of one of the following investment companies: Goldman Sachs Variable Insurance Trust managed by Goldman Sachs Asset Management

L.P. or Goldman Sachs Asset Management International; Oppenheimer Variable Account Funds (the "Oppenheimer Funds") managed by Oppenheimer Funds, Inc.; Legg Mason Partners Variable Equity Trust advised by Legg Mason Partners Fund Advisor, LLC, and sub-advised by ClearBridge Advisors, LLC; PIMCO Variable Insurance Trust advised by Pacific Investment Management Company, LLC, and sub-advised by Research Affiliates, LLC; Royce Capital Fund advised by Royce & Associates, LLC; MFS® Variable Insurance Trust (the "MFS Funds") managed by MFS Investment Management; MFS® Variable Insurance Trust II (the "MFS II Funds") managed by MFS Investment Management; Fidelity® Variable Insurance Products (the "Fidelity Funds") managed by Fidelity Management & Research Company and subadvised by FMR Co., Inc., Strategic Advisors, Inc., or Fidelity Investments Money Management, Inc.; Lord Abbett Series Fund, Inc. (the "Lord Abbett Funds") managed by Lord, Abbett & Co, LLC. Franklin Advisers, Inc. is the investment adviser for the Franklin Flex Cap Growth VIP Fund, Franklin Income VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin U.S. Government Securities VIP Fund and the Templeton Global Bond VIP Fund. Franklin Advisory Services, LLC is the investment adviser for Franklin Rising Dividends VIP Fund and the Franklin Small Cap Value VIP Fund. Franklin Mutual Advisers, LLC is the investment adviser for the Franklin Mutual Shares VIP Fund. Templeton Investment Counsel, LLC is investment adviser for Templeton Foreign VIP Fund. Templeton Global Advisors Limited is investment adviser for Templeton Growth VIP Fund. Templeton Asset Management Ltd. is the investment adviser for the Templeton Developing Markets VIP Fund. Invesco Advisers, Inc. is the investment adviser for AIM Variable Insurance Funds (Invesco Variable Insurance Funds). The Invesco V.I. Balanced Risk Allocation Fund is subadvised by Invesco Asset Management Deutschland GmbH. Shares of these Funds are offered only to:

(1)  the Variable Account;

(2)  other separate accounts of Protective Life and its affiliates supporting variable annuity contracts or variable life insurance policies;

(3)  separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies; and

(4)  certain qualified retirement plans.

Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

In order for the Policy's lapse protection provision to remain in effect, your options for allocating Net Premium and transferring Policy Value among the Sub-Accounts investing in the Funds will be restricted in accordance with the Lapse Protection Allocation Guidelines and Restrictions. See "Policy Lapse and Reinstatement."

There is no guarantee that any Fund will meet its investment objectives. Please refer to the prospectus for each of the Funds you are considering for more information.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. Equity and Income Fund, Series II

This Fund's investment objectives are both capital appreciation and current income.

Invesco V.I. International Growth Fund, Series II

This Fund's investment objective is long-term growth of capital.

Invesco V.I. American Value Fund, Series II

This Fund's investment objective is to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

Invesco V.I. Comstock Fund, Series I

This Fund's investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

Invesco V.I. Government Securities Fund, Series II

The Fund's investment objective is total return, comprised of current income and capital appreciation.

Invesco V.I. Growth and Income Fund, Series I

This Fund's investment objective is to seek long-term growth of capital and income.

Invesco V.I. Mid Cap Growth Fund, Series II

This Fund's investment objective is to seek capital growth.

Invesco V.I. Global Real Estate Fund, Series II

This Fund's investment objective is total return through growth of capital and current income.

Invesco V.I. Small Cap Equity Fund, Series II

The Fund's investment objective is long-term growth of capital.

Fidelity® Variable Insurance Products

VIP Contrafund® Portfolio, Service Class

This Fund seeks long-term capital appreciation.

VIP Index 500 Portfolio, Service Class

This Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.

VIP Investment Grade Bond Portfolio, Service Class

This Fund seeks as high a level of current income as is consistent with the preservation of capital.

VIP Mid Cap Portfolio, Service Class

This Fund seeks long-term growth of capital.

Franklin Templeton Variable Insurance Products Trust

Franklin Flex Cap Growth VIP Fund, Class 2

This Fund seeks capital appreciation. Under normal market conditions, the Fund invests predominantly in equity securities of companies that the investment manager believes have the potential for capital appreciation.

Franklin Income VIP Fund, Class 2

This Fund seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the Fund invests in both equity and debt securities.

Franklin Rising Dividends VIP Fund, Class 2

This Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of financially sound companies that have paid rising dividends.

Franklin Small Cap Value VIP Fund, Class 2

This Fund seeks long-term total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization companies.

Franklin Small-Mid Cap Growth VIP Fund, Class 2

This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization and mid-capitalization companies.

Franklin U.S. Government Securities VIP Fund, Class 2

This Fund seeks income. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. government securities.

Franklin Mutual Shares VIP Fund, Class 2

This Fund seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.

Templeton Foreign VIP Fund, Class 2

This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

Templeton Developing Markets VIP Fund, Class 2

This Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in emerging market investments.

Templeton Global Bond VIP Fund, Class 2

This Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.

Templeton Growth VIP Fund, Class 2

This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests predominantly in equity securities of companies located anywhere in the world, including emerging markets.

Goldman Sachs Variable Insurance Trust

Strategic Growth Fund, Service Class

This Fund seeks long-term growth of capital.

Growth Opportunities Fund, Service Class

This Fund seeks long-term growth of capital.

Mid Cap Value Fund, Service Class

This Fund seeks long-term capital appreciation.

Strategic International Equity Fund, Service Class

This Fund seeks long-term growth of capital.

Legg Mason Partners Variable Equity Trust

ClearBridge Variable Mid Cap Core Portfolio, Class II

This Fund seeks long-term growth of capital.

ClearBridge Variable Small Cap Growth Portfolio, Class II

This Fund seeks long-term growth of capital.

Lord Abbett Series Fund, Inc.

Fundamental Equity Portfolio, Value Class

The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

Calibrated Dividend Growth Portfolio, Value Class

The Fund's investment objective is to seek current income and capital appreciation.

Bond-Debenture Portfolio, Value Class

The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

Growth Opportunities Portfolio, Value Class

The Fund's investment objective is capital appreciation.

Classic Stock Portfolio, Value Class

The Fund's investment objective is growth of capital and growth of income consistent with reasonable risk.

Mid-Cap Stock Portfolio, Value Class

The Fund's investment objective is to seek capital appreciation through investment, primarily in equity securities, which are believed to be undervalued in the marketplace.

MFS® Variable Insurance TrustSM(1)

MFS® Growth Series, Initial Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS® Investors Trust Series, Initial Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS® New Discovery Series, Initial Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS® Research Bond Series, Service Class Shares

This Fund seeks total return with an emphasis on current income, but also considering capital appreciation.

MFS® Research Series, Initial Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS® Total Return Series, Initial Class Shares

This Fund's investment objective is to seek total return.

MFS® Utilities Series, Initial Class Shares

This Fund's investment objective is to seek total return.

MFS® Value Series, Service Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS® Variable Insurance Trust II(1)

MFS® Emerging Markets Equity Portfolio, Service Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS® International Value Portfolio, Service Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS Massachusetts Investors Growth Stock Portfolio, Service Class Shares(2)

Oppenheimer Variable Account Funds

Capital Appreciation Fund/VA

This Fund seeks to achieve capital appreciation.

Global Fund/VA

This Fund seeks capital appreciation.

Main Street Fund/VA

This Fund seeks capital appreciation.

Money Fund/VA

This Fund seeks income consistent with stability of principal. An investment in the Money Fund/VA is not a deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The yield of this Fund may become very low during periods of low interest rates. After deduction of Variable Account Annual Expenses, the yield in the Sub-Account that invests in this Fund could be negative.

(1)  Sub-Accounts investing in series of the MFS Variable Insurance Trust or MFS Variable Insurance Trust II are not available for Policies with applications signed on or after May 1, 2015.

(2)  MFS Investors Growth Stock Series merged into MFS Massachusetts Investors Stock Portfolio, a series of MFS Variable Insurance Trust in March, 2015.

Global Strategic Income Fund/VA

This Fund seeks total return.

PIMCO Variable Insurance Trust

All Asset Portfolio, Advisor Class

This Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.

Long-Term US Government Portfolio, Advisor Class

This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio invests under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities"), which may be represented by forwards or derivatives such as options, future contracts, or swap agreements.

Low Duration Portfolio, Advisor Class

This Portfolio seeks maximum total return consistent with preservation of capital and prudent investment management. The average portfolio duration of this Portfolio normally varies from one to three years based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates.

Real Return Portfolio, Advisor Class

This Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Portfolio invests under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, future contracts or swap agreements.

Short-Term Portfolio, Advisor Class

This Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity. The average portfolio duration of this Portfolio will vary based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates and will normally not exceed one year. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

Total Return Portfolio, Advisor Class

This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio invests under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

Royce Capital Fund

Micro-Cap Fund, Service Class

This Fund seeks long-term growth of capital and invests primarily in equity securities of micro-cap companies, those with market capitalizations of up to $750 million.

Small-Cap Fund, Service Class

This Fund seeks long-term growth of capital and invests primarily in equity securities of small-cap companies, those with market capitalizations between of up to $2.5 billion.

There is no assurance that the stated objectives and policies of any of the Funds will be achieved. More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds and the current Statement of Additional Information for each of the Funds. You may obtain a prospectus or a Statement of Additional Information for any of the Funds by contacting Protective Life or by asking your investment advisor. You should read the Funds'

prospectuses carefully before making any decision concerning the allocation of Net Premiums or transfers among the Sub-Accounts.

Selection of Funds

We select the Funds offered through the Policies based on several criteria, including the following:

•  asset class coverage,

•  the strength of the investment adviser's (or sub-adviser's) reputation and tenure,

•  brand recognition,

•  performance,

•  the capability and qualification of each investment firm, and

•  whether our distributors are likely to recommend the Funds to Policy Owners.

Another factor we consider during the selection process is whether the Fund, its adviser, its sub-adviser, or an affiliate will make payments to us or our affiliates. For a discussion of these arrangements, see "Certain Payments We Receive With Regard to the Funds." We also consider whether the Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Policies. We review each Fund periodically after it is selected. Upon review, we may remove a Fund or restrict allocation of additional Net Premium and/or transfers of Policy Value to a Fund if we determine the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant Policy owner assets. We do not recommend or endorse any particular Fund, and we do not provide investment advice.

Asset Allocation Model Portfolios. Three asset allocation models ("Model Portfolios") are available at no additional charge as investment options under your Policy.

Each Model Portfolio invests different percentages of Policy Value in some or all of the Sub-Accounts under your Policy, and these Model Portfolios range from conservative to moderately aggressive. The Model Portfolios are intended to provide a diversified investment portfolio by combining different asset classes to help you reach your investment goal. Also, while diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market. There can be no assurance that any of the Model Portfolios will achieve their investment objective.

Pursuant to an agreement with Protective, Milliman, Inc., a diversified financial services firm and registered investment adviser, determines the composition of the Model Portfolios and is compensated by Protective for doing so. There is no investment advisory relationship between Milliman and Owners. In the future, Protective may modify or discontinue its arrangement with Milliman, in which case Protective may contract with another firm to provide similar asset allocation models, provide its own asset allocation models, or cease offering asset allocation models.

The available Model Portfolios may change from time to time. In addition, the target asset allocations of these Model Portfolios may vary from time to time in response to market conditions and changes in the portfolio holdings of the Funds in the underlying Sub-Accounts. We will not change your existing Policy Value or premium allocation or percentages in response to these changes, however if you desire to change your Policy Value or premium allocation or percentages to reflect a revised or different Model Portfolio, you must submit new allocation instructions to us in writing to the Home Office.

The following is a brief description of the three Model Portfolios currently available. They are more fully described in a separate brochure. Your sales representative can provide additional information about the Model Portfolios and help you select which Model Portfolio, if any, may be suitable for you. Please talk to him or her if you have additional questions about these Model Portfolios.

Conservative Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 45% in equity and 55% in fixed income investments. The largest of the asset class target allocations are in fixed income, large cap value and mortgages.

Moderate Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 55% in equity and 45% in fixed income investments. The largest asset class target allocations are in fixed income, large cap value, international equity and large cap growth.

Growth and Income portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 65% in equity and 35% in fixed income investments. The largest asset class target allocations are in fixed income, international equity, large cap value, and large cap growth.

Other Information About the Funds. Shares of these Funds are offered only to: (1) the Variable Account, (2) other separate accounts of Protective Life supporting variable annuity contracts or variable life insurance policies, (3) separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies, and (4) certain qualified retirement plans. Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.

Certain Payments We Receive With Regard to the Funds

We (and our affiliates) may receive payments from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof. These payments are negotiated and thus differ by Fund (sometimes substantially), and the amounts we (or our affiliates) receive may be significant. These payments are made for various purposes, including payment for services provided and expenses incurred by us (or our affiliates) in promoting, marketing, distributing, and administering the Policies; and, in our role as intermediary, the Funds. We (and our affiliates) may profit from these payments.

12b-1 Fees. We and our affiliate, Investment Distributors, Inc. ("IDI"), the principal underwriter for the Policies, receive 12b-1 fees from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof that are based on a percentage of the average daily net assets of the particular Fund attributable to the Policies and to certain other variable insurance policies issued or administered by us (or our affiliate). IDI may pay some or all of the 12b-1 fees it receives to us. Rule 12b-1 fees are paid out of Fund assets as part of the Fund's total annual fund operating expenses. Payments made out of Fund assets will reduce the amount of assets that you otherwise would have available for investment, and will reduce the return on your investment. The chart below shows the maximum 12b-1 fees we and IDI anticipate we will receive from the Funds on an annual basis:

Incoming 12b-1 Fees

Fund	Maximum 12b-1 fee
Paid to IDI:
Fidelity Variable Insurance Products Funds	0.25%
Paid to us:
Franklin Templeton Variable Insurance Products Trust	0.25%
Goldman Sachs Variable Insurance Trust	0.25%
Royce Capital Fund	0.25%
Legg Mason Partners Variable Equity Trust	0.25%
MFS Variable Insurance Trust	0.25%
MFS Variable Insurance Trust II	0.25%
PIMCO Variable Insurance Trust	0.25%
Oppenheimer Variable Account Funds	0.25%
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	0.25%

Payments From Advisers and/or Distributors. We (or our affiliates) also receive payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of the Funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of the average daily net assets of the particular Fund attributable to the Policies and to certain other variable insurance policies issued or administered by us (or our affiliate). The payments we receive from the investment advisers, sub-advisers or distributors of the Funds currently range from 0.10% to 0.50% of Fund assets attributable to our variable insurance policies. The amount of the payments may be significant.

Other Payments. A Fund's adviser, sub-adviser, or distributor or its affiliates may provide us (or our affiliates) and/or broker-dealers that sell the Policies ("selling firms") with marketing support, may pay us (or our affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may occasionally provide us (or our affiliates) and/or selling firms with items of relatively small value, such as promotional gifts, meals, tickets, or other similar items in the normal course of business.

For details about the compensation payments we make in connection with the sale of the Policies, see "Distribution of the Policies."

Addition, Deletion, or Substitution of Investments

Protective Life may make additions to, deletions from, or substitutions for the shares that are held in or purchased by the Variable Account. If the shares of a Fund are no longer available for investment or further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares of that Fund and substitute shares of another Fund. Substituted Funds may have higher fees and expenses or may be available only to certain classes of purchasers. Protective Life will not substitute any shares without notice and any necessary approval of the SEC and state insurance authorities.

Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, which would each invest in shares corresponding to a new Fund. Subject to applicable law and any required SEC approval, Protective Life may establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owner(s) or may be closed to certain classes of purchasers.

If any of these substitutions or changes are made, Protective Life may by appropriate endorsement change the Policy to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owner(s), the Variable Account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Protective Life separate accounts. Protective Life may make any changes to the Variable Account required by the 1940 Act or other applicable law or regulation.

Voting Fund Shares

Protective Life is the legal owner of Fund shares held by the Sub-Accounts and has the right to vote on all matters submitted to shareholders of the Funds. However, in accordance with applicable law, Protective Life will vote shares held in the Sub-Accounts at meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Value in the Sub-Accounts. Should Protective Life determine that it is permitted to vote such shares in its own right, it may elect to do so.

Protective Life will send or make available to Owners voting instruction forms and other voting materials (such as Fund proxy statements, reports and other proxy materials) prior to shareholders meetings. The number of votes as to which an Owner may give instructions is calculated separately for each Sub-Account and may include fractional votes.

An Owner holds a voting interest in each Sub-Account to which Variable Policy Value is allocated under his or her Policy. Owners only have voting interests while the Insured is alive. The number of votes for which an Owner may give instructions is based on the Owner's percentage interest of a Sub-Account determined as of the date established by the Fund for determining shareholders eligible to vote at the meeting of that Fund.

It is important that each Owner provide voting instructions to Protective Life because Shares as to which no timely instructions are received and shares held directly by Protective Life are voted by Protective Life in proportion to the voting instructions that are received with respect to all Policies participating in a Sub-Account. As a result, a small number of Owners may control the outcome of a vote. Voting instructions to abstain on any item are applied to reduce the votes eligible to be cast on that item.

Protective Life may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Funds, or to approve or disapprove the investment management agreement or an investment advisory agreement. In addition, Protective Life may under certain circumstances disregard voting instructions that would require changes in the investment management agreement, investment manager, an investment advisory agreement or an investment adviser of one or more of the Funds, provided that Protective Life reasonably disapproves of such changes in accordance with applicable regulations under the 1940 Act. If Protective Life ever disregards voting instructions, Owners will be advised of that action and of the reasons for such action in the next semiannual report.

CHARGES AND DEDUCTIONS

This section describes the charges and deductions we make under the Policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from the charges deducted, and we may use any such profits for any purpose, including payment of distribution expenses. On and after the Policy Anniversary when the Insured is age 121, we do not make any charges and deductions under the Policy, other than the interest charged on loans (if a loan is outstanding).

Premium Expense Charge

We deduct a premium expense charge from each premium you pay. The premium expense charge compensates us for certain sales and premium tax expenses associated with the Policies and the Variable Account. The premium expense charge is equal to 8% of each premium payment for the first 10 Policy Years, 4% thereafter.

Monthly Deduction

Each month we will deduct an amount from your Policy Value to pay for the benefits provided by your Policy. This amount is called the Monthly Deduction and equals the sum of:

•  the cost of insurance charges

•  the monthly administrative fee and charges

•  the mortality and expense risk charge; and

•  any charges for supplemental riders.

Beginning as of the Policy Effective Date and continuing on each Monthly Anniversary Day thereafter, the Company will deduct the charges listed above. With the exception of the mortality and expense risk charge, each charge will reduce the Sub-Account Value(s) and the Fixed Account Value in the proportion that each Sub-Account Value and the Fixed Account Value bears to the unloaned Policy Value. The mortality and expense risk charge will reduce only the Sub-Account Value(s). Deductions for the mortality and expense risk charge will occur prior to the deduction for the remaining Monthly Deduction.

Cost of Insurance Charge. This charge compensates Protective Life for the expense of underwriting the Death Benefit. The charge depends on a number of variables and therefore will vary from Policy to Policy and from Monthly Anniversary Day to Monthly Anniversary Day.

The cost of insurance is equal to:

•  the cost of insurance rate, multiplied by

•  the Net Amount at Risk under the Policy for that Monthly Anniversary Day.

The Net Amount at Risk is equal to:

•  the Death Benefit, minus

•  the Policy Value.

Anything that decreases Policy Value, such as negative investment experience or withdrawals, will increase the Net Amount at Risk and result in higher cost of insurance charges. The Net Amount at Risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, withdrawals, and decreases in Face Amount.

The cost of insurance charge for each increment of Face Amount is calculated separately to the extent a different cost of insurance rate applies. Because the Net Amount at Risk is equal to the Death Benefit less Policy Value, the entire Policy Value is applied first to offset the Death Benefit derived from the Initial Face Amount. Only if the Policy Value exceeds the Initial Face Amount is the excess applied to offset the portion of the Death Benefit derived from increases in Face Amount in the order of the increases. If there is a decrease in Face Amount after an increase, the decrease is applied first to decrease any prior increases in Face Amount, starting with the most recent increase.

Cost of Insurance Rates. The cost of insurance rate for a Policy is based on and varies with the Issue Age, sex and rate class of the Insured and on the number of years that a Policy has been in force. Protective Life places Insureds in the following rate classes, based on underwriting: Preferred (ages 18-75) or Nontobacco (ages 0-75), or Select Preferred (ages 18-75), or Preferred Tobacco (ages 18-75) or Tobacco (ages 18-75), and substandard rate classes, which involve a higher mortality risk than these classes. Protective Life guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Policies. The guaranteed rates for standard classes are based on the 2001 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker/Nonsmoker distinct Mortality Rates ("2001 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of, or additions to, the 2001 CSO Tables.

Protective Life's current cost of insurance rates may be less than the guaranteed rates that are set forth in the Policy. Current cost of insurance rates will be determined based on Protective Life's expectations as to future mortality, investment earnings, expenses, taxes, and persistency experience. In determining current cost of insurance charges, we may consider a variety of factors, including those unrelated to mortality experience.

Cost of insurance rates (whether guaranteed or current) for an Insured in a non-tobacco standard class are generally lower than guaranteed rates for an Insured of the same age and sex in a tobacco standard class. Cost of insurance rates (whether guaranteed or current) for an Insured in a non-tobacco or tobacco standard class are generally lower than guaranteed rates for an Insured of the same age and sex and smoking status in a substandard class.

Protective Life will also determine a separate cost of insurance rate for each increment of Face Amount above the Initial Face Amount based on the Policy duration and the Issue Age, sex and rate class of the Insured at the time of the request for an increase. The following rules will apply for purposes of determining the Net Amount at Risk for each rate.

Protective Life places the Insured in a rate class when the Policy is issued, based on Protective Life's underwriting of the application. This original rate class applies to the Initial Face Amount. When an increase in Face Amount is requested, Protective Life conducts underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has lower cost of insurance rates than the original rate class (or the rate class of a previous increase), the rate class for the increase also will be applied to the Initial Face Amount and any previous increases in Face Amount beginning as of the effective date of the current increase. If the rate class for the increase has a higher cost of insurance rate than the original rate class (or the rate class of a previous increase), the rate class for the increase will apply only to the increase in Face Amount.

In the case of a term conversion, the rate class that applies is the same rate class that applied to the term contract, where applicable. In the case of a guaranteed option, the Insured's rate class for an increase will be the class in effect when the guaranteed option rider was issued.

Legal Considerations Relating to Sex — Distinct Premium Payments and Benefits. Mortality tables for the Policies generally distinguish between males and females. Thus, premiums and benefits under Policies covering males and females of the same age will generally differ.

Protective Life does, however, also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult with their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, Protective Life may offer Policies with unisex mortality tables to such prospective purchasers.

Monthly Administrative Fees and Charges. We deduct a monthly standard administrative fee and monthly administrative charges from your Policy Value to compensate us for issue and administrative costs. The standard administrative fee is $8.00 per month. We also deduct a monthly administrative charge for Initial Face Amount which is equal to a fee per $1,000 of Initial Face Amount per month for the first 5 Policy Years. The actual fee varies depending on the Insured's Issue Age, sex, and rate classification is set forth in your Policy. Representative administrative charges per $1,000 of Initial Face Amount for an Insured male non-tobacco at each specified Issue Age are set forth below:

Issue Age	Administrative Charge Per $1,000 of Initial Face Amount
35	$0.19
40	$0.23
45	$0.26
50	$0.44
55	$0.61
60	$0.81
65	$1.00
70	$1.32
75	$1.64

For the first twelve months following an increase in Face Amount, the monthly administrative fee will also include an administrative charge for the increase, based on the amount of the increase. The monthly administrative charge for an increase is equal to a fee per $1,000 of increase in face amount, which varies depending on Issue Age, sex, and rate classification of the Insured and is set forth in your Policy. Representative administrative charges per $1,000 of increase for an Insured male non-tobacco at each specified Issue Age are set forth below:

Issue Age	Administrative Charge per $1,000 Increase
35	$0.71
40	$0.81
45	$0.95
50	$1.13
55	$1.37
60	$1.71
65	$1.73
70	$1.72
75	$1.71

Supplemental Rider Charges. We deduct a monthly charge from your Policy Value to cover administrative expenses for any riders as part of the Monthly Deduction. (See "Supplemental Riders and Endorsements".)

Mortality and Expense Risk Charge. We deduct a mortality and expense risk charge each month from your Policy Value. This charge compensates Protective Life for the mortality risk it assumes. The mortality risk is that the insureds will live for a shorter time than we project. The expense risk Protective Life assumes is that the expenses that we incur in issuing and administering the Policies and the Variable Account will exceed the amounts realized from the administrative charges assessed against the Policies.

Protective Life deducts a monthly charge from assets in the Sub-Accounts attributable to the Policies. This charge does not apply to Fixed Account assets attributable to the Policies. The current and maximum monthly mortality and expense risk charge to be deducted is generally equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount. Protective Life reserves the right to charge less than the maximum charge.

Transfer Fee

We allow you to make 12 free transfers of Policy Value each Policy Year. However, Protective Life may charge a $25 transfer fee on any additional transfers to cover administrative expenses. If the fee is imposed, it will be deducted from the amount requested to be transferred. If an amount is being transferred from more than one Sub-Account or the Fixed Account, the transfer fee will be deducted proportionately from the amount being transferred from each.

Surrender Charges (Contingent Deferred Sales Charge)

During the first 15 Policy Years, a Surrender Charge will be deducted from your Policy Value if: (1) the Policy is surrendered; (2) the Policy lapses at the end of a grace period or (3) the Initial Face Amount is reduced. The Surrender Charge is deducted before any Surrender Value is paid.

The Surrender Charge varies depending on Issue Age, sex and rate class of the Insured and is set forth in your Policy. Representative Surrender Charges per $1,000 of Initial Face Amount for the first Policy Year for an Insured male non-tobacco at each specified Issue Age are set forth below. The Surrender Charge decreases over the fifteen-year period (after which, there is no charge). For a decrease in the Initial Face Amount, the charge shown is per $1,000 of decrease.

Issue Age	Surrender Charge (First Year) per $1,000 of Initial Face Amount
30	$26.50
35	$28.50
40	$31.00
45	$34.25
50	$37.00
55	$41.50
60	$44.75
65	$42.25
70	$38.25
75	$34.50

In the event of a decrease in the Initial Face Amount, the pro-rated Surrender Charge will be allocated to each Sub-Account and to the Fixed Account based on the proportion of Policy Value in each Sub-Account and in the Fixed Account. A Surrender Charge imposed in connection with a reduction in the Initial Face Amount reduces the remaining Surrender Charge that may be imposed in connection with a surrender of the Policy.

The purpose of the Surrender Charge is to reimburse Protective Life for some of the expenses incurred in the distribution of the Policies. Protective Life also deducts a premium expense charge for this purpose from each premium paid. (See "Premium Expense Charge".)

Protective Life reserves the right to charge less than the maximum surrender charge.

Withdrawal Charges

Protective Life will deduct an administrative charge upon a withdrawal. This charge is the lesser of 2% of the amount withdrawn or $25. This charge will be deducted from the Policy Value in addition to the amount requested to be withdrawn. See "Withdrawal Privilege" for rules for allocating the deduction.

Fund Expenses

The value of the net assets of each Sub-Account reflects the investment advisory and other expenses incurred by the corresponding Fund in which the Sub-Account invests. For further information, consult the Funds' prospectuses.

Other Information

We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of Protective Life. We pay commissions and other compensation to the broker-dealers for selling the Policies. You do not directly pay the commissions and other compensation, we do. We intend to recover commissions and other compensation, marketing, administrative and other expenses and costs of Policy benefits through the fees and charges imposed under the Policies. See "Sale of the Policies" for more information about payments we make to the broker-dealers.

Corporate Purchasers or Eligible Groups

The Policy is available for individuals and for corporations and other institutions. For corporate or other sponsored arrangements, fee-only arrangements or clients of registered investment advisers purchasing one or more Policies, Protective Life may reduce the amount of the premium expense charge, monthly administrative fee, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies are reduced. Sales, underwriting or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase, sponsored arrangement or arrangements, fee-only arrangements or clients of registered investment advisers.

TAX CONSIDERATIONS

The following discussion of the federal income tax treatment of the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Policy is unclear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences or federal estate or gift tax consequences associated with the purchase of the Policy. The state and local tax consequences with respect to your Policy may be different than the federal tax consequences. In addition, PROTECTIVE LIFE MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT — FEDERAL, STATE OR LOCAL — OF ANY POLICY OR OF ANY TRANSACTION INVOLVING A POLICY.

Tax Status of Protective Life

Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of Protective Life, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, Protective Life is not taxed on investment income and realized capital gains of the Variable Account, although Protective Life's federal taxes are increased in respect of the Policies because of the federal tax law's treatment of deferred acquisition costs. Currently, a charge for federal income taxes is not deducted from the Sub-Accounts or the Policy's Cash Value. However, Protective Life does deduct a premium expense charge from each premium payment in all Policy Years in part to compensate us for the federal tax treatment of deferred acquisition costs. Protective Life reserves the right in the future to make a charge against the Variable Account or the Cash Values of a Policy for any federal, state, or local income taxes that we incur and determine to be properly attributable to the Variable Account or the Policy. Protective Life will promptly notify the Owner of any such charge.

Taxation of Insurance Policies

Tax Status of the Policies. Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes, which can be satisfied by complying with the Cash Value Accumulation Test. While the requirements of this section of the Code are complex, and limited guidance has been provided from the Internal Revenue Service (the "IRS") or otherwise, Protective Life believes that the Policy will meet the Cash Value Accumulation Test, which places limitations on the Policy Values that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Policy will generally be excludable from the beneficiary's gross income, and interest and other income credited under the Policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the Insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) Protective Life, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.

Diversification Requirements. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified". If the Variable Account fails to comply with these diversification standards, the Policy will not be treated as a life insurance contract for federal income tax purposes and the Owner would generally be taxed currently on the income on the contract (as defined in the tax law). Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

Ownership Treatment. In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners' gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The ownership rights under the Policy are similar to, but differ in certain respects from, the ownership rights described by the IRS in certain rulings where it was determined that contract owners were not owners of the assets of a segregated asset account (and thus were not currently taxable on the income and gains). For example, the Owner of this Policy has the choice of more investment options to which to allocate premium payments and Variable Account Values than were addressed in such rulings. These differences could result in the Policy Owner being treated as the owner of a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, Protective Life does not know what standards will be set forth in any further regulations or rulings which the Treasury Department or IRS may issue. Protective Life therefore reserves the right to modify the Policy as necessary to attempt to prevent Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

The remainder of this discussion assumes that the Policy will be treated as a life insurance contract for federal tax purposes.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the Death Benefit Proceeds payable from a Policy by reason of the death of the Insured is excludable from gross income under Section 101 of the Code. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the Death Benefit Proceeds being taxable.

If the Death Benefit Proceeds are not received in a lump sum and are, instead, applied under either Settlement Options 1, 2, or 4, or the Income Provider Option Pre-Determined Death Benefit Payout Endorsement, generally payments will be prorated between amounts attributable to the Death Benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the Insured's death) which will be includible in the beneficiary's income. If the Death Benefit Proceeds are applied under Option 3 (Interest Income), the interest credited will be currently includible in the beneficiary's income.

Accelerated Death Benefits. Accelerated death benefits paid under this Policy upon a terminal or chronic illness generally will be excludable from income under Section 101 of the Code. Certain exceptions apply for certain business-related policies.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in an Owner's Policy Value is generally not taxable to the Owner unless amounts are received (or are deemed to be received) from the Policy prior to the Insured's death. If there is a surrender of the Policy, an amount equal to the excess of the amount received over the "investment in the contract" will generally be includible in the Owner's income. The "investment in the contract" generally is the aggregate premiums paid less the aggregate amount previously received under the Policy to the extent such amounts received were excludable from gross income. Whether withdrawals (or other amounts deemed to be distributed) from the Policy constitute income to the Owner depends, in part, upon whether the Policy is considered a "modified endowment contract" ("MEC") for federal income tax purposes.

Policies Not Owned by Individuals

In the case of Policies issued to a nonnatural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer's otherwise deductible interest expenses may not be deductible as a result of ownership of a Policy even if no loans are taken under the Policy. An exception to this rule is provided for certain life insurance contracts which cover the life of an individual who is a 20-percent owner, or an officer, director, or employee, of a trade or business. Entities that are considering purchasing the Policy, or entities that will be beneficiaries under a Policy, should consult a tax advisor.

Policies That Are Not MECs

Tax Treatment of Withdrawals Generally. If the Policy is not a MEC (described below), the amount of any withdrawal from the Policy generally will be treated first as non-taxable recovery of premium and then as income from the Policy. Thus, a withdrawal from a Policy that is not a MEC generally will not be includible in income except to the extent it exceeds the investment in the contract immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy Years. As indicated above, Section 7702 of the Code places limitations on the Policy Values that can accumulate relative to the Death Benefit. Where cash distributions are required under Section 7702 of the Code in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the Face Amount, when withdrawals are made, and in certain other instances.

Tax Treatment of Loans. If a Policy is not classified as a MEC, a loan received under the Policy generally will be treated as indebtedness of the Owner. As a result, no part of any loan under a Policy will constitute income to the Owner so long as the Policy remains in force. However in those situations where the interest rate credited to the Loan Account is identical (or nearly identical) to the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a Policy lapses when a loan is outstanding, the amount of the loan outstanding will be treated as the proceeds of a surrender for purposes of determining whether any amounts are includable in the Owner's income. As a result, the amount of your taxable income could increase by some or all of the outstanding loan. Also, there is uncertainty regarding the tax treatment of loans where the Policy has not lapsed due to operation of a lapse protection feature, including the Overloan Protection Endorsement.

Generally, interest paid on any loans under this Policy will not be tax deductible. The non-deductibility of interest includes interest paid or accrued on indebtedness with respect to one or more life insurance policies owned by a taxpayer covering any individual who is or has been an officer or employee of, or financially interested in, any trade or business carried on by the taxpayer. A limited exception to this rule exists for certain interest paid in connection with certain "key person" insurance. In the case of interest paid in connection with a loan with respect to a Policy covering the life of any key person, interest is deductible only to the extent that the aggregate amount of loans under one or more life insurance policies does not exceed $50,000. Further, even as to such loans up to $50,000, interest would not be deductible if the Policy were deemed for federal tax purposes to be a single premium life insurance policy or, in certain circumstances, if the loans were treated as "systematic borrowing" within the meaning of the tax law. A "key person" is an individual who is either an officer or a twenty percent owner of the taxpayer. The maximum number of individuals who can be treated as key persons may not exceed the greater of (1) 5 individuals or (2) the lesser of 5 percent of the total number of officers and employees of the taxpayer or 20 individuals. Owners should consult a tax advisor regarding the deductibility of interest incurred in connection with this Policy.

Policies That Are MECs

Characterization of a Policy as a MEC. In general, a Policy will be considered a MEC for federal income tax purposes if (1) the Policy is received in exchange for a life insurance contract that was a MEC, or (2) the Policy is entered into on or after June 21, 1988 and premiums are paid into the Policy more rapidly than the rate defined by a "7-Pay Test". This test generally provides that a Policy will fail this test (and thus be considered a MEC) if the accumulated amount paid under the Policy at any time during the 1st 7 Policy Years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the Policy provided for paid-up future benefits after the payment of 7 level annual premiums. A material change of the Policy (as defined in the tax law) will generally result in a reapplication of the 7-Pay Test. In addition, any reduction in benefits during the 7-Pay period will affect the application of this test. Protective Life will monitor the Policies and will attempt to notify Owners on a timely basis if a Policy is in jeopardy of becoming a MEC. The Policy Owner may then request that Protective Life take whatever steps are available to avoid treating the Policy as a MEC, if that is desired. It is possible that the charge for the ExtendCare Chronic Illness Accelerated Death Benefit Rider could be treated as a withdrawal from the Policy for these purposes.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the Policy is a MEC, withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premiums paid. Thus, withdrawals will be includible in income to the extent the Policy Value exceeds the investment in the contract. The amount of any Policy Debt will be treated as a withdrawal for tax purposes. Distributions made within two years before a failure to meet the 7-Pay Test are treated as made under a MEC. In addition, the discussion of interest on loans and of lapses while loans are outstanding under the caption "Policies That Are Not MECs" also applies to Policies which are MECs.

If the Owner assigns or pledges any portion of the Policy Value (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal for tax purposes. The Owner's investment in the contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy treated as a MEC, an Owner should consult a tax advisor.

Penalty Tax. Generally, proceeds of a surrender or a withdrawal (or the amount of any deemed withdrawal such as a loan, assignment, or pledge) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income, unless the surrender or withdrawal is made (1) after the Owner attains age 591/2, (2) because the Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Owner (or the joint lives or life expectancies of the Owner and his or her beneficiary, as defined in the tax law).

Aggregation of Policies. All life insurance contracts which are treated as MECs and which are purchased by the same person from Protective Life or any of its affiliates within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). The effects of such aggregation are not always clear; however, it could affect the amount of a surrender or a withdrawal (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

Constructive Receipt Issues. — The IRS could determine that an Owner is in constructive receipt of the Cash Value of the Policy if the Cash Value equals the Death Benefit, which can occur in some instances where the Insured is age 95 or older. If the Owner was determined to be in constructive receipt of the Cash Value, an amount equal to the excess of the Cash Value over the investment in the contract could be includible in the Owner's income at that time.

Section 1035 Exchanges. Section 1035 of the Code provides, in certain instances, that no gain or loss will be recognized on the exchange of one life insurance policy for another life insurance policy, an endowment contract, an annuity contract, or a long-term care contract. Special rules and procedures apply to section 1035 exchanges. If you wish to take advantage of section 1035, you should consult your tax advisor.

Actions to Ensure Compliance with the Tax Law. — Protective Life believes that the Policy Values that accumulate relative to the Death Benefit will comply with the federal tax definition of life insurance. Protective Life reserves the right to increase the Death Benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of life insurance.

Other Considerations. — Changing the Owner, exchanging the Policy, and other changes under the Policy may have tax consequences (other than those discussed herein) depending on the circumstances of such change or withdrawal. In addition, special tax consequences may apply if you sell your Policy. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary.

In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured or to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

Medicare Hospital Insurance Tax

Effective for tax years beginning after December 31, 2012, a Medicare hospital insurance tax of 3.8% will apply to some types of investment income. This tax will apply to the taxable portion of (1) any proceeds distributed from the Policy as annuity payments pursuant to a settlement option, or (2) the proceeds of any sale or disposition of the Policy. This tax only applies to taxpayers with "modified adjusted gross income" above $250,000 in the case of married couples filing jointly, $125,000 in the case of married couples filing separately, and $200,000 for all others. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.

Federal Income Tax Withholding

In General

Protective Life will withhold and remit to the federal government a part of the taxable portion of a surrender and withdrawal made under a Policy unless the Owner notifies Protective Life in writing and such notice is received at the Home Office at or before the time of the surrender or withdrawal that he or she elects not to have any amounts withheld. Regardless of whether the Owner requests that no taxes be withheld or whether Protective Life withholds a sufficient amount of taxes, the Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Owner may also be required to pay penalties under the estimated tax rules if the Owner's withholding and estimated tax payments are insufficient to satisfy the Owner's tax liability.

Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal withholding tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers or beneficiaries that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions (including taxable Death Benefit proceeds) from life insurance policies at a 30% rate, unless a lower treaty rate applies. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a tax advisor regarding federal tax withholding with respect to distributions from a Policy.

FATCA Withholding

If the payee of a distribution (including the Death Benefit) from the Policy is a foreign financial institution ("FFI") or a non-financial foreign entity ("NFFE") within the meaning of the Code as amended by the Foreign Account Tax Compliance Act ("FATCA"), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the Policy or the distribution. The rules relating to FATCA are complex, and a tax advisor should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Policy.

SUPPLEMENTAL RIDERS AND ENDORSEMENTS

The following supplemental riders and endorsements may be available to be added to your Policy subject to state availability. Monthly charges, if applicable, for these riders may be deducted from your Policy Value as part of the monthly deduction. (See "Monthly Deduction".) State variations may apply (although such variations are not material and all material features of the riders and endorsements have been disclosed in this prospectus). The supplemental riders and endorsements available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account. Additional rules and limits apply to these supplemental riders. Not all such riders may be available at any time, and supplemental riders in addition to those listed below may be made available. Please ask your Protective Life agent for further information, or contact the Home Office.

Children's Term Life Insurance Rider. Provides a death benefit payable on the death of a covered child. More than one child can be covered. There is no cash value under this rider.

Accidental Death Benefit Rider. Provides an additional death benefit payable if the Insured's death results from certain accidental causes. There is no cash value under this rider.

Disability Benefit Rider. Provides for the crediting of a specific premium to a Policy on each Monthly Anniversary during the total disability of the Insured. After the Insured has been totally disabled (as defined in the rider) for six months, Protective Life will credit premiums to the Policy equal to the disability benefit amount shown in the Policy multiplied by the number of Monthly Anniversary Days that have occurred since the onset of total disability. Monthly Anniversary Days that occur more than one calendar year prior to the date that we receive a claim under a rider are not included for the purpose of this calculation. Subsequent to the time that the Insured has been totally disabled for six months, we will credit a premium equal to the disability benefit amount on each Monthly Anniversary Day. The Owner may change the disability benefit amount by written notice received by Protective Life at the Home Office at any time before the Insured becomes totally disabled. Increases are subject to evidence of insurability.

Overloan Protection Endorsement. Provides a guarantee that the Policy will not lapse and the death benefit will be at least $10,000 as long as all of the following conditions are met:

1)  The Policy has been in force for at least 20 years;

2)  The Insured has attained at least age 65;

3)  Withdrawals in an amount equal to the total premiums paid have been taken;

4)  The Policy Debt is at least 95% of the Cash Value;

5)  The Policy Debt exceeds the Face Amount of the Policy

6)  Accelerated benefits have not been received under any endorsement or rider attached to your Policy;

7)  Monthly Deductions or premiums are not being credited or waived under any endorsement or rider attached to your Policy;

8)  Invoking the benefit does not result in a Death Benefit that is not compliant with our reasonable interpretation of the Internal Revenue Code; and

9)  The Policy is not a modified endowment contract.

When all of the conditions are met, any riders on the Policy will be terminated and any Variable Account Value will be transferred to the Fixed Account. In addition, no further premium outlays, withdrawals, policy loans, and Face Amount changes will be allowed.

The Death Benefit shall be the greatest of:

a)  The Face Amount on the Insured's date of death;

b)  A specified percentage of the greater of the Policy Debt or Policy Value on the date of the Insured's death as indicated on the Table of Percentages shown in the Rider's Policy Schedule; or

c)  The Policy Debt on the Insured's date of death plus ten thousand dollars ($10,000).

This endorsement will terminate if the Policy terminates. We deduct a charge for this endorsement if the benefit under the endorsement is exercised. Consult your registered representative and review the endorsement for complete limitations, terms and conditions. Protective does not make any representations regarding the tax treatment of loans where the Policy has not lapsed due to operation of a lapse protection feature, such as this endorsement. Please consult your tax advisor for more information.

Income Provider Option Pre-Determined Death Benefit Payout Endorsement. The endorsement converts the payment of Death Benefit Proceeds to the beneficiary from a single lump sum to a series of payments pursuant to a specified payment schedule that describes the amount, frequency, and duration of payment of the Death Benefit Proceeds. If the Death Benefit is adjusted under the Policy while the Insured is living, the amounts shown in the payment schedule will be adjusted pro-rata. The Owner may choose to change the payment schedule or elect a lump sum payment of the Death Benefit Proceeds prior to the Insured's death, but the beneficiary will not be able to change the payment schedule after the Insured's death.

There is no cost or charge for the endorsement, which may be elected only at Policy issue. Payment of the Death Benefit Proceeds as a series of payments will result in a portion of the payments being includible in the beneficiary's income. (See "Tax Considerations.") Please consult your tax advisor.

Terminal Illness Accelerated Death Benefit Endorsement. The endorsement provides for an accelerated death benefit payment to the Owner of up to 60% of the policy's death benefit or $1 million, whichever is less, if the Insured has a qualifying terminal illness and all of the terms and conditions of the endorsement are met. The accelerated death benefit is based on a portion of the current Face Amount and is subject to a maximum accelerated death benefit. There is no cost or charge for the endorsement. However, a lien equal to the accelerated death benefit payment is established against the policy and accumulates interest.

The primary impact of the lien and any accumulated interest is a reduction in the amount of the death benefit by the amount of the lien plus accumulated interest. The lien also reduces the amount available for loans and withdrawals. Consult your registered representative and review the endorsement for complete limitations, terms and conditions.

ExtendCare Chronic Illness Accelerated Death Benefit Rider. This rider provides for one or more accelerated death benefit payments to the Owner during a 12-month benefit period if the Insured has a qualifying chronic illness and all of the terms and conditions of the rider are met. The accelerated death benefit is subject to a maximum accelerated death benefit. We begin deducting a monthly charge upon issuance of this rider based, in part, on a maximum monthly benefit amount selected by the Owner at the time of Policy issue.

Policy Loan Endorsement. Provides for carry-over loans on policies transferred to the Company under Section 1035 of the Internal Revenue Code.

USE OF THE POLICY

Life insurance, including variable life insurance, can be used to provide for many individual and business needs, in addition to providing a death benefit. Possible applications of a variable life insurance policy, such as this Policy include: (1) serving as vehicle for accumulating funds for a college education, (2) estate planning, (3) serving as an investment vehicle on various types of deferred compensation arrangements, (4) buy-sell arrangements, (5) split dollar arrangements, and (6) a supplement to other retirement plans.

As with any investment, using this Policy under these or other applications entails certain risks. For example, if investment performance of Sub-Accounts to which Policy Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate Cash Value or Surrender Value sufficient to adequately fund the application for which the Policy was purchased. Similarly, certain transactions under a Policy entail risks in connection with the application for which the Policy is purchased. Withdrawals, Policy loans and interest paid on Policy loans may significantly affect current and future Policy Value, Cash Value, Surrender Value or Death Benefit Proceeds. If, for example, a Policy loan is taken but not repaid prior to the death of the Insured, the Policy Debt is subtracted from the Death Benefit in computing the Death Benefit Proceeds to be paid to a beneficiary.

Prior to utilizing this Policy for the above applications, you should consider whether the anticipated duration of the Policy is appropriate for the application for which you intend to purchase it.

In addition, you need to consider the tax implications of using the Policy with these applications. The tax implications of using this Policy with these applications can be complex and generally are not addressed in the discussion of "Tax Considerations" above. Loans and withdrawals will affect the Policy Value and Death Benefit. There may be penalties and taxes if the Policy is surrendered, lapses, matures or if a withdrawal or a loan is made. Because of these risks, you need to carefully consider how you use this Policy. This Policy may not be suitable for all persons, under any of these applications.

STATE VARIATIONS

The prospectus and SAI describe all material rights, benefits and obligations under the Policy. Any state variations in the Policy are covered in a special policy form for use in that state. If you would like to review a copy of your policy and its endorsements and riders, if any, contact our Home Office or your sales representative.

SALE OF THE POLICIES

We have entered into an agreement with Investment Distributors, Inc. ("IDI") under which IDI has agreed to distribute the Policies on a "best efforts" basis. Under the agreement, IDI serves as principal underwriter (as defined under Federal securities laws and regulations) for the Policies. IDI is a Tennessee corporation and was established in 1993. IDI, a wholly-owned subsidiary of PLC, is an affiliate of and shares the same address as Protective Life. IDI is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").

IDI does not sell Policies directly to purchasers. IDI, together with Protective Life, enters into distribution agreements with other broker-dealers, including ProEquities, Inc., an affiliate of Protective Life and IDI, (collectively, "Selling Broker-Dealers") for the sale of the Policies. Registered representatives of the Selling Broker-Dealers sell the Policies directly to purchasers. Registered representatives of the Selling Broker-Dealers must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of Protective Life in order to sell the Policies.

We pay commissions and additional asset-based compensation to Selling Broker-Dealers through IDI. IDI does not retain any commission payment or other amounts as principal underwriter for the Policies. However, we may pay some or all of IDI's operating and other expenses.

We paid the following aggregate dollar amounts to IDI in commissions and additional asset-based compensation relating to sales of our variable life policies. IDI did not retain any of these amounts.

Fiscal Year Ended	Amount Paid to IDI
December 31, 2012	$6,005,420
December 31, 2013	$7,978,592
December 31, 2014	$8,426,510

We offer the Policy on a continuous basis. While we anticipate continuing to offer the Policies, we reserve the right to discontinue the offering at any time.

Selling Broker-Dealers

We pay commissions and may provide some form of non-cash compensation to all Selling Broker-Dealers in connection with the promotion and sale of the Policies. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. We may use any of our corporate assets to pay commissions and other costs of distributing the Policies, including any profit from the mortality and expense risk charge. Commissions and other incentives or payments described below are not charged directly to Policy owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policies.

Compensation Paid to All Selling Broker-Dealers. We pay commissions as a percentage of initial and subsequent premium payments at the time we receive them, as a percentage of Policy Value on an ongoing basis, or a combination of both. Registered representatives may be paid commissions by their selling firms on Policies they sell based on premiums paid in amounts up to approximately 105% of a targeted first year premium payment. A targeted first year premium payment is approximately equal to your minimum initial premium on an annual basis. For premiums paid in the first Policy Year which exceed this targeted amount, registered representatives may receive up to 4.5% on premiums in excess of target. For premiums received during Policy Years two through ten, the registered representatives may be paid up to 5.0% on premiums. After the first ten Policy Years registered representatives may be paid up to 1.00% on premiums received and .25% on unloaned Policy Value. In the normal course of business, we may also provide non-cash compensation in connection with the promotion of the Policies, including conferences and seminars (including travel, lodging and meals in connection therewith), and items of relatively small value, such as promotional gifts, meals, or tickets to sporting or entertainment events.

The registered representative who sells you the Policy typically receives a portion of the compensation we pay to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Policy, please ask your registered representative.

Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to ordinary commissions and non-cash compensation, we may pay additional asset-based compensation in the form of marketing allowances and "revenue sharing" to selected Selling Broker-Dealers. These payments are made through IDI. These payments may be (1) additional amounts as a percentage of premium payments and/or premiums we receive on our variable insurance products, and (2) additional "trail" commissions, which are periodic payments as a percentage of the contract and policy values or variable account values of our variable insurance products. Some or all of these additional asset-based compensation payments may be conditioned upon the Selling Broker-Dealer producing a specified amount of new premium payments and/or premiums and/or maintaining a specified amount of contract and policy value with us.

The Selling Broker-Dealers to whom we pay additional asset-based compensation provide preferential treatment with respect to our products in their marketing programs. Preferential treatment of our products by a Selling Broker-Dealer may include any or all of the following: (1) enhanced marketing of our products over non-preferred products; (2) increased access to the Selling Broker- Dealer's registered representatives; and (3) payment of higher compensation to registered representatives for selling our products than for selling non-preferred products.

In 2014, we paid additional asset-based compensation to the Selling Broker-Dealers Edward Jones, UBS, ProEquities, Essex National Securities, Inc., AIG Advisor Group, LPL Financial, Raymond James, NFP Securities, Stifel, Nicolaus & Company, Investment Professionals, Inc., CUSO Financial Services and BBVA Compass Investment Solutions, Inc. in connection with the sale of our variable insurance products. Some of these payments were substantial.

These additional asset-based compensation arrangements are not offered to all Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of our products (and/or our affiliates' products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional asset-based compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of our variable insurance products (including the Policies) over other variable insurance products (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Policy, please ask your registered representative.

We may also pay to selected Selling Broker-Dealers, including those listed above as well as others, additional compensation in the form of (1) payments for participation in meetings and conferences that include presentations about our products (including the Policies), and (2) payments to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers' registered representatives.

Arrangements with Affiliated Selling Broker-Dealer. In addition to the ordinary commissions and non-cash compensation that we pay to all Selling Broker-Dealers, including ProEquities, Inc., we or our parent company, Protective Life Corporation, pay some of the operating and other expenses of ProEquities, Inc., such as paid-in-capital and certain overhead expenses. Additionally, employees of ProEquities, Inc. may be eligible to participate in various employee benefit plans offered by Protective Life Corporation.

LEGAL PROCEEDINGS

Protective Life and its subsidiaries, like other insurance companies, in the ordinary course of business are involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, Protective Life believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on Protective Life's or the Variable Account's financial position.

We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting, and escheatment of unclaimed benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased insureds and policy owners. In addition, we are the subject of multiple state Insurance Department inquiries and a multistate market conduct examination with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, administrative penalties, and changes in our procedures for the identification of unreported claims and handling of escheatable property. We do not believe that any regulatory actions or agreements that result from these examinations will have a material adverse impact on the separate account, on IDI's ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policy.

ARBITRATION

Policies issued in certain states provide that any controversy, dispute or claim by any Owner(s), Insured, or beneficiary (a "claimant") arising out of insurance provided under the Policy will be submitted to binding arbitration pursuant to the Federal Arbitration Act. However, we will not enforce this provision.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Variable Account are contained in the Statement of Additional Information ("SAI"). Our financial statements only have bearing upon our ability to meet our obligations under the Policies. For a free copy of the SAI, please call or write to us at our Home Office.

GLOSSARY

"We", "us", "our", "Protective Life", and "Company" Refer to Protective Life Insurance Company. "You" and "your" refer to the person(s) who have been issued a Policy.

Attained Age The Insured's age as of the nearest birthday on the Policy Effective Date, plus the number of complete Policy Years since the Policy Effective Date.

Cancellation Period Period shown in the Policy during which the Owner may exercise the cancellation privilege and return the Policy for a refund.

Cash Value Policy Value minus any applicable Surrender Charge.

Death Benefit The amount of insurance provided under the Policy used to determine the Death Benefit Proceeds.

Death Benefit Proceeds The amount payable to the Beneficiary if the Insured dies while the Policy is in force. It is equal to the Death Benefit plus any death benefit under any rider to the Policy less (1) any Policy Debt (2) any liens for payments made under an accelerated death benefit rider or endorsement plus accrued interest and (3) less any unpaid Monthly Deductions if the Insured dies during a grace period.

Face Amount A dollar amount selected by the Owner and shown in the Policy on the Policy Specifications Page or Supplemental Policy Specifications Page. The minimum Face Amount permitted under the Policy is $100,000.

Fixed Account Part of Protective Life's general account to or from which Policy Value may be transferred and into which Net Premiums may be allocated under a Policy.

Fixed Account Value The Policy Value in the Fixed Account.

Fund A separate investment portfolio of an open-end management investment company or unit investment trust in which a Sub-Account invests.

Good Order ("good order") An instruction that we receive at our Administrative Office within the time period specified in the Policy for the transaction requested, if any, that includes all the information we need to execute the requested transaction. To be in "good order", instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

Home Office 2801 Highway 280 South, Birmingham, Alabama 35223.

Initial Face Amount The Face Amount on the Policy Effective Date.

Insured The person whose life is covered by the Policy.

Issue Age The Insured's age as of the nearest birthday on the Policy Effective Date.

Issue Date The date the Policy is issued.

Lapse Termination of the Policy at the expiration of the grace period while the Insured is still living.

Loan Account An account within Protective Life's general account to which Fixed Account Value and/or Variable Account Value is transferred as collateral for Policy loans.

Monthly Anniversary Day The same day in each month as the Policy Effective Date.

Monthly Deduction The fees and charges deducted monthly from the Fixed Account Value and/or Variable Account Value as described on the Policy Specifications Page of the Policy.

Net Amount at Risk The Net Amount at Risk as of any Monthly Anniversary Day is equal to the Death Benefit discounted at one plus the monthly guaranteed interest rate minus the Policy Value (prior to deducting the Cost of Insurance).

Net Premium A premium payment minus the applicable premium expense charges.

Policy Anniversary The same day and month in each Policy Year as the Policy Effective Date.

Policy Debt The sum of all outstanding policy loans plus accrued interest.

Policy Effective Date The date shown in the Policy as of which coverage under the Policy begins.

Policy Value The sum of the Variable Account Value, the Fixed Account Value, and the Loan Account Value.

Policy Year Each period of twelve months commencing with the Policy Effective Date and each Policy Anniversary thereafter.

Sub-Account A separate division of the Variable Account established to invest in a particular Fund.

Sub-Account Value The Policy Value in a Sub-Account.

Surrender Charge A contingent deferred sales charge deducted from the Policy Value if the Policy is surrendered, Lapses, or the Initial Face Amount is decreased during the first 15 Policy Years.

Surrender Value The Cash Value minus any outstanding Policy Debt and any liens for payments made under an accelerated death benefit rider or endorsement plus accrued interest.

Valuation Day Each day the New York Stock Exchange and the Home Office are open for business except for a day that a Sub-Account's corresponding Fund does not value its shares.

Valuation Period The period commencing with the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Day.

Variable Account Protective Variable Life Separate Account, a separate investment account of Protective Life to and from which Policy Value may be transferred and into which Net Premiums may be allocated.

Variable Account Value The sum of all Sub-Account Values.

Written Notice A notice or request submitted in writing in a form satisfactory to Protective Life and received at the Home Office via U.S. postal service or nationally recognized overnight delivery service.

STATEMENT OF ADDITIONAL INFORMATION

APPENDIX A

Examples of Death Benefit Computation

For purposes of this example, assume that the Insured is a male, standard nontobacco class and the Insured's Attained Age is 40 and that there is no outstanding Policy Debt or liens. A Policy with a $100,000 Face Amount will generally pay $100,000 in Death Benefits. However, because the Death Benefit must be equal to or be greater than 319% of the Policy Value, any time that the Policy Value exceeds $23,884, the Death Benefit will exceed the $100,000 Face Amount. Each additional dollar added to Policy Value above $23,884 will increase the Death Benefit by $3.19. A Policy with a $100,000 Face Amount and a Policy Value of $50,000 will provide Death Benefit of $159,337 ($50,000 * 319%); a Policy Value of $60,000 will provide a Death Benefit of $191,204 ($60,000 * 319%); a Policy Value of $70,000 will provide a Death Benefit of $223,072 ($70,000 * 319%).

Similarly, so long as Policy Value exceeds $23,884, each dollar taken out of Policy Value will reduce the Death Benefit by $319. If, for example, the Policy Value is reduced from $35,000 to $23,884 because of withdrawals, charges, or negative investment performance, the Death Benefit will be reduced from $111,536 to $100,000. If at any time, however, the Policy Value multiplied by the Face Amount percentage is less than the Face Amount, the Death Benefit will equal the current Face Amount of the Policy.

The Face Amount percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than 40), the specified amount factor would be 198%. The Death Benefit would not exceed the $100,000 Face Amount unless the Policy Value exceeded approximately $33,501 (rather than $23,884), and each dollar then added to or taken from the Policy Value would change the life insurance proceeds by $1.98 (rather than $3.19).

A-1

APPENDIX B

Calculations of Lapse Protection Values

The following examples illustrate the calculations used to determine whether the Policy's lapse protection provision will remain in effect.

For purposes of this example, assume that the Insured is a male, standard nontobacco class, and the Insured's Issue Age is 35, with a $100,000 Face Amount paying an $851.81 annual premium. There is no outstanding Policy Debt or liens. The following are shown on the Policy's Specification page:

Threshold Accumulation Factor (TAF): 1.17149%
Excess Accumulation Factor (EAF): 0.02081%
Year 1 Minimum Monthly Requirement: $59.04
Year 1 Lapse Protection Reduction Amount: 25%
Threshold Premium: $695.73

Calculations on first Monthly Anniversary Day of the first Policy Year:

Accumulated Minimum Monthly Requirement (AMMR)

We calculate the AMMR as of each Monthly Anniversary Day. For each Policy month, the AMMR is equal to (a) plus (b) multiplied by (c), where:

a.  The AMMR for the prior Policy month (which would be $0 for the first Policy month of the first Policy Year)

b.  The Minimum Monthly Requirement plus $8.88 and minus the Lapse Protection Reduction Amount

> Note: We will not decrease the Minimum Monthly Requirement by the Lapse Protection Reduction Amount if: (i) one or more years have passed since the Issue Date; (ii) no premium has been paid for the previous 12 Policy months; and (iii) the ANPR is less than the Accumulated Fund Threshold for the previous Policy month. A higher Minimum Monthly Requirement will result in a higher AMMR. Because the lapse protection provision requires that the ANPR be greater than or equal to the AMMR, a higher AMMR could require you to make additional premium payments to increase your ANPR in order to maintain the lapse protection.

c.  One (1) plus the Threshold Accumulation Factor shown on the Policy's specification page

The Minimum Monthly Requirement for each Policy is stated on the Policy's specification page. We calculate the Minimum Monthly Requirement based on the age, sex, and rate class of the Insured, the requested Face Amount and any supplemental riders.

[AMMR for the prior month + (Minimum Monthly Requirement – Lapse Protection Reduction Amount + $8.88)] x (1 + TAF)

[0 + (59.04 – {59.04 * 25%} + 8.88)] x (1 + 1.17149%) = 53.78

Accumulated Fund Threshold

We calculate the Accumulated Fund Threshold as of each Monthly Anniversary Day. For each Policy month, the Accumulated Fund Threshold is equal to:

a.  For the first month of the Policy Year:

i.  One (1) plus the Threshold Accumulation Factor shown on the Policy's specification page multiplied by the Accumulated Fund Threshold for the prior Policy month (which would be $0 for the first Policy month of the first Policy Year); plus

ii.  the Threshold Premium (plus $100.00 and less the Lapse Protection Reduction Amount) applicable for that Policy month

b.  For all other Policy months: One (1) plus the Threshold Accumulation Factor shown on the Policy's specification page multiplied by the Accumulated Fund Threshold for the prior Policy month.

The Threshold Premium for each Policy is stated on the Policy's specification page. We calculate the Threshold Premium based on the age, sex, and rate class of the Insured, the requested Face Amount and any supplemental riders.

[(1 + TAF) x Accumulated Fund Threshold for the prior Policy month] + (Threshold Premium – Lapse Protection Reduction Amount + $100.00)

[(1 + 1.17149%) x 0] + (695.73 – {695.73 x 25%} + 100.00) = 621.80

B-1

Accumulated Net Premiums Received (ANPR)

We calculate the ANPR as of each Monthly Anniversary Day. On each Monthly Anniversary Day, the ANPR is equal to (a) plus (b) plus (c) minus (d), where:

a.  The ANPR for the prior Policy month (which would be $0 for the first Policy month of the first Policy Year)

b.  The sum of all Premiums received at our Home Office since the end of the prior Policy month minus the Lapse Protection Reduction Amount shown on the Policy's specification page

c.  Interest on the ANPR for the Policy month, which is equal to (i) plus (ii), where:

i.  The Threshold Accumulation Factor shown on the Policy's specification page multiplied by the lesser of:

•  the Accumulated Fund Threshold (defined below); and

•  (a) plus (b) above

ii.  The Excess Accumulation Factor shown on the Policy's specification page multiplied by the amount of (a) plus (b) above in excess of the Accumulated Fund Threshold (if any)

d.  An adjustment for each withdrawal taken since the end of the prior Policy month. The adjustment for each withdrawal is the amount that reduces the ANPR in the same proportion that the withdrawal reduces the Surrender Value.

Example: Assume your Surrender Value is $90,000 and your ANPR, prior to the withdrawal, is $10,000. If you take a withdrawal of $9,000, thereby reducing your Surrender Value by 10% to $81,000, we would also reduce your ANPR by 10%, or $1,000, to $9,000.

The Lapse Protection Reduction Amount, the Threshold Accumulation Factor and the Excess Accumulation Factor for each Policy are stated on the Policy's specification page. We calculate these rates based on the age, sex, and rate class of the Insured.

ANPR for the prior month + Premiums received since the end of the prior Policy month minus the Lapse Protection Reduction Amount + Interest on ANPR for the Policy Month – [(Amount of any partial withdrawal ÷ Prior month surrender value) x the prior month ANPR]

0 + {851.81 – (851.81 x .25)} + [(1.17149% x Minimum(621.80, 638.86)) + (0.2081% x Maximum(0, 638.86 – 621.80)] + 0 = 646.15

Since ANPR (646.15) is greater than AMMR (53.78) the lapse protection remains active.

Calculations on second Monthly Anniversary Day of the first Policy Year

Accumulated Minimum Monthly Requirement (AMMR)

[AMMR for the prior month + (Minimum Monthly Requirement – Lapse Protection Reduction Amount + $8.88)] x (1 + TAF)

[53.78 + (59.04 – {59.04 * 25%} + 8.88)] x (1 + 1.17149%) = 108.19

Accumulated Fund Threshold

[(1 + TAF) x Accumulated Fund Threshold for the prior Policy month]

[(1 + 1.17149%) x 621.80] = 629.08

Accumulated Net Premiums Received (ANPR)

ANPR for the prior month + Net Premiums received since the end of the prior Policy month + Interest on ANPR for the Policy Month – [(Amount of any partial withdrawal ÷ Prior month surrender value) x the prior month ANPR]

646.15 + {0} +[ (1.17149% x Minimum(629.08, 645.15)) + (0.2081% x Maximum(0, 645.15 – 629.08)] + 0 = 653.52

Since ANPR (653.52) is greater than AMMR (108.19) the lapse protection remains active.

B-2

(This page has been left blank intentionally.)

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The SAI contains more detailed information about the Policy than is contained in this Prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. Personalized illustrations of Death Benefits, Cash Value, and Policy Values are available without charge. For a free copy of the SAI, to receive personalized illustrations, and to request other information about the Policy please contact Brokerage Life Services at the toll-free telephone number shown on the cover. To request an SAI by mail, please tear off, complete and return this form to Protective Life's Brokerage Life Services Division customer service at the address shown on the cover.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Please send me a free copy of the SAI for the Protective Investors Choice VUL.

_____________________________________________________________________________________________________________________ Name:
_____________________________________________________________________________________________________________________ Address
_____________________________________________________________________________________________________________________ City, State, Zip
_____________________________________________________________________________________________________________________ Daytime Telephone Number

Investment Company Act of 1940 Registration File No. 811-7337

PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
(Registrant)

PROTECTIVE LIFE INSURANCE COMPANY
(Depositor)

2801 Highway 280 South
Birmingham, Alabama 35223
(800) 265-1545

STATEMENT OF ADDITIONAL INFORMATION
Individual Flexible Premium Variable and Fixed Life Insurance Policy

This Statement of Additional Information ("SAI") contains additional information regarding the Protective Investors Choice VUL individual flexible premium variable and fixed life insurance policy (collectively referred to as the "Policy") offered by Protective Life Insurance Company ("Protective Life"). The Policy is issued to individuals. This SAI is not a prospectus, and should be read together with the Prospectuses for the Policy dated May 1, 2015 and the prospectuses for the Funds. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the Prospectuses for the Policy.

May 1, 2015

STATEMENT OF ADDITIONAL INFORMATION

ADDITIONAL POLICY INFORMATION

Limits on Policy Rights

Incontestability. Unless fraud is involved, Protective Life will not contest the Policy, or any supplemental rider, after the Policy or rider has been in force during the Insured's lifetime for two years from the Policy Effective Date or the effective date of the rider. Likewise, unless fraud is involved, Protective Life will not contest an increase in the Face Amount with respect to statements made in the evidence of insurability for that increase after the increase has been in force during the life of the Insured for two years after the effective date of the increase.

Suicide Exclusion. If the Insured dies by suicide, while sane or insane, within two years after the Policy Effective Date, the Death Benefit will be limited to the premium payments made before death, less any Policy Debt, liens (including accrued interest) and any withdrawals. If the Insured dies by suicide within two years after an increase in Face Amount, the Death Benefit with respect to the increase will be limited to the sum of the monthly cost of insurance charges made for that increase.

Misstatement of Age or Sex

If the Insured's age or sex has been misstated in the application for the Policy or in any application for supplemental riders, the Death Benefit under the Policy or such supplemental riders is the amount which would have been provided by the most recent cost of insurance charge, and the cost of such supplemental riders, at the correct age and sex.

Settlement Options

The following settlement options may be elected.

Option 1 — Payment for a Fixed Period. Equal monthly payments will be made for any period of up to 30 years. The amount of each payment depends on the total amount applied, the period selected and the monthly payment rates Protective Life is using when the first payment is due.

Option 2 — Life Income with Payments for a Guaranteed Period. Equal monthly payments are based on the life of the named annuitant. Payments will continue for the lifetime of the annuitant with payments guaranteed for 10 or 20 years. Payments stop at the end of the selected guaranteed period or when the named person dies, whichever is later.

Option 3 — Interest Income. Protective Life will hold any amount applied under this option. Interest on the unpaid balance will be paid each month at a rate determined by Protective Life. This rate will never be less than 1% per year.

Option 4 — Payments for a Fixed Amount. Equal monthly payments will be made of an agreed fixed amount. The amount of each payment may not be less than $10 for each $1,000 applied. Interest will be credited each month on the unpaid balance and added to it. This interest will be at a rate set by us, but will never be less than 1% per year. Payments continue until the amount Protective Life holds runs out. The last payment will be for the balance only.

Minimum Amounts. Protective Life reserves the right to pay the total amount of the Policy in one lump sum, if less than $5,000. If monthly payments are less than $50, payments may be made quarterly, semi-annually, or annually at Protective Life's option.

Other Requirements. Settlement options must be elected by Written Notice received by Protective Life at the Home Office. The Owner may elect settlement options during the Insured's lifetime; beneficiaries may elect settlement options thereafter if Death Benefit Proceeds are payable in a lump sum. The effective date of an option applied to Death Benefit Proceeds is the date the due proof of death of the Insured is received at the Home Office. The effective date of an option applied to Surrender Value is effective date of the surrender.

If Protective Life has available, at the time a settlement option is elected, options or rates on a more favorable basis than those guaranteed, the higher benefits will apply.

ILLUSTRATIONS

We may provide illustrations for Death Benefit, Policy Value, and Surrender Value based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and are not a representation of past or future performance. Your rates of return and insurance charges may be higher or lower than these illustrations. The actual return on your policy account value will depend on factors such as the amounts you allocate to particular Funds, the amounts deducted for the Policy's monthly charges, the Funds' expense ratios, and your policy loan and partial withdrawal history.

1

Before you purchase the Policy and upon request thereafter, we will provide illustrations of future benefits under the Policy based upon the proposed insured's age and underwriting class, face amount, planned premiums, and riders requested. We reserve the right to charge a reasonable fee for this service to persons who request more than one illustration during a Policy Year.

ADDITIONAL INFORMATION

CEFLI

Protective Life is a member of the Compliance & Ethics Forum for Life Insurers ("CEFLI"), and as such may include the CEFLI logo and information about CEFLI membership in Protective advertisements. Companies that belong to CEFLI subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

Other Investors in the Funds

Shares of the Legg Mason Partners Variable Equity Trust, PIMCO Variable Insurance Trust, Royce Capital Fund, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Oppenheimer Variable Account Funds, MFS Variable Insurance Trust, MFS Variable Insurance Trust II, Fidelity Variable Insurance Products, Lord Abbett Series Fund, Inc., Goldman Sachs Variable Insurance Trust, and Franklin Templeton Variable Insurance Products Trust are sold to separate accounts of insurance companies, which may or may not be affiliated with Protective Life or each other, a practice known as "shared funding." They may also be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." Shares of some of these Funds may also be sold to certain qualified pension and retirement plans. As a result, there is a possibility that a material conflict may arise among and between the interests of Policy Owners and other of the Fund's various investors. In the event of any such material conflicts, Protective Life will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another Fund. The board of directors (or trustees) of each of the Legg Mason Partners Variable Equity Trust, PIMCO Variable Insurance Trust, Royce Capital Fund, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Oppenheimer Variable Account Funds, MFS Variable Insurance Trust, MFS Variable Insurance Trust II, Fidelity Variable Insurance Products, Lord Abbett Series Fund, Inc., Goldman Sachs Variable Insurance Trust and Franklin Templeton Variable Insurance Products Trust monitors events related to their Funds to identify possible material irreconcilable conflicts among and between the interests of the Fund's various investors. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.

Assignment

The Policy may be assigned in accordance with its terms. An assignment is binding upon Protective Life only if it is in writing and filed at the Home Office. Once Protective Life has received a signed copy of the assignment, the Owner's rights and the interest of any beneficiary (or any other person) will be subject to the assignment. Protective Life assumes no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Policy Debt and any liens. An assignment may result in certain amounts being subject to income tax and a 10% penalty tax. (See "Tax Considerations" in the prospectuses.)

State Regulation

Protective Life is subject to regulation by the Department of Insurance of the State of Tennessee, which periodically examines the financial condition and operations of Protective Life. Protective Life is also subject to the insurance laws and regulations of all jurisdictions where it does business. The Policy has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

Protective Life is required to submit annual statements of operations, including financial statements, to the insurance departments of the various jurisdictions where it does business to determine solvency and compliance with applicable insurance laws and regulations.

Reports to Owners

Each year you will be sent a report at your last known address showing, as of the end of the current report period: the Death Benefit; Policy Value; Fixed Account Value; Variable Account Value; Loan Account Value; Sub-Account Values; premiums paid since the last report; withdrawals since the last report; any Policy loans and accrued interest; Surrender Value; current Net Premium allocations; charges deducted since the last report; any liens and accrued interest; and any other information required by law. You will also be sent an annual and a semi-annual report for each Fund underlying a Sub-Account to which you have allocated Policy Value, including a list of the securities held in each

2

Fund, as required by the Investment Company Act of 1940. In addition, when you pay premiums or request any other financial transaction under your Policy you will receive a written confirmation of these transactions.

Legal Matters

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

Experts

The statements of assets and liabilities of Protective Variable Life Separate Account as of December 31, 2014 and the related statement of operations for the year then ended and the statement of changes in net assets for the years ended December 31, 2014 and 2013 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The consolidated financial statements of Protective Life Insurance Company as of December 31, 2014, and 2013 and for each of the three years in the period ended December 31, 2014 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The principal business address of PricewaterhouseCoopers LLP is 569 Brookwood Village, Suite 851, Birmingham, AL 35209.

Reinsurance

The Company may reinsure a portion of the risks assumed under the Policies.

Additional Information

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectuses and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, N.E., Washington, DC 20549. The instruments may also be accessed using the SEC's website at http/www.sec.gov.

Financial Statements

The audited statement of assets and liabilities of the Protective Variable Life Separate Account as of December 31, 2014 and the related statement of operations for the year then ended and the statement of changes in net assets for the years ended December 31, 2014 and 2013 as well as the Report of Independent Registered Public Accounting Firm are contained herein.

The audited consolidated balance sheets for Protective Life as of December 31, 2014 and 2013 and the related consolidated statements of income, share-owner's equity, and cash flows for each of the three years in the period ended December 31, 2014 as well as the Report of Independent Registered Public Accounting Firm are contained herein. Protective Life's financial statements should be considered only as bearing on its ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Protective Variable Life Separate Account.

Financial Statements follow this page.

3

All other schedules to the consolidated financial statements required by Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

Report of Independent Registered Public Accounting Firm

To the Policy Owners of the Protective Variable Life Separate Account
and the Board of Directors of Protective Life Insurance Company:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of the Protective Variable Life Separate Account (the "Separate Account") at December 31, 2014, and the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Protective Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2014 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Birmingham, Alabama
April 24, 2015

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2014
($ in thousands, except Fair Value per Share)

	Goldman Sachs Variable Insurance Trust
	Goldman Sachs Large Cap Value	Goldman Sachs Strategic International Equity	Goldman Sachs US Equity Insights	Goldman Sachs Small Cap Equity Insights	Goldman Sachs Strategic Growth	Goldman Sachs Mid Cap Value	Goldman Sachs Strategic Growth SC	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Strategic International Equity SC	Goldman Sachs Small Cap Equity Insights SC
Assets
Investments in subaccounts at fair value	$14,379	$6,777	$10,883	$7,459	$11,385	$3,087	$2,469	$2,486	$1,411	$422
Receivable from Protective Life Insurance Company	—	—	—	—	—	—	—	—	—	—
Total Assets	14,379	6,777	10,883	7,459	11,385	3,087	2,469	2,486	1,411	422
Liabilities
Payable to Protective Life Insurance Company	59	—	60	—	34	—	—	—	—	—
Net Assets	$14,320	$6,777	$10,823	$7,459	$11,351	$3,087	$2,469	$2,486	$1,411	$422
Units Outstanding	443,466	338,547	275,658	153,725	263,962	107,396	135,540	165,561	138,918	21,547
Shares Owned in each Portfolio	1,262,398	731,817	600,619	545,671	704,522	177,121	153,054	218,483	152,017	31,055
Fair Value per Share	$11.39	$9.26	$18.12	$13.67	$16.16	$17.43	$16.13	$11.38	$9.28	$13.60
Investment in Portfolio shares, at Cost	$13,944	$9,336	$9,045	$7,468	$9,351	$2,860	$1,822	$2,112	$1,274	$280

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2014
($ in thousands, except Fair Value per Share)

	Goldman Sachs Variable Insurance Trust			Calvert Variable Series, Inc.	MFS Variable Insurance Trust
	Goldman Sachs US Equity Insights SC	Goldman Sachs VIT Growth Opportunities SC	Goldman Sachs Mid Cap Value SC	Calvert VP SRI Balanced	MFS Growth Series IC	MFS Research IC	MFS Investors Trust IC	MFS Total Return IC	MFS New Discovery IC	MFS Utilities IC
Assets
Investments in subaccounts at fair value	$149	$1,531	$1,522	$59	$9,501	$8,648	$8,890	$18,884	$4,725	$5,252
Receivable from Protective Life Insurance Company	—	—	—	—	—	—	—	—	—	—
Total Assets	149	1,531	1,522	59	9,501	8,648	8,890	18,884	4,725	5,252
Liabilities
Payable to Protective Life Insurance Company	—	—	2	—	10	2	34	38	—	2
Net Assets	$149	$1,531	$1,520	$59	$9,491	$8,646	$8,856	$18,846	$4,725	$5,250
Units Outstanding	8,391	69,798	82,262	2,307	271,307	283,879	304,474	575,909	126,065	117,836
Shares Owned in each Portfolio	8,201	199,111	87,241	28,697	239,008	297,069	292,344	776,779	289,524	154,643
Fair Value per Share	$18.17	$7.69	$17.45	$2.05	$39.75	$29.11	$30.41	$24.31	$16.32	$33.96
Investment in Portfolio shares, at Cost	$76	$1,384	$1,426	$62	$7,339	$6,166	$6,262	$15,134	$4,551	$3,630

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2014
($ in thousands, except Fair Value per Share)

	MFS Variable Insurance Trust			MFS Variable Insurance Trust II			Oppenheimer Variable Account Funds
	MFS Investors Growth Stock IC	MFS VIT Research Bond SC	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC	MFS VIT II International Value SC	Oppenheimer Money Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Main Street Fund/VA
Assets
Investments in subaccounts at fair value	$3,834	$8,825	$8,917	$357	$3,437	$7,097	$4,037	$10,987	$9,281
Receivable from Protective Life Insurance Company	—	—	—	—	—	—	—	—	—
Total Assets	3,834	8,825	8,917	357	3,437	7,097	4,037	10,987	9,281
Liabilities
Payable to Protective Life Insurance Company	2	—	—	—	—	10	2	26	57
Net Assets	$3,832	$8,825	$8,917	$357	$3,437	$7,087	$4,035	$10,961	$9,224
Units Outstanding	279,283	688,653	444,470	40,010	250,553	4,511,357	148,879	328,382	333,160
Shares Owned in each Portfolio	239,005	664,518	444,726	26,985	160,330	7,096,798	51,223	169,369	276,130
Fair Value per Share	$16.04	$13.28	$20.05	$13.24	$21.44	$1.00	$78.82	$64.87	$33.61
Investment in Portfolio shares, at Cost	$2,740	$8,680	$6,765	$387	$3,330	$7,097	$3,668	$7,182	$5,825

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2014
($ in thousands, except Fair Value per Share)

	Oppenheimer Variable Account Funds		Invesco Variable Insurance Funds
	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Global Fund/VA	Invesco VI American Franchise I	Invesco VI Comstock I	Invesco VI Growth & Income I	Invesco VI Mid-Cap Growth II	Invesco VI Equity and Income II	Invesco VI American Value II	Invesco VI Balanced Risk Allocation II
Assets
Investments in subaccounts at fair value	$12,144	$17,266	$5,040	$36,795	$28,969	$3,039	$20,402	$2,106	$423
Receivable from Protective Life Insurance Company	—	—	—	—	—	—	—	—	—
Total Assets	12,144	17,266	5,040	36,795	28,969	3,039	20,402	2,106	423
Liabilities
Payable to Protective Life Insurance Company	36	—	—	39	72	—	7	—	—
Net Assets	$12,108	$17,266	$5,040	$36,756	$28,897	$3,039	$20,395	$2,106	$423
Units Outstanding	445,233	457,752	507,410	1,158,447	1,053,478	280,354	781,264	95,306	28,780
Shares Owned in each Portfolio	2,291,237	437,126	91,830	1,920,404	1,151,855	529,396	1,081,766	106,617	34,724
Fair Value per Share	$5.30	$39.50	$54.88	$19.16	$25.15	$5.74	$18.86	$19.75	$12.17
Investment in Portfolio shares, at Cost	$11,424	$12,786	$3,462	$23,663	$21,028	$1,975	$14,818	$1,915	$410

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2014
($ in thousands, except Fair Value per Share)

	Invesco Variable Insurance Funds			The Universal Institutional Funds, Inc.			Lord Abbett Series Fund, Inc.
	Invesco VI Government Securities II	Invesco VI International Growth II	Invesco VI Global Real Estate II	Invesco VI Small Cap Equity II	UIF Global Real Estate II	Lord Abbett Growth & Income VC	Lord Abbett Bond Debenture VC	Lord Abbett Mid Cap Stock VC	Lord Abbett Growth Opportunities VC
Assets
Investments in subaccounts at fair value	$4,759	$4,024	$424	$857	$609	$17,763	$16,835	$17,111	$3,585
Receivable from Protective Life Insurance Company	—	—	—	—	—	—	—	—	—
Total Assets	4,759	4,024	424	857	609	17,763	16,835	17,111	3,585
Liabilities
Payable to Protective Life Insurance Company	13	—	—	—	—	23	11	27	—
Net Assets	$4,746	$4,024	$424	$857	$609	$17,740	$16,824	$17,084	$3,585
Units Outstanding	427,962	333,785	31,814	60,536	43,917	858,779	654,320	692,366	119,382
Shares Owned in each Portfolio	408,890	116,922	25,229	37,329	57,572	499,805	1,415,922	657,606	277,706
Fair Value per Share	$11.64	$34.42	$16.79	$22.97	$10.57	$35.54	$11.89	$26.02	$12.91
Investment in Portfolio shares, at Cost	$4,766	$3,814	$396	$846	$467	$11,795	$16,589	$12,501	$3,796

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2014
($ in thousands, except Fair Value per Share)

	Lord Abbett Series Fund, Inc.				Fidelity Variable Insurance Products
	Lord Abbett Calibrated Dividend Growth VC	Lord Abbett International Opportunities VC	Lord Abbett Classic Stock VC	Lord Abbett Series Fundamental Equity VC	Fidelity Index 500 Portfolio SC	Fidelity Growth Portfolio SC	Fidelity Contrafund Portfolio SC	Fidelity Mid Cap SC	Fidelity Equity Income SC	Fidelity Investment Grade Bonds SC
Assets
Investments in subaccounts at fair value	$10,219	$1,153	$704	$2,521	$8,581	$1,725	$21,513	$10,379	$2,386	$2,970
Receivable from Protective Life Insurance Company	—	—	—	—	—	—	—	—	—	—
Total Assets	10,219	1,153	704	2,521	8,581	1,725	21,513	10,379	2,386	2,970
Liabilities
Payable to Protective Life Insurance Company	6	—	—	—	21	2	—	—	—	—
Net Assets	$10,213	$1,153	$704	$2,521	$8,560	$1,723	$21,513	$10,379	$2,386	$2,970
Units Outstanding	345,195	91,167	44,685	131,193	430,654	105,810	776,192	338,317	118,170	181,228
Shares Owned in each Portfolio	657,169	142,849	49,727	135,473	41,357	27,237	577,851	277,224	98,671	234,575
Fair Value per Share	$15.55	$8.07	$14.15	$18.61	$207.49	$63.32	$37.23	$37.44	$24.18	$12.66
Investment in Portfolio shares, at Cost	$9,347	$1,154	$581	$2,564	$6,001	$860	$14,973	$8,606	$2,331	$2,929

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2014
($ in thousands, except Fair Value per Share)

	Fidelity Variable Insurance Products		Franklin Templeton Variable Insurance Products Trust
	Fidelity Freedom Fund - 2015 Maturity SC	Fidelity Freedom Fund - 2020 Maturity SC	Franklin Flex Cap Growth VIP CL 2	Franklin Income VIP CL 2	Franklin Rising Dividend VIP CL 2	Franklin Small-Mid Cap Growth VIP CL 2	Franklin Small Cap Value VIP CL 2	Franklin US Government Securities VIP CL 2	Templeton Growth VIP CL 2
Assets
Investments in subaccounts at fair value	$401	$625	$2,925	$16,593	$13,725	$3,424	$2,230	$7,557	$13,449
Receivable from Protective Life Insurance Company	—	—	—	—	—	—	—	—	—
Total Assets	401	625	2,925	16,593	13,725	3,424	2,230	7,557	13,449
Liabilities
Payable to Protective Life Insurance Company	—	—	—	1	3	—	—	—	—
Net Assets	$401	$625	$2,925	$16,592	$13,722	$3,424	$2,230	$7,557	$13,449
Units Outstanding	27,659	43,338	167,488	950,024	737,519	185,923	109,125	564,455	978,812
Shares Owned in each Portfolio	31,950	49,081	176,099	1,037,034	472,285	145,350	99,899	593,618	920,511
Fair Value per Share	$12.56	$12.74	$16.61	$16.00	$29.06	$23.56	$22.32	$12.73	$14.61
Investment in Portfolio shares, at Cost	$327	$471	$2,279	$15,639	$9,223	$2,951	$1,755	$7,665	$11,447

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2014
($ in thousands, except Fair Value per Share)

	Franklin Templeton Variable Insurance Products Trust			Legg Mason Partners Variable Equity Trust			PIMCO Variable Insurance Trust
	Templeton Foreign VIP CL 2	Templeton Global Bond VIP Fund CL 2	Templeton Developing Markets VIP CL 2	Franklin Mutual Shares VIP CL 2	ClearBridge Variable Mid Cap Core II	ClearBridge Variable Small Cap Growth II	PIMCO VIT Long-Term US Government Advisor	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor
Assets
Investments in subaccounts at fair value	$7,740	$7,941	$203	$29,903	$800	$665	$156	$989	$2,277
Receivable from Protective Life Insurance Company	—	—	—	—	—	—	—	—	—
Total Assets	7,740	7,941	203	29,903	800	665	156	989	2,277
Liabilities
Payable to Protective Life Insurance Company	—	2	—	3	—	—	—	—	—
Net Assets	$7,740	$7,939	$203	$29,900	$800	$665	$156	$989	$2,277
Units Outstanding	576,363	432,918	22,361	1,886,861	37,611	27,465	10,298	86,633	183,444
Shares Owned in each Portfolio	514,308	441,436	22,081	1,323,150	42,901	30,532	12,914	93,465	177,732
Fair Value per Share	$15.05	$17.99	$9.20	$22.60	$18.65	$21.78	$12.05	$10.58	$12.81
Investment in Portfolio shares, at Cost	$7,707	$7,931	$217	$22,998	$707	$624	$156	$989	$2,416
The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2014
($ in thousands, except Fair Value per Share)

	PIMCO Variable Insurance Trust			Royce Capital Fund
	PIMCO VIT Short-Term Advisor	PIMCO VIT Total Return Advisor	PIMCO VIT All Asset Advisor	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC
Assets
Investments in subaccounts at fair value	$506	$10,110	$170	$706	$2,010
Receivable from Protective Life Insurance Company	—	—	—	—	—
Total Assets	506	10,110	170	706	2,010
Liabilities
Payable to Protective Life Insurance Company	—	—	—	—	—
Net Assets	$506	$10,110	$170	$706	$2,010
Units Outstanding	47,410	807,175	15,660	46,693	108,093
Shares Owned in each Portfolio	49,319	902,675	16,282	62,857	161,541
Fair Value per Share	$10.26	$11.20	$10.47	$11.23	$12.44
Investment in Portfolio shares, at Cost	$506	$10,170	$183	$719	$1,853

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2014
($ in thousands)

	Goldman Sachs Variable Insurance Trust
	Goldman Sachs Large Cap Value	Goldman Sachs Strategic International Equity	Goldman Sachs US Equity Insights	Goldman Sachs Small Cap Equity Insights	Goldman Sachs Strategic Growth	Goldman Sachs Mid Cap Value	Goldman Sachs Strategic Growth SC	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Strategic International Equity SC	Goldman Sachs Small Cap Equity Insights SC
Investment Income
Dividend income	$196	$268	$146	$56	$41	$30	$3	$27	$51	$2
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investment shares	67	(94)	289	4	98	19	1	6	—	—
Capital gain distributions	2,594	—	465	1,051	2,118	502	458	449	—	60
Net realized gain (loss) on investments	2,661	(94)	754	1,055	2,216	521	459	455	—	60
Net unrealized appreciation (depreciation) on investments	(1,158)	(722)	676	(629)	(857)	(168)	(177)	(199)	(166)	(36)
Net realized and unrealized gain (loss) on investments	1,503	(816)	1,430	426	1,359	353	282	256	(166)	24
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,699	$(548)	$1,576	$482	$1,400	$383	$285	$283	$(115)	$26

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2014
($ in thousands)

	Goldman Sachs Variable Insurance Trust			Calvert Variable Series, Inc.	MFS Variable Insurance Trust
	Goldman Sachs US Equity Insights SC	Goldman Sachs VIT Growth Opportunities SC	Goldman Sachs Mid Cap Value SC	Calvert VP SRI Balanced	MFS Growth Series IC	MFS Research IC	MFS Investors Trust IC	MFS Total Return IC	MFS New Discovery IC	MFS Utilities IC
Investment Income
Dividend income	$2	$—	$11	$1	$9	$69	$76	$343	$—	$106
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investment shares	1	3	—	—	(1)	35	—	37	—	12
Capital gain distributions	6	289	238	4	584	627	619	477	949	187
Net realized gain (loss) on investments	7	292	238	4	583	662	619	514	949	199
Net unrealized appreciation (depreciation) on investments	12	(135)	(87)	1	166	77	163	644	(1,302)	290
Net realized and unrealized gain (loss) on investments	19	157	151	5	749	739	782	1,158	(353)	489
Net Increase (Decrease) in Net Assets Resulting from Operations	$21	$157	$162	$6	$758	$808	$858	$1,501	$(353)	$595

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2014
($ in thousands)

	MFS Variable Insurance Trust			MFS Variable Insurance Trust II		Oppenheimer Variable Account Funds
	MFS Investors Growth Stock IC	MFS VIT Research Bond SC	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC	MFS VIT II International Value SC	Oppenheimer Money Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Main Street Fund/VA
Investment Income
Dividend income	$19	$202	$104	$1	$50	$1	$—	$47	$75
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investment shares	2	—	—	—	—	—	(4)	218	218
Capital gain distributions	200	—	244	—	—	—	—	256	182
Net realized gain (loss) on investments	202	—	244	—	—	—	(4)	474	400
Net unrealized appreciation (depreciation) on investments	169	138	423	(29)	(43)	(1)	226	995	448
Net realized and unrealized gain (loss) on investments	371	138	667	(29)	(43)	(1)	222	1,469	848
Net Increase (Decrease) in Net Assets Resulting from Operations	$390	$340	$771	$(28)	$7	$—	$222	$1,516	$923

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2014
($ in thousands)

	Oppenheimer Variable Account Funds		Invesco Variable Insurance Funds
	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Global Fund/VA	Invesco VI American Franchise I	Invesco VI Comstock I	Invesco VI Growth & Income I	Invesco VI Mid-Cap Growth II	Invesco VI Equity and Income II	Invesco VI American Value II	Invesco VI Balanced Risk Allocation II
Investment Income
Dividend income	$516	$189	$2	$479	$496	$—	$310	$4	$—
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investment shares	4	6	99	89	23	2	4	—	—
Capital gain distributions	—	771	—	—	3,225	—	957	148	23
Net realized gain (loss) on investments	4	777	99	89	3,248	2	961	148	23
Net unrealized appreciation (depreciation) on investments	(180)	(574)	300	2,626	(1,060)	217	366	(5)	—
Net realized and unrealized gain (loss) on investments	(176)	203	399	2,715	2,188	219	1,327	143	23
Net Increase (Decrease) in Net Assets Resulting from Operations	$340	$392	$401	$3,194	$2,684	$219	$1,637	$147	$23

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2014
($ in thousands)

	Invesco Variable Insurance Funds				The Universal Institutional Funds, Inc.	Lord Abbett Series Fund, Inc.
	Invesco VI Government Securities II	Invesco VI International Growth II	Invesco VI Global Real Estate II	Invesco VI Small Cap Equity II	UIF Global Real Estate II	Lord Abbett Growth & Income VC	Lord Abbett Bond Debenture VC	Lord Abbett Mid Cap Stock VC	Lord Abbett Growth Opportunities VC
Investment Income
Dividend income	$141	$50	$6	$—	$4	$122	$802	$73	$—
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investment shares	1	1	—	—	11	172	3	162	6
Capital gain distributions	—	—	—	64	—	—	446	—	747
Net realized gain (loss) on investments	1	1	—	64	11	172	449	162	753
Net unrealized appreciation (depreciation) on investments	37	(78)	33	(33)	65	995	(569)	1,570	(542)
Net realized and unrealized gain (loss) on investments	38	(77)	33	31	76	1,167	(120)	1,732	211
Net Increase (Decrease) in Net Assets Resulting from Operations	$179	$(27)	$39	$31	$80	$1,289	$682	$1,805	$211

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2014
($ in thousands)

	Lord Abbett Series Fund, Inc.				Fidelity Variable Insurance Products
	Lord Abbett Calibrated Dividend Growth VC	Lord Abbett International Opportunities VC	Lord Abbett Classic Stock VC	Lord Abbett Series Fundamental Equity VC	Fidelity Index 500 Portfolio SC	Fidelity Growth Portfolio SC	Fidelity Contrafund Portfolio SC	Fidelity Mid Cap SC	Fidelity Equity Income SC	Fidelity Investment Grade Bonds SC
Investment Income
Dividend income	$170	$16	$5	$11	$132	$2	$180	$16	$65	$64
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investment shares	29	—	—	—	2	26	70	—	20	3
Capital gain distributions	1,327	162	82	431	8	—	421	214	33	1
Net realized gain (loss) on investments	1,356	162	82	431	10	26	491	214	53	4
Net unrealized appreciation (depreciation) on investments	(434)	(249)	(30)	(286)	824	145	1,634	353	86	83
Net realized and unrealized gain (loss) on investments	922	(87)	52	145	834	171	2,125	567	139	87
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,092	$(71)	$57	$156	$966	$173	$2,305	$583	$204	$151

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2014
($ in thousands)

	Fidelity Variable Insurance Products		Franklin Templeton Variable Insurance Products Trust
	Fidelity Freedom Fund - 2015 Maturity SC	Fidelity Freedom Fund - 2020 Maturity SC	Franklin Flex Cap Growth VIP CL 2	Franklin Income VIP CL 2	Franklin Rising Dividend VIP CL 2	Franklin Small-Mid Cap Growth VIP CL 2	Franklin Small Cap Value VIP CL 2	Franklin US Government Securities VIP CL 2	Templeton Growth VIP CL 2
Investment Income
Dividend income	$6	$10	$—	$831	$164	$—	$12	$171	$182
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investment shares	—	—	2	2	—	(1)	—	—	1
Capital gain distributions	6	10	375	—	242	616	148	—	—
Net realized gain (loss) on investments	6	10	377	2	242	615	148	—	1
Net unrealized appreciation (depreciation) on investments	5	7	(201)	(102)	681	(381)	(135)	42	(576)
Net realized and unrealized gain (loss) on investments	11	17	176	(100)	923	234	13	42	(575)
Net Increase (Decrease) in Net Assets Resulting from Operations	$17	$27	$176	$731	$1,087	$234	$25	$213	$(393)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2014
($ in thousands)

	Franklin Templeton Variable Insurance Products Trust				Legg Mason Partners Variable Equity Trust		PIMCO Variable Insurance Trust
	Templeton Foreign VIP CL 2	Templeton Global Bond VIP Fund CL 2	Templeton Developing Markets VIP CL 2	Franklin Mutual Shares VIP CL 2	ClearBridge Variable Mid Cap Core II	ClearBridge Variable Small Cap Growth II	PIMCO VIT Long-Term US Government Advisor	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor
Investment Income
Dividend income	$152	$367	$2	$585	$1	$—	$3	$9	$26
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investment shares	—	(1)	—	11	—	(2)	(12)	—	—
Capital gain distributions	—	—	—	152	56	68	—	—	—
Net realized gain (loss) on investments	—	(1)	—	163	56	66	(12)	—	—
Net unrealized appreciation (depreciation) on investments	(1,109)	(249)	(15)	1,196	(7)	(38)	41	(2)	23
Net realized and unrealized gain (loss) on investments	(1,109)	(250)	(15)	1,359	49	28	29	(2)	23
Net Increase (Decrease) in Net Assets Resulting from Operations	$(957)	$117	$(13)	$1,944	$50	$28	$32	$7	$49

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2014
($ in thousands)

	PIMCO Variable Insurance Trust			Royce Capital Fund
	PIMCO VIT Short-Term Advisor	PIMCO VIT Total Return Advisor	PIMCO VIT All Asset Advisor	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC
Investment Income
Dividend income	$4	$200	$8	$—	$—
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investment shares	1	—	—	1	—
Capital gain distributions	1	—	—	56	233
Net realized gain (loss) on investments	2	—	—	57	233
Net unrealized appreciation (depreciation) on investments	(1)	166	(10)	(79)	(168)
Net realized and unrealized gain (loss) on investments	1	166	(10)	(22)	65
Net Increase (Decrease) in Net Assets Resulting from Operations	$5	$366	$(2)	$(22)	$65

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2014
($ in thousands)

	Goldman Sachs Variable Insurance Trust
	Goldman Sachs Large Cap Value	Goldman Sachs Strategic International Equity	Goldman Sachs US Equity Insights	Goldman Sachs Small Cap Equity Insights	Goldman Sachs Strategic Growth	Goldman Sachs Mid Cap Value	Goldman Sachs Strategic Growth SC	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Strategic International Equity SC	Goldman Sachs Small Cap Equity Insights SC
From Operations
Net investment income (loss)	$196	$268	$146	$56	$41	$30	$3	$27	$51	$2
Net realized gain (loss) on investments	2,661	(94)	754	1,055	2,216	521	459	455	—	60
Net unrealized appreciation (depreciation) on investments	(1,158)	(722)	676	(629)	(857)	(168)	(177)	(199)	(166)	(36)
Net increase (decrease) in net assets resulting from operations	1,699	(548)	1,576	482	1,400	383	285	283	(115)	26
From Variable Life Policy Transactions
Policy owners' net payments	647	425	412	400	565	125	237	175	135	32
Mortality and expense risk charges	(72)	(34)	(30)	(27)	(40)	(21)	(8)	(9)	(4)	(2)
Cost of insurance and administrative charges	(500)	(317)	(384)	(261)	(450)	(102)	(92)	(81)	(60)	(18)
Surrenders	(421)	(341)	(339)	(212)	(399)	(178)	(64)	(60)	(20)	(5)
Death benefits	(328)	(60)	(235)	(55)	(158)	(17)	—	—	—	(3)
Net policy loan repayments (withdrawals)	(64)	(51)	(36)	(21)	(92)	(33)	(10)	(13)	(4)	(3)
Transfer (to) from other portfolios	(220)	126	(288)	(17)	(241)	(36)	75	(59)	126	—
Net increase (decrease) in net assets resulting from variable life policy transactions	(958)	(252)	(900)	(193)	(815)	(262)	138	(47)	173	1
Total increase (decrease) in net assets	741	(800)	676	289	585	121	423	236	58	27
Net Assets
Beginning of period	13,579	7,577	10,147	7,170	10,766	2,966	2,046	2,250	1,353	395
End of period	$14,320	$6,777	$10,823	$7,459	$11,351	$3,087	$2,469	$2,486	$1,411	$422

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2014
($ in thousands)

	Goldman Sachs Variable Insurance Trust			Calvert Variable Series, Inc.	MFS Variable Insurance Trust
	Goldman Sachs US Equity Insights SC	Goldman Sachs VIT Growth Opportunities SC	Goldman Sachs Mid Cap Value SC	Calvert VP SRI Balanced	MFS Growth Series IC	MFS Research IC	MFS Investors Trust IC	MFS Total Return IC	MFS New Discovery IC	MFS Utilities IC
From Operations
Net investment income (loss)	$2	$—	$11	$1	$9	$69	$76	$343	$—	$106
Net realized gain (loss) on investments	7	292	238	4	583	662	619	514	949	199
Net unrealized appreciation (depreciation) on investments	12	(135)	(87)	1	166	77	163	644	(1,302)	290
Net increase (decrease) in net assets resulting from operations	21	157	162	6	758	808	858	1,501	(353)	595
From Variable Life Policy Transactions
Policy owners' net payments	5	151	96	—	697	570	485	873	346	275
Mortality and expense risk charges	(1)	(4)	(3)	—	(25)	(19)	(24)	(94)	(13)	(22)
Cost of insurance and administrative charges	(3)	(58)	(43)	(2)	(389)	(389)	(330)	(656)	(167)	(207)
Surrenders	—	(68)	(12)	(1)	(259)	(166)	(202)	(578)	(201)	(199)
Death benefits	—	(13)	(8)	(14)	(39)	(105)	(187)	(321)	(11)	(5)
Net policy loan repayments (withdrawals)	—	(19)	(4)	—	(82)	(144)	(47)	(60)	(29)	(12)
Transfer (to) from other portfolios	(6)	16	243	—	953	57	950	515	220	199
Net increase (decrease) in net assets resulting from variable life policy transactions	(5)	5	269	(17)	856	(196)	645	(321)	145	29
Total increase (decrease) in net assets	16	162	431	(11)	1,614	612	1,503	1,180	(208)	624
Net Assets
Beginning of period	133	1,369	1,089	70	7,877	8,034	7,353	17,666	4,933	4,626
End of period	$149	$1,531	$1,520	$59	$9,491	$8,646	$8,856	$18,846	$4,725	$5,250

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2014
($ in thousands)

	MFS Variable Insurance Trust			MFS Variable Insurance Trust II		Oppenheimer Variable Account Funds
	MFS Investors Growth Stock IC	MFS VIT Research Bond SC	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC	MFS VIT II International Value SC	Oppenheimer Money Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Main Street Fund/VA
From Operations
Net investment income (loss)	$19	$202	$104	$1	$50	$1	$—	$47	$75
Net realized gain (loss) on investments	202	—	244	—	—	—	(4)	474	400
Net unrealized appreciation (depreciation) on investments	169	138	423	(29)	(43)	(1)	226	995	448
Net increase (decrease) in net assets resulting from operations	390	340	771	(28)	7	—	222	1,516	923
From Variable Life Policy Transactions
Policy owners' net payments	184	805	819	40	335	858	264	557	368
Mortality and expense risk charges	(8)	(31)	(27)	(1)	(11)	(26)	(8)	(28)	(27)
Cost of insurance and administrative charges	(117)	(330)	(315)	(13)	(134)	(575)	(192)	(409)	(305)
Surrenders	(170)	(81)	(146)	—	(9)	(580)	(118)	(375)	(379)
Death benefits	(26)	—	(25)	(1)	—	(16)	(29)	(98)	(231)
Net policy loan repayments (withdrawals)	(14)	(4)	(50)	—	(4)	105	(39)	(120)	(37)
Transfer (to) from other portfolios	415	3,336	1,506	152	1,840	376	(130)	(447)	(111)
Net increase (decrease) in net assets resulting from variable life policy transactions	264	3,695	1,762	177	2,017	142	(252)	(920)	(722)
Total increase (decrease) in net assets	654	4,035	2,533	149	2,024	142	(30)	596	201
Net Assets
Beginning of period	3,178	4,790	6,384	208	1,413	6,945	4,065	10,365	9,023
End of period	$3,832	$8,825	$8,917	$357	$3,437	$7,087	$4,035	$10,961	$9,224

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2014
($ in thousands)

	Oppenheimer Variable Account Funds		Invesco Variable Insurance Funds
	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Global Fund/VA	Invesco VI American Franchise I	Invesco VI Comstock I	Invesco VI Growth & Income I	Invesco VI Mid-Cap Growth II	Invesco VI Equity and Income II	Invesco VI American Value II	Invesco VI Balanced Risk Allocation II
From Operations
Net investment income (loss)	$516	$189	$2	$479	$496	$—	$310	$4	$—
Net realized gain (loss) on investments	4	777	99	89	3,248	2	961	148	23
Net unrealized appreciation (depreciation) on investments	(180)	(574)	300	2,626	(1,060)	217	366	(5)	—
Net increase (decrease) in net assets resulting from operations	340	392	401	3,194	2,684	219	1,637	147	23
From Variable Life Policy Transactions
Policy owners' net payments	845	1,275	259	1,874	1,563	212	1,140	192	22
Mortality and expense risk charges	(51)	(74)	(11)	(184)	(119)	(13)	(117)	(8)	(2)
Cost of insurance and administrative charges	(519)	(620)	(169)	(1,205)	(921)	(104)	(673)	(78)	(15)
Surrenders	(582)	(423)	(202)	(980)	(679)	(91)	(396)	(11)	(7)
Death benefits	(198)	(119)	—	(355)	(407)	—	(162)	(5)	—
Net policy loan repayments (withdrawals)	(94)	(148)	4	(235)	(156)	(21)	(198)	(3)	—
Transfer (to) from other portfolios	491	98	(83)	356	937	93	739	761	84
Net increase (decrease) in net assets resulting from variable life policy transactions	(108)	(11)	(202)	(729)	218	76	333	848	82
Total increase (decrease) in net assets	232	381	199	2,465	2,902	295	1,970	995	105
Net Assets
Beginning of period	11,876	16,885	4,841	34,291	25,995	2,744	18,425	1,111	318
End of period	$12,108	$17,266	$5,040	$36,756	$28,897	$3,039	$20,395	$2,106	$423

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2014
($ in thousands)

	Invesco Variable Insurance Funds				The Universal Institutional Funds, Inc.	Lord Abbett Series Fund, Inc.
	Invesco VI Government Securities II	Invesco VI International Growth II	Invesco VI Global Real Estate II	Invesco VI Small Cap Equity II	UIF Global Real Estate II	Lord Abbett Growth & Income VC	Lord Abbett Bond Debenture VC	Lord Abbett Mid Cap Stock VC	Lord Abbett Growth Opportunities VC
From Operations
Net investment income (loss)	$141	$50	$6	$—	$4	$122	$802	$73	$—
Net realized gain (loss) on investments	1	1	—	64	11	172	449	162	753
Net unrealized appreciation (depreciation) on investments	37	(78)	33	(33)	65	995	(569)	1,570	(542)
Net increase (decrease) in net assets resulting from operations	179	(27)	39	31	80	1,289	682	1,805	211
From Variable Life Policy Transactions
Policy owners' net payments	337	427	48	106	35	661	822	854	184
Mortality and expense risk charges	(33)	(14)	(2)	(3)	(2)	(89)	(82)	(93)	(23)
Cost of insurance and administrative charges	(199)	(155)	(16)	(38)	(18)	(561)	(571)	(578)	(127)
Surrenders	(125)	(46)	—	(3)	(22)	(614)	(495)	(589)	(156)
Death benefits	(79)	(3)	—	—	(3)	(325)	(293)	(208)	(18)
Net policy loan repayments (withdrawals)	(16)	(21)	—	(2)	—	(48)	(90)	(65)	(36)
Transfer (to) from other portfolios	209	1,478	161	421	(30)	(285)	1,386	(57)	(14)
Net increase (decrease) in net assets resulting from variable life policy transactions	94	1,666	191	481	(40)	(1,261)	677	(736)	(190)
Total increase (decrease) in net assets	273	1,639	230	512	40	28	1,359	1,069	21
Net Assets
Beginning of period	4,473	2,385	194	345	569	17,712	15,465	16,015	3,564
End of period	$4,746	$4,024	$424	$857	$609	$17,740	$16,824	$17,084	$3,585

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2014
($ in thousands)

	Lord Abbett Series Fund, Inc.				Fidelity Variable Insurance Products
	Lord Abbett Calibrated Dividend Growth VC	Lord Abbett International Opportunities VC	Lord Abbett Classic Stock VC	Lord Abbett Series Fundamental Equity VC	Fidelity Index 500 Portfolio SC	Fidelity Growth Portfolio SC	Fidelity Contrafund Portfolio SC	Fidelity Mid Cap SC	Fidelity Equity Income SC	Fidelity Investment Grade Bonds SC
From Operations
Net investment income (loss)	$170	$16	$5	$11	$132	$2	$180	$16	$65	$64
Net realized gain (loss) on investments	1,356	162	82	431	10	26	491	214	53	4
Net unrealized appreciation (depreciation) on investments	(434)	(249)	(30)	(286)	824	145	1,634	353	86	83
Net increase (decrease) in net assets resulting from operations	1,092	(71)	57	156	966	173	2,305	583	204	151
From Variable Life Policy Transactions
Policy owners' net payments	438	85	54	194	595	86	1,313	911	140	154
Mortality and expense risk charges	(68)	(4)	(2)	(7)	(31)	(8)	(116)	(46)	(16)	(15)
Cost of insurance and administrative charges	(335)	(37)	(29)	(76)	(316)	(77)	(726)	(370)	(107)	(108)
Surrenders	(327)	(49)	(11)	(20)	(240)	(35)	(685)	(314)	(115)	(114)
Death benefits	(197)	—	(4)	(2)	(64)	—	(186)	(79)	(86)	(1)
Net policy loan repayments (withdrawals)	(40)	(2)	(4)	2	(89)	(1)	(186)	(63)	(17)	(4)
Transfer (to) from other portfolios	(56)	157	46	441	1,193	(1)	195	1,142	15	326
Net increase (decrease) in net assets resulting from variable life policy transactions	(585)	150	50	532	1,048	(36)	(391)	1,181	(186)	238
Total increase (decrease) in net assets	507	79	107	688	2,014	137	1,914	1,764	18	389
Net Assets
Beginning of period	9,706	1,074	597	1,833	6,546	1,586	19,599	8,615	2,368	2,581
End of period	$10,213	$1,153	$704	$2,521	$8,560	$1,723	$21,513	$10,379	$2,386	$2,970

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2014
($ in thousands)

	Fidelity Variable Insurance Products		Franklin Templeton Variable Insurance Products Trust
	Fidelity Freedom Fund - 2015 Maturity SC	Fidelity Freedom Fund - 2020 Maturity SC	Franklin Flex Cap Growth VIP CL 2	Franklin Income VIP CL 2	Franklin Rising Dividend VIP CL 2	Franklin Small-Mid Cap Growth VIP CL 2	Franklin Small Cap Value VIP CL 2	Franklin US Government Securities VIP CL 2	Templeton Growth VIP CL 2
From Operations
Net investment income (loss)	$6	$10	$—	$831	$164	$—	$12	$171	$182
Net realized gain (loss) on investments	6	10	377	2	242	615	148	—	1
Net unrealized appreciation (depreciation) on investments	5	7	(201)	(102)	681	(381)	(135)	42	(576)
Net increase (decrease) in net assets resulting from operations	17	27	176	731	1,087	234	25	213	(393)
From Variable Life Policy Transactions
Policy owners' net payments	16	20	187	955	907	238	186	553	1,113
Mortality and expense risk charges	(3)	(3)	(10)	(101)	(59)	(17)	(6)	(32)	(81)
Cost of insurance and administrative charges	(10)	(16)	(90)	(620)	(469)	(120)	(73)	(280)	(529)
Surrenders	—	(1)	(45)	(333)	(263)	(192)	(24)	(169)	(207)
Death benefits	—	—	(7)	(125)	(15)	—	(25)	(23)	(84)
Net policy loan repayments (withdrawals)	—	(10)	(20)	(70)	(49)	(10)	(13)	(32)	(54)
Transfer (to) from other portfolios	29	43	383	567	1,180	214	297	1,686	601
Net increase (decrease) in net assets resulting from variable life policy transactions	32	33	398	273	1,232	113	342	1,703	759
Total increase (decrease) in net assets	49	60	574	1,004	2,319	347	367	1,916	366
Net Assets
Beginning of period	352	565	2,351	15,588	11,403	3,077	1,863	5,641	13,083
End of period	$401	$625	$2,925	$16,592	$13,722	$3,424	$2,230	$7,557	$13,449
The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2014
($ in thousands)

	Franklin Templeton Variable Insurance Products Trust				Legg Mason Partners Variable Equity Trust		PIMCO Variable Insurance Trust
	Templeton Foreign VIP CL 2	Templeton Global Bond VIP Fund CL 2	Templeton Developing Markets VIP CL 2	Franklin Mutual Shares VIP CL 2	ClearBridge Variable Mid Cap Core II	ClearBridge Variable Small Cap Growth II	PIMCO VIT Long-Term US Government Advisor	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor
From Operations
Net investment income (loss)	$152	$367	$2	$585	$1	$—	$3	$9	$26
Net realized gain (loss) on investments	—	(1)	—	163	56	66	(12)	—	—
Net unrealized appreciation (depreciation) on investments	(1,109)	(249)	(15)	1,196	(7)	(38)	41	(2)	23
Net increase (decrease) in net assets resulting from operations	(957)	117	(13)	1,944	50	28	32	7	49
From Variable Life Policy Transactions
Policy owners' net payments	628	514	24	2,258	78	72	8	57	149
Mortality and expense risk charges	(43)	(36)	(1)	(156)	(2)	(2)	—	(4)	(7)
Cost of insurance and administrative charges	(295)	(269)	(9)	(1,106)	(24)	(13)	(7)	(31)	(72)
Surrenders	(146)	(143)	—	(620)	(1)	(1)	—	(11)	(20)
Death benefits	(17)	(16)	(4)	(117)	—	(5)	—	—	—
Net policy loan repayments (withdrawals)	(45)	(19)	—	(142)	—	(13)	—	(1)	(5)
Transfer (to) from other portfolios	526	1,275	132	1,374	174	222	(73)	124	403
Net increase (decrease) in net assets resulting from variable life policy transactions	608	1,306	142	1,491	225	260	(72)	134	448
Total increase (decrease) in net assets	(349)	1,423	129	3,435	275	288	(40)	141	497
Net Assets
Beginning of period	8,089	6,516	74	26,465	525	377	196	848	1,780
End of period	$7,740	$7,939	$203	$29,900	$800	$665	$156	$989	$2,277

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2014
($ in thousands)

	PIMCO Variable Insurance Trust			Royce Capital Fund
	PIMCO VIT Short-Term Advisor	PIMCO VIT Total Return Advisor	PIMCO VIT All Asset Advisor	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC
From Operations
Net investment income (loss)	$4	$200	$8	$—	$—
Net realized gain (loss) on investments	2	—	—	57	233
Net unrealized appreciation (depreciation) on investments	(1)	166	(10)	(79)	(168)
Net increase (decrease) in net assets resulting from operations	5	366	(2)	(22)	65
From Variable Life Policy Transactions
Policy owners' net payments	42	923	5	50	214
Mortality and expense risk charges	(5)	(35)	(1)	(2)	(5)
Cost of insurance and administrative charges	(26)	(379)	(6)	(19)	(68)
Surrenders	(747)	(103)	—	(3)	(10)
Death benefits	—	(69)	—	—	(3)
Net policy loan repayments (withdrawals)	8	(80)	—	—	(5)
Transfer (to) from other portfolios	852	1,515	66	106	206
Net increase (decrease) in net assets resulting from variable life policy transactions	124	1,772	64	132	329
Total increase (decrease) in net assets	129	2,138	62	110	394
Net Assets
Beginning of period	377	7,972	108	596	1,616
End of period	$506	$10,110	$170	$706	$2,010

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2013
($ in thousands)

	Goldman Sachs Variable Insurance Trust
	Goldman Sachs Large Cap Value	Goldman Sachs Strategic International Equity	Goldman Sachs Structured US Equity	Goldman Sachs Structured Small Cap Equity	Goldman Sachs Strategic Growth	Goldman Sachs Mid Cap Value	Goldman Sachs Strategic Growth SC	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Strategic International Equity SC	Goldman Sachs Structured Small Cap Equity SC
From Operations
Net investment income (loss)	$154	$131	$104	$65	$40	$23	$3	$20	$20	$3
Net realized gain (loss) on investments	1,454	(219)	207	869	423	234	72	268	1	48
Net unrealized appreciation (depreciation) on investments	1,939	1,606	2,581	1,014	2,270	511	408	290	233	55
Net increase (decrease) in net assets resulting from operations	3,547	1,518	2,892	1,948	2,733	768	483	578	254	106
From Variable Life Policy Transactions
Policy owners' net payments	694	453	452	387	591	131	227	179	119	35
Mortality and expense risk charges	(77)	(36)	(30)	(33)	(42)	(20)	(7)	(9)	(4)	(2)
Cost of insurance and administrative charges	(521)	(341)	(388)	(287)	(452)	(110)	(84)	(81)	(58)	(21)
Surrenders	(462)	(448)	(513)	(251)	(606)	(104)	(40)	(26)	(29)	(4)
Death benefits	(119)	(20)	(112)	(24)	(84)	(46)	—	(83)	—	—
Net policy loan repayments (withdrawals)	(57)	(53)	(54)	(42)	(24)	(19)	(28)	(13)	(11)	(7)
Transfer (to) from other portfolios	(550)	(108)	(147)	(158)	(153)	(80)	18	(74)	49	(10)
Net increase (decrease) in net assets resulting from variable life policy transactions	(1,092)	(553)	(792)	(408)	(770)	(248)	86	(107)	66	(9)
Total increase (decrease) in net assets	2,455	965	2,100	1,540	1,963	520	569	471	320	97
Net Assets
Beginning of period	11,124	6,612	8,047	5,630	8,803	2,446	1,477	1,779	1,033	298
End of period	$13,579	$7,577	$10,147	$7,170	$10,766	$2,966	$2,046	$2,250	$1,353	$395

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2013
($ in thousands)

	Goldman Sachs Variable Insurance Trust			Calvert Variable Series, Inc.	MFS Variable Insurance Trust
	Goldman Sachs Structured US Equity SC	Goldman Sachs VIT Growth Opportunities SC	Goldman Sachs Mid Cap Value SC	Calvert VP SRI Balanced	MFS Growth Series IC	MFS Research IC	MFS Investors Trust IC	MFS Total Return IC	MFS New Discovery IC	MFS Utilities IC
From Operations
Net investment income (loss)	$1	$—	$6	$1	$16	$24	$70	$295	$—	$100
Net realized gain (loss) on investments	1	84	82	6	53	65	4	27	39	80
Net unrealized appreciation (depreciation) on investments	35	224	139	3	1,971	1,910	1,661	2,524	1,367	587
Net increase (decrease) in net assets resulting from operations	37	308	227	10	2,040	1,999	1,735	2,846	1,406	767
From Variable Life Policy Transactions
Policy owners' net payments	6	148	70	—	549	608	360	922	322	320
Mortality and expense risk charges	(1)	(3)	(1)	—	(19)	(18)	(18)	(100)	(12)	(20)
Cost of insurance and administrative charges	(3)	(54)	(32)	(2)	(321)	(372)	(276)	(669)	(170)	(197)
Surrenders	—	(8)	—	—	(230)	(419)	(289)	(540)	(132)	(104)
Death benefits	—	—	—	—	(19)	(14)	(37)	(217)	(5)	(13)
Net policy loan repayments (withdrawals)	—	(9)	(1)	—	(48)	(19)	30	(87)	(37)	(19)
Transfer (to) from other portfolios	(4)	107	232	—	708	—	575	422	275	262
Net increase (decrease) in net assets resulting from variable life policy transactions	(2)	181	268	(2)	620	(234)	345	(269)	241	229
Total increase (decrease) in net assets	35	489	495	8	2,660	1,765	2,080	2,577	1,647	996
Net Assets
Beginning of period	98	880	594	62	5,217	6,269	5,273	15,089	3,286	3,630
End of period	$133	$1,369	$1,089	$70	$7,877	$8,034	$7,353	$17,666	$4,933	$4,626

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2013
($ in thousands)

	MFS Variable Insurance Trust			MFS Variable Insurance Trust II		Oppenheimer Variable Account Funds
	MFS Investors Growth Stock IC	MFS VIT Research Bond SC	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC	MFS VIT II International Value SC	Oppenheimer Money Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Main Street Fund/VA
From Operations
Net investment income (loss)	$17	$42	$52	$2	$12	$1	$—	$90	$89
Net realized gain (loss) on investments	90	17	16	—	—	—	(13)	101	168
Net unrealized appreciation (depreciation) on investments	625	(88)	1,373	(1)	146	—	1,121	2,214	1,987
Net increase (decrease) in net assets resulting from operations	732	(29)	1,441	1	158	1	1,108	2,405	2,244
From Variable Life Policy Transactions
Policy owners' net payments	191	402	620	12	104	996	252	585	396
Mortality and expense risk charges	(8)	(15)	(17)	(1)	(3)	(28)	(9)	(29)	(30)
Cost of insurance and administrative charges	(112)	(177)	(234)	(5)	(51)	(562)	(193)	(400)	(311)
Surrenders	(121)	(25)	(61)	—	(3)	(1,333)	(161)	(597)	(480)
Death benefits	—	—	—	—	—	(2)	(9)	(7)	(150)
Net policy loan repayments (withdrawals)	(17)	(22)	(30)	—	—	(50)	(43)	(25)	(43)
Transfer (to) from other portfolios	112	2,277	1,196	175	1,053	1,904	(14)	160	137
Net increase (decrease) in net assets resulting from variable life policy transactions	45	2,440	1,474	181	1,100	925	(177)	(313)	(481)
Total increase (decrease) in net assets	777	2,411	2,915	182	1,258	926	931	2,092	1,763
Net Assets
Beginning of period	2,401	2,379	3,469	26	155	6,019	3,134	8,273	7,260
End of period	$3,178	$4,790	$6,384	$208	$1,413	$6,945	$4,065	$10,365	$9,023

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2013
($ in thousands)

	Oppenheimer Variable Account Funds		Invesco Variable Insurance Funds
	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Global Fund/VA	Invesco VI American Franchise	Invesco VI Comstock	Invesco VI Growth & Income	Invesco VI Mid-Cap Growth II	Invesco VI Equity and Income II	Invesco VI American Value II	Invesco VI Balanced Risk Allocation II
From Operations
Net investment income (loss)	$585	$206	$18	$514	$349	$5	$251	$5	$5
Net realized gain (loss) on investments	7	13	60	324	252	4	26	—	10
Net unrealized appreciation (depreciation) on investments	(607)	3,388	1,340	8,496	6,045	711	3,352	166	(10)
Net increase (decrease) in net assets resulting from operations	(15)	3,607	1,418	9,334	6,646	720	3,629	171	5
From Variable Life Policy Transactions
Policy owners' net payments	901	1,328	264	1,911	1,415	205	1,059	70	71
Mortality and expense risk charges	(54)	(72)	(14)	(187)	(118)	(12)	(117)	(3)	(2)
Cost of insurance and administrative charges	(547)	(643)	(169)	(1,248)	(888)	(98)	(672)	(34)	(13)
Surrenders	(829)	(469)	(119)	(1,093)	(877)	(76)	(488)	(16)	(50)
Death benefits	(244)	(62)	(12)	(215)	(196)	(8)	(100)	—	—
Net policy loan repayments (withdrawals)	(59)	(43)	(81)	(159)	(28)	(13)	(80)	(2)	(1)
Transfer (to) from other portfolios	980	(32)	(28)	(868)	624	92	592	642	(16)
Net increase (decrease) in net assets resulting from variable life policy transactions	148	7	(159)	(1,859)	(68)	90	194	657	(11)
Total increase (decrease) in net assets	133	3,614	1,259	7,475	6,578	810	3,823	828	(6)
Net Assets
Beginning of period	11,743	13,271	3,582	26,816	19,417	1,934	14,602	283	324
End of period	$11,876	$16,885	$4,841	$34,291	$25,995	$2,744	$18,425	$1,111	$318

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2013
($ in thousands)

	Invesco Variable Insurance Funds				The Universal Institutional Funds, Inc.	Lord Abbett Series Fund, Inc.
	Invesco VI Government Securities II	Invesco VI International Growth II	Invesco VI Global Real Estate II	Invesco VI Small Cap Equity II	UIF Global Real Estate II	Lord Abbett Growth & Income	Lord Abbett Bond Debenture	Lord Abbett Mid Cap Stock	Lord Abbett Growth Opportunities
From Operations
Net investment income (loss)	$145	$20	$6	$—	$19	$93	$762	$62	$—
Net realized gain (loss) on investments	(1)	—	—	2	4	71	307	69	606
Net unrealized appreciation (depreciation) on investments	(270)	282	(7)	44	(4)	4,802	93	3,734	411
Net increase (decrease) in net assets resulting from operations	(126)	302	(1)	46	19	4,966	1,162	3,865	1,017
From Variable Life Policy Transactions
Policy owners' net payments	343	212	13	31	57	732	792	871	192
Mortality and expense risk charges	(32)	(8)	—	—	(2)	(106)	(87)	(100)	(24)
Cost of insurance and administrative charges	(207)	(75)	(6)	(13)	(19)	(606)	(564)	(609)	(129)
Surrenders	(93)	(19)	—	(1)	(2)	(681)	(563)	(541)	(61)
Death benefits	(78)	(4)	—	—	(1)	(198)	(212)	(150)	(47)
Net policy loan repayments (withdrawals)	(48)	(3)	—	—	(2)	(72)	(41)	(59)	(5)
Transfer (to) from other portfolios	506	1,009	176	254	28	(839)	718	(438)	(251)
Net increase (decrease) in net assets resulting from variable life policy transactions	391	1,112	183	271	59	(1,770)	43	(1,026)	(325)
Total increase (decrease) in net assets	265	1,414	182	317	78	3,196	1,205	2,839	692
Net Assets
Beginning of period	4,208	971	12	28	491	14,516	14,260	13,176	2,872
End of period	$4,473	$2,385	$194	$345	$569	$17,712	$15,465	$16,015	$3,564

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2013
($ in thousands)

	Lord Abbett Series Fund, Inc.				Fidelity Variable Insurance Products
	Lord Abbett Calibrated Dividend Growth	Lord Abbett International Opportunities	Lord Abbett Classic Stock	Lord Abbett Series Fundamental Equity VC	Fidelity Index 500 Portfolio SC	Fidelity Growth Portfolio SC	Fidelity Contrafund Portfolio SC	Fidelity Mid Cap SC	Fidelity Equity Income SC	Fidelity Investment Grade Bonds SC
From Operations
Net investment income (loss)	$150	$18	$5	$4	$106	$3	$174	$32	$53	$60
Net realized gain (loss) on investments	1,047	91	59	210	58	44	20	976	177	32
Net unrealized appreciation (depreciation) on investments	1,009	146	71	202	1,309	395	4,439	1,125	320	(140)
Net increase (decrease) in net assets resulting from operations	2,206	255	135	416	1,473	442	4,633	2,133	550	(48)
From Variable Life Policy Transactions
Policy owners' net payments	457	78	40	148	456	82	1,312	712	141	166
Mortality and expense risk charges	(72)	(4)	(2)	(4)	(29)	(9)	(108)	(38)	(15)	(15)
Cost of insurance and administrative charges	(357)	(37)	(26)	(56)	(272)	(75)	(706)	(308)	(120)	(119)
Surrenders	(328)	(62)	(8)	(15)	(190)	(65)	(484)	(138)	(41)	(85)
Death benefits	(263)	(5)	—	—	(2)	(56)	(40)	(4)	(113)	(3)
Net policy loan repayments (withdrawals)	(14)	(3)	—	(6)	(16)	(42)	(22)	(14)	(25)	(6)
Transfer (to) from other portfolios	(42)	89	30	333	646	28	331	803	(54)	220
Net increase (decrease) in net assets resulting from variable life policy transactions	(619)	56	34	400	593	(137)	283	1,013	(227)	158
Total increase (decrease) in net assets	1,587	311	169	816	2,066	305	4,916	3,146	323	110
Net Assets
Beginning of period	8,119	763	428	1,017	4,480	1,281	14,683	5,469	2,045	2,471
End of period	$9,706	$1,074	$597	$1,833	$6,546	$1,586	$19,599	$8,615	$2,368	$2,581

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2013
($ in thousands)

	Fidelity Variable Insurance Products		Franklin Templeton Variable Insurance Products Trust
	Fidelity Freedom Fund - 2015 Maturity SC	Fidelity Freedom Fund - 2020 Maturity SC	Franklin Flex Cap Growth Securities	Franklin Income Securities	Franklin Rising Dividend Securities	Franklin Small-Mid Cap Growth Securities	Franklin Small Cap Value Securities CL 2	Franklin US Government Fund	Templeton Growth Securities
From Operations
Net investment income (loss)	$6	$9	$—	$863	$146	$—	$20	$139	$299
Net realized gain (loss) on investments	5	7	7	3	1	191	28	(1)	13
Net unrealized appreciation (depreciation) on investments	31	59	611	946	2,267	670	421	(246)	2,724
Net increase (decrease) in net assets resulting from operations	42	75	618	1,812	2,414	861	469	(108)	3,036
From Variable Life Policy Transactions
Policy owners' net payments	15	20	192	941	826	235	187	485	1,108
Mortality and expense risk charges	(2)	(2)	(9)	(89)	(48)	(16)	(4)	(23)	(70)
Cost of insurance and administrative charges	(10)	(15)	(81)	(591)	(413)	(114)	(67)	(233)	(528)
Surrenders	—	(10)	(14)	(258)	(162)	(82)	(15)	(296)	(149)
Death benefits	—	—	—	(15)	(13)	—	—	(2)	(33)
Net policy loan repayments (withdrawals)	—	—	(12)	(58)	(63)	(30)	(12)	(15)	(76)
Transfer (to) from other portfolios	4	23	126	1,358	1,270	1	121	1,322	105
Net increase (decrease) in net assets resulting from variable life policy transactions	7	16	202	1,288	1,397	(6)	210	1,238	357
Total increase (decrease) in net assets	49	91	820	3,100	3,811	855	679	1,130	3,393
Net Assets
Beginning of period	303	474	1,531	12,488	7,592	2,222	1,184	4,511	9,690
End of period	$352	$565	$2,351	$15,588	$11,403	$3,077	$1,863	$5,641	$13,083

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2013
($ in thousands)

	Franklin Templeton Variable Insurance Products Trust				Legg Mason Partners Variable Equity Trust		PIMCO Variable Insurance Trust
	Templeton Foreign Securities	Templeton Global Bond Securities Fund II	Templeton Developing Markets Sec CL2	Mutual Shares Securities	ClearBridge Variable Mid Cap Core II	ClearBridge Variable Small Cap Growth II	PIMCO VIT Long-Term US Government Advisor	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor
From Operations
Net investment income (loss)	$165	$282	$1	$493	$—	$—	$4	$9	$30
Net realized gain (loss) on investments	10	67	—	2	33	25	7	—	13
Net unrealized appreciation (depreciation) on investments	1,314	(256)	(1)	5,134	76	66	(40)	(10)	(197)
Net increase (decrease) in net assets resulting from operations	1,489	93	—	5,629	109	91	(29)	(1)	(154)
From Variable Life Policy Transactions
Policy owners' net payments	651	464	9	2,148	40	30	27	121	151
Mortality and expense risk charges	(40)	(30)	—	(132)	(1)	(1)	—	(2)	(5)
Cost of insurance and administrative charges	(299)	(236)	(3)	(1,045)	(13)	(7)	(8)	(25)	(65)
Surrenders	(82)	(79)	—	(253)	(1)	(1)	(4)	(1)	—
Death benefits	(13)	(4)	—	(176)	—	—	(11)	—	(19)
Net policy loan repayments (withdrawals)	(1)	(24)	—	(172)	(1)	—	(6)	—	(6)
Transfer (to) from other portfolios	231	852	54	1,080	202	147	(20)	241	531
Net increase (decrease) in net assets resulting from variable life policy transactions	447	943	60	1,450	226	168	(22)	334	587
Total increase (decrease) in net assets	1,936	1,036	60	7,079	335	259	(51)	333	433
Net Assets
Beginning of period	6,153	5,480	14	19,386	190	118	247	515	1,347
End of period	$8,089	$6,516	$74	$26,465	$525	$377	$196	$848	$1,780

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2013
($ in thousands)

	PIMCO Variable Insurance Trust			Royce Capital Fund
	PIMCO VIT Short-Term Advisor	PIMCO VIT Total Return Advisor	PIMCO VIT All Asset Advisor	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC
From Operations
Net investment income (loss)	$2	$148	$4	$2	$14
Net realized gain (loss) on investments	—	67	—	18	82
Net unrealized appreciation (depreciation) on investments	(1)	(362)	(4)	78	266
Net increase (decrease) in net assets resulting from operations	1	(147)	—	98	362
From Variable Life Policy Transactions
Policy owners' net payments	55	827	2	66	161
Mortality and expense risk charges	(1)	(27)	—	(2)	(3)
Cost of insurance and administrative charges	(12)	(326)	(3)	(17)	(51)
Surrenders	(1)	(101)	—	—	(2)
Death benefits	—	(5)	—	—	(1)
Net policy loan repayments (withdrawals)	(7)	(25)	—	2	(1)
Transfer (to) from other portfolios	60	1,839	106	37	303
Net increase (decrease) in net assets resulting from variable life policy transactions	94	2,182	105	86	406
Total increase (decrease) in net assets	95	2,035	105	184	768
Net Assets
Beginning of period	282	5,937	3	412	848
End of period	$377	$7,972	$108	$596	$1,616

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

1.  ORGANIZATION

The Protective Variable Life Separate Account ("Separate Account") was established by Protective Life Insurance Company ("Protective Life") under the provisions of Tennessee law and commenced operations on June 19, 1996. Protective Life is a wholly owned subsidiary of Protective Life Corporation ("PLC"). On February 1, 2015, PLC and its subsidiaries became wholly owned subsidiaries of The Dai-ichi Life Insurance Company, Limited, a kabushiki kaisha organized under the laws of Japan. The Separate Account is an investment account to which assets are allocated to support the benefits payable under flexible premium variable life insurance policies ("Policies") issued by Protective Life. The following is a list of each variable life product funded by the Separate Account:

Premiere I	Survivor
Executive	Provider
Premiere II	Preserver
Premiere II (2003)	Protector
Transitions	Premiere III
Single Premium Plus	Protective Investors Choice VUL

Protective Life has structured the Separate Account into a unit investment trust form registered with the U.S. Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. The Separate Account follows the accounting and reporting guidance in ASC Topic 946, "Financial Services — Investment Companies".

During the years ended December 31, 2014 and 2013, assets were invested in eighty subaccounts:

Subaccounts

Goldman Sachs Large Cap Value

Goldman Sachs Strategic International Equity

Goldman Sachs US Equity Insights(b)

Goldman Sachs Small Cap Equity Insights(b)

Goldman Sachs Strategic Growth

Goldman Sachs Mid Cap Value(a)

Goldman Sachs Strategic Growth SC

Goldman Sachs Large Cap Value Fund SC(a)

Goldman Sachs Strategic International Equity SC

Goldman Sachs Small Cap Equity Insights SC(b)

Goldman Sachs US Equity Insights SC(b)

Goldman Sachs VIT Growth Opportunities SC

Goldman Sachs Mid Cap Value SC

Calvert VP SRI Balanced(a)

MFS Growth Series IC

MFS Research IC

MFS Investors Trust IC

MFS Total Return IC

MFS New Discovery IC

MFS Utilities IC

MFS Investors Growth Stock IC

MFS VIT Research Bond SC

MFS VIT Value SC

MFS VIT II Emerging Markets Equity SC

MFS VIT II International Value SC

Oppenheimer Money Fund/VA

Oppenheimer Discovery Mid Cap Growth Fund/VA

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Main Street Fund/VA

Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Fund/VA

Invesco VI American Franchise I

Invesco VI Comstock I

Invesco VI Growth & Income I

Invesco VI Mid-Cap Growth II

Invesco VI Equity and Income II

Invesco VI American Value II

Invesco VI Balanced Risk Allocation II(a)

Invesco VI Government Securities II

Invesco VI International Growth II

Invesco VI Global Real Estate II

Invesco VI Small Cap Equity II

UIF Global Real Estate II(a)

Lord Abbett Growth & Income VC(a)

Lord Abbett Bond Debenture VC

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

1.  ORGANIZATION — (Continued)

Subaccounts — continued

Lord Abbett Mid Cap Stock VC

Lord Abbett Growth Opportunities VC

Lord Abbett Calibrated Dividend Growth VC

Lord Abbett International Opportunities VC(a)

Lord Abbett Classic Stock VC

Lord Abbett Series Fundamental Equity VC

Fidelity Index 500 Portfolio SC

Fidelity Growth Portfolio SC

Fidelity Contrafund Portfolio SC

Fidelity Mid Cap SC

Fidelity Equity Income SC

Fidelity Investment Grade Bonds SC

Fidelity Freedom Fund — 2015 Maturity SC

Fidelity Freedom Fund — 2020 Maturity SC

Franklin Flex Cap Growth VIP CL 2(b)

Franklin Income VIP CL 2(b)

Franklin Rising Dividend VIP CL 2(b)

Franklin Small-Mid Cap Growth VIP CL 2(b)

Franklin Small Cap Value VIP CL 2(b)

Franklin US Government Securities VIP CL 2(b)

Templeton Growth VIP CL 2(b)

Templeton Foreign VIP CL 2(b)

Templeton Global Bond VIP Fund CL 2(b)

Templeton Developing Markets VIP CL 2(b)

Franklin Mutual Shares VIP CL 2(b)

ClearBridge Variable Mid Cap Core II

ClearBridge Variable Small Cap Growth II

PIMCO VIT Long-Term US Government Advisor

PIMCO VIT Low Duration Advisor

PIMCO VIT Real Return Advisor

PIMCO VIT Short-Term Advisor

PIMCO VIT Total Return Advisor

PIMCO VIT All Asset Advisor

Royce Capital Fund Micro-Cap SC

Royce Capital Fund Small-Cap SC

(a)  Not available for new policies.

(b)  Subaccount name changed. See below.

Subaccount Name Changes in 2014

Old Subaccount Name	New Subaccount Name
Goldman Sachs Structured US Equity	Goldman Sachs US Equity Insights
Goldman Sachs Structured Small Cap Equity	Goldman Sachs Small Cap Equity Insights
Goldman Sachs Structured Small Cap Equity SC	Goldman Sachs Small Cap Equity Insights SC
Goldman Sachs Structured US Equity SC	Goldman Sachs US Equity Insights SC
Franklin Flex Cap Growth Securities	Franklin Flex Cap Growth VIP CL 2
Franklin Income Securities	Franklin Income VIP CL 2
Franklin Rising Dividend Securities	Franklin Rising Dividend VIP CL 2
Franklin Small-Mid Cap Growth Securities	Franklin Small-Mid Cap Growth VIP CL 2
Franklin Small Cap Value Securities CL 2	Franklin Small Cap Value VIP CL 2
Franklin US Government Fund	Franklin US Government Securities VIP CL 2
Templeton Growth Securities	Templeton Growth VIP CL 2
Templeton Foreign Securities	Templeton Foreign VIP CL 2
Templeton Global Bond Securities Fund II	Templeton Global Bond VIP Fund CL 2
Templeton Developing Markets Sec CL 2	Templeton Developing Markets VIP CL 2
Franklin Mutual Shares Securities	Franklin Mutual Shares VIP CL 2

Gross premiums from the Policies are allocated to the subaccounts in accordance with policy owner instructions and are recorded as variable life policy transactions in the statement of changes in net assets. Such amounts are used to provide account funds to pay policy values under the Policies. The Separate Account's assets are the property of Protective Life and are segregated from Protective Life's other assets.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

1.  ORGANIZATION — (Continued)

Policy owners may allocate some or all of the applicable gross premiums or transfer some or all of the policy value to the Guaranteed Account, which is part of Protective Life's General Account. The assets of Protective Life's General Account support its insurance and annuity obligations and are subject to Protective Life's general liabilities from business operations. The Guaranteed Account's balance as of December 31, 2014 was approximately $30.4 million.

2.  SIGNIFICANT ACCOUNTING POLICIES

Investment Valuation

Investments are made and measured in shares and are valued at the net asset values of the respective fund portfolios ("Funds"), whose investments are stated at fair value. The net assets of each subaccount of the Separate Account reflect the investment management fees and other operating expenses incurred by the Funds. Transactions with the Funds are recorded on the trade date.

Net Realized Gains and Losses on Investments

Net realized gains and losses on investments include gains and losses on redemptions of the Funds' shares (determined for each product using the last-in-first-out (LIFO) basis) and capital gain distributions from the Funds.

Dividend Income and Capital Gain Distributions

Dividend income and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the portfolio. Ordinary dividend and capital gain distributions are from net investment income and net realized gains, respectively, as recorded in the financial statements of the underlying investment company.

Accumulation Unit Value

The Accumulation Unit Value for each class of Accumulation Units in a subaccount at the end of every Valuation Date is the Accumulation Unit value for that class at the end of the previous Valuation Date times the net investment factor as defined in the underlying product prospectuses.

Net transfers (to) from Affiliate or Subaccounts

Net transfers (to) from affiliate or subaccounts include transfers of all or part of the contract owner's interest to or from another subaccount or to the general account of Protective Life.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make various estimates and assumptions that affect the reported amounts of assets and liabilities, at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The results of the operations of the Separate Account are included in the federal income tax return of PLC. Under the provisions of the policies, Protective Life has the right to charge the Separate Account

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

2.  SIGNIFICANT ACCOUNTING POLICIES — (Continued)

for federal income tax attributable to the Separate Account. No charge has been made against the Separate Account for such tax during the year ended December 31, 2014. Management will periodically review the application of this policy in the event of changes in tax law. Accordingly, a change may be made in future years to consider charges for any federal income taxes that would be attributable to the policies.

Risks and Uncertainties

The Separate Account provides for various subaccount investment options in any combination of mutual funds, each of which bears exposure to the market, credit and liquidity risks of the underlying portfolio in which it invests. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term could materially affect investment balances, the amounts reported in the statement of assets and liabilities and the amounts reported in the statements of changes in net assets. Accordingly, these financial statements should be read in conjunction with the financial statements and footnotes of the underlying mutual funds identified in Note 1.

3.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account determines the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Fair Value Measurements and Disclosures Topic which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Separate Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy as outlined within the applicable guidance. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. As there are no level 2 or level 3 assets in any period presented, disclosure of transfers between levels or disclosure of a reconciliation of level 3 assets is not required. In addition, there are no other financial assets or assets valued on a non-recurring basis.

Financial assets recorded at fair value in the Statement of Assets and Liabilities are categorized as follows:

Level 1: Unadjusted quoted prices for identical assets in an active market.

Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

  a) Quoted prices for similar assets in active markets

  b) Quoted prices for identical or similar assets in non-active markets

  c) Inputs other than quoted market prices that are observable

  d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

3.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's own assumptions about the assumptions a market participant would use in pricing the asset.

Determination of fair values

The valuation methodologies used to determine the fair values of assets and liabilities under the FASB guidance referenced in the Fair Value Measurements and Disclosures Topic reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Separate Account determines the fair values of certain financial assets based on quoted market prices. All of the investments in the subaccounts of the Separate Account are classified as Level 1 in the fair value hierarchy and consist of open-ended mutual funds. Participants may, without restriction, transact at the daily net asset value ("NAV") of the mutual funds. The NAV represents the daily per share value based on the fair value of the underlying portfolio of investments of the respective mutual funds.

4.  CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the years ended December 31, 2014 and 2013 were as follows:

(in thousands)	2014			2013
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Goldman Sachs Large Cap Value	11	(42)	(31)	7	(50)	(43)
Goldman Sachs Strategic International Equity	12	(24)	(12)	7	(35)	(28)
Goldman Sachs US Equity Insights	4	(28)	(24)	4	(30)	(26)
Goldman Sachs Small Cap Equity Insights	6	(11)	(5)	3	(13)	(10)
Goldman Sachs Strategic Growth	5	(26)	(21)	6	(29)	(23)
Goldman Sachs Mid Cap Value	4	(14)	(10)	4	(15)	(11)
Goldman Sachs Strategic Growth SC	18	(10)	8	16	(10)	6
Goldman Sachs Large Cap Value Fund SC	8	(11)	(3)	10	(18)	(8)
Goldman Sachs Strategic International Equity SC	20	(4)	16	18	(11)	7
Goldman Sachs Small Cap Equity Insights SC	2	(2)	—	3	(3)	—
Goldman Sachs US Equity Insights SC	—	—	—	—	—	—
Goldman Sachs VIT Growth Opportunities SC	9	(9)	—	15	(5)	10
Goldman Sachs Mid Cap Value SC	21	(5)	16	20	(1)	19
Calvert VP SRI Balanced	—	(1)	(1)	—	—	—
MFS Growth Series IC	37	(11)	26	36	(13)	23
MFS Research IC	17	(24)	(7)	18	(27)	(9)
MFS Investors Trust IC	40	(15)	25	32	(17)	15

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

4.  CHANGES IN UNITS OUTSTANDING — (Continued)

(in thousands)	2014			2013
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
MFS Total Return IC	28	(41)	(13)	32	(39)	(7)
MFS New Discovery IC	17	(13)	4	16	(9)	7
MFS Utilities IC	11	(10)	1	16	(10)	6
MFS Investors Growth Stock IC	41	(20)	21	23	(19)	4
MFS VIT Research Bond SC	307	(13)	294	211	(10)	201
MFS VIT Value SC	106	(12)	94	102	(9)	93
MFS VIT II Emerging Markets Equity SC	19	(1)	18	20	(1)	19
MFS VIT II International Value SC	148	(2)	146	92	(3)	89
Oppenheimer Money Fund/VA	1,650	(1,553)	97	2,216	(1,628)	588
Oppenheimer Discovery Mid Cap Growth Fund/VA	5	(15)	(10)	7	(14)	(7)
Oppenheimer Capital Appreciation Fund/VA	8	(37)	(29)	21	(33)	(12)
Oppenheimer Main Street Fund/VA	11	(36)	(25)	18	(40)	(22)
Oppenheimer Global Strategic Income Fund/VA	40	(43)	(3)	53	(49)	4
Oppenheimer Global Fund/VA	26	(26)	—	29	(29)	—
Invesco VI American Franchise I	19	(40)	(21)	16	(37)	(21)
Invesco VI Comstock I	46	(70)	(24)	26	(102)	(76)
Invesco VI Growth & Income I	57	(52)	5	69	(68)	1
Invesco VI Mid-Cap Growth II	25	(17)	8	30	(19)	11
Invesco VI Equity and Income II	44	(31)	13	54	(47)	7
Invesco VI American Value II	41	(1)	40	41	(5)	36
Invesco VI Balanced Risk Allocation II	9	(3)	6	8	(9)	(1)
Invesco VI Government Securities II	48	(39)	9	59	(27)	32
Invesco VI International Growth II	155	(19)	136	107	(5)	102
Invesco VI Global Real Estate II	16	(1)	15	16	—	16
Invesco VI Small Cap Equity II	37	(1)	36	22	—	22
UIF Global Real Estate II	11	(14)	(3)	11	(5)	6
Lord Abbett Growth & Income VC	13	(82)	(69)	12	(115)	(103)
Lord Abbett Bond Debenture VC	55	(34)	21	58	(53)	5
Lord Abbett Mid Cap Stock VC	18	(54)	(36)	16	(64)	(48)
Lord Abbett Growth Opportunities VC	7	(14)	(7)	7	(20)	(13)
Lord Abbett Calibrated Dividend Growth VC	10	(31)	(21)	13	(39)	(26)
Lord Abbett International Opportunities VC	16	(5)	11	23	(18)	5
Lord Abbett Classic Stock VC	6	(3)	3	8	(6)	2
Lord Abbett Series Fundamental Equity VC	33	(4)	29	32	(7)	25
Fidelity Index 500 Portfolio SC	116	(58)	58	63	(27)	36
Fidelity Growth Portfolio SC	9	(11)	(2)	9	(20)	(11)
Fidelity Contrafund Portfolio SC	56	(71)	(15)	60	(46)	14

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

4.  CHANGES IN UNITS OUTSTANDING — (Continued)

(in thousands)	2014			2013
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity Mid Cap SC	59	(19)	40	50	(10)	40
Fidelity Equity Income SC	6	(15)	(9)	7	(21)	(14)
Fidelity Investment Grade Bonds SC	35	(20)	15	26	(15)	11
Fidelity Freedom Fund - 2015 Maturity SC	3	(1)	2	1	(1)	—
Fidelity Freedom Fund - 2020 Maturity SC	4	(2)	2	3	(2)	1
Franklin Flex Cap Growth VIP CL 2	35	(10)	25	21	(6)	15
Franklin Income VIP CL 2	63	(47)	16	116	(34)	82
Franklin Rising Dividend VIP CL 2	98	(27)	71	119	(28)	91
Franklin Small-Mid Cap Growth VIP CL 2	33	(27)	6	28	(27)	1
Franklin Small Cap Value VIP CL 2	23	(6)	17	20	(7)	13
Franklin US Government Securities VIP CL 2	151	(22)	129	137	(42)	95
Templeton Growth VIP CL 2	89	(36)	53	81	(53)	28
Templeton Foreign VIP CL 2	76	(35)	41	72	(38)	34
Templeton Global Bond VIP Fund CL 2	86	(15)	71	77	(24)	53
Templeton Developing Markets VIP CL 2	17	(2)	15	7	(1)	6
Franklin Mutual Shares VIP CL 2	162	(65)	97	166	(58)	108
ClearBridge Variable Mid Cap Core II	13	(2)	11	16	(2)	14
ClearBridge Variable Small Cap Growth II	15	(4)	11	11	(2)	9
PIMCO VIT Long-Term US Government Advisor	11	(17)	(6)	3	(5)	(2)
PIMCO VIT Low Duration Advisor	25	(13)	12	42	(12)	30
PIMCO VIT Real Return Advisor	46	(10)	36	59	(12)	47
PIMCO VIT Short-Term Advisor	87	(75)	12	14	(5)	9
PIMCO VIT Total Return Advisor	167	(23)	144	217	(38)	179
PIMCO VIT All Asset Advisor	6	—	6	10	—	10
Royce Capital Fund Micro-Cap SC	12	(3)	9	12	(6)	6
Royce Capital Fund Small-Cap SC	27	(8)	19	31	(5)	26

5.  PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments, including distributions received and reinvested, for the year ended December 31, 2014 are as follows:

(in thousands)	2014
Subaccount	Purchases	Sales
Goldman Sachs Large Cap Value	$3,129	$1,276
Goldman Sachs Strategic International Equity	527	530
Goldman Sachs US Equity Insights	748	993
Goldman Sachs Small Cap Equity Insights	1,365	467
Goldman Sachs Strategic Growth	2,336	998
Goldman Sachs Mid Cap Value	630	359

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

5.  PURCHASES AND SALES OF INVESTMENTS — (Continued)

(in thousands)	2014
Subaccount	Purchases	Sales
Goldman Sachs Strategic Growth SC	$767	$169
Goldman Sachs Large Cap Value Fund SC	580	152
Goldman Sachs Strategic International Equity SC	263	39
Goldman Sachs Small Cap Equity Insights SC	96	37
Goldman Sachs US Equity Insights SC	11	8
Goldman Sachs VIT Growth Opportunities SC	464	169
Goldman Sachs Mid Cap Value SC	612	91
Calvert VP SRI Balanced	5	17
MFS Growth Series IC	1,815	356
MFS Research IC	1,175	672
MFS Investors Trust IC	1,781	407
MFS Total Return IC	1,692	1,275
MFS New Discovery IC	1,592	497
MFS Utilities IC	779	455
MFS Investors Growth Stock IC	730	246
MFS VIT Research Bond SC	4,061	165
MFS VIT Value SC	2,340	229
MFS VIT II Emerging Markets Equity SC	186	9
MFS VIT II International Value SC	2,083	16
Oppenheimer Money Fund/VA	2,596	2,444
Oppenheimer Discovery Mid Cap Growth Fund/VA	133	382
Oppenheimer Capital Appreciation Fund/VA	558	1,149
Oppenheimer Main Street Fund/VA	537	944
Oppenheimer Global Strategic Income Fund/VA	1,613	1,169
Oppenheimer Global Fund/VA	1,947	998
Invesco VI American Franchise I	184	383
Invesco VI Comstock I	1,858	2,126
Invesco VI Growth & Income I	5,214	1,357
Invesco VI Mid-Cap Growth II	255	178
Invesco VI Equity and Income II	2,371	782
Invesco VI American Value II	1,020	22
Invesco VI Balanced Risk Allocation II	157	51
Invesco VI Government Securities II	660	430
Invesco VI International Growth II	1,941	226
Invesco VI Global Real Estate II	211	15
Invesco VI Small Cap Equity II	554	8
UIF Global Real Estate II	150	185
Lord Abbett Growth & Income VC	373	1,603
Lord Abbett Bond Debenture VC	2,662	871
Lord Abbett Mid Cap Stock VC	485	1,240
Lord Abbett Growth Opportunities VC	941	393
Lord Abbett Calibrated Dividend Growth VC	1,763	870

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

5.  PURCHASES AND SALES OF INVESTMENTS — (Continued)

(in thousands)	2014
Subaccount	Purchases	Sales
Lord Abbett International Opportunities VC	$397	$69
Lord Abbett Classic Stock VC	177	41
Lord Abbett Series Fundamental Equity VC	1,047	75
Fidelity Index 500 Portfolio SC	2,311	1,100
Fidelity Growth Portfolio SC	141	175
Fidelity Contrafund Portfolio SC	2,048	1,851
Fidelity Mid Cap SC	1,982	579
Fidelity Equity Income SC	222	309
Fidelity Investment Grade Bonds SC	625	322
Fidelity Freedom Fund - 2015 Maturity SC	58	13
Fidelity Freedom Fund - 2020 Maturity SC	75	21
Franklin Flex Cap Growth VIP CL 2	950	177
Franklin Income VIP CL 2	1,929	827
Franklin Rising Dividend VIP CL 2	2,114	475
Franklin Small-Mid Cap Growth VIP CL 2	1,198	468
Franklin Small Cap Value VIP CL 2	615	112
Franklin US Government Securities VIP CL 2	2,166	295
Templeton Growth VIP CL 2	1,452	517
Templeton Foreign VIP CL 2	1,274	515
Templeton Global Bond VIP Fund CL 2	1,952	277
Templeton Developing Markets VIP CL 2	166	22
Franklin Mutual Shares VIP CL 2	3,230	1,012
ClearBridge Variable Mid Cap Core II	322	40
ClearBridge Variable Small Cap Growth II	400	73
PIMCO VIT Long-Term US Government Advisor	152	221
PIMCO VIT Low Duration Advisor	293	149
PIMCO VIT Real Return Advisor	607	132
PIMCO VIT Short-Term Advisor	932	803
PIMCO VIT Total Return Advisor	2,260	288
PIMCO VIT All Asset Advisor	77	5
Royce Capital Fund Micro-Cap SC	240	52
Royce Capital Fund Small-Cap SC	713	150

6.  FINANCIAL HIGHLIGHTS

Protective Life sells a number of variable life products that are funded by the Separate Account. These products have unique combinations of features and fees that are charged against the policy owner's account. These expenses, primarily mortality, expense and administrative charges, are variable in nature and are assessed as a direct reduction in units versus as a reduction in unit value. As such charges are assessed as a reduction in units, there would not be a range of unit values or total return ratios.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

6.  FINANCIAL HIGHLIGHTS — (Continued)

The following tables disclose the units, unit fair value, net assets, investment income ratio and total return ratio for each applicable subaccount for the years ended December 31, 2014, 2013, 2012, 2011 and 2010 respectively.

	As of December 31, 2014			For the Year Ended December 31, 2014
Subaccount	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Goldman Sachs Large Cap Value	443	$32.42	$14,320	1.41%	12.94%
Goldman Sachs Strategic International Equity	339	$20.02	$6,777	3.66%	–7.54%
Goldman Sachs US Equity Insights	276	$39.48	$10,823	1.41%	16.37%
Goldman Sachs Small Cap Equity Insights	154	$48.52	$7,459	0.79%	6.93%
Goldman Sachs Strategic Growth	264	$43.13	$11,351	0.38%	13.64%
Goldman Sachs Mid Cap Value	107	$28.75	$3,087	1.00%	13.57%
Goldman Sachs Strategic Growth SC	136	$18.21	$2,469	0.13%	13.38%
Goldman Sachs Large Cap Value Fund SC	166	$15.02	$2,486	1.14%	12.61%
Goldman Sachs Strategic International Equity SC	139	$10.16	$1,411	3.62%	–7.70%
Goldman Sachs Small Cap Equity Insights SC	22	$19.60	$422	0.54%	6.69%
Goldman Sachs US Equity Insights SC	8	$17.76	$149	1.20%	16.18%
Goldman Sachs VIT Growth Opportunities SC	70	$21.94	$1,531	0.00%	11.10%
Goldman Sachs Mid Cap Value SC	82	$18.51	$1,520	0.87%	13.29%
Calvert VP SRI Balanced	2	$25.52	$59	1.50%	9.60%
MFS Growth Series IC	271	$35.02	$9,491	0.11%	8.94%
MFS Research IC	284	$30.46	$8,646	0.84%	10.20%
MFS Investors Trust IC	304	$29.20	$8,856	0.96%	11.01%
MFS Total Return IC	576	$32.79	$18,846	1.87%	8.50%
MFS New Discovery IC	126	$37.48	$4,725	0.00%	–7.26%
MFS Utilities IC	118	$44.57	$5,250	2.09%	12.73%
MFS Investors Growth Stock IC	279	$13.73	$3,832	0.54%	11.45%
MFS VIT Research Bond SC	689	$12.81	$8,825	2.94%	5.62%
MFS VIT Value SC	444	$20.06	$8,917	1.40%	10.20%
MFS VIT II Emerging Markets Equity SC	40	$8.93	$357	0.47%	–6.99%
MFS VIT II International Value SC	251	$13.72	$3,437	2.05%	1.13%
Oppenheimer Money Fund/VA	4,511	$1.57	$7,087	0.01%	0.00%
Oppenheimer Discovery Mid Cap Growth Fund/VA	149	$27.12	$4,035	0.00%	5.78%
Oppenheimer Capital Appreciation Fund/VA	328	$33.46	$10,961	0.45%	15.41%
Oppenheimer Main Street Fund/VA	333	$27.86	$9,224	0.83%	10.70%
Oppenheimer Global Strategic Income Fund/VA	445	$27.27	$12,108	4.25%	2.84%
Oppenheimer Global Fund/VA	458	$37.72	$17,266	1.10%	2.29%
Invesco VI American Franchise I	507	$9.93	$5,040	0.04%	8.44%
Invesco VI Comstock I	1,158	$31.76	$36,756	1.35%	9.39%
Invesco VI Growth & Income I	1,053	$27.50	$28,897	1.82%	10.28%
Invesco VI Mid-Cap Growth II	280	$10.84	$3,039	0.00%	7.69%
Invesco VI Equity and Income II	781	$26.11	$20,395	1.60%	8.77%
Invesco VI American Value II	95	$22.09	$2,106	0.23%	9.48%
Invesco VI Balanced Risk Allocation II	29	$14.68	$423	0.00%	5.71%
Invesco VI Government Securities II	428	$11.12	$4,746	2.94%	3.88%
Invesco VI International Growth II	334	$12.06	$4,024	1.59%	0.09%
Invesco VI Global Real Estate II	32	$13.31	$424	1.67%	14.34%
Invesco VI Small Cap Equity II	61	$14.16	$857	0.00%	2.09%
UIF Global Real Estate II	44	$13.86	$609	0.75%	13.85%
Lord Abbett Growth & Income VC	859	$20.68	$17,740	0.70%	7.65%
Lord Abbett Bond Debenture VC	654	$25.73	$16,824	4.89%	4.35%
Lord Abbett Mid Cap Stock VC	692	$24.71	$17,084	0.45%	11.53%
Lord Abbett Growth Opportunities VC	119	$30.03	$3,585	0.00%	6.07%
Lord Abbett Calibrated Dividend Growth VC	345	$29.60	$10,213	1.72%	11.54%

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2014			For the Year Ended December 31, 2014
Subaccount	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Lord Abbett International Opportunities VC	91	$12.64	$1,153	1.43%	–5.76%
Lord Abbett Classic Stock VC	45	$15.75	$704	0.76%	9.14%
Lord Abbett Series Fundamental Equity VC	131	$19.22	$2,521	0.52%	7.14%
Fidelity Index 500 Portfolio SC	431	$19.93	$8,560	1.77%	13.46%
Fidelity Growth Portfolio SC	106	$16.30	$1,723	0.09%	11.19%
Fidelity Contrafund Portfolio SC	776	$27.72	$21,513	0.88%	11.82%
Fidelity Mid Cap SC	338	$30.68	$10,379	0.18%	6.20%
Fidelity Equity Income SC	118	$20.19	$2,386	2.68%	8.65%
Fidelity Investment Grade Bonds SC	181	$16.39	$2,970	2.35%	5.75%
Fidelity Freedom Fund - 2015 Maturity SC	28	$14.51	$401	1.74%	4.63%
Fidelity Freedom Fund - 2020 Maturity SC	43	$14.43	$625	1.70%	4.66%
Franklin Flex Cap Growth VIP CL 2	167	$17.46	$2,925	0.00%	6.11%
Franklin Income VIP CL 2	950	$17.47	$16,592	4.98%	4.62%
Franklin Rising Dividend VIP CL 2	738	$18.61	$13,722	1.32%	8.72%
Franklin Small-Mid Cap Growth VIP CL 2	186	$18.42	$3,424	0.00%	7.47%
Franklin Small Cap Value VIP CL 2	109	$20.43	$2,230	0.61%	0.57%
Franklin US Government Securities VIP CL 2	564	$13.39	$7,557	2.59%	3.38%
Templeton Growth VIP CL 2	979	$13.74	$13,449	1.34%	–2.81%
Templeton Foreign VIP CL 2	576	$13.43	$7,740	1.85%	–11.13%
Templeton Global Bond VIP Fund CL 2	433	$18.34	$7,939	5.02%	1.83%
Templeton Developing Markets VIP CL 2	22	$9.08	$203	1.46%	–8.39%
Franklin Mutual Shares VIP CL 2	1,887	$15.85	$29,900	2.06%	7.12%
ClearBridge Variable Mid Cap Core II	38	$21.27	$800	0.10%	7.82%
ClearBridge Variable Small Cap Growth II	27	$24.21	$665	0.00%	3.79%
PIMCO VIT Long-Term US Government Advisor	10	$15.11	$156	2.14%	23.89%
PIMCO VIT Low Duration Advisor	87	$11.41	$989	1.05%	0.75%
PIMCO VIT Real Return Advisor	183	$12.41	$2,277	1.28%	2.99%
PIMCO VIT Short-Term Advisor	47	$10.67	$506	0.61%	0.61%
PIMCO VIT Total Return Advisor	807	$12.53	$10,110	2.16%	4.17%
PIMCO VIT All Asset Advisor	16	$10.89	$170	5.82%	0.46%
Royce Capital Fund Micro-Cap SC	47	$15.12	$706	0.00%	–3.84%
Royce Capital Fund Small-Cap SC	108	$18.59	$2,010	0.00%	2.92%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expense charges. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the subaccount invests.

**These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date of that investment option in the variable account. The presentation of an expense ratio, which would include mortality and expense risk charges as described below in the Summary of Charges Assessed to the Separate Account, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to policy owners' accounts and are included in the Statement of Changes in Net Assets. Total returns for periods of less than one year are not annualized.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2013			For the Year Ended December 31, 2013
Subaccount	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Goldman Sachs Large Cap Value	474	$28.71	$13,579	1.23%	33.23%
Goldman Sachs Strategic International Equity	351	$21.65	$7,577	1.88%	24.20%
Goldman Sachs Structured US Equity	300	$33.93	$10,147	1.14%	37.52%
Goldman Sachs Structured Small Cap Equity	158	$45.38	$7,170	1.00%	35.62%
Goldman Sachs Strategic Growth	285	$37.95	$10,766	0.41%	32.42%
Goldman Sachs Mid Cap Value	117	$25.31	$2,966	0.85%	32.89%
Goldman Sachs Strategic Growth SC	127	$16.06	$2,046	0.17%	32.00%
Goldman Sachs Large Cap Value Fund SC	169	$13.34	$2,250	0.96%	32.93%
Goldman Sachs Strategic International Equity SC	123	$11.00	$1,353	1.68%	23.73%
Goldman Sachs Structured Small Cap Equity SC	22	$18.37	$395	0.75%	35.38%
Goldman Sachs Structured US Equity SC	9	$15.29	$133	0.93%	37.23%
Goldman Sachs VIT Growth Opportunities SC	69	$19.75	$1,369	0.00%	32.20%
Goldman Sachs Mid Cap Value SC	67	$16.34	$1,089	0.73%	32.56%
Calvert VP SRI Balanced	3	$23.28	$70	1.06%	18.00%
MFS Growth Series IC	245	$32.14	$7,877	0.24%	36.85%
MFS Research IC	291	$27.64	$8,034	0.33%	32.28%
MFS Investors Trust IC	280	$26.30	$7,353	1.11%	32.05%
MFS Total Return IC	589	$30.22	$17,666	1.79%	19.05%
MFS New Discovery IC	122	$40.41	$4,933	0.00%	41.52%
MFS Utilities IC	117	$39.53	$4,626	2.38%	20.52%
MFS Investors Growth Stock IC	258	$12.32	$3,178	0.62%	30.29%
MFS VIT Research Bond SC	395	$12.13	$4,790	1.23%	–1.29%
MFS VIT Value SC	351	$18.20	$6,384	1.06%	35.59%
MFS VIT II Emerging Markets Equity SC	22	$9.60	$208	2.03%	–5.40%
MFS VIT II International Value SC	104	$13.57	$1,413	1.66%	27.63%
Oppenheimer Money Fund/VA	4,415	$1.57	$6,945	0.01%	0.01%
Oppenheimer Discovery Mid Cap Growth Fund/VA	159	$25.64	$4,065	0.01%	35.98%
Oppenheimer Capital Appreciation Fund/VA	358	$28.99	$10,365	0.98%	29.74%
Oppenheimer Main Street Fund/VA	359	$25.16	$9,023	1.09%	31.77%
Oppenheimer Global Strategic Income Fund/VA	448	$26.52	$11,876	4.97%	–0.13%
Oppenheimer Global Fund/VA	458	$36.87	$16,885	1.38%	27.31%
Invesco VI American Franchise	529	$9.16	$4,841	0.44%	40.14%
Invesco VI Comstock	1,183	$29.04	$34,291	1.67%	35.97%
Invesco VI Growth & Income	1,049	$24.94	$25,995	1.51%	34.08%
Invesco VI Mid-Cap Growth II	273	$10.06	$2,744	0.23%	36.60%
Invesco VI Equity and Income II	768	$24.01	$18,425	1.51%	24.89%
Invesco VI American Value II	55	$20.18	$1,111	0.73%	33.93%
Invesco VI Balanced Risk Allocation II	23	$13.89	$318	1.51%	1.42%
Invesco VI Government Securities II	419	$10.71	$4,473	3.34%	–2.85%
Invesco VI International Growth II	198	$12.05	$2,385	1.30%	18.72%
Invesco VI Global Real Estate II	17	$11.64	$194	5.78%	2.44%
Invesco VI Small Cap Equity II	25	$13.87	$345	0.00%	37.08%
UIF Global Real Estate II	47	$12.17	$569	3.62%	2.63%
Lord Abbett Growth & Income	928	$19.21	$17,712	0.57%	35.90%
Lord Abbett Bond Debenture	633	$24.66	$15,465	5.14%	8.17%
Lord Abbett Mid Cap Stock	728	$22.16	$16,015	0.42%	30.32%
Lord Abbett Growth Opportunities	126	$28.31	$3,564	0.00%	37.08%
Lord Abbett Calibrated Dividend Growth	367	$26.54	$9,706	1.66%	27.93%
Lord Abbett International Opportunities	80	$13.42	$1,074	2.00%	31.70%
Lord Abbett Classic Stock	41	$14.43	$597	1.05%	29.85%
Lord Abbett Series Fundamental Equity VC	102	$17.94	$1,833	0.28%	35.76%
Fidelity Index 500 Portfolio SC	373	$17.56	$6,546	1.99%	32.11%
Fidelity Growth Portfolio SC	108	$14.66	$1,586	0.19%	36.20%
Fidelity Contrafund Portfolio SC	791	$24.79	$19,599	1.02%	31.14%

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2013			For the Year Ended December 31, 2013
Subaccount	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Fidelity Mid Cap SC	298	$28.89	$8,615	0.46%	36.06%
Fidelity Equity Income SC	127	$18.58	$2,368	2.35%	28.01%
Fidelity Investment Grade Bonds SC	167	$15.50	$2,581	2.41%	–1.89%
Fidelity Freedom Fund - 2015 Maturity SC	25	$13.87	$352	1.79%	14.24%
Fidelity Freedom Fund - 2020 Maturity SC	41	$13.79	$565	1.78%	15.95%
Franklin Flex Cap Growth Securities	143	$16.46	$2,351	0.00%	37.48%
Franklin Income Securities	934	$16.69	$15,588	6.23%	13.94%
Franklin Rising Dividend Securities	666	$17.12	$11,403	1.54%	29.69%
Franklin Small-Mid Cap Growth Securities	180	$17.14	$3,077	0.00%	38.15%
Franklin Small Cap Value Securities CL 2	92	$20.32	$1,863	1.31%	36.24%
Franklin US Government Fund	436	$12.95	$5,641	2.73%	–2.24%
Templeton Growth Securities	926	$14.14	$13,083	2.65%	30.82%
Templeton Foreign Securities	535	$15.11	$8,089	2.34%	22.97%
Templeton Global Bond Securities Fund II	362	$18.01	$6,516	4.75%	1.63%
Templeton Developing Markets Sec CL2	7	$9.92	$74	2.05%	–0.92%
Mutual Shares Securities	1,790	$14.79	$26,465	2.14%	28.26%
ClearBridge Variable Mid Cap Core II	27	$19.73	$525	0.05%	37.05%
ClearBridge Variable Small Cap Growth II	16	$23.33	$377	0.05%	46.62%
PIMCO VIT Long-Term US Government Advisor	16	$12.20	$196	2.27%	–13.04%
PIMCO VIT Low Duration Advisor	75	$11.33	$848	1.30%	–0.23%
PIMCO VIT Real Return Advisor	148	$12.05	$1,780	1.95%	–9.31%
PIMCO VIT Short-Term Advisor	36	$10.61	$377	0.65%	0.47%
PIMCO VIT Total Return Advisor	663	$12.02	$7,972	2.14%	–2.06%
PIMCO VIT All Asset Advisor	10	$10.84	$108	6.87%	0.11%
Royce Capital Fund Micro-Cap SC	38	$15.72	$596	0.41%	20.65%
Royce Capital Fund Small-Cap SC	89	$18.06	$1,616	1.16%	34.44%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expense charges. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the subaccount invests.

**These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date of that investment option in the variable account. The presentation of an expense ratio, which would include mortality and expense risk charges as described below in the Summary of Charges Assessed to the Separate Account, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to policy owners' accounts and are included in the Statement of Changes in Net Assets. Total returns for periods of less than one year are not annualized.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2012			For the Year Ended December 31, 2012
Subaccount	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Goldman Sachs Large Cap Value	517	$21.55	$11,124	1.42%	19.13%
Goldman Sachs Strategic International Equity	379	$17.43	$6,612	2.14%	21.23%
Goldman Sachs Structured US Equity	326	$24.67	$8,047	1.81%	14.46%
Goldman Sachs Structured Small Cap Equity	168	$33.46	$5,630	1.16%	12.83%
Goldman Sachs Strategic Growth	308	$28.66	$8,803	0.69%	19.89%
Goldman Sachs Mid Cap Value	128	$19.05	$2,446	1.19%	18.47%
Goldman Sachs Strategic Growth SC	121	$12.17	$1,477	0.48%	19.63%
Goldman Sachs Large Cap Value Fund SC	177	$10.03	$1,779	1.20%	18.82%
Goldman Sachs Strategic International Equity SC	116	$8.89	$1,033	2.06%	20.89%
Goldman Sachs Structured Small Cap Equity SC	22	$13.57	$298	0.94%	12.51%
Goldman Sachs Structured US Equity SC	9	$11.14	$98	1.64%	14.14%
Goldman Sachs VIT Growth Opportunities SC	59	$14.94	$880	0.00%	19.43%
Goldman Sachs Mid Cap Value SC	48	$12.32	$594	1.10%	18.19%
Calvert VP SRI Balanced	3	$19.73	$62	1.14%	10.51%
MFS Growth Series IC	222	$23.49	$5,217	0.00%	17.39%
MFS Research IC	300	$20.90	$6,269	0.80%	17.27%
MFS Investors Trust IC	265	$19.92	$5,273	0.88%	19.18%
MFS Total Return IC	596	$25.39	$15,089	2.73%	11.26%
MFS New Discovery IC	115	$28.56	$3,286	0.00%	21.22%
MFS Utilities IC	111	$32.80	$3,630	6.67%	13.48%
MFS Investors Growth Stock IC	254	$9.45	$2,401	0.45%	16.97%
MFS VIT Research Bond SC	194	$12.29	$2,379	2.64%	7.06%
MFS VIT Value SC	258	$13.43	$3,469	1.48%	15.88%
MFS VIT II Emerging Markets Equity SC	3	$10.15	$26	0.58%	3.57	%(a)
MFS VIT II International Value SC	15	$10.63	$155	0.48%	6.55	%(a)
Oppenheimer Money Fund/VA	3,827	$1.57	$6,019	0.01%	0.00%
Oppenheimer Small & Mid Cap Fund/VA	166	$18.85	$3,134	0.00%	16.45%
Oppenheimer Capital Appreciation Fund/VA	370	$22.35	$8,273	0.65%	14.12%
Oppenheimer Main Street Fund/VA	381	$19.10	$7,260	0.95%	16.87%
Oppenheimer Global Strategic Income Fund/VA	444	$26.56	$11,743	5.85%	13.53%
Oppenheimer Global Securites Fund/VA	458	$28.97	$13,271	2.14%	21.26%
Oppenheimer High Income Fund/VA	—	$—	$—	16.97%	12.85	%(b)
Invesco Van Kampen VI American Franchise	550	$6.54	$3,582	0.00%	13.73%
Invesco Van Kampen VI Comstock	1,259	$21.35	$26,816	1.75%	19.23%
Invesco Van Kampen VI Growth & Income	1,048	$18.60	$19,417	1.54%	14.63%
Invesco Van Kampen VI Mid-Cap Growth II	262	$7.37	$1,934	0.00%	11.63%
Invesco Van Kampen VI Equity and Income II	761	$19.23	$14,602	1.81%	12.39%
Invesco Van Kampen VI American Value II	19	$15.07	$283	0.70%	17.08%
Invesco VI Balanced Risk Allocation II	24	$13.70	$324	0.99%	10.64%
Invesco VI Government Securities II	387	$11.02	$4,208	2.98%	2.22%
Invesco VI International Growth II	96	$10.15	$971	1.41%	15.25%
Invesco VI Global Real Estate II	1	$11.37	$12	0.40%	10.93	%(a)
Invesco VI Small Cap Equity II	3	$10.12	$28	0.00%	2.46	%(a)
UIF Global Real Estate II	41	$11.86	$491	0.52%	29.94%
Lord Abbett Growth & Income	1,031	$14.14	$14,516	0.99%	12.09%
Lord Abbett Bond Debenture	628	$22.79	$14,260	5.78%	12.53%
Lord Abbett Mid Cap Stock	776	$17.00	$13,176	0.68%	14.55%
Lord Abbett Growth Opportunities	139	$20.65	$2,872	0.00%	14.10%
Lord Abbett Capital Structure	393	$20.75	$8,119	3.05%	12.46%
Lord Abbett International Opportunities	75	$10.19	$763	2.02%	20.38%
Lord Abbett Classic Stock	39	$11.11	$428	1.24%	15.09%
Lord Abbett Series Fundamental Equity VC	77	$13.21	$1,017	0.64%	10.58%
Fidelity Index 500 Portfolio SC	337	$13.29	$4,480	2.12%	15.81%
Fidelity Growth Portfolio SC	119	$10.76	$1,281	0.49%	14.54%

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2012			For the Year Ended December 31, 2012
Subaccount	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Fidelity Contrafund Portfolio SC	777	$18.90	$14,683	1.28%	16.31%
Fidelity Mid Cap SC	258	$21.23	$5,469	0.57%	14.75%
Fidelity Equity Income SC	141	$14.52	$2,045	3.12%	17.19%
Fidelity Investment Grade Bonds SC	156	$15.79	$2,471	2.35%	5.77%
Fidelity Freedom Fund - 2015 Maturity SC	25	$12.14	$303	2.00%	12.13%
Fidelity Freedom Fund - 2020 Maturity SC	40	$11.89	$474	1.97%	13.19%
Franklin Flex Cap Growth Securities	128	$11.97	$1,531	0.00%	9.26%
Franklin Income Securities	852	$14.65	$12,488	6.41%	12.65%
Franklin Rising Dividend Securities	575	$13.20	$7,592	1.61%	11.96%
Franklin Small-Mid Cap Growth Securities	179	$12.40	$2,222	0.00%	10.85%
Franklin Small Cap Value Securities CL 2	79	$14.91	$1,184	0.77%	18.39%
Franklin US Government Fund	341	$13.25	$4,511	2.58%	1.89%
Templeton Growth Securities	898	$10.81	$9,690	2.05%	21.07%
Templeton Foreign Securities	501	$12.29	$6,153	2.99%	18.23%
Templeton Global Bond Securities Fund II	309	$17.72	$5,480	6.28%	15.07%
Templeton Developing Markets Sec CL2	1	$10.01	$14	0.00%	2.50	%(a)
Mutual Shares Securities	1,682	$11.53	$19,386	2.10%	14.24%
Legg Mason ClearBridge Variable Mid Cap Core II	13	$14.40	$190	0.75%	17.61%
Legg Mason ClearBridge Variable Small Cap Growth II	7	$15.91	$118	0.12%	18.96%
PIMCO VIT Long-Term US Government Advisor	18	$14.03	$247	2.06%	4.33%
PIMCO VIT Low Duration Advisor	45	$11.36	$515	1.79%	5.75%
PIMCO VIT Real Return Advisor	101	$13.29	$1,347	0.92%	8.64%
PIMCO VIT Short-Term Advisor	27	$10.56	$282	0.78%	2.67%
PIMCO VIT Total Return Advisor	484	$12.28	$5,937	2.47%	9.49%
PIMCO VIT All Asset Advisor	—	$10.82	$3	6.65%	7.18	%(a)(c)
Royce Capital Fund Micro-Cap SC	32	$13.03	$412	0.00%	7.45%
Royce Capital Fund Small-Cap SC	63	$13.44	$848	0.03%	12.22%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expense charges. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the subaccount invests.

**These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date of that investment option in the variable account. The presentation of an expense ratio, which would include mortality and expense risk charges as described below in the Summary of Charges Assessed to the Separate Account, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to policy owners' accounts and are included in the Statement of Changes in Net Assets. Total returns for periods of less than one year are not annualized.

(a)  Start date May 1, 2012

(b)  Closed October 26, 2012

(c)  Less than 500 units — does not round up to 1,000

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2011			For the Year Ended December 31, 2011
Subaccount	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Goldman Sachs Large Cap Value	561	$18.09	$10,140	1.21%	–7.05%
Goldman Sachs Strategic International Equity	408	$14.38	$5,863	3.29%	–15.05%
Goldman Sachs Structured US Equity	354	$21.56	$7,622	1.71%	4.05%
Goldman Sachs Structured Small Cap Equity	188	$29.66	$5,560	0.79%	0.67%
Goldman Sachs Strategic Growth	332	$23.91	$7,947	0.44%	–2.62%
Goldman Sachs Mid Cap Value	137	$16.08	$2,202	0.74%	–6.38%
Goldman Sachs Strategic Growth SC	114	$10.17	$1,161	0.24%	–2.86%
Goldman Sachs Large Cap Value Fund SC	170	$8.44	$1,436	1.12%	–7.27%
Goldman Sachs Strategic International Equity SC	105	$7.36	$770	3.37%	–15.16%
Goldman Sachs Structured Small Cap Equity SC	21	$12.06	$255	0.58%	0.41%
Goldman Sachs Structured US Equity SC	9	$9.76	$85	1.58%	3.90%
Goldman Sachs VIT Growth Opportunities SC	55	$12.51	$687	0.00%	–3.97%
Goldman Sachs Mid Cap Value SC	35	$10.43	$369	0.74%	–6.59%
Calvert VP SRI Balanced	4	$17.85	$74	1.31%	4.56%
MFS Growth Series IC	221	$20.01	$4,415	0.19%	–0.32%
MFS Research IC	298	$17.82	$5,314	0.86%	–0.45%
MFS Investors Trust IC	279	$16.71	$4,665	0.92%	–2.18%
MFS Total Return IC	623	$22.82	$14,212	2.62%	1.77%
MFS New Discovery IC	121	$23.56	$2,856	0.00%	–10.27%
MFS Utilities IC	115	$28.91	$3,315	3.19%	6.78%
MFS Investors Growth Stock IC	271	$8.08	$2,190	0.54%	0.58%
MFS VIT Research Bond SC	124	$11.48	$1,419	2.68%	6.48%
MFS VIT Value SC	170	$11.59	$1,965	1.36%	–0.47%
Oppenheimer Money Fund/VA	3,793	$1.57	$5,965	0.01%	0.00%
Oppenheimer Small & Mid Cap Fund/VA	184	$16.19	$2,979	0.00%	1.10%
Oppenheimer Capital Appreciation Fund/VA	397	$19.58	$7,781	0.37%	–1.15%
Oppenheimer Main Street Fund/VA	420	$16.34	$6,860	0.86%	–0.01%
Oppenheimer Global Strategic Income Fund/VA	420	$23.39	$9,832	3.35%	0.85%
Oppenheimer Global Securites Fund/VA	445	$23.89	$10,617	1.25%	–8.29%
Oppenheimer High Income Fund/VA	200	$4.37	$876	8.80%	–2.34%
Invesco Van Kampen VI Capital Growth	634	$5.75	$3,641	0.00%	–6.18%
Invesco Van Kampen VI Comstock	1,325	$17.91	$23,736	1.62%	–1.84%
Invesco Van Kampen VI Growth & Income	1,062	$16.22	$17,228	1.27%	–2.01%
Invesco Van Kampen VI Mid-Cap Growth II	251	$6.60	$1,655	0.00%	–9.36%
Invesco Van Kampen VI Equity and Income II	781	$17.11	$13,357	1.75%	–1.30%
Invesco Van Kampen VI Government II	—	$—	$—	12.97%	1.06	%(b)
Invesco Van Kampen VI Global Tactical Asset Alloc II	—	$—	$—	1.42%	3.58	%(b)
Invesco Van Kampen VI International Growth Equity II	—	$—	$—	10.42%	9.47	%(b)
Invesco Van Kampen VI Mid Cap Value II	10	$12.87	$133	0.71%	0.83%
Invesco VI Balanced Risk Allocation II	11	$12.38	$138	0.00%	6.78	%(a)
Invesco VI Government Securities II	394	$10.78	$4,251	0.00%	6.63	%(a)
Invesco VI International Growth II	70	$8.80	$619	0.00%	–15.10	%(a)
UIF Global Real Estate II	34	$9.13	$307	3.43%	–10.15%
Lord Abbett Growth & Income	1,061	$12.61	$13,387	0.72%	–6.08%
Lord Abbett Bond Debenture	629	$20.26	$12,734	5.65%	4.38%
Lord Abbett Mid Cap Value	800	$14.84	$11,878	0.20%	–4.01%
Lord Abbett Growth Opportunities	141	$18.10	$2,546	0.00%	–10.05%
Lord Abbett Capital Structure	411	$18.45	$7,589	2.72%	0.19%
Lord Abbett International Opportunities	78	$8.46	$660	1.11%	–15.72%
Lord Abbett Classic Stock	29	$9.65	$281	0.74%	–8.15%
Lord Abbett Series Fundamental Equity VC	50	$11.95	$599	0.28%	–4.49%
Fidelity Index 500 Portfolio SC	334	$11.48	$3,834	1.99%	1.93%
Fidelity Growth Portfolio SC	125	$9.40	$1,175	0.24%	0.14%
Fidelity Contrafund Portfolio SC	785	$16.25	$12,759	0.93%	–2.64%

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2011			For the Year Ended December 31, 2011
Subaccount	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Fidelity Mid Cap SC	230	$18.50	$4,249	0.16%	–10.72%
Fidelity Equity Income SC	143	$12.39	$1,767	2.43%	0.86%
Fidelity Investment Grade Bonds SC	153	$14.93	$2,282	3.23%	7.21%
Fidelity Freedom Fund - 2015 Maturity SC	24	$10.82	$264	2.09%	–0.41%
Fidelity Freedom Fund - 2020 Maturity SC	41	$10.50	$435	1.96%	–1.12%
Franklin Flex Cap Growth Securities	116	$10.96	$1,266	0.00%	–4.80%
Franklin Income Securities	809	$13.01	$10,525	5.68%	2.38%
Franklin Rising Dividend Securities	518	$11.79	$6,101	1.52%	6.00%
Franklin Small-Mid Cap Growth Securities	170	$11.19	$1,902	0.00%	–4.83%
Franklin Small Cap Value Securities CL 2	59	$12.60	$744	0.65%	–3.76%
Franklin US Government Fund	263	$13.00	$3,417	3.17%	5.68%
Templeton Growth Securities	831	$8.93	$7,416	1.33%	–6.97%
Templeton Foreign Securities	449	$10.39	$4,671	1.72%	–10.63%
Templeton Global Bond Securities Fund II	277	$15.40	$4,263	5.65%	–0.87%
Mutual Shares Securities	1,580	$10.10	$15,951	2.41%	–1.04%
Legg Mason ClearBridge Variable Mid Cap Core II	10	$12.24	$125	0.00%	–4.14%
Legg Mason ClearBridge Variable Small Cap Growth II	6	$13.37	$84	0.00%	1.01%
PIMCO VIT Long-Term US Government Advisor	17	$13.44	$224	2.58%	27.71%
PIMCO VIT Low Duration Advisor	53	$10.74	$574	1.54%	1.01%
PIMCO VIT Real Return Advisor	71	$12.23	$869	1.84%	11.56%
PIMCO VIT Short-Term Advisor	15	$10.28	$151	0.84%	0.41%
PIMCO VIT Total Return Advisor	368	$11.21	$4,125	2.54%	3.50%
Royce Capital Fund Micro-Cap SC	26	$12.13	$310	3.00%	–12.26%
Royce Capital Fund Small-Cap SC	40	$11.97	$483	0.39%	–3.55%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expense charges. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the subaccount invests.

**These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date of that investment option in the variable account. The presentation of an expense ratio, which would include mortality and expense risk charges as described below in the Summary of Charges Assessed to the Separate Account, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to policy owners' accounts and are included in the Statement of Changes in Net Assets. Total returns for periods of less than one year are not annualized.

(a)  Start date May 2, 2011

(b)  Closed April 29, 2011

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2010			For the Year Ended December 31, 2010
Subaccount	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Goldman Sachs Large Cap Value	606	$19.46	$11,773	0.81%	11.20%
Goldman Sachs Strategic International Equity	436	$16.92	$7,365	1.53%	10.36%
Goldman Sachs Structured US Equity	385	$20.72	$7,972	1.49%	12.84%
Goldman Sachs Structured Small Cap Equity	213	$29.46	$6,273	0.56%	30.12%
Goldman Sachs Strategic Growth	364	$24.55	$8,937	0.43%	10.74%
Goldman Sachs Mid Cap Value	148	$17.17	$2,546	0.70%	25.00%
Goldman Sachs Strategic Growth SC	95	$10.47	$997	0.23%	10.50%
Goldman Sachs Large Cap Value Fund SC	153	$9.10	$1,390	0.70%	10.89%
Goldman Sachs Strategic International Equity SC	89	$8.67	$768	1.47%	10.09%
Goldman Sachs Structured Small Cap Equity SC	21	$12.01	$258	0.33%	29.86%
Goldman Sachs Structured US Equity SC	9	$9.39	$82	1.28%	12.60%
Goldman Sachs VIT Growth Opportunities SC	21	$13.02	$275	0.00%	19.36%
Goldman Sachs Mid Cap Value SC	8	$11.16	$88	1.84%	8.64	%(a)
Calvert VP SRI Balanced	4	$17.07	$73	1.24%	11.59%
MFS Growth Series IC	233	$20.07	$4,659	0.12%	15.34%
MFS Research IC	293	$17.90	$5,227	0.91%	15.90%
MFS Investors Trust IC	309	$17.09	$5,279	1.19%	11.10%
MFS Total Return IC	656	$22.42	$14,695	2.72%	9.93%
MFS New Discovery IC	124	$26.25	$3,251	0.00%	36.34%
MFS Utilities IC	112	$27.07	$3,023	3.17%	13.81%
MFS Investors Growth Stock IC	293	$8.03	$2,355	0.44%	12.47%
MFS VIT Research Bond SC	82	$10.78	$888	1.75%	7.20%
MFS VIT Value SC	84	$11.64	$979	0.58%	11.22%
Oppenheimer Money Fund/VA	3,995	$1.57	$6,284	0.03%	0.03%
Oppenheimer Small & Mid Cap Fund/VA	204	$16.01	$3,257	0.00%	27.46%
Oppenheimer Capital Appreciation Fund/VA	441	$19.81	$8,713	0.18%	9.42%
Oppenheimer Main Street Fund/VA	470	$16.34	$7,625	1.09%	16.11%
Oppenheimer Global Strategic Income Fund/VA	458	$23.19	$10,613	8.31%	14.97%
Oppenheimer Global Securites Fund/VA	448	$26.05	$11,654	1.36%	15.96%
Oppenheimer High Income Fund/VA	201	$4.47	$901	6.18%	14.81%
Invesco Van Kampen VI Capital Growth	749	$6.13	$4,580	0.00%	19.85%
Invesco Van Kampen VI Comstock	1,423	$18.25	$25,936	0.13%	15.98%
Invesco Van Kampen VI Growth & Income	1,091	$16.56	$18,050	0.10%	12.51%
Invesco Van Kampen VI Mid-Cap Growth II	243	$7.28	$1,768	0.00%	27.27%
Invesco Van Kampen VI Equity and Income II	797	$17.33	$13,815	1.98%	12.03%
Invesco Van Kampen VI Government II	325	$12.75	$4,146	0.20%	4.88%
Invesco Van Kampen VI Global Tactical Asset Alloc II	7	$11.19	$83	0.01%	9.32%
Invesco Van Kampen VI International Growth Equity II	63	$8.50	$534	1.37%	9.89%
Invesco Van Kampen VI Mid Cap Value II	4	$12.77	$53	0.74%	22.18%
UIF Global Real Estate II	18	$10.16	$186	8.62%	22.32%
Lord Abbett Growth & Income	1,140	$13.43	$15,312	0.57%	17.41%
Lord Abbett Bond Debenture	660	$19.41	$12,807	6.06%	12.31%
Lord Abbett Mid Cap Value	867	$15.47	$13,383	0.40%	25.43%
Lord Abbett Growth Opportunities	140	$20.12	$2,811	0.00%	22.92%
Lord Abbett Capital Structure	437	$18.41	$8,042	2.90%	14.77%
Lord Abbett International Opportunities	57	$10.04	$569	0.96%	21.22%
Lord Abbett Classic Stock	27	$10.51	$287	0.48%	14.12%
Lord Abbett Series Fundamental Equity VC	22	$12.51	$272	0.66%	19.03%
Fidelity Index 500 Portfolio SC	309	$11.26	$3,455	1.92%	14.91%
Fidelity Growth Portfolio SC	153	$9.38	$1,425	0.18%	24.06%
Fidelity Contrafund Portfolio SC	776	$16.69	$12,939	1.15%	17.11%
Fidelity Mid Cap SC	219	$20.72	$4,544	0.27%	28.70%
Fidelity Equity Income SC	146	$12.28	$1,799	1.72%	15.09%
Fidelity Invest Grade Bonds SC	157	$13.93	$2,193	3.74%	7.68%

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2010			For the Year Ended December 31, 2010
Subaccount	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Fidelity Freedom Fund - 2015 Maturity SC	23	$10.87	$254	3.13%	13.00%
Fidelity Freedom Fund - 2020 Maturity SC	47	$10.62	$494	2.57%	14.52%
Franklin Flex Cap Growth Securities	94	$11.51	$1,087	0.00%	16.19%
Franklin Income Securities	750	$12.70	$9,526	6.59%	12.67%
Franklin Rising Dividend Securities	445	$11.12	$4,949	1.57%	20.64%
Franklin Small-Mid Cap Growth Securities	156	$11.76	$1,829	0.00%	27.62%
Franklin Small Cap Value Securities CL 2	29	$13.09	$375	0.47%	28.22%
Franklin US Government Fund	237	$12.30	$2,917	3.21%	5.28%
Templeton Growth Securities	749	$9.60	$7,190	1.34%	7.39%
Templeton Foreign Securities	378	$11.63	$4,400	1.89%	8.41%
Templeton Global Bond Securities Fund II	236	$15.54	$3,668	1.39%	14.14%
Mutual Shares Securities	1,423	$10.20	$14,514	1.65%	11.19%
Legg Mason ClearBridge Variable Mid Cap Core II	5	$12.77	$67	0.00%	22.06%
Legg Mason ClearBridge Variable Small Cap Growth II	3	$13.24	$35	0.00%	24.73%
PIMCO VIT Long-Term US Government Advisor	12	$10.53	$129	3.20%	11.50%
PIMCO VIT Low Duration Advisor	15	$10.63	$156	1.75%	5.18%
PIMCO VIT Real Return Advisor	22	$10.96	$240	1.20%	8.00%
PIMCO VIT Short-Term Advisor	6	$10.24	$59	0.79%	2.01%
PIMCO VIT Total Return Advisor	184	$10.83	$1,996	2.32%	8.00%
Royce Capital Fund Micro-Cap SC	13	$13.82	$180	4.95%	29.90%
Royce Capital Fund Small-Cap SC	19	$12.41	$238	0.29%	20.26%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expense charges. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the subaccount invests.

**These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date of that investment option in the variable account. The presentation of an expense ratio, which would include mortality and expense risk charges as described below in the Summary of Charges Assessed to the Separate Account, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to policy owners' accounts and are included in the Statement of Changes in Net Assets. Total returns for periods of less than one year are not annualized.

(a)  Start date May 3, 2010

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

7.  EXPENSES

The following is a summary of separate account expense charges which are assessed either as a direct reduction in unit values or through a redemption of units for all policies contained within the Separate Account:

Expense Type	Range
Mortality and Expense Risk Charge
To compensate Protective Life for the mortality risks it assumes which is that the cost of insurance charges are insufficient to meet actual death benefits claims and is deducted through the redemption of units. The monthly charge is based on the policy value and the policy issue year.	0.000% - 0.075% of policy value per month
Cost of Insurance Charge (COI)
A fee is assessed to compensate Protective Life for the cost of providing the death benefit. The fee is assessed on the Monthly Anniversary Day. The fee is assessed through the redemption of units and is assessed based on the net amount at risk under the policy or as an asset-based charge. The charge depends on a number of variables, including issue age, policy duration, sex and insurance rate classification, and will fluctuate with each individual policy and as time inforce elapses.	$.01 - $333.33 per thousand of net amount at risk per month or 0.046% to 0.057% of policy value per month up to a maximum of the guaranteed COI.
Policy Expense Charge
A monthly fee is assessed to reimburse Protective Life for sales not covered by the contingent deferred sales charge and its administrative expenses not covered by the annual maintenance fee. The charge is assessed through the redemption of units and is based upon the policy value.	0.000% - 0.058% of policy value per month
Annual Maintenance Fee This annual charge is assessed through the redemption of units and is waived when the policy value equals or exceeds $50,000.	$0 - $35
Surrender Charge (Contingent Deferred Sales Charge) and Premium Tax Recovery Charge
This charge is assessed as a percent of the amount withdrawn, surrendered or lapsed in excess of the annual withdrawal amount allowed under the Policy. The purpose of these charges are to reimburse Protective Life for some of the expenses incurred in the distribution of the policies and the premium tax paid on each premium. The percentage charged is assessed through the redemption of units and is based upon the number of full years which have elapsed between the date the policy was purchased and the surrender date.	$0 - $58 per thousand at surrender or 0.0% - 27% of 1st year premiums at surrender

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

7.  EXPENSES — (Continued)

Expense Type	Range
Transfer Fee Currently, there is no fee charged for transfers; however, Protective Life has reserved the right to charge for each transfer after the first 12 transfers in any policy year as a redemption of units.	$25
Monthly Standard Administration Charge A monthly administration charge is assessed as a redemption of units to compensate for issuance and administrative costs.	$3 - $8 per month
Monthly Administrative Charge for Face Value Increase
A monthly administrative charge is assessed as a redemption of units for the first twelve months after a face value increase to compensate for related administrative costs.	$0.08 - $1.75 per thousand per month or $23.50 + $0.06 per thousand per month up to a maximum of $250 per month
Monthly Administrative Charge for Initial Face Value
A monthly administrative charge is assessed as a redemption of units for the first twelve months after the initial purchase to compensate for related administrative costs.	$0.00 - $3.28 per thousand per month
Riders Monthly fees are charged as a redemption of units for the costs of various rider options and are assessed against policy value or rider coverage amount.	0.0125% of policy value up to a maximum of $31.25 or 0.01% of policy value $1.50 - $24.33 per $100 or $0.02 - $108.93 per thousand of rider coverage amount

8.  RELATED PARTY TRANSACTIONS

Policy owners' net payments represent premiums received from policyholders less certain deductions made by Protective Life in accordance with the policy terms. These deductions include, where appropriate, tax, surrender, cost of insurance protection and administrative charges. These deductions

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

8.  RELATED PARTY TRANSACTIONS — (Continued)

are made to the individual policies in accordance with the terms governing each policy as set forth in the Policy.

Protective Life offers a loan privilege to certain policy owners. Such policy owners may obtain loans using the Policy as the only security for the loan. Loans may be subject to provisions of The Internal Revenue Code of 1986, as amended. Loans outstanding were approximately $18.3 million at December 31, 2014.

Investment Distributors, Inc., a wholly owned subsidiary of PLC, is the principal underwriter for the Separate Account.

9.  SUBSEQUENT EVENTS

The Separate Account has evaluated the effects of events subsequent to December 31, 2014, and through the financial statement issuance date. All accounting and disclosure requirements related to subsequent events are included in our financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareowner of
Protective Life Insurance Company

In our opinion, the consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Protective Life Insurance Company and its subsidiaries at December 31, 2014 and 2013, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2014 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedules listed in the accompanying index present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. The Company's management is responsible for these financial statements and financial statement schedules. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. Our audits of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

As discussed in Note 5 to the consolidated financial statements, the Company's parent, Protective Life Corporation, was acquired on February 1, 2015 by The Dai-ichi Life Insurance Company, Limited. After completion of the acquisition, the Company is an ultimate wholly owned subsidiary of The Dai-ichi Life Insurance Company, Limited.

/s/ PricewaterhouseCoopers LLP

Birmingham, Alabama
March 24, 2015

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME

	For The Year Ended December 31,
	2014	2013	2012
	(Dollars In Thousands)
Revenues
Premiums and policy fees	$3,283,069	$2,967,322	$2,799,390
Reinsurance ceded	(1,395,743)	(1,387,437)	(1,310,097)
Net of reinsurance ceded	1,887,326	1,579,885	1,489,293
Net investment income	2,098,013	1,836,188	1,789,338
Realized investment gains (losses):
Derivative financial instruments	(13,492)	82,161	(227,816)
All other investments	205,302	(121,537)	232,836
Other-than-temporary impairment losses	(2,589)	(10,941)	(67,130)
Portion recognized in other comprehensive income (before taxes)	(4,686)	(11,506)	8,986
Net impairment losses recognized in earnings	(7,275)	(22,447)	(58,144)
Other income	294,333	250,420	230,553
Total revenues	4,464,207	3,604,670	3,456,060
Benefits and expenses
Benefits and settlement expenses, net of reinsurance ceded: (2014 — $1,223,804; 2013 — $1,207,781; 2012 — $1,228,897)	2,786,463	2,473,988	2,317,121
Amortization of deferred policy acquisition costs and value of business acquired	308,320	154,660	192,183
Other operating expenses, net of reinsurance ceded: (2014 — $199,824; 2013 — $199,079; 2012 — $200,442)	630,635	553,523	487,177
Total benefits and expenses	3,725,418	3,182,171	2,996,481
Income before income tax	738,789	422,499	459,579
Income tax (benefit) expense
Current	181,763	(18,298)	81,006
Deferred	65,075	149,195	70,037
Total income tax expense	246,838	130,897	151,043
Net income	$491,951	$291,602	$308,536

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	For The Year Ended December 31,
	2014	2013	2012
	(Dollars In Thousands)
Net income	$491,951	$291,602	$308,536
Other comprehensive income (loss):
Change in net unrealized gains (losses) on investments, net of income tax: (2014 — $529,838; 2013 — $(673,302); 2012 — $392,372)	983,985	(1,250,416)	728,692
Reclassification adjustment for investment amounts included in net income, net of income tax: (2014 — $(23,903); 2013 — $(15,396); 2012 — $(3,317))	(44,391)	(28,594)	(6,163)
Change in net unrealized gains (losses) relating to other-than-temporary impaired investments for which a portion has been recognized in earnings, net of income tax: (2014 — $1,883; 2013 — $2,472; 2012 — $16,227)	3,498	4,591	30,136
Change in accumulated (loss) gain — derivatives, net of income tax: (2014 — $(1); 2013 — $395; 2012 — $1,108)	(2)	734	2,058
Reclassification adjustment for derivative amounts included in net income, net of income tax: (2014 — $622; 2013 — $822; 2012 — $1,120)	1,155	1,527	2,080
Total other comprehensive income (loss)	944,245	(1,272,158)	756,803
Total comprehensive income (loss)	$1,436,196	$(980,556)	$1,065,339

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

	As of December 31,
	2014	2013
	(Dollars In Thousands)
Assets
Fixed maturities, at fair value (amortized cost: 2014 — $33,716,848; 2013 — $33,648,298)	$36,756,240	$34,804,919
Fixed maturities, at amortized cost (fair value: 2014 — $485,422; 2013 — $335,676)	435,000	365,000
Equity securities, at fair value (cost: 2014 — $735,297; 2013 — $632,652)	756,790	602,388
Mortgage loans (2014 and 2013 includes: $455,250 and $627,731 related to securitizations)	5,133,780	5,493,492
Investment real estate, net of accumulated depreciation (2014 — $246; 2013 — $937)	5,918	16,873
Policy loans	1,758,237	1,815,744
Other long-term investments	491,282	424,481
Short-term investments	246,717	133,025
Total investments	45,583,964	43,655,922
Cash	268,286	345,579
Accrued investment income	474,095	461,838
Accounts and premiums receivable, net of allowance for uncollectible amounts (2014 — $3,465; 2013 — $4,211)	81,137	101,324
Reinsurance receivables	5,907,662	6,008,010
Deferred policy acquisition costs and value of business acquired	3,155,046	3,476,622
Goodwill	77,577	80,675
Property and equipment, net of accumulated depreciation (2014 — $116,688; 2013 — $110,080)	51,760	51,071
Other assets	398,574	501,302
Income tax receivable	1,648	12,399
Assets related to separate accounts
Variable annuity	13,157,429	12,791,438
Variable universal life	834,940	783,618
Total assets	$69,992,118	$68,269,798
Liabilities
Future policy benefits and claims	$29,944,477	$29,771,958
Unearned premiums	1,515,001	1,500,394
Total policy liabilities and accruals	31,459,478	31,272,352
Stable value product account balances	1,959,488	2,559,552
Annuity account balances	10,950,729	11,125,253
Other policyholders' funds	1,430,325	1,214,380
Other liabilities	1,178,962	945,911
Deferred income taxes	1,611,864	1,041,420
Non-recourse funding obligations	1,527,752	1,495,448
Repurchase program borrowings	50,000	350,000
Liabilities related to separate accounts
Variable annuity	13,157,429	12,791,438
Variable universal life	834,940	783,618
Total liabilities	64,160,967	63,579,372
Commitments and contingencies — Note 13
Shareowner's equity
Preferred Stock; $1 par value, shares authorized: 2,000; Liquidation preference: $2,000	2	2
Common Stock, $1 par value, shares authorized and issued: 2014 and 2013 — 5,000,000	5,000	5,000
Additional paid-in-capital	1,437,787	1,433,258
Retained earnings	2,905,151	2,713,200
Accumulated other comprehensive income (loss):
Net unrealized gains (losses) on investments, net of income tax: (2014 — $796,488; 2013 — $290,553)	1,479,192	539,598
Net unrealized (losses) gains relating to other-than-temporary impaired investments for which a portion has been recognized in earnings, net of income tax: (2014 — $2,208; 2013 — $325)	4,101	603
Accumulated loss — derivatives, net of income tax: (2014 — $(45); 2013 — $(666))	(82)	(1,235)
Total shareowner's equity	5,831,151	4,690,426
Total liabilities and shareowner's equity	$69,992,118	$68,269,798

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF SHAREOWNER'S EQUITY

	Preferred Stock	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareowner's Equity
	(Dollars In Thousands)
Balance, December 31, 2011	$2	$5,000	$1,361,734	$2,456,293	$1,054,321	$4,877,350
Net income for 2012				308,536		308,536
Other comprehensive income					756,803	756,803
Comprehensive income for 2012						1,065,339
Capital contributions			1,524			1,524
Dividends paid to the parent company				(257,000)		(257,000)
Balance, December 31, 2012	$2	$5,000	$1,363,258	$2,507,829	$1,811,124	$5,687,213
Net income for 2013				291,602		291,602
Other comprehensive loss					(1,272,158)	(1,272,158)
Comprehensive loss for 2013						(980,556)
Capital contributions			70,000			70,000
Dividends paid to the parent company				(86,231)		(86,231)
Balance, December 31, 2013	$2	$5,000	$1,433,258	$2,713,200	$538,966	$4,690,426
Net income for 2014				491,951		491,951
Other comprehensive income					944,245	944,245
Comprehensive income for 2014						1,436,196
Capital contributions			4,529			4,529
Dividends paid to the parent company				(300,000)		(300,000)
Balance, December 31, 2014	$2	$5,000	$1,437,787	$2,905,151	$1,483,211	$5,831,151

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For The Year Ended December 31,
	2014	2013	2012
	(Dollars In Thousands)
Cash flows from operating activities
Net income	$491,951	$291,602	$308,536
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Realized investment losses (gains)	(184,535)	61,823	53,124
Amortization of deferred policy acquisition costs and value of business acquired	308,320	154,660	192,183
Capitalization of deferred policy acquisition costs	(293,612)	(345,885)	(311,960)
Depreciation expense	7,401	6,595	7,378
Deferred income tax	65,075	149,195	70,037
Accrued income tax	10,751	70,749	359
Interest credited to universal life and investment products	824,418	875,180	962,678
Policy fees assessed on universal life and investment products	(1,038,180)	(894,176)	(794,825)
Change in reinsurance receivables	100,348	97,523	(140,424)
Change in accrued investment income and other receivables	14,332	(34,551)	580
Change in policy liabilities and other policyholders' funds of traditional life and health products	92,823	95,421	300,523
Trading securities:
Maturities and principal reductions of investments	114,793	179,180	276,659
Sale of investments	353,250	256,938	454,150
Cost of investments acquired	(320,928)	(380,836)	(585,618)
Other net change in trading securities	(69,641)	38,999	(56,615)
Change in other liabilities	197,442	(78,240)	(22,009)
Other income — gains on repurchase of non-recourse funding obligations	(7,393)	(15,379)	(29,344)
Other, net	(22,961)	13,679	11,220
Net cash provided by operating activities	643,654	542,477	696,632
Cash flows from investing activities
Maturities and principal reductions of investments, available-for-sale	1,198,690	1,094,862	1,169,563
Sale of investments, available-for-sale	2,273,909	3,241,559	2,535,708
Cost of investments acquired, available-for-sale	(3,602,600)	(5,079,971)	(4,228,755)
Change in investments, held-to-maturity	(70,000)	(65,000)	(300,000)
Mortgage loans:
New lendings	(925,910)	(583,697)	(346,435)
Repayments	1,285,489	861,562	739,402
Change in investment real estate, net	13,032	(10,356)	4,927
Change in policy loans, net	57,507	17,181	14,428
Change in other long-term investments, net	(87,522)	(231,653)	(123,401)
Change in short-term investments, net	(71,015)	147,477	(82,282)
Net unsettled security transactions	30,212	7,373	37,169
Purchase of property and equipment	(8,088)	(10,275)	(6,157)
Payments for business acquisitions, net of cash acquired	(906)	(471,714)	—
Net cash provided by (used in) investing activities	92,798	(1,082,652)	(585,833)
Cash flows from financing activities
Issuance (repayment) of non-recourse funding obligations	32,348	46,000	198,300
Repurchase program borrowings	(300,000)	200,000	150,000
Capital contributions from PLC	4,529	70,000	—
Dividends paid to the parent company	(300,000)	(44,963)	(257,000)
Investment product deposits and change in universal life deposits	2,576,727	3,219,561	3,716,553
Investment product withdrawals	(2,827,305)	(2,874,426)	(3,818,845)
Other financing activities, net	(44)	—	—
Net cash (used in) provided by financing activities	(813,745)	616,172	(10,992)
Change in cash	(77,293)	75,997	99,807
Cash at beginning of period	345,579	269,582	169,775
Cash at end of period	$268,286	$345,579	$269,582

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BASIS OF PRESENTATION

Basis of Presentation

Protective Life Insurance Company (the "Company"), a stock life insurance company, was founded in 1907. The Company is a wholly owned subsidiary of Protective Life Corporation ("PLC"), an insurance holding company. On February 1, 2015, PLC became a wholly owned subsidiary of The Dai-ichi Life Insurance Company, Limited, a kabushiki kaisha organized under the laws of Japan ("Dai-ichi Life"), when DL Investment (Delaware), Inc. a wholly owned subsidiary of Dai-ichi Life, merged with and into PLC. Prior to February 1, 2015, and for the periods this report presents, PLC's stock was publicly traded on the New York Stock Exchange. PLC is a holding company with subsidiaries that provide financial services through the production, distribution, and administration of insurance and investment products.

The Company markets individual life insurance, credit life and disability insurance, guaranteed investment contracts, guaranteed funding agreements, fixed and variable annuities, and extended service contracts throughout the United States. The Company also maintains a separate segment devoted to the acquisition of insurance policies from other companies.

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Such accounting principles differ from statutory reporting practices used by insurance companies in reporting to state regulatory authorities (see also Note 21, Statutory Reporting Practices and Other Regulatory Matters).

The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to changing competition, economic conditions, interest rates, investment performance, insurance ratings, claims, persistency, and other factors.

Reclassifications

Certain reclassifications have been made in the previously reported financial statements and accompanying notes to make the prior year amounts comparable to those of the current year. Such reclassifications had no effect on previously reported net income or shareowners' equity.

Entities Included

The consolidated financial statements include the accounts of Protective Life Insurance Company and its affiliate companies in which the Company holds a majority voting or economic interest. Intercompany balances and transactions have been eliminated.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The most significant estimates include those used in determining deferred policy acquisition costs ("DAC") and related amortization periods, goodwill recoverability, value of business acquired ("VOBA"), investment and certain derivatives fair values, other-than-temporary impairments, future policy benefits, pension and other postretirement benefits, provisions for income taxes, reserves for contingent liabilities, reinsurance risk transfer assessments, and reserves for losses in connection with unresolved legal matters.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Significant Accounting Policies

Valuation of Investment Securities

The Company determines the appropriate classification of investment securities at the time of purchase and periodically re-evaluates such designations. Investment securities are classified as either trading, available-for-sale, or held-to-maturity securities. Investment securities classified as trading are recorded at fair value with changes in fair value recorded in realized gains (losses). Investment securities purchased for long term investment purposes are classified as available-for-sale and are recorded at fair value with changes in unrealized gains and losses, net of taxes, reported as a component of other comprehensive income (loss). Investment securities are classified as held-to-maturity when the Company has the intent and ability to hold the securities to maturity and are reported at amortized cost. Interest income on available-for-sale and held-to-maturity securities includes the amortization of premiums and accretion of discounts and are recorded in investment income.

The fair value of fixed maturity, short-term, and equity securities is determined by management after considering one of three primary sources of information: third party pricing services, non-binding independent broker quotations, or pricing matrices. Security pricing is applied using a "waterfall" approach whereby publicly available prices are first sought from third party pricing services, the remaining unpriced securities are submitted to independent brokers for non-binding prices, or lastly, securities are priced using a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Based on the typical trading volumes and the lack of quoted market prices for available-for-sale and trading fixed maturities, third party pricing services derive the majority of security prices from observable market inputs such as recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Certain securities are priced via independent non-binding broker quotations, which are considered to have no significant unobservable inputs. When using non- binding independent broker quotations, the Company obtains one quote per security, typically from the broker from which the Company purchased the security. A pricing matrix is used to price securities for which the Company is unable to obtain or effectively rely on either a price from a third party service or an independent broker quotation. Included in the pricing of other asset-backed securities, collateralized mortgage obligations ("CMOs"), and mortgage-backed securities ("MBS") are estimates of the rate of future prepayments of principal and underlying collateral support over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and rates of prepayments previously experienced at the interest rate levels projected for the underlying collateral. The basis for the cost of securities sold was determined at the Committee on Uniform Securities Identification Procedures ("CUSIP") level. The committee supplies a unique nine-character identification, called a CUSIP number, for each class of security approved for trading in the U.S., to facilitate clearing and settlement. These numbers are used when any buy and sell orders are recorded.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Each quarter the Company reviews investments with unrealized losses and tests for other-than-temporary impairments. The Company analyzes various factors to determine if any specific other-than-temporary asset impairments exist. These include, but are not limited to: 1) actions taken by rating agencies, 2) default by the issuer, 3) the significance of the decline, 4) an assessment of the Company's intent to sell the security (including a more likely than not assessment of whether the Company will be required to sell the security) before recovering the security's amortized cost, 5) the duration of the decline, 6) an economic analysis of the issuer's industry, and 7) the financial strength, liquidity, and recoverability of the issuer. Management performs a security by security review each quarter in evaluating the need for any other-than-temporary impairments. Although no set formula is used in this process, the investment performance, collateral position, and continued viability of the issuer are significant measures considered, and in some cases, an analysis regarding the Company's expectations for recovery of the security's entire amortized cost basis through the receipt of future cash flows is performed. Once a determination has been made that a specific other-than-temporary impairment exists, the security's basis is adjusted and an other-than-temporary impairment is recognized. Equity securities that are other-than-temporarily impaired are written down to fair value with a realized loss recognized in earnings. Other-than- temporary impairments to debt securities that the Company does not intend to sell and does not expect to be required to sell before recovering the security's amortized cost are written down to discounted expected future cash flows ("post impairment cost") and credit losses are recorded in earnings. The difference between the securities' discounted expected future cash flows and the fair value of the securities on the impairment date is recognized in other comprehensive income (loss) as a non-credit portion impairment. When calculating the post impairment cost for residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), and other asset-backed securities (collectively referred to as asset-backed securities or "ABS"), the Company considers all known market data related to cash flows to estimate future cash flows. When calculating the post impairment cost for corporate debt securities, the Company considers all contractual cash flows to estimate expected future cash flows. To calculate the post impairment cost, the expected future cash flows are discounted at the original purchase yield. Debt securities that the Company intends to sell or expects to be required to sell before recovery are written down to fair value with the change recognized in earnings.

Cash

Cash includes all demand deposits reduced by the amount of outstanding checks and drafts. As a result of the Company's cash management system, checks issued from a particular bank but not yet presented for payment may create negative book cash balances with the bank. Such negative balances are included in other liabilities and were immaterial as of December 31, 2014 and $41.3 million as of December 31, 2013, respectively. The Company has deposits with certain financial institutions which exceed federally insured limits. The Company has reviewed the creditworthiness of these financial institutions and believes there is minimal risk of a material loss.

Deferred Policy Acquisition Costs

The incremental direct costs associated with successfully acquired insurance policies, are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions and other costs of acquiring traditional life and health insurance, credit insurance, universal life insurance, and investment products. DAC are subject to recoverability testing at the end of each accounting

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

period. Traditional life and health insurance acquisition costs are amortized over the premium-payment period of the related policies in proportion to the ratio of annual premium income to the present value of the total anticipated premium income. Credit insurance acquisition costs are being amortized in proportion to earned premium. Acquisition costs for universal life and investment products are amortized over the lives of the policies in relation to the present value of estimated gross profits before amortization.

The Company makes certain assumptions regarding the mortality, persistency, expenses, and interest rates (equal to the rate used to compute liabilities for future policy benefits, currently 1.0% to 6.65%) the Company expects to experience in future periods when determining the present value of estimated gross profits. These assumptions are best estimates and are periodically updated whenever actual experience and/or expectations for the future change from that assumed. Additionally, these costs have been adjusted by an amount equal to the amortization that would have been recorded if unrealized gains or losses on investments associated with our universal life and investment products had been realized. Acquisition costs for stable value contracts are amortized over the term of the contracts using the effective yield method.

Value of Businesses Acquired

In conjunction with the acquisition of a block of insurance policies or investment contracts, a portion of the purchase price is allocated to the right to receive future gross profits from cash flow and earnings of the acquired insurance policies or investment contracts. This intangible asset, called VOBA, represents the actuarially estimated present value of future cash flows from the acquired policies. The estimated present value of future cash flows used in the calculation of the VOBA is based on certain assumptions, including mortality, persistency, expenses, and interest rates that the Company expects to experience in future years. These assumptions are best estimates and are periodically updated whenever actual experience and/or expectations for the future change from that assumed. The Company amortizes VOBA in proportion to gross premiums for traditional life products, in proportion to expected gross profits ("EGPs") for interest sensitive products, including accrued interest credited to account balances of up to approximately 8.75% and in proportion to estimated gross margin for policies within the Closed Block that was acquired as part of the MONY acquisition. VOBA is subject to annual recoverability testing.

Property and Equipment

The Company reports land, buildings, improvements, and equipment at cost, including interest capitalized during any acquisition or development period, less accumulated depreciation. The Company depreciates its assets using the straight-line method over the estimated useful lives of the assets. The Company's home office building is depreciated over a thirty-nine year useful life, furniture is depreciated over a ten year useful life, office equipment and machines are depreciated over a five year useful life, and software and computers are depreciated over a three year useful life. Major repairs or improvements are capitalized and depreciated over the estimated useful lives of the assets. Other repairs are expensed as incurred. The cost and related accumulated depreciation of property and equipment sold or retired are removed from the accounts, and resulting gains or losses are included in income.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Property and equipment consisted of the following:

	As of December 31,
	2014	2013
	(Dollars In Thousands)
Home office building	$75,109	$74,313
Data processing equipment	40,568	35,789
Other, principally furniture and equipment	52,771	51,049
	168,448	161,151
Accumulated depreciation	(116,688)	(110,080)
Total property and equipment	$51,760	$51,071

Separate Accounts

The separate account assets represent funds for which the Company does not bear the investment risk. These assets are carried at fair value and are equal to the separate account liabilities, which represent the policyholder's equity in those assets. The investment income and investment gains and losses on the separate account assets accrue directly to the policyholder. These amounts are reported separately as assets and liabilities related to separate accounts in the accompanying consolidated financial statements. Amounts assessed against policy account balances for the costs of insurance, policy administration, and other services are included in premiums and policy fees in the accompanying consolidated statements of income.

Stable Value Product Account Balances

The Stable Value Products segment sells fixed and floating rate funding agreements directly to the trustees of municipal bond proceeds, money market funds, bank trust departments, and other institutional investors. The segment also issues funding agreements to the Federal Home Loan Bank ("FHLB"), and markets guaranteed investment contracts ("GICs") to 401(k) and other qualified retirement savings plans. GICs are contracts which specify a return on deposits for a specified period and often provide flexibility for withdrawals at book value in keeping with the benefits provided by the plan. Additionally, the Company has contracts outstanding pursuant to a funding agreement-backed notes program registered with the United States Securities and Exchange Commission (the "SEC") which offered notes to both institutional and retail investors.

The segment's products complement the Company's overall asset/liability management in that the terms may be tailored to the needs of the Company as the seller of the contracts. Stable value product account balances include GICs and funding agreements the Company has issued. As of December 31, 2014 and 2013, the Company had $39.8 million and $0.2 billion, respectively, of stable value product account balances marketed through structured programs. Most GICs and funding agreements the Company has written have maturities of one to ten years.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

As of December 31, 2014, future maturities of stable value products were as follows:

Year of Maturity	Amount
(Dollars In Millions)
2015	$624.3
2016-2017	791.4
2018-2019	488.0
Thereafter	55.8

Derivative Financial Instruments

The Company records its derivative financial instruments in the consolidated balance sheet in "other long-term investments" and "other liabilities" in accordance with GAAP, which requires that all derivative instruments be recognized in the balance sheet at fair value. The change in the fair value of derivative financial instruments is reported either in the statement of income or in the other comprehensive income (loss), depending upon whether the derivative instrument qualified for and also has been properly identified as being part of a hedging relationship, and also on the type of hedging relationship that exists. For cash flow hedges, the effective portion of their gain or loss is reported as a component of other comprehensive income (loss) and reclassified into earnings in the period during which the hedged item impacts earnings. Any remaining gain or loss, the ineffective portion, is recognized in current earnings. For fair value hedge derivatives, their gain or loss as well as the offsetting loss or gain on the hedged item attributable to the hedged risk are recognized in current earnings. Effectiveness of the Company's hedge relationships is assessed on a quarterly basis. The Company reports changes in fair values of derivatives that are not part of a qualifying hedge relationship in earnings. Changes in the fair value of derivatives that are recognized in current earnings are reported in "Realized investment gains (losses) — Derivative financial instruments". For additional information, see Note 23, Derivative Financial Instruments.

Insurance Liabilities and Reserves

Establishing an adequate liability for the Company's obligations to policyholders requires the use of certain assumptions. Estimating liabilities for future policy benefits on life and health insurance products requires the use of assumptions relative to future investment yields, mortality, morbidity, persistency, and other assumptions based on the Company's historical experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Determining liabilities for the Company's property and casualty insurance products also requires the use of assumptions, including the projected levels of used vehicle prices, the frequency and severity of claims, and the effectiveness of internal processes designed to reduce the level of claims. The Company's results depend significantly upon the extent to which its actual claims experience is consistent with the assumptions the Company used in determining its reserves and pricing its products. The Company's reserve assumptions and estimates require significant judgment and, therefore, are inherently uncertain. The Company cannot determine with precision the ultimate amounts that it will pay for actual claims or the timing of those payments.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Guaranteed Minimum Withdrawal Benefits

The Company also establishes reserves for guaranteed minimum withdrawal benefits ("GMWB") on its variable annuity ("VA") products. The GMWB is valued in accordance with FASB guidance under the ASC Derivatives and Hedging Topic which utilizes the valuation technique prescribed by the ASC Fair Value Measurements and Disclosures Topic, which requires the liability to be recorded at fair value using current implied volatilities for the equity indices. The methods used to estimate the liabilities employ assumptions about mortality, lapses, policyholder behavior, equity market returns, interest rates, and market volatility. The Company assumes age-based mortality from the National Association of Insurance Commissioners 1994 Variable Annuity MGDB Mortality Table for company experience, with attained age factors varying from 44.5% to 100%. Differences between the actual experience and the assumptions used result in variances in profit and could result in losses. The Company reinsures certain risks associated with the GMWB to Shades Creek Captive Insurance ("Shades Creek"), a direct wholly owned insurance subsidiary of PLC. As of December 31, 2014, the Company's net GMWB liability held, including the impact of reinsurance was $25.9 million.

Goodwill

Accounting for goodwill requires an estimate of the future profitability of the associated lines of business to assess the recoverability of the capitalized acquisition goodwill. The Company evaluates the carrying value of goodwill at the segment (or reporting unit) level at least annually and between annual evaluations if events occur or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying amount. Such circumstances could include, but are not limited to: 1) a significant adverse change in legal factors or in business climate, 2) unanticipated competition, or 3) an adverse action or assessment by a regulator. When evaluating whether goodwill is impaired, the Company first determines through qualitative analysis whether relevant events and circumstances indicate that it is more likely than not that segment goodwill balances are impaired as of the testing date. If it is determined that it is more likely than not that impairment exists, the Company compares its estimate of the fair value of the reporting unit to which the goodwill is assigned to the reporting unit's carrying amount, including goodwill. The Company utilizes a fair value measurement (which includes a discounted cash flows analysis) to assess the carrying value of the reporting units in consideration of the recoverability of the goodwill balance assigned to each reporting unit as of the measurement date. The Company's material goodwill balances are attributable to certain of its operating segments (which are each considered to be reporting units). The cash flows used to determine the fair value of the Company's reporting units are dependent on a number of significant assumptions. The Company's estimates, which consider a market participant view of fair value, are subject to change given the inherent uncertainty in predicting future results and cash flows, which are impacted by such things as policyholder behavior, competitor pricing, capital limitations, new product introductions, and specific industry and market conditions. As of December 31, 2014, the Company performed its annual evaluation of goodwill and determined that no adjustment to impair goodwill was necessary. As of December 31, 2014, the Company had goodwill of $77.6 million.

Income Taxes

The Company is included in the consolidated federal income tax return of PLC. The Company utilizes the asset and liability method of accounting for income taxes in accordance with FASB ASC Topic 740.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

The method of allocation of current income taxes between the affiliates is subject to a written agreement under which the Company incurs a liability to PLC to the extent that a separate return calculation indicates that the Company has a federal income tax liability. If the Company has an income tax benefit, the benefit is recorded currently to the extent it can be carried back against prior years' separate company income tax expense. Any amount not carried back is carried forward on a separate company basis (generally without a time limit), and the tax benefit is reflected in future periods when the Company generates taxable income. Income taxes recoverable (payable) are recorded in income taxes receivable (payable), respectively, and are settled periodically, per the tax sharing agreement. In general, income tax provisions are based on the income reported for financial statement purposes. Deferred income taxes arise from the recognition of temporary differences between the basis of assets and liabilities determined for financial reporting purposes and the basis determined for income tax purposes. Such temporary differences are principally related to net unrealized gains (losses), deferred policy acquisition costs and value of business acquired, and future policy benefits and claims.

The Company analyzes whether it needs to establish a valuation allowance on each of its deferred tax assets. In performing this analysis, the Company first considers the need for a valuation allowance on each separate deferred tax asset. Ultimately, it analyzes this need in the aggregate in order to prevent the double-counting of expected future taxable income in each of the foregoing separate analyses.

Variable Interest Entities

The Company holds certain investments in entities in which its ownership interests could possibly be considered variable interests under Topic 810 of the FASB ASC (excluding debt and equity securities held as trading, available-for-sale, or held-to-maturity). The Company reviews the characteristics of each of these applicable entities and compares those characteristics to applicable criteria to determine whether the entity is a Variable Interest Entity ("VIE"). If the entity is determined to be a VIE, the Company then performs a detailed review to determine whether the interest would be considered a variable interest under the guidance. The Company then performs a qualitative review of all variable interests with the entity and determines whether the Company is the primary beneficiary. ASC 810 provides that an entity is the primary beneficiary of a VIE if the entity has 1) the power to direct the activities of the VIE that most significantly impact the VIE's economic performance, and 2) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE. For more information on the Company's investment in a VIE refer to Note 6, Investment Operations, to the consolidated financial statements.

Policyholder Liabilities, Revenues, and Benefits Expense

Traditional Life, Health, and Credit Insurance Products

Traditional life insurance products consist principally of those products with fixed and guaranteed premiums and benefits, and they include whole life insurance policies, term and term-like life insurance policies, limited payment life insurance policies, and certain annuities with life contingencies. Traditional life insurance premiums are recognized as revenue when due. Health and credit insurance premiums are recognized as revenue over the terms of the policies. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contracts. This is accomplished by

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

means of the provision for liabilities for future policy benefits and the amortization of DAC and VOBA. Gross premiums in excess of net premiums related to immediate annuities are deferred and recognized over the life of the policy.

Liabilities for future policy benefits on traditional life insurance products have been computed using a net level method including assumptions as to investment yields, mortality, persistency, and other assumptions based on the Company's experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Reserve investment yield assumptions on December 31, 2014, range from approximately 2.0% to 7.5%. The liability for future policy benefits and claims on traditional life, health, and credit insurance products includes estimated unpaid claims that have been reported to us and claims incurred but not yet reported. Policy claims are charged to expense in the period in which the claims are incurred.

Activity in the liability for unpaid claims for life and health insurance is summarized as follows:

	As of December 31,
	2014	2013		2012
	(Dollars In Thousands)
Balance beginning of year	$334,450	$326,633		$312,799
Less: reinsurance	117,502	155,341		161,450
Net balance beginning of year	216,948	171,292		151,349
Incurred related to:
Current year	1,075,005	698,028		702,555
Prior year	102,936	68,396		62,926
Total incurred	1,177,941	766,424		765,481
Paid related to:
Current year	1,017,193	682,877		664,744
Prior year	121,966	85,146		80,794
Total paid	1,139,159	768,023		745,538
Other changes:
Acquisition and reserve transfers	—	47,255	(1)	—
Net balance end of year	255,730	216,948		171,292
Add: reinsurance	163,671	117,502		155,341
Balance end of year	$419,401	$334,450		$326,633

(1)  This amount represents the net liability, before reinsurance, for unpaid claims as of December 31, 2013 for MONY Life Insurance Company. The claims activity from the acquisition date of October 1, 2013 through December 31, 2013 for MONY Life Insurance Company is not reflected in this chart.

Universal Life and Investment Products

Universal life and investment products include universal life insurance, guaranteed investment contracts, guaranteed funding agreements, deferred annuities, and annuities without life contingencies. Premiums and policy fees for universal life and investment products consist of fees that have been assessed against policy account balances for the costs of insurance, policy administration, and

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

surrenders. Such fees are recognized when assessed and earned. Benefit reserves for universal life and investment products represent policy account balances before applicable surrender charges plus certain deferred policy initiation fees that are recognized in income over the term of the policies. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policy account balances. Interest rates credited to universal life products ranged from 1.0% to 8.75% and investment products ranged from 0.2% to 10% in 2014.

The Company establishes liabilities for fixed indexed annuity ("FIA") products. These products are deferred fixed annuities with a guaranteed minimum interest rate plus a contingent return based on equity market performance. The FIA product is considered a hybrid financial instrument under the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC" or "Codification") Topic 815 — Derivatives and Hedging which allows the Company to make the election to value the liabilities of these FIA products at fair value. This election was made for the FIA products issued prior to 2010 as the policies were issued. These products are no longer being marketed. The changes in the fair value of the liability for these FIA products are recorded in Benefit and settlement expenses with the liability being recorded in Annuity account balances. For more information regarding the determination of fair value of annuity account balances please refer to Note 22, Fair Value of Financial Instruments. Premiums and policy fees for these FIA products consist of fees that have been assessed against the policy account balances for surrenders. Such fees are recognized when assessed and earned.

During 2013, the Company began marketing a new FIA product. These products are also deferred fixed annuities with a guaranteed minimum interest rate plus a contingent return based on equity market performance and are considered hybrid financial instruments under the FASB's ASC Topic 815 — Derivatives and Hedging. The Company did not elect to value these FIA products at fair value. As a result the Company accounts for the provision that provides for a contingent return based on equity market performance as an embedded derivative. The embedded derivative is bifurcated from the host contract and recorded at fair value in Other liabilities. Changes in the fair value of the embedded derivative are recorded in Realized investment gains (losses) — Derivative financial instruments. For more information regarding the determination of fair value of the FIA embedded derivative refer to Note 22, Fair Value of Financial Instruments. The host contract is accounted for as a debt instrument in accordance with ASC Topic 944 — Financial Services — Insurance and is recorded in Annuity account balances with any discount to the minimum account value being accreted using the effective yield method. Benefits and settlement expenses include accreted interest and benefit claims incurred during the period.

During 2014, the Company began marketing a new indexed universal life ("IUL") product. These products are universal life products with a guaranteed minimum interest rate plus a contingent return based on equity market performance and are considered hybrid financial instruments under the FASB's ASC Topic 815 — Derivatives and Hedging. The Company did not elect to value these IUL products at fair value. As a result the Company accounts for the provision that provides for a contingent return based on equity market performance as an embedded derivative. The embedded derivative is bifurcated from the host contract and recorded at fair value in Other liabilities. Changes in the fair value of the embedded derivative are recorded in Realized investment gains (losses) — Derivative financial instruments. For more information regarding the determination of fair value of the IUL embedded derivative refer to Note 22, Fair Value of Financial Instruments. The host contract is accounted for as a

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

debt instrument in accordance with ASC Topic 944 — Financial Services — Insurance and is recorded in Future policy benefits and claims with any discount to the minimum account value being accreted using the effective yield method. Benefits and settlement expenses include accreted interest and benefit claims incurred during the period.

The Company's accounting policies with respect to variable universal life ("VUL") and VA are identical except that policy account balances (excluding account balances that earn a fixed rate) are valued at fair value and reported as components of assets and liabilities related to separate accounts.

The Company establishes liabilities for guaranteed minimum death benefits ("GMDB") on its VA products. The methods used to estimate the liabilities employ assumptions about mortality and the performance of equity markets. The Company assumes age-based mortality from the National Association of Insurance Commissioners 1994 Variable Annuity MGDB Mortality Table for company experience, with attained age factors varying from 49% — 80%. Future declines in the equity market would increase the Company's GMDB liability. Differences between the actual experience and the assumptions used result in variances in profit and could result in losses. Our GMDB as of December 31, 2014, are subject to a dollar for dollar reduction upon withdrawal of related annuity deposits on contracts issued prior to January 1, 2003. The Company reinsures certain risks associated with the GMDB to Shades Creek. As of December 31, 2014, the GMDB reserve, including the impact of reinsurance was $21.7 million.

Property and Casualty Insurance Products

Property and casualty insurance products include service contract business, surety bonds, and guaranteed asset protection ("GAP). Premiums for service contracts and GAP products are recognized based on expected claim patterns. For all other products, premiums are generally recognized over the terms of the contract on a pro-rata basis. Fee income from providing administrative services is recognized as earned when the related services are performed. Unearned premium reserves are maintained for the portion of the premiums that is related to the unexpired period of the policy. Benefit reserves are recorded when insured events occur. Benefit reserves include case basis reserves for known but unpaid claims as of the balance sheet date as well as incurred but not reported ("IBNR") reserves for claims where the insured event has occurred but has not been reported to the Company as of the balance sheet date. The case basis reserves and IBNR are calculated based on historical experience and on assumptions relating to claim severity and frequency, the level of used vehicle prices, and other factors. These assumptions are modified as necessary to reflect anticipated trends.

Reinsurance

The Company uses reinsurance extensively in certain of its segments and accounts for reinsurance and the recognition of the impact of reinsurance costs in accordance with the ASC Financial Services — Insurance Topic. The following summarizes some of the key aspects of the Company's accounting policies for reinsurance.

Reinsurance Accounting Methodology — Ceded premiums of the Company's traditional life insurance products are treated as an offset to direct premium and policy fee revenue and are recognized when due to the assuming company. Ceded claims are treated as an offset to direct benefits and settlement expenses and are recognized when the claim is incurred on a direct basis.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Ceded policy reserve changes are also treated as an offset to benefits and settlement expenses and are recognized during the applicable financial reporting period. Expense allowances paid by the assuming companies which are allocable to the current period are treated as an offset to other operating expenses. Since reinsurance treaties typically provide for allowance percentages that decrease over the lifetime of a policy, allowances in excess of the "ultimate" or final level allowance are capitalized. Amortization of capitalized reinsurance expense allowances representing recovery of acquisition costs is treated as an offset to direct amortization of DAC or VOBA. Amortization of deferred expense allowances is calculated as a level percentage of expected premiums in all durations given expected future lapses and mortality and accretion due to interest.

The Company utilizes reinsurance on certain short duration insurance contracts (primarily issued through the Asset Protection segment). As part of these reinsurance transactions the Company receives reinsurance allowances which reimburse the Company for acquisition costs such as commissions and premium taxes. A ceding fee is also collected to cover other administrative costs and profits for the Company. As a component of reinsurance costs, reinsurance allowances are accounted for in accordance with the relevant provisions of ASC Financial Services — Insurance Topic, which state that reinsurance costs should be amortized over the contract period of the reinsurance if the contract is short-duration. Accordingly, reinsurance allowances received related to short-duration contracts are capitalized and charged to expense in proportion to premiums earned. Ceded unamortized acquisition costs are netted with direct unamortized acquisition costs in the balance sheet.

Ceded premiums and policy fees on the Company's fixed universal life ("UL"), VUL, bank-owned life insurance ("BOLI"), and annuity products reduce premiums and policy fees recognized by the Company. Ceded claims are treated as an offset to direct benefits and settlement expenses and are recognized when the claim is incurred on a direct basis. Ceded policy reserve changes are also treated as an offset to benefits and settlement expenses and are recognized during the applicable valuation period.

Since reinsurance treaties typically provide for allowance percentages that decrease over the lifetime of a policy, allowances in excess of the "ultimate" or final level allowance are capitalized. Amortization of capitalized reinsurance expense allowances are amortized based on future expected gross profits. Assumptions regarding mortality, lapses, and interest rates are continuously reviewed and may be periodically changed. These changes will result in "unlocking" that changes the balance in the ceded deferred acquisition cost and can affect the amortization of DAC and VOBA. Ceded unearned revenue liabilities are also amortized based on expected gross profits. Assumptions are based on the best current estimate of expected mortality, lapses and interest spread.

The Company has also assumed certain policy risks written by other insurance companies through reinsurance agreements. Premiums and policy fees as well as Benefits and settlement expenses include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Assumed reinsurance is accounted for in accordance with ASC Financial Services — Insurance Topic.

Reinsurance Allowances — Long-Duration Contracts — Reinsurance allowances are intended to reimburse the ceding company for some portion of the ceding company's commissions, expenses, and taxes. The amount and timing of reinsurance allowances (both first year and renewal allowances) are contractually determined by the applicable reinsurance contract and do not necessarily bear a relationship to the amount and incidence of expenses actually paid by the ceding company in any given year.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Ultimate reinsurance allowances are defined as the lowest allowance percentage paid by the reinsurer in any policy duration over the lifetime of a universal life policy (or through the end of the level term period for a traditional life policy). Ultimate reinsurance allowances are determined during the negotiation of each reinsurance agreement and will differ between agreements.

The Company determines its "cost of reinsurance" to include amounts paid to the reinsurer (ceded premiums) net of amounts reimbursed by the reinsurer (in the form of allowances). As noted within ASC Financial Services — Insurance Topic, "The difference, if any, between amounts paid for a reinsurance contract and the amount of the liabilities for policy benefits relating to the underlying reinsured contracts is part of the estimated cost to be amortized." The Company's policy is to amortize the cost of reinsurance over the life of the underlying reinsured contracts (for long-duration policies) in a manner consistent with the way in which benefits and expenses on the underlying contracts are recognized. For the Company's long-duration contracts, it is the Company's practice to defer reinsurance allowances as a component of the cost of reinsurance and recognize the portion related to the recovery of acquisition costs as a reduction of applicable unamortized acquisition costs in such a manner that net acquisition costs are capitalized and charged to expense in proportion to net revenue recognized. The remaining balance of reinsurance allowances are included as a component of the cost of reinsurance and those allowances which are allocable to the current period are recorded as an offset to operating expenses in the current period consistent with the recognition of benefits and expenses on the underlying reinsured contracts. This practice is consistent with the Company's practice of capitalizing direct expenses (e.g. commissions), and results in the recognition of reinsurance allowances on a systematic basis over the life of the reinsured policies on a basis consistent with the way in which acquisition costs on the underlying reinsured contracts would be recognized. In some cases reinsurance allowances allocable to the current period may exceed non-deferred direct costs, which may cause net other operating expenses (related to specific contracts) to be negative.

Amortization of Reinsurance Allowances — Reinsurance allowances do not affect the methodology used to amortize DAC and VOBA, or the period over which such DAC and VOBA are amortized. Reinsurance allowances offset the direct expenses capitalized, reducing the net amount that is capitalized. DAC and VOBA on traditional life policies are amortized based on the pattern of estimated gross premiums of the policies in force. Reinsurance allowances do not affect the gross premiums, so therefore they do not impact traditional life amortization patterns. DAC and VOBA on universal life products are amortized based on the pattern of estimated gross profits of the policies in force. Reinsurance allowances are considered in the determination of estimated gross profits, and therefore do impact amortization patterns.

Reinsurance Assets and Liabilities — Claim liabilities and policy benefits are calculated consistently for all policies in accordance with GAAP, regardless of whether or not the policy is reinsured. Once the claim liabilities and policy benefits for the underlying policies are estimated, the amounts recoverable from the reinsurers are estimated based on a number of factors including the terms of the reinsurance contracts, historical payment patterns of reinsurance partners, and the financial strength and credit worthiness of reinsurance partners and recorded as Reinsurance receivables on the balance sheet. Liabilities for unpaid reinsurance claims are produced from claims and reinsurance system records, which contain the relevant terms of the individual reinsurance contracts. The Company monitors claims due from reinsurers to ensure that balances are settled on a timely basis. Incurred but not reported claims are reviewed by the Company's actuarial staff to ensure that appropriate amounts are ceded.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

The Company analyzes and monitors the credit worthiness of each of its reinsurance partners to minimize collection issues. For newly executed reinsurance contracts with reinsurance companies that do not meet predetermined standards, the Company requires collateral such as assets held in trusts or letters of credit.

Components of Reinsurance Cost — The following income statement lines are affected by reinsurance cost:

Premiums and policy fees ("reinsurance ceded" on the Company's financial statements) represent consideration paid to the assuming company for accepting the ceding company's risks. Ceded premiums and policy fees increase reinsurance cost.

Benefits and settlement expenses include incurred claim amounts ceded and changes in ceded policy reserves. Ceded benefits and settlement expenses decrease reinsurance cost.

Amortization of deferred policy acquisition cost and VOBA reflects the amortization of capitalized reinsurance allowances representing recovery of acquisition costs. Ceded amortization decreases reinsurance cost.

Other expenses include reinsurance allowances paid by assuming companies to the Company less amounts representing recovery of acquisition costs. Reinsurance allowances decrease reinsurance cost.

The Company's reinsurance programs do not materially impact the other income line of the Company's income statement. In addition, net investment income generally has no direct impact on the Company's reinsurance cost. However, it should be noted that by ceding business to the assuming companies, the Company forgoes investment income on the reserves ceded to the assuming companies. Conversely, the assuming companies will receive investment income on the reserves assumed which will increase the assuming companies' profitability on business assumed from the Company.

Accounting Pronouncements Not Yet Adopted

Accounting Standards Update ("ASU") No. 2014-08 — Reporting Discontinued Operations and Disclosure of Disposals of Components of an Entity. This Update changes the requirements for reporting discontinued operations and related disclosures. The Update limits the definition of a discontinued operation to disposals that represent "strategic shifts" that will have a major effect on an entity's operation and financial results. Additionally, the Update requires enhanced disclosures about the components of discontinued operations and the financial effects of the disposal. The amendments in this Update are effective for annual and interim periods beginning after December 15, 2014. The Company is reviewing the additional disclosures required by the Update, and will apply the revised guidance to any disposals occurring after the effective date.

ASU No. 2014-09 — Revenue from Contracts with Customers (Topic 606). This Update provides for significant revisions to the recognition of revenue from contracts with customers across various industries. Under the new guidance, entities are required to apply a prescribed 5-step process to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The accounting for revenues associated with insurance products is not within the scope of this Update. The Update is effective for annual and interim periods beginning after December 15, 2016. The Company is reviewing its policies and processes to ensure compliance with the requirements in this Update, upon adoption.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

ASU No. 2014-11 — Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. This Update changes the requirements for classification of certain repurchase agreements, and will expand the use of secured borrowing accounting for repurchase-to-maturity transactions. In addition, the Update requires additional disclosures for repurchase agreements accounted for both as sales and as secured borrowings. The amendments in this Update are effective for annual and interim periods beginning after December 15, 2014. The Update is not expected to impact the Company's financial position or results of operations, and the Company has reviewed its policies and processes to ensure compliance with the additional disclosure requirements.

ASU No. 2014-15 — Presentation of Financial Statements — Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern. This Update will require management to assess an entity's ability to continue as a going concern, and will require footnote disclosures in certain circumstances. Under the updated guidance, management should consider relevant conditions and evaluate whether it is probable that the entity will be unable to meet its obligations within one year after the issuance date of the financial statements. The Update is effective for annual periods ending December 31, 2016 and interim periods thereafter, with early adoption is permitted. The amendments in this Update will not impact the Company's financial position or results of operations. However, the new guidance will require a formal assessment of going concern by management based on criteria prescribed in the new guidance. The Company is reviewing its policies and processes to ensure compliance with the new guidance.

ASU No. 2014-17 — Business Combinations (Topic 805). This Update relates to "pushdown accounting", which refers to pushing down the acquirer's accounting and reporting basis (which is recognized in conjunction with its accounting for a business combination) to the acquiree's standalone financial statements. The new guidance makes pushdown accounting optional for an acquiree that is a business or nonprofit activity when there is a change-in- control event (e.g., the acquirer in a business combination obtains control over the acquiree). In addition, the staff of the SEC released Staff Accounting Bulletin ("SAB") No. 115, which rescinds SAB Topic 5J, "New Basis of Accounting Required in Certain Circumstances" (the SEC staff's pre-existing guidance on pushdown accounting) and conforms SEC guidance on pushdown accounting to the FASB's new guidance. The new pushdown accounting guidance became effective upon its issuance on November 18, 2014. Although now optional, the Company expects to apply pushdown accounting to its standalone financial statements effective with the Company becoming a wholly owned subsidiary of Dai-ichi Life on February 1, 2015.

ASU No. 2015-02 — Consolidation — Amendments to the Consolidation Analysis. This Update makes several targeted changes to generally accepted accounting principles, including a) eliminating the presumption that a general partner should consolidate a limited partnership and b) eliminating the consolidation model specific to limited partnerships. The amendments also clarify when fees and related party relationships should be considered in the consolidation of variable interest entities. The amendments in this Update are effective for annual and interim periods beginning after December 15, 2015. The Company is reviewing its policies and processes to ensure compliance with the requirements in this Update, upon adoption.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.  SIGNIFICANT ACQUISITIONS

On October 1, 2013 the Company completed the acquisition contemplated by the master agreement (the "Master Agreement") dated April 10, 2013. Pursuant to that Master Agreement with AXA Financial, Inc. ("AXA") and AXA Equitable Financial Services, LLC ("AEFS"), the Company acquired the stock of MONY Life Insurance Company ("MONY") from AEFS and entered into a reinsurance agreement (the "Reinsurance Agreement") pursuant to which it reinsured on a 100% indemnity reinsurance basis certain business (the "MLOA Business") of MONY Life Insurance Company of America ("MLOA"). The final aggregate purchase price of MONY was $689 million. The ceding commission for the reinsurance of the MLOA Business was $370 million. Together, the purchase of MONY and reinsurance of the MLOA Business are hereto referred to as (the "MONY acquisition"). The MONY acquisition allowed the Company to invest its capital and increase the scale of its Acquisitions segment. The MONY acquisition business is comprised of traditional and universal life insurance policies and fixed and variable annuities, most of which were written prior to 2004.

The MONY acquisition was accounted for under the acquisition method of accounting under ASC Topic 805. In accordance with ASC 805-20-30, all identifiable assets acquired and liabilities assumed were measured at fair value as of the acquisition date. Within one year of the acquisition date, as a result of new information obtained about facts and circumstances that existed as of the acquisition date, the Company recorded certain measurement period adjustments to fixed maturities, mortgage loans, cash, accounts and premiums receivable, VOBA, other assets, deferred income taxes, future policy benefits and claims, other policyholders' funds, and other liabilities. These were customary adjustments that occurred during the normal course of reviewing and integrating the MONY acquisition. The net result on the amount of VOBA recorded by the Company in relation to the MONY acquisition was to decrease VOBA by approximately $14.0 million. This impact has been revised in the comparative consolidated balance sheet presented as of December 31, 2013. The Company has determined that the impact on amortization and other related amounts within the comparative interim and annual periods from that previously presented in the annual or interim consolidated condensed statements of income is immaterial. The amounts presented in the following table related to the MONY acquisition (presented as of the acquisition date of October 1, 2013) have been retrospectively revised for the aforementioned measurement period adjustments.

The following table summarizes the consideration paid for the acquisition and the determination of the fair value of assets acquired and liabilities assumed at the acquisition date:

Fair Value As of October 1, 2013
(Dollars In Thousands)
Assets
Fixed maturities, at fair value	$6,557,853
Equity securities, at fair value	108,413
Mortgage loans	830,415
Policy loans	967,534
Short-term investments	130,963
Total investments	8,595,178

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.  SIGNIFICANT ACQUISITIONS — (Continued)

Fair Value As of October 1, 2013
(Dollars In Thousands)
Cash	$216,164
Accrued investment income	114,695
Accounts and premiums receivable, net of allowance for uncollectible amounts	26,055
Reinsurance receivables	422,692
Value of business acquired	205,767
Other assets	5,104
Income tax receivable	21,197
Deferred income taxes	188,142
Separate account assets	195,452
Total assets	$9,990,446
Liabilities
Future policy benefits and claims	$7,645,969
Unearned premiums	3,066
Total policy liabilities and accruals	7,649,035
Annuity account balances	752,163
Other policyholders' funds	636,448
Other liabilities	66,124
Non-recourse funding obligation	2,548
Separate account liabilities	195,344
Total liabilities	9,301,662
Net assets acquired	$688,784

The following (unaudited) pro forma condensed consolidated results of operations assumes that the aforementioned acquisition was completed as of January 1, 2012:

	Unaudited For The Year Ended December 31,
	2013		2012
	(Dollars In Thousands)
Revenue	$4,245,388	(1)	$4,330,935
Net income	325,783	(2)	365,204

(1)  Includes $203.8 million of revenue recognized in the Company's net income for the year ended December 31, 2013.

(2)  Includes $27.9 million of pre-tax net income recognized by the Company for the year ended December 31, 2013.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  MONY CLOSED BLOCK OF BUSINESS

In 1998, MONY converted from a mutual insurance company to a stock corporation ("demutualization"). In connection with its demutualization, an accounting mechanism known as a closed block (the "Closed Block") was established for certain individuals' participating policies in force as of the date of demutualization. Assets, liabilities, and earnings of the Closed Block are specifically identified to support its participating policyholders. The Company acquired the Closed Block in conjunction with the MONY acquisition as discussed in Note 3, Significant Acquisitions.

Assets allocated to the Closed Block inure solely to the benefit of each Closed Block's policyholders and will not revert to the benefit of MONY or the Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of MONY's general account, any of MONY's separate accounts or any affiliate of MONY without the approval of the Superintendent of The New York State Insurance Department (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the general account.

The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in accumulated other comprehensive income (loss) ("AOCI")) at the acquisition date represented the estimated maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. In connection with the acquisition of MONY, the Company has developed an actuarial calculation of the expected timing of MONY's Closed Block's earnings as of October 1, 2013.

If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in the Company's net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

Many expenses related to Closed Block operations, including amortization of VOBA, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  MONY CLOSED BLOCK OF BUSINESS — (Continued)

Summarized financial information for the Closed Block as of December 31, 2013 and December 31, 2014 is as follows:

	As of December 31,
	2014	2013
	(Dollars In Thousands)
Closed block liabilities
Future policy benefits, policyholders' account balances and other	$6,138,505	$6,261,819
Policyholder dividend obligation	366,745	190,494
Other liabilities	53,838	1,259
Total closed block liabilities	6,559,088	6,453,572
Closed block assets
Fixed maturities, available-for-sale, at fair value	4,524,037	4,113,829
Equity securities, available-for-sale, at fair value	5,387	5,223
Mortgage loans on real estate	448,855	601,959
Policy loans	771,120	802,013
Cash and other invested assets	30,984	140,577
Other assets	221,270	206,938
Total closed block assets	6,001,653	5,870,539
Excess of reported closed block liabilities over closed block assets	557,435	583,033
Portion of above representing accumulated other comprehensive income:
Net unrealized investments gains (losses) net of deferred tax benefit of $0 and $1,074 net of policyholder dividend obligation of $106,886 and $12,720	—	(1,994)
Future earnings to be recognized from closed block assets and closed block liabilities	$557,435	$581,039

Reconciliation of the policyholder dividend obligation for the years ending December 31, 2013 and 2014 is as follows:

	For The Year Ended December 31,
	2014	2013
	(Dollars In Thousands)
Policyholder dividend obligation, beginning balance	$190,494	$213,350
Applicable to net revenue (losses)	(910)	(10,136)
Change in net unrealized investment gains (losses) allocated to policyholder dividend obligation	177,161	(12,720)
Policyholder dividend obligation, end of period	$366,745	$190,494

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  MONY CLOSED BLOCK OF BUSINESS — (Continued)

Closed Block revenues and expenses were as follows:

	For The Year Ended December 31,
	2014	2013
	(Dollars In Thousands)
Revenues
Premiums and other income	$212,765	$64,171
Net investment income	239,028	51,141
Net investment gains	10,528	9,252
Total revenues	462,321	124,564
Benefits and other deductions
Benefits and settlement expenses	417,667	113,564
Other operating expenses	674	548
Total benefits and other deductions	418,341	114,112
Net revenues before income taxes	43,980	10,452
Income tax expense	20,377	3,658
Net revenues	$23,603	$6,794

5.  DAI-ICHI MERGER

On February 1, 2015 PLC, subsequent to required approvals from PLC's shareholders and relevant regulatory authorities, became a wholly owned subsidiary as contemplated by the Agreement and Plan of Merger (the "Merger Agreement") with Dai-ichi Life and DL Investment (Delaware), Inc., a Delaware corporation and wholly owned subsidiary of Dai-ichi Life, which provides for the merger of DL Investment (Delaware), Inc. with and into PLC (the "Merger"), with PLC surviving the Merger as a wholly owned subsidiary of Dai-ichi Life. On February 1, 2015 each share of PLC's common stock outstanding was converted into the right to receive $70 per share, without interest, (the "Per Share Merger Consideration"). The aggregate cash consideration to be paid in connection with the Merger for the outstanding shares of common stock was approximately $5.6 billion.

The Merger resulted in the Company recognizing certain contingent or transaction related costs. Subsequent to the Merger, the Company will apply "pushdown" accounting by applying the guidance allowed by ASC 805, Business Combinations, including the initial recognition of most of the Company's assets and liabilities at fair value as of the acquisition date, and similarly goodwill calculated and recognized based on the terms of the transaction and the new basis of net assets of the Company. The new basis of accounting will be the basis of the accounting records in the preparation of future financial statements and related disclosures.

Treatment of Benefit Plans

At or immediately prior to the Merger, each stock appreciation right with respect to shares of PLC's Common Stock granted under any Stock Plan (each, a "SAR") that was outstanding and unexercised immediately prior to the Merger and that had a base price per share of Common Stock underlying such SAR (the "Base Price") that was less than the Per Share Merger Consideration (each such SAR, an

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  DAI-ICHI MERGER — (Continued)

"In-the-Money SAR"), whether or not exercisable or vested, was cancelled and converted into the right to receive an amount in cash less any applicable withholding taxes, determined by multiplying (i) the excess of the Per Share Merger Consideration over the Base Price of such In-the-Money SAR by (ii) the number of shares of PLC's Common Stock subject to such In- the-Money SAR (such amount, the "SAR Consideration").

At or immediately prior to the effective time of the merger, each restricted stock unit with respect to a share of Common Stock granted under any Stock Plan (each, a "RSU") that was outstanding immediately prior to the Merger, whether or not vested, was cancelled and converted into the right to receive an amount in cash, without interest, less any applicable withholding taxes, determined by multiplying (i) the Per Share Merger Consideration by (ii) the number of RSUs.

The number of performance shares earned for each award of performance shares granted under any Stock Plan will be calculated by determining the number of performance shares that would have been paid if the subject award period had ended on the December 31 immediately preceding the Merger (based on the conditions set for payment of performance share awards for the subject award period), provided that the number of performance shares earned for each award were not less than the aggregate number of performance shares at the target performance level. Each performance share earned that was outstanding immediately prior to the Merger, whether or not vested, was cancelled and converted into the right to receive an amount in cash, without interest, less any applicable withholding taxes, determined by multiplying (i) the Per Share Merger Consideration by (ii) the number of Performance Shares.

6.  INVESTMENT OPERATIONS

Major categories of net investment income are summarized as follows:

	For The Year Ended December 31,
	2014	2013	2012
	(Dollars In Thousands)
Fixed maturities	$1,711,722	$1,508,924	$1,453,018
Equity securities	41,533	26,735	20,740
Mortgage loans	360,778	333,093	349,845
Investment real estate	4,483	3,555	3,289
Short-term investments	109,592	72,433	62,887
	2,228,108	1,944,740	1,889,779
Other investment expenses	130,095	108,552	100,441
Net investment income	$2,098,013	$1,836,188	$1,789,338

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  INVESTMENT OPERATIONS — (Continued)

Net realized investment gains (losses) for all other investments are summarized as follows:

	For The Year Ended December 31,
	2014	2013	2012
	(Dollars In Thousands)
Fixed maturities	$75,074	$63,161	$67,669
Equity securities	495	3,276	(45)
Impairments on fixed maturity securities	(7,275)	(19,100)	(58,144)
Impairments on equity securities	—	(3,347)	—
Modco trading portfolio	142,016	(178,134)	177,986
Other investments	(12,283)	(9,840)	(12,774)
Total realized gains (losses) — investments	$198,027	$(143,984)	$174,692

For the year ended December 31, 2014, gross realized gains on investments available-for-sale (fixed maturities, equity securities, and short-term investments) were $76.7 million and gross realized losses were $8.1 million, including $6.9 million of impairment losses. For the year ended December 31, 2013, gross realized gains on investments available-for-sale (fixed maturities, equity securities, and short-term investments) were $72.6 million and gross realized losses were $27.9 million, including $21.7 million of impairment losses. For the year ended December 31, 2012, gross realized gains on investments available-for-sale (fixed maturities, equity securities, and short-term investments) were $73.2 million and gross realized losses were $60.3 million, including $54.7 million of impairment losses.

For the year ended December 31, 2014, the Company sold securities in an unrealized gain position with a fair value (proceeds) of $1.7 billion. The gain realized on the sale of these securities was $76.7 million. For the year ended December 31, 2013, the Company sold securities in an unrealized gain position with a fair value (proceeds) of $2.3 billion. The gain realized on the sale of these securities was $72.6 million. For the year ended December 31, 2012, the Company sold securities in an unrealized gain position with a fair value (proceeds) of $1.6 billion. The gain realized on the sale of these securities was $73.2 million.

For the year ended December 31, 2014, the Company sold securities in an unrealized loss position with a fair value (proceeds) of $22.9 million. The loss realized on the sale of these securities was $1.2 million. The Company made the decision to exit these holdings in conjunction with our overall asset liability management process.

For the year ended December 31, 2013, the Company sold securities in an unrealized loss position with a fair value (proceeds) of $398.2 million. The loss realized on the sale of these securities was $6.2 million. The Company made the decision to exit these holdings in conjunction with our overall asset liability management process.

For the year ended December 31, 2012, the Company sold securities in an unrealized loss position with a fair value (proceeds) of $38.0 million. The loss realized on the sale of these securities was $5.6 million. The Company made the decision to exit these holdings in order to reduce its European financial exposure.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  INVESTMENT OPERATIONS — (Continued)

The amortized cost and fair value of the Company's investments classified as available-for-sale as of December 31, are as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Total OTTI Recognized in OCI(1)
	(Dollars In Thousands)
2014
Fixed maturities:
Bonds
Residential mortgage-backed securities	$1,374,141	$56,381	$(12,264)	$1,418,258	$6,404
Commercial mortgage-backed securities	1,119,979	59,637	(2,364)	1,177,252	—
Other asset-backed securities	857,365	17,961	(35,950)	839,376	(95)
U.S. government-related securities	1,394,028	44,149	(9,282)	1,428,895	—
Other government-related securities	16,939	3,233	—	20,172	—
States, municipals, and political subdivisions	1,391,526	296,594	(431)	1,687,689	—
Corporate bonds	24,744,050	2,760,703	(138,975)	27,365,778	—
	30,898,028	3,238,658	(199,266)	33,937,420	6,309
Equity securities	713,813	35,646	(14,153)	735,306	—
Short-term investments	151,572	—	—	151,572	—
	$31,763,413	$3,274,304	$(213,419)	$34,824,298	$6,309
2013
Fixed maturities:
Bonds
Residential mortgage-backed securities	$1,435,349	$34,255	$(24,536)	$1,445,068	$979
Commercial mortgage-backed securities	963,461	26,900	(19,705)	970,656	—
Other asset-backed securities	926,396	15,135	(69,548)	871,983	(51)
U.S. government-related securities	1,529,818	32,150	(54,078)	1,507,890	—
Other government-related securities	49,171	2,257	(1)	51,427	—
States, municipals, and political subdivisions	1,315,457	103,663	(8,291)	1,410,829	—
Corporate bonds	24,630,156	1,510,233	(391,813)	25,748,576	—
	30,849,808	1,724,593	(567,972)	32,006,429	928
Equity securities	611,473	6,068	(36,332)	581,209	—
Short-term investments	80,582	—	—	80,582	—
	$31,541,863	$1,730,661	$(604,304)	$32,668,220	$928

(1)  These amounts are included in the gross unrealized gains and gross unrealized losses columns above.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  INVESTMENT OPERATIONS — (Continued)

The amortized cost and fair value of the Company's investments classified as held-to-maturity as of December 31, 2014 are as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Total OTTI Recognized in OCI
2014
Fixed maturities:
Other	$435,000	$50,422	$—	$485,422	$—
	$435,000	$50,422	$—	$485,422	$—
2013
Fixed maturities:
Other	$365,000	$—	$(29,324)	$335,676	$—
	$365,000	$—	$(29,324)	$335,676	$—

During the year ended December 31, 2014 and 2013, the Company did not record any other-than-temporary impairments on held-to-maturity securities. The Company's held-to-maturity securities did not have any gross unrecognized holding losses for the year ended December 31, 2014 and $29.3 million for the year ended December 31, 2013. The Company does not consider these unrecognized holding losses to be other-than-temporary based on certain positive factors associated with the securities which include credit ratings, financial health of the issuer, continued access of the issuer to capital markets and other pertinent information.

As of December 31, 2014 and 2013, the Company had an additional $2.8 billion and $2.8 billion of fixed maturities, $21.5 million and $21.2 million of equity securities, and $95.1 million and $52.4 million of short-term investments classified as trading securities, respectively.

The amortized cost and fair value of available-for-sale and held-to-maturity fixed maturities as of December 31, 2014, by expected maturity, are shown below. Expected maturities of securities without a single maturity date are allocated based on estimated rates of prepayment that may differ from actual rates of prepayment.

	Available-for-Sale		Held-to-Maturity
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(Dollars In Thousands)		(Dollars In Thousands)
Due in one year or less	$1,033,959	$1,045,159	$—	$—
Due after one year through five years	7,084,156	7,547,483	—	—
Due after five years through ten years	6,203,383	6,519,436	—	—
Due after ten years	16,576,530	18,825,342	435,000	485,422
	$30,898,028	$33,937,420	$435,000	$485,422

During the year ended December 31, 2014, the Company recorded pre-tax other-than-temporary impairments of investments of $2.6 million, all of which were related to fixed maturities. Credit impairments recorded in earnings during the year ended December 31, 2014, were $7.3 million. During the year ended December 31, 2014, $4.7 million of non-credit losses previously recorded in other comprehensive income were recorded in earnings as credit losses. There were no other-than-temporary

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  INVESTMENT OPERATIONS — (Continued)

impairments related to fixed maturities or equity securities that the Company intended to sell or expected to be required to sell for the year ended December 31, 2014.

During the year ended December 31, 2013, the Company recorded pre-tax other-than-temporary impairments of investments of $10.9 million, of which $7.6 million were related to fixed maturities and $3.3 million were related to equity securities. Credit impairments recorded in earnings during the year ended December 31, 2013, were $22.4 million. During the year ended December 31, 2013, $11.5 million of non-credit losses previously recorded in other comprehensive income were recorded in earnings as credit losses. There were no other-than-temporary impairments related to fixed maturities or equity securities that the Company intended to sell or expected to be required to sell for the year ended December 31, 2013.

During the year ended December 31, 2012, the Company recorded pre-tax other-than-temporary impairments of investments of $67.1 million all of which were related to fixed maturities. Of the $67.1 million of impairments for the year ended December 31, 2012, $58.1 million were recorded in earnings and $9.0 million were recorded in other comprehensive income (loss). There were no impairments related to equity securities. For the year ended December 31, 2012, there were no other-than-temporary impairments related to fixed maturities or equity securities that the Company intended to sell or expected to be required to sell.

The following chart is a rollforward of available-for-sale credit losses on fixed maturities held by the Company for which a portion of an other-than-temporary impairment was recognized in other comprehensive income (loss):

	For The Year Ended December 31,
	2014	2013	2012
	(Dollars In Thousands)
Beginning balance	$41,674	$121,237	$69,476
Additions for newly impaired securities	—	3,516	26,544
Additions for previously impaired securities	2,263	12,066	25,217
Reductions for previously impaired securities due to a change in expected cash flows	(28,474)	(87,908)	—
Reductions for previously impaired securities that were sold in the current period	—	(7,237)	—
Other	—	—	—
Ending balance	$15,463	$41,674	$121,237

The following table includes the gross unrealized losses and fair value of the Company's investments that are not deemed to be other-than-temporarily impaired, aggregated by investment category and

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  INVESTMENT OPERATIONS — (Continued)

length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2014:

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
	(Dollars In Thousands)
Residential mortgage- backed securities	$165,877	$(9,547)	$67,301	$(2,717)	$233,178	$(12,264)
Commercial mortgage- backed securities	49,908	(334)	102,529	(2,030)	152,437	(2,364)
Other asset-backed securities	108,665	(6,473)	537,488	(29,477)	646,153	(35,950)
U.S. government-related securities	231,917	(3,868)	280,803	(5,414)	512,720	(9,282)
Other government-related securities	—	—	—	—	—	—
States, municipalities, and political subdivisions	1,905	(134)	10,481	(297)	12,386	(431)
Corporate bonds	1,657,103	(76,285)	776,863	(62,690)	2,433,966	(138,975)
Equities	17,430	(218)	129,509	(13,935)	146,939	(14,153)
	$2,232,805	$(96,859)	$1,904,974	$(116,560)	$4,137,779	$(213,419)

RMBS have a gross unrealized loss greater than twelve months of $2.7 million as of December 31, 2014. Factors such as the credit enhancement within the deal structure, the average life of the securities, and the performance of the underlying collateral support the recoverability of these investments.

CMBS have a gross unrealized loss greater than twelve months of $2.0 million as of December 31, 2014. Factors such as the credit enhancement within the deal structure, the average life of the securities, and the performance of the underlying collateral support the recoverability of these investments.

The other asset-backed securities have a gross unrealized loss greater than twelve months of $29.5 million as of December 31, 2014. This category predominately includes student-loan backed auction rate securities, the underlying collateral, of which is at least 97% guaranteed by the Federal Family Education Loan Program ("FFELP"). These unrealized losses have occurred within the Company's auction rate securities ("ARS") portfolio since the market collapse during 2008. At this time, the Company has no reason to believe that the U.S. Department of Education would not honor the FFELP guarantee, if it were necessary.

The U.S. government-related category has gross unrealized losses greater than twelve months of $5.4 million as of December 31, 2014. These declines were entirely related to changes in interest rates.

The corporate bonds category has gross unrealized losses greater than twelve months of $62.7 million as of December 31, 2014. The aggregate decline in market value of these securities was deemed

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  INVESTMENT OPERATIONS — (Continued)

temporary due to positive factors supporting the recoverability of the respective investments. Positive factors considered include credit ratings, the financial health of the issuer, the continued access of the issuer to capital markets, and other pertinent information.

The equities category has a gross unrealized loss greater than twelve months of $14.0 million as of December 31, 2014. The aggregate decline in market value of these securities was deemed temporary due to factors supporting the recoverability of the respective investments. Positive factors include credit ratings, the financial health of the issuer, the continued access of the issuer to the capital markets, and other pertinent information.

The Company does not consider these unrealized loss positions to be other-than-temporary, based on the aggregate factors discussed previously and because the Company has the ability and intent to hold these investments until the fair values recover, and does not intend to sell or expect to be required to sell the securities before recovering the Company's amortized cost of the securities.

The following table includes the gross unrealized losses and fair value of the Company's investments that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2013:

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
	(Dollars In Thousands)
Residential mortgage- backed securities	$332,812	$(14,050)	$209,818	$(10,486)	$542,630	$(24,536)
Commercial mortgage- backed securities	429,228	(18,467)	13,840	(1,238)	443,068	(19,705)
Other asset-backed securities	175,846	(14,555)	497,512	(54,993)	673,358	(69,548)
U.S. government-related securities	891,698	(53,508)	6,038	(570)	897,736	(54,078)
Other government-related securities	10,161	(1)	—	—	10,161	(1)
States, municipalities, and political subdivisions	172,157	(8,113)	335	(178)	172,492	(8,291)
Corporate bonds	7,480,163	(353,069)	271,535	(38,744)	7,751,698	(391,813)
Equities	376,776	(27,861)	21,764	(8,471)	398,540	(36,332)
	$9,868,841	$(489,624)	$1,020,842	$(114,680)	$10,889,683	$(604,304)

RMBS had a gross unrealized loss greater than twelve months of $10.5 million as of December 31, 2013. Factors such as the credit enhancement within the deal structure, the average life of the securities, and the performance of the underlying collateral support the recoverability of these investments.

CMBS had a gross unrealized loss greater than twelve months of $1.2 million as of December 31, 2013. Factors such as the credit enhancement within the deal structure, the average life of the

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  INVESTMENT OPERATIONS — (Continued)

securities, and the performance of the underlying collateral support the recoverability of these investments.

The other asset-backed securities had a gross unrealized loss greater than twelve months of $55.0 million as of December 31, 2013. This category predominately includes student-loan backed auction rate securities, the underlying collateral, of which is at least 97% guaranteed by the FFELP. These unrealized losses have occurred within the Company's ARS portfolio since the market collapse during 2008. At this time, the Company has no reason to believe that the U.S. Department of Education would not honor the FFELP guarantee, if it were necessary.

The corporate bonds category had gross unrealized losses less than and greater than twelve months of $353.1 million and $38.7 million, respectively, as of December 31, 2013. The aggregate decline in market value of these securities was deemed temporary due to positive factor supporting the recoverability of the respective investments. Positive factors considered include credit ratings, the financial health of the issuer, the continued access of the issuer to capital markets, and other pertinent information.

The equities category had a gross unrealized loss greater than twelve months of $8.5 million as of December 31, 2013. The aggregate decline in market value of these securities was deemed temporary due to factors supporting the recoverability of the respective investments. Positive factors include credit ratings, the financial health of the issuer, the continued access of the issuer to the capital markets, and other pertinent information.

The Company does not consider these unrealized loss positions to be other-than-temporary, based on the aggregate factors discussed previously and because the Company has the ability and intent to hold these investments until the fair values recover, and does not intend to sell or expect to be required to sell the securities before recovering the Company's amortized cost of the securities.

As of December 31, 2014, the Company had securities in its available-for-sale portfolio which were rated below investment grade of $1.6 billion and had an amortized cost of $1.6 billion. In addition, included in the Company's trading portfolio, the Company held $315.1 million of securities which were rated below investment grade. Approximately $360.1 million of the below investment grade securities were not publicly traded.

The change in unrealized gains (losses), net of income tax, on fixed maturity and equity securities, classified as available-for-sale is summarized as follows:

	For The Year Ended December 31,
	2014	2013	2012
	(Dollars In Thousands)
Fixed maturities	$1,224,248	$(1,269,277)	$819,152
Equity securities	33,642	(20,899)	8,484

The Company held $9.0 million of non-income producing securities for the year ended December 31, 2014.

Included in the Company's invested assets are $1.8 billion of policy loans as of December 31, 2014. The interest rates on standard policy loans range from 3.0% to 13.64%. The collateral loans on life insurance policies have an interest rate of 13.64%.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  INVESTMENT OPERATIONS — (Continued)

Variable Interest Entities

The Company holds certain investments in entities in which its ownership interests could possibly be considered variable interests under Topic 810 of the FASB ASC (excluding debt and equity securities held as trading, available-for-sale, or held-to-maturity). The Company reviews the characteristics of each of these applicable entities and compares those characteristics to applicable criteria to determine whether the entity is a Variable Interest Entity ("VIE"). If the entity is determined to be a VIE, the Company then performs a detailed review to determine whether the interest would be considered a variable interest under the guidance. The Company then performs a qualitative review of all variable interests with the entity and determines whether the Company is the primary beneficiary. ASC 810 provides that an entity is the primary beneficiary of a VIE if the entity has 1) the power to direct the activities of the VIE that most significantly impact the VIE's economic performance, and 2) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE.

Based on this analysis, the Company had an interest in one wholly owned subsidiary, Red Mountain, LLC ("Red Mountain"), that continued to be classified as a VIE as of December 31, 2014 and December 31, 2013. The activity most significant to Red Mountain is the issuance of a note in connection with a financing transaction involving Golden Gate V Vermont Captive Insurance Company ("Golden Gate V") and the Company in which Golden Gate V issued non-recourse funding obligations to Red Mountain and Red Mountain issued the note to Golden Gate V. Credit enhancement on the Red Mountain Note is provided by an unrelated third party. For details of this transaction, see Note 9, Debt and Other Obligations. The Company had the power, via its 100% ownership through an affiliate, to direct the activities of the VIE, but did not have the obligation to absorb losses related to the primary risks or sources of variability to the VIE. The variability of loss would be borne primarily by the third party in its function as provider of credit enhancement on the Red Mountain Note. Accordingly, it was determined that the Company is not the primary beneficiary of the VIE. The Company's risk of loss related to the VIE is limited to its investment of $10,000. Additionally, PLC has guaranteed the VIE's payment obligation for the credit enhancement fee to the unrelated third party provider. As of December 31, 2014 no payments have been made or required related to this guarantee.

7.  MORTGAGE LOANS

Mortgage Loans

The Company invests a portion of its investment portfolio in commercial mortgage loans. As of December 31, 2014, the Company's mortgage loan holdings were approximately $5.1 billion. The Company has specialized in making loans on either credit-oriented commercial properties or credit-anchored strip shopping centers and apartments. The Company's underwriting procedures relative to its commercial loan portfolio are based, in the Company's view, on a conservative and disciplined approach. The Company concentrates on a small number of commercial real estate asset types associated with the necessities of life (retail, multi-family, senior living, professional office buildings, and warehouses). The Company believes that these asset types tend to weather economic downturns better than other commercial asset classes in which it has chosen not to participate. The Company believes that this disciplined approach has helped to maintain a relatively low delinquency and foreclosure rate throughout its history. The majority of the Company's mortgage loans portfolio was underwritten and funded by the Company. From time to time, the Company may acquire loans in conjunction with an acquisition.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  MORTGAGE LOANS — (Continued)

The Company's commercial mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, and net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income.

The following table includes a breakdown of the Company's commercial mortgage loan portfolio by property type as of December 31, 2014:

Type	Percentage of Mortgage Loans on Real Estate
Retail	61.7%
Office Buildings	13.3
Apartments	9.6
Warehouses	7.8
Other	7.6
100.0%

The Company specializes in originating mortgage loans on either credit-oriented or credit-anchored commercial properties. No single tenant's exposure represents more than 2.2% of mortgage loans. Approximately 71.8% of the mortgage loans are on properties located in the following states:

State	Percentage of Mortgage Loans on Real Estate
Texas	10.1%
Alabama	8.2
Georgia	8.0
Florida	7.3
Tennessee	6.6
South Carolina	4.8
North Carolina	4.5
Utah	4.2
New York	4.2
Ohio	4.0
California	4.0
Virginia	3.0
Michigan	2.9
71.8%

During 2014, the Company funded approximately $869.7 million of new loans, with an average loan size of $5.8 million. The average size mortgage loan in the portfolio as of December 31, 2014, was $2.8 million, and the weighted-average interest rate was 5.72%. The largest single mortgage loan was $50.0 million.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  MORTGAGE LOANS — (Continued)

Many of the mortgage loans have call options or interest rate reset options between 3 and 10 years. However, if interest rates were to significantly increase, we may be unable to exercise the call options or increase the interest rates on our existing mortgage loans commensurate with the significantly increased market rates. Assuming the loans are called at their next call dates, approximately $243.6 million would become due in 2015, $961.8 million in 2016 through 2020, $392.6 million in 2021 through 2025, and $120.8 million thereafter.

The Company offers a type of commercial mortgage loan under which the Company will permit a loan-to-value ratio of up to 85% in exchange for a participating interest in the cash flows from the underlying real estate. As of December 31, 2014 and December 31, 2013, approximately $553.6 million and $666.6 million, respectively, of the Company's mortgage loans have this participation feature. Cash flows received as a result of this participation feature are recorded as interest income. During the year ended December 31, 2014 and 2013, the Company recognized $16.7 million and $17.9 million of participating mortgage loan income, respectively.

As of December 31, 2014, approximately $24.5 million, or 0.05%, of invested assets consisted of nonperforming, restructured or mortgage loans that were foreclosed and were converted to real estate properties. The Company does not expect these investments to adversely affect its liquidity or ability to maintain proper matching of assets and liabilities. During the year ended December 31, 2014, certain mortgage loan transactions occurred that were accounted for as troubled debt restructurings under Topic 310 of the FASB ASC. For all mortgage loans, the impact of troubled debt restructurings is generally reflected in our investment balance and in the allowance for mortgage loan credit losses. Transactions accounted for as troubled debt restructurings during the year ended December 31, 2014 included either the acceptance of assets in satisfaction of principal at a future date or the recognition of permanent impairments to principal, and were the result of agreements between the creditor and the debtor. During the year ended December 31, 2014, the Company accepted or agreed to accept assets of $33.0 million in satisfaction of $41.7 million of principal. The Company also identified one loan whose principal of $12.6 million was permanently impaired to a value of $7.3 million. These transactions resulted in realized losses of $10.3 million and a decrease in the Company's investment in mortgage loans net of existing allowances for mortgage loans losses. Of the mortgage loan transactions accounted for as troubled debt restructurings, $23.3 million remain on the Company's balance sheet as of December 31, 2014.

The Company's mortgage loan portfolio consists of two categories of loans: 1) those not subject to a pooling and servicing agreement and 2) those subject to a contractual pooling and servicing agreement. As of December 31, 2014, $24.5 million of mortgage loans not subject to a pooling and servicing agreement were nonperforming, restructured, or foreclosed and converted to real estate. Of the restructured loans, $1.5 million were nonperforming during the year ended December 31, 2014. The Company foreclosed on $1.2 million of nonperforming loans not subject to a pooling and servicing agreement during the year ended December 31, 2014.

As of December 31, 2014, none of the loans subject to a pooling and servicing agreement were nonperforming. The Company did not foreclose on any nonperforming loans subject to pooling and servicing agreement during the year ended December 31, 2014.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  MORTGAGE LOANS — (Continued)

As of December 31, 2014 and 2013, the Company had an allowance for mortgage loan credit losses of $5.7 million and $3.1 million, respectively. Due to the Company's loss experience and nature of the loan portfolio, the Company believes that a collectively evaluated allowance would be inappropriate. The Company believes an allowance calculated through an analysis of specific loans that are believed to have a higher risk of credit impairment provides a more accurate presentation of expected losses in the portfolio and is consistent with the applicable guidance for loan impairments in ASC Subtopic 310. Since the Company uses the specific identification method for calculating the allowance, it is necessary to review the economic situation of each borrower to determine those that have higher risk of credit impairment. The Company has a team of professionals that monitors borrower conditions such as payment practices, borrower credit, operating performance, and property conditions, as well as ensuring the timely payment of property taxes and insurance. Through this monitoring process, the Company assesses the risk of each loan. When issues are identified, the severity of the issues are assessed and reviewed for possible credit impairment. If a loss is probable, an expected loss calculation is performed and an allowance is established for that loan based on the expected loss. The expected loss is calculated as the excess carrying value of a loan over either the present value of expected future cash flows discounted at the loan's original effective interest rate, or the current estimated fair value of the loan's underlying collateral. A loan may be subsequently charged off at such point that the Company no longer expects to receive cash payments, the present value of future expected payments of the renegotiated loan is less than the current principal balance, or at such time that the Company is party to foreclosure or bankruptcy proceedings associated with the borrower and does not expect to recover the principal balance of the loan.

A charge off is recorded by eliminating the allowance against the mortgage loan and recording the renegotiated loan or the collateral property related to the loan as investment real estate on the balance sheet, which is carried at the lower of the appraised fair value of the property or the unpaid principal balance of the loan, less estimated selling costs associated with the property:

	As of December 31,
	2014	2013
	(Dollars In Thousands)
Beginning balance	$3,130	$2,875
Charge offs	(675)	(6,838)
Recoveries	(2,600)	(1,016)
Provision	5,865	8,109
Ending balance	$5,720	$3,130

It is the Company's policy to cease to carry accrued interest on loans that are over 90 days delinquent. For loans less than 90 days delinquent, interest is accrued unless it is determined that the accrued interest is not collectible. If a loan becomes over 90 days delinquent, it is the Company's general policy to initiate foreclosure proceedings unless a workout arrangement to bring the loan current is in place. For loans subject to a pooling and servicing agreement, there are certain additional restrictions and/or requirements related to workout proceedings, and as such, these loans may have different attributes and/or circumstances affecting the status of delinquency or

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  MORTGAGE LOANS — (Continued)

categorization of those in nonperforming status. An analysis of the delinquent loans is shown in the following chart as of December 31:

	30-59 Days Delinquent	60-89 Days Delinquent	Greater than 90 Days Delinquent	Total Delinquent
	(Dollars In Thousands)
2014
Commercial mortgage loans	$8,972	$—	$1,484	$10,456
Number of delinquent commercial mortgage loans	4	—	1	5
2013
Commercial mortgage loans	$14,368	$—	$2,208	$16,576
Number of delinquent commercial mortgage loans	8	—	1	9

The Company's commercial mortgage loan portfolio consists of mortgage loans that are collateralized by real estate. Due to the collateralized nature of the loans, any assessment of impairment and ultimate loss given a default on the loans is based upon a consideration of the estimated fair value of the real estate. The Company limits accrued interest income on impaired loans to ninety days of interest. Once accrued interest on the impaired loan is received, interest income is recognized on a cash basis. For information regarding impaired loans, please refer to the following chart as of December 31:

	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized	Cash Basis Interest Income
	(Dollars In Thousands)
2014
Commercial mortgage loans:
With no related allowance recorded	$—	$—	$—	$—	$—	$—
With an allowance recorded	19,632	20,603	5,720	3,272	1,224	1,280
2013
Commercial mortgage loans:
With no related allowance recorded	$2,208	$2,208	$—	$2,208	$31	$—
With an allowance recorded	21,288	21,281	3,130	5,322	304	304

Mortgage loans that were modified in a troubled debt restructuring were as follows:

	Number of contracts	Pre-Modification Outstanding Recorded Investment	Post-Modification Outstanding Recorded Investment
	(Dollars In Thousands)
2014
Troubled debt restructuring:
Commercial mortgage loans	6	$28,648	$19,593

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

Deferred policy acquisition costs

The balances and changes in DAC are as follows:

	As of December 31,
	2014	2013
	(Dollars In Thousands)
Balance, beginning of period	$2,720,604	$2,493,729
Capitalization of commissions, sales, and issue expenses	293,672	345,885
Amortization	(194,517)	(112,117)
Change in unrealized investment gains and losses	(166,694)	(6,893)
Balance, end of period	$2,653,065	$2,720,604

Value of Business Acquired

The balances and changes in VOBA are as follows:

	As of December 31,
	2014	2013
	(Dollars In Thousands)
Balance, beginning of period	$756,018	$731,627
Acquisitions(1)	—	49,643
Amortization	(113,803)	(42,543)
Change in unrealized gains and losses	(140,234)	17,291
Balance, end of period	$501,981	$756,018

(1)  Includes VOBA associated with the MONY acquisition of $205.7 million, offset by $156.1 million ceded to reinsurers.

As of February 1, 2015, the existing DAC and VOBA balance was written off in conjunction with the merger previously disclosed in Note 5, Dai-ichi Merger and in accordance with ASC Topic 805 — Business Combinations. Therefore, the disclosure of the expected amortization of VOBA over the next five years was excluded.

9.  GOODWILL

The changes in the carrying amount of goodwill by segment are as follows:

	Acquisitions	Asset Protection	Total Consolidated
	(Dollars In Thousands)
Balance as of December 31, 2012	$35,615	$48,158	$83,773
Tax benefit of excess tax goodwill	(3,098)	—	(3,098)
Balance as of December 31, 2013	32,517	48,158	80,675
Tax benefit of excess tax goodwill	(3,098)	—	(3,098)
Balance as of December 31, 2014	$29,419	$48,158	$77,577

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.  GOODWILL — (Continued)

During the year ended December 31, 2014 and 2013, the Company decreased its goodwill balance by approximately $3.1 million and $3.1 million, respectively. The decreases were due to an adjustment in the Acquisitions segment related to tax benefits realized during 2014 and 2013 on the portion of tax goodwill in excess of GAAP basis goodwill. See Note 2, Summary of Significant Accounting Policies for additional information.

10.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues variable universal life and VA products through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder. The Company also offers, for our VA products, certain GMDB. The most significant of these guarantees involve 1) return of the highest anniversary date account value, or 2) return of the greater of the highest anniversary date account value or the last anniversary date account value compounded at 5% interest or 3) return of premium. The GMWB rider provides the contract holder with protection against certain adverse market impacts on the amount they can withdrawal and is classified as an embedded derivative and is carried at fair value on the Company's balance sheet. The VA separate account balances subject to GMWB were $9.7 billion as of December 31, 2014. For more information regarding the valuation of and income impact of GMWB, please refer to Note 2, Summary of Significant Accounting Policies, Note 22, Fair Value of Financial Instruments, and Note 23, Derivative Financial Instruments.

The GMDB reserve is calculated by applying a benefit ratio, equal to the present value of total expected GMDB claims divided by the present value of total expected contract assessments, to cumulative contract assessments. This amount is then adjusted by the amount of cumulative GMDB claims paid and accrued interest. Assumptions used in the calculation of the GMDB reserve were as follows: mean investment performance of 6.18%, age-based mortality from the National Association of Insurance Commissioners 1994 Variable Annuity MGDB Mortality Table for company experience with attained age factors varying from 49% — 80%, lapse rates ranging from 2.2% — 33% (depending on product type and duration), and an average discount rate of 6.0%. Changes in the GMDB reserve are included in benefits and settlement expenses in the accompanying consolidated statements of income.

The VA separate account balances subject to GMDB were $13.0 billion as of December 31, 2014. The total GMDB amount payable based on VA account balances as of December 31, 2014, was $108.6 million (including $93.1 million in the Annuities segment and $15.5 million in the Acquisitions segment) with a GMDB reserve of $21.4 million and $0.3 million in the Annuities and Acquisitions segment, respectively. The average attained age of contract holders as of December 31, 2014 for the Company was 69.

These amounts exclude certain VA business which has been 100% reinsured to Commonwealth Annuity and Life Insurance Company (formerly known as Allmerica Financial Life Insurance and Annuity Company) ("CALIC"), under a Modco agreement. The guaranteed amount payable associated with the annuities reinsured to CALIC was $11.6 million and is included in the Acquisitions segment. The average attained age of contract holders as of December 31, 2014, was 65.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS — (Continued)

Activity relating to GMDB reserves (excluding those 100% reinsured under the Modco agreement) is as follows:

	For The Year Ended December 31,
	2014	2013	2012
	(Dollars In Thousands)
Beginning balance	$13,608	$19,606	$9,798
Incurred guarantee benefits	10,130	(3,133)	14,087
Less: Paid guarantee benefits	2,043	2,865	4,279
Ending balance	$21,695	$13,608	$19,606

Account balances of variable annuities with guarantees invested in variable annuity separate accounts are as follows:

	As of December 31,
	2014	2013
	(Dollars In Thousands)
Equity mutual funds	$7,834,480	$7,984,198
Fixed income mutual funds	5,137,312	4,606,093
Total	$12,971,792	$12,590,291

Certain of the Company's fixed annuities and universal life products have a sales inducement in the form of a retroactive interest credit ("RIC"). In addition, certain annuity contracts provide a sales inducement in the form of a bonus interest credit. The Company maintains a reserve for all interest credits earned to date. The Company defers the expense associated with the RIC and bonus interest credits each period and amortizes these costs in a manner similar to that used for DAC.

Activity in the Company's deferred sales inducement asset was as follows:

	For The Year Ended December 31,
	2014	2013	2012
	(Dollars In Thousands)
Deferred asset, beginning of period	$146,651	$143,949	$125,527
Amounts deferred	18,302	15,274	23,362
Amortization	(9,803)	(12,572)	(4,940)
Deferred asset, end of period	$155,150	$146,651	$143,949

11.  REINSURANCE

The Company reinsures certain of its risks with (cedes), and assumes risks from, other insurers under yearly renewable term, coinsurance, and modified coinsurance agreements. Under yearly renewable term agreements, the Company reinsures only the mortality risk, while under coinsurance the Company reinsures a proportionate share of all risks arising under the reinsured policy. Under coinsurance, the reinsurer receives a proportionate share of the premiums less commissions and is liable for a corresponding share of all benefit payments. Modified coinsurance is accounted for in a

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.  REINSURANCE — (Continued)

manner similar to coinsurance except that the liability for future policy benefits is held by the ceding company, and settlements are made on a net basis between the companies.

Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to us under the terms of the reinsurance agreements. The Company monitors the concentration of credit risk the Company has with any reinsurer, as well as the financial condition of its reinsurers. As of December 31, 2014, the Company had reinsured approximately 51% of the face value of its life insurance in-force. The Company has reinsured approximately 22% of the face value of its life insurance in-force with the following three reinsurers:

•  Security Life of Denver Insurance Co. (currently administered by Hanover Re)

•  Swiss Re Life & Health America Inc.

•  The Lincoln National Life Insurance Co. (currently administered by Swiss Re Life & Health America Inc.)

The Company has not experienced any credit losses for the years ended December 31, 2014, 2013, or 2012 related to these reinsurers. The Company has set limits on the amount of insurance retained on the life of any one person. In 2005, the Company increased its retention for certain newly issued traditional life products from $500,000 to $1,000,000 on any one life. During 2008, the Company increased its retention limit to $2,000,000 on certain of its traditional and universal life products.

Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short-and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with reinsured policies.

The following table presents the net life insurance in-force:

	For The Year Ended December 31,
	2014	2013	2012
	(Dollars In Millions)
Direct life insurance in-force	$721,036	$726,697	$706,416
Amounts assumed from other companies	43,237	46,752	30,470
Amounts ceded to other companies	(388,890)	(416,809)	(444,951)
Net life insurance in-force	$375,383	$356,640	$291,935
Percentage of amount assumed to net	12%	13%	10%

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.  REINSURANCE — (Continued)

The following table reflects the effect of reinsurance on life, accident/health, and property and liability insurance premiums written and earned:

	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount		Percentage of Amount Assumed to Net
	(Dollars In Thousands)
For The Year Ended December 31, 2014:
Premiums and policy fees:
Life insurance	$2,603,956	$1,279,908	$349,934	$1,673,982	(1)	20.9
Accident/health insurance	81,037	42,741	20,804	59,100		35.2
Property and liability insurance	218,663	73,094	8,675	154,244		5.6
Total	$2,903,656	$1,395,743	$379,413	$1,887,326
For The Year Ended December 31, 2013:
Premiums and policy fees:
Life insurance	$2,371,871	$1,299,631	$306,921	$1,379,161	(1)	22.3
Accident/health insurance	45,262	20,011	24,291	49,542		49.0
Property and liability insurance	211,000	67,795	7,977	151,182		5.3
Total	$2,628,133	$1,387,437	$339,189	$1,579,885
For The Year Ended December 31, 2012:
Premiums and policy fees:
Life insurance	$2,226,614	$1,228,444	$281,711	$1,279,881	(1)	22.0
Accident/health insurance	38,873	12,065	29,413	56,221		52.3
Property and liability insurance	216,014	69,588	6,765	153,191		4.4
Total	$2,481,501	$1,310,097	$317,889	$1,489,293

(1)  Includes annuity policy fees of $92.8 million, $88.7 million, and $103.8 million for the years ended December 31, 2014, 2013, and 2012, respectively.

As of December 31, 2014 and 2013, policy and claim reserves relating to insurance ceded of $5.9 billion and $6.0 billion, respectively, are included in reinsurance receivables. Should any of the reinsurers be unable to meet its obligation at the time of the claim, the Company would be obligated to pay such claims. As of December 31, 2014 and 2013, the Company had paid $120.5 million and $79.7 million, respectively, of ceded benefits which are recoverable from reinsurers. In addition, as of December 31, 2014 and 2013, the Company had receivables of $65.8 million and $66.1 million, respectively, related to insurance assumed.

The Company's third party reinsurance receivables amounted to $5.9 billion and $6.0 billion as of December 31, 2014 and 2013, respectively. These amounts include ceded reserve balances and

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.  REINSURANCE — (Continued)

ceded benefit payments. The ceded benefit payments are recoverable from reinsurers. The following table sets forth the receivables attributable to our more significant reinsurance partners:

	As of December 31,
	2014		2013
	Reinsurance Receivable	A.M. Best Rating	Reinsurance Receivable	A.M. Best Rating
	(Dollars In Millions)
Security Life of Denver Insurance Company	$842.1	A	$819.3	A
Swiss Re Life & Health America, Inc.	820.9	A+	823.0	A+
Lincoln National Life Insurance Co.	556.3	A+	553.7	A+
Transamerica Life Insurance Co.	497.7	A+	531.1	A+
RGA Reinsurance Company	412.4	A+	419.1	A+
SCOR Global Life USA Reinsurance Company	411.8	A	402.7	A
American United Life Insurance Company	336.1	A+	342.2	A+
Scottish Re (U.S.), Inc.	298.0	NR	305.1	NR
Centre Reinsurance (Bermuda) Ltd	260.9	NR	281.6	NR
Employers Reassurance Corporation	254.3	A-	289.2	A-

The Company's reinsurance contracts typically do not have a fixed term. In general, the reinsurers' ability to terminate coverage for existing cessions is limited to such circumstances as material breach of contract or non-payment of premiums by the ceding company. The reinsurance contracts generally contain provisions intended to provide the ceding company with the ability to cede future business on a basis consistent with historical terms. However, either party may terminate any of the contracts with respect to future business upon appropriate notice to the other party.

Generally, the reinsurance contracts do not limit the overall amount of the loss that can be incurred by the reinsurer. The amount of liabilities ceded under contracts that provide for the payment of experience refunds is immaterial.

12.  DEBT AND OTHER OBLIGATIONS

Under a revolving line of credit arrangement that was in effect until February 2, 2015 (the "Credit Facility"), the Company and PLC had the ability to borrow on an unsecured basis up to an aggregate principal amount of $750 million. The Company had the right in certain circumstances to request that the commitment under the Credit Facility be increased up to a maximum principal amount of $1.0 billion. Balances outstanding under the Credit Facility accrued interest at a rate equal to, at the option of the Borrowers, (i) LIBOR plus a spread based on the ratings of PLC's senior unsecured long-term debt ("Senior Debt"), or (ii) the sum of (A) a rate equal to the highest of (x) the Administrative Agent's prime rate, (y) 0.50% above the Federal Funds rate, or (z) the one-month LIBOR plus 1.00% and (B) a spread based on the ratings of PLC's Senior Debt. The Credit Facility also provided for a facility fee at a rate, 0.175%, that could vary with the ratings of PLC's Senior Debt and that was calculated on the aggregate amount of commitments under the Credit Facility, whether used or unused. The Credit Facility provided that PLC was liable for the full amount of any obligations for

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  DEBT AND OTHER OBLIGATIONS — (Continued)

borrowings or letters of credit, including those of the Company, under the Credit Facility. The maturity date of the Credit Facility was July 17, 2017. The Company is not aware of any non-compliance with the financial debt covenants of the Credit Facility as of December 31, 2014. The Company did not have an outstanding balance under the Credit Facility as of December 31, 2014. PLC had an outstanding balance of $450.0 million bearing interest at a rate of LIBOR plus 1.20% under the Credit Facility as of December 31, 2014. As of December 31, 2014, the Company had used $55.0 million of borrowing capacity by executing a Letter of Credit under the Credit Facility for the benefit of an affiliated captive reinsurance subsidiary of the Company. This Letter of Credit had not been drawn upon as of December 31, 2014.

On February 2, 2015, the Company and PLC amended and restated the Credit Facility (the "2015 Credit Facility"). Under the 2015 Credit Facility, the Company has the ability to borrow on an unsecured basis up to an aggregate principal amount of $1.0 billion. The Company has the right in certain circumstances to request that the commitment under the 2015 Credit Facility be increased up to a maximum principal amount of $1.25 billion. Balances outstanding under the 2015 Credit Facility accrue interest at a rate equal to, at the option of the Borrowers, (i) LIBOR plus a spread based on the ratings of PLC's Senior Debt, or (ii) the sum of (A) a rate equal to the highest of (x) the Administrative Agent's prime rate, (y) 0.50% above the Federal Funds rate, or (z) the one-month LIBOR plus 1.00% and (B) a spread based on the ratings of PLC's Senior Debt. The 2015 Credit Facility also provided for a facility fee at a rate that varies with the ratings of PLC's Senior Debt and that is calculated on the aggregate amount of commitments under the 2015 Credit Facility, whether used or unused. The facility fee rate was 0.15% on February 2, 2015, and was adjusted to 0.125% upon our subsequent ratings upgrade on February 2, 2015. The 2015 Credit Facility provides that PLC is liable for the full amount of any obligations for borrowings or letters of credit, including those of the Company, under the 2015 Credit Facility. The maturity date of the 2015 Credit Facility is February 2, 2020. The Company is not aware of any non-compliance with the financial debt covenants of the Credit Facility or the 2015 Credit Facility as of February 2, 2015. PLC had an outstanding balance of $390.0 million bearing interest at a rate of LIBOR plus 1.20% when the Credit Facility was amended and restated by the 2015 Credit Facility on February 2, 2015. The $55.0 million Letter of Credit, which the Company executed under the Credit Facility for the benefit of an affiliated captive reinsurance subsidiary of the Company, remained undrawn as of February 2, 2015.

Non-Recourse Funding Obligations

Golden Gate Captive Insurance Company

Golden Gate Captive Insurance Company ("Golden Gate"), a South Carolina special purpose financial captive insurance company and wholly owned subsidiary, had three series of non-recourse funding obligations with a total outstanding balance of $800 million as of December 31, 2014. PLC holds the entire outstanding balance of non-recourse funding obligations. The Series A1 non-recourse funding obligations have a balance of $400 million and accrue interest at a fixed rate of 7.375%, the Series A2 non-recourse funding obligations have a balance of $100 million and accrue interest at a fixed rate of 8%, and the Series A3 non-recourse funding obligations have a balance of $300 million and accrue interest at a fixed rate of 8.45%.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  DEBT AND OTHER OBLIGATIONS — (Continued)

Golden Gate II Captive Insurance Company

Golden Gate II Captive Insurance Company ("Golden Gate II"), a South Carolina special purpose financial captive insurance company and wholly owned subsidiary, had $575 million of non-recourse funding obligations outstanding as of December 31, 2014. These outstanding non-recourse funding obligations were issued to special purpose trusts, which in turn issued securities to third parties. Certain of our affiliates own a portion of these securities. As of December 31, 2014, securities related to $144.9 million of the outstanding balance of the non-recourse funding obligations were held by external parties, securities related to $145.3 million of the non-recourse funding obligations were held by nonconsolidated affiliates, and $284.8 million were held by consolidated subsidiaries of the Company. PLC has entered into certain support agreements with Golden Gate II obligating it to make capital contributions or provide support related to certain of Golden Gate II's expenses and in certain circumstances, to collateralize certain of PLC's obligations to Golden Gate II. These support agreements provide that amounts would become payable by PLC to Golden Gate II if its annual general corporate expenses were higher than modeled amounts or if Golden Gate II's investment income on certain investments or premium income was below certain actuarially determined amounts. As of December 31, 2014, no payments have been made under these agreements and no amounts are collateralized by PLC under these agreements. Re-evaluation and, if necessary, adjustments of any support agreement collateralization amounts occurs annually during the first quarter pursuant to the terms on the support agreement. There are no support agreements between the Company and Golden Gate II.

Golden Gate V Vermont Captive Insurance Company

On October 10, 2012, Golden Gate V Vermont Captive Insurance Company ("Golden Gate V"), a Vermont special purpose financial insurance company and Red Mountain, LLC ("Red Mountain"), both wholly owned subsidiaries, entered into a 20-year transaction to finance up to $945 million of "AXXX" reserves related to a block of universal life insurance policies with secondary guarantees issued by the Company and its subsidiary, West Coast Life Insurance Company ("WCL"). Golden Gate V issued non-recourse funding obligations to Red Mountain, and Red Mountain issued a note with an initial principal amount of $275 million, increasing to a maximum of $945 million in 2027, to Golden Gate V for deposit to a reinsurance trust supporting Golden Gate V's obligations under a reinsurance agreement with WCL, pursuant to which WCL cedes liabilities relating to the policies of WCL and retrocedes liabilities relating to the policies of the Company. Through the structure, Hannover Life Reassurance Company of America ("Hannover Re"), the ultimate risk taker in the transaction, provides credit enhancement to the Red Mountain note for the 20-year term in exchange for a fee. The transaction is "non-recourse" to Golden Gate V, Red Mountain, WCL, PLC, and the Company, meaning that none of these companies are liable for the reimbursement of any credit enhancement payments required to be made. As of December 31, 2014, the principal balance of the Red Mountain note was $435 million. In connection with the transaction, PLC has entered into certain support agreements under which PLC guarantees or otherwise supports certain obligations of Golden Gate V or Red Mountain. Future scheduled capital contributions to prefund credit enhancement fees amount to approximately $139.6 million and will be paid in annual installments through 2031. The support agreements provide that amounts would become payable by PLC if Golden Gate V's annual general corporate expenses were higher than modeled amounts or in the event write-downs due to other-than-temporary impairments on assets held in certain accounts exceed defined threshold levels. Additionally, PLC has entered into separate

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  DEBT AND OTHER OBLIGATIONS — (Continued)

agreements to indemnify Golden Gate V with respect to material adverse changes in non-guaranteed elements of insurance policies reinsured by Golden Gate V, and to guarantee payment of certain fee amounts in connection with the credit enhancement of the Red Mountain note. As of December 31, 2014, no payments have been made under these agreements.

In connection with the transaction outlined above, Golden Gate V had a $435 million outstanding non-recourse funding obligation as of December 31, 2014. This non-recourse funding obligation matures in 2037, has scheduled increases in principal to a maximum of $945 million, and accrues interest at a fixed annual rate of 6.25%.

Non-recourse funding obligations outstanding as of December 31, 2014, on a consolidated basis, are shown in the following table:

Issuer	Balance	Maturity Year	Year-to-Date Weighted-Avg Interest Rate
	(Dollars In Thousands)
Golden Gate Captive Insurance Company(1)	$800,000	2037	7.86%
Golden Gate II Captive Insurance Company	290,248	2052	1.13%
Golden Gate V Vermont Captive Insurance Company(1)	435,000	2037	6.25%
MONY Life Insurance Company(1)	2,504	2024	6.63%
Total	$1,527,752

(1)  Fixed rate obligations

During 2014, consolidated subsidiaries of the Company repurchased $37.7 million of its outstanding non-recourse funding obligations, at a discount. These repurchases resulted in a $7.4 million pre-tax gain for the Company. For the year ended December 31, 2013, consolidated subsidiaries of the Company repurchased $68.5 million of its outstanding non-recourse funding obligations, at a discount. These repurchases resulted in a $15.4 million pre-tax gain for the Company. These gains are recorded in other income in the consolidated statements of income.

Letters of Credit

Golden Gate III Vermont Captive Insurance Company ("Golden Gate III"), a Vermont special purpose financial insurance company and wholly owned subsidiary, is party to a Reimbursement Agreement (the "Reimbursement Agreement") with UBS AG, Stamford Branch ("UBS"), as issuing lender. Under the original Reimbursement Agreement, dated April 23, 2010, UBS issued a letter of credit (the "LOC") in the initial amount of $505 million to a trust for the benefit of WCL. The Reimbursement Agreement was subsequently amended and restated effective November 21, 2011 (the "First Amended and Restated Reimbursement Agreement"), to replace the existing LOC with one or more letters of credit from UBS, and to extend the maturity date from April 1, 2018, to April 1, 2022. On August 7, 2013, Golden Gate III entered into a Second Amended and Restated Reimbursement Agreement with UBS (the "Second Amended and Restated Reimbursement Agreement"), which amended and restated the

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  DEBT AND OTHER OBLIGATIONS — (Continued)

First Amended and Restated Reimbursement Agreement. Under the Second and Amended and Restated Reimbursement Agreement a new LOC in an initial amount of $710 million was issued by UBS in replacement of the existing LOC issued under the First Amended and Restated Reimbursement Agreement. The term of the LOC was extended from April 1, 2022 to October 1, 2023, subject to certain conditions being satisfied including scheduled capital contributions being made to Golden Gate III by one of its affiliates. The maximum stated amount of the LOC was increased from $610 million to $720 million in 2015 if certain conditions are met. On June 25, 2014, PLC entered into a Third Amended and Restated Reimbursement Agreement with UBS (the "Third Amended and Restated Reimbursement Agreement"), which amended and restated the Second Amended and Restated Reimbursement Agreement. Under the Third Amended and Restated Reimbursement Agreement, a new LOC in an initial amount of $915 million was issued by UBS in replacement of the existing LOC issued under the Second Amended and Restated Reimbursement Agreement. The term of the LOC was extended from October 1, 2023 to April 1, 2025, subject to certain conditions being satisfied including scheduled capital contributions being made to Golden Gate III by one of its affiliates. The maximum stated amount of the LOC was increased from $720 million to $935 million in 2015 if certain conditions are met. The LOC is held in trust for the benefit of WCL, and supports certain obligations of Golden Gate III to WCL under an indemnity reinsurance agreement originally effective April 1, 2010, as amended and restated on November 21, 2011, and as further amended and restated on August 7, 2013 and on June 25, 2014 to include additional blocks of policies, and pursuant to which WCL cedes liabilities relating to the policies of WCL and retrocedes liabilities relating to the policies of the Company. The LOC balance was $930 million as of December 31, 2014. Subject to certain conditions, the amount of the LOC will be periodically increased up to a maximum of $935 million in 2015. The term of the LOC is expected to be approximately 15 years from the original issuance date. This transaction is "non-recourse" to WCL, PLC, and the Company, meaning that none of these companies other than Golden Gate III are liable for reimbursement on a draw of the LOC. PLC has entered into certain support agreements with Golden Gate III obligating PLC to make capital contributions or provide support related to certain of Golden Gate III's expenses and in certain circumstances, to collateralize certain of PLC's obligations to Golden Gate III. Future scheduled capital contributions amount to approximately $122.5 million and will be paid in three installments with the last payment occurring in 2021, and these contributions may be subject to potential offset against dividend payments as permitted under the terms of the Third Amended and Restated Reimbursement Agreement. The support agreements provide that amounts would become payable by PLC to Golden Gate III if its annual general corporate expenses were higher than modeled amounts or if specified catastrophic losses occur during defined time periods with respect to the policies reinsured by Golden Gate III. Pursuant to the terms of an amended and restated letter agreement with UBS, PLC has continued to guarantee the payment of fees to UBS as specified in the Third Amended and Restated Reimbursement Agreement. As of December 31, 2014, no payments have been made under these agreements.

Golden Gate IV Vermont Captive Insurance Company ("Golden Gate IV"), a Vermont special purpose financial insurance company and wholly owned subsidiary, is party to a Reimbursement Agreement with UBS AG, Stamford Branch, as issuing lender. Under the Reimbursement Agreement, dated December 10, 2010, UBS issued an LOC in the initial amount of $270 million to a trust for the benefit of WCL. The LOC balance increased, in accordance with the terms of the Reimbursement Agreement, during each quarter of 2014 and was $750 million as of December 31, 2014. Subject to certain

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  DEBT AND OTHER OBLIGATIONS — (Continued)

conditions, the amount of the LOC will be periodically increased up to a maximum of $790 million in 2016. The term of the LOC is expected to be 12 years from the original issuance date (stated maturity of December 30, 2022). The LOC was issued to support certain obligations of Golden Gate IV to WCL under an indemnity reinsurance agreement, pursuant to which WCL cedes liabilities relating to the policies of WCL and retrocedes liabilities relating to the policies of the Company. This transaction is "non-recourse" to WCL, PLC, and the Company, meaning that none of these companies other than Golden Gate IV are liable for reimbursement on a draw of the LOC. PLC has entered into certain support agreements with Golden Gate IV obligating PLC to make capital contributions or provide support related to certain of Golden Gate IV's expenses and in certain circumstances, to collateralize certain of PLC's obligations to Golden Gate IV. The support agreements provide that amounts would become payable by PLC to Golden Gate IV if Golden Gate IV's annual general corporate expenses were higher than modeled amounts or if specified catastrophic losses occur during defined time periods with respect to the policies reinsured by Golden Gate IV. PLC has also entered into a separate agreement to guarantee the payments of LOC fees under the terms of the Reimbursement Agreement. As of December 31, 2014, no payments have been made under these agreements.

Repurchase Program Borrowings

While the Company anticipates that the cash flows of its operations and its operating subsidiaries will be sufficient to meet its investment commitments and operating cash needs in a normal credit market environment, the Company recognizes that investment commitments scheduled to be funded may, from time to time, exceed the funds then available. Therefore, the Company has established repurchase agreement programs for certain of its insurance subsidiaries to provide liquidity when needed. The Company expects that the rate received on its investments will equal or exceed its borrowing rate. Under this program, the Company may, from time to time, sell an investment security at a specific price and agree to repurchase that security at another specified price at a later date. These borrowings are for a term less than 90 days. The market value of securities to be repurchased is monitored and collateral levels are adjusted where appropriate to protect the counterparty against credit exposure. Cash received is invested in fixed maturity securities, and the agreements provided for net settlement in the event of default or on termination of the agreements. As of December 31, 2014, the fair value of securities pledged under the repurchase program was $55.1 million and the repurchase obligation of $50.0 million was included in the Company's consolidated balance sheets (at an average borrowing rate of 16 basis points). During the year ended December 31, 2014, the maximum balance outstanding at any one point in time related to these programs was $633.7 million. The average daily balance was $470.4 million (at an average borrowing rate of 11 basis points) during the year ended December 31, 2014. As of December 31, 2013, the Company had a $350.0 million outstanding balance related to such borrowings. During 2013, the maximum balance outstanding at any one point in time related to these programs was $815.0 million. The average daily balance was $496.9 million (at an average borrowing rate of 11 basis points) during the year ended December 31, 2013.

Other Obligations

The Company routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another's behalf. Receivables and payables among affiliates are generally settled monthly.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  DEBT AND OTHER OBLIGATIONS — (Continued)

Interest Expense

Interest expense on non-recourse funding obligations, letters of credit, and other temporary borrowings was $118.6 million, $111.4 million, and $92.9 million in 2014, 2013, and 2012, respectively. The $7.2 million unfavorable variance was primarily due to increased interest expense on the Golden Gate V non-recourse funding obligation of $4.2 million and $3.0 million increased interest expense primarily on Golden Gate III and Golden Gate IV letters of credit.

13.  COMMITMENTS AND CONTINGENCIES

The Company leases administrative and marketing office space in approximately 19 cities including 24,090 square feet in Birmingham (excluding the home office building), with most leases being for periods of three to ten years. The Company had rental expense of $10.8 million, $11.2 million, and $11.2 million for the years ended December 31, 2014, 2013, and 2012, respectively. The aggregate annualized rent was approximately $6.5 million for the year ended December 31, 2014. The following is a schedule by year of future minimum rental payments required under these leases:

Year	Amount
(Dollars In Thousands)
2015	$5,911
2016	4,942
2017	2,750
2018	2,111
2019	1,879
Thereafter	7,488

Additionally, the Company leases a building contiguous to its home office. The lease was renewed in December 2013 and was extended to December 2018. At the end of the lease term the Company may purchase the building for approximately $75 million. Monthly rental payments are based on the current LIBOR rate plus a spread. The following is a schedule by year of future minimum rental payments required under this lease:

Year	Amount
(Dollars In Thousands)
2015	$1,233
2016	1,236
2017	1,233
2018	76,208

As of December 31, 2014 and 2013, the Company had outstanding mortgage loan commitments of $537.7 million at an average rate of 4.61% and $322.8 million at an average rate of 4.93%, respectively.

Under insurance guaranty fund laws, in most states insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. In addition, from time to time, companies may be asked to contribute amounts beyond prescribed limits. Most insurance guaranty fund laws provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength. The Company does not believe its insurance guaranty

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  COMMITMENTS AND CONTINGENCIES — (Continued)

fund assessments will be materially different from amounts already provided for in the financial statements.

A number of civil jury verdicts have been returned against insurers, broker dealers and other providers of financial services involving sales, refund or claims practices, alleged agent misconduct, failure to properly supervise representatives, relationships with agents or persons with whom the insurer does business, and other matters. Often these lawsuits have resulted in the award of substantial judgments that are disproportionate to the actual damages, including material amounts of punitive and non-economic compensatory damages. In some states, juries, judges, and arbitrators have substantial discretion in awarding punitive non-economic compensatory damages which creates the potential for unpredictable material adverse judgments or awards in any given lawsuit or arbitration. Arbitration awards are subject to very limited appellate review. In addition, in some class action and other lawsuits, companies have made material settlement payments. Publicly held companies in general and the financial services and insurance industries in particular are also sometimes the target of law enforcement and regulatory investigations relating to the numerous laws and regulations that govern such companies. Some companies have been the subject of law enforcement or regulatory actions or other actions resulting from such investigations. The Company, in the ordinary course of business, is involved in such matters.

The Company establishes liabilities for litigation and regulatory actions when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. For matters where a loss is believed to be reasonably possible, but not probable, no liability is established. For such matters, the Company may provide an estimate of the possible loss or range of loss or a statement that such an estimate cannot be made. The Company reviews relevant information with respect to litigation and regulatory matters on a quarterly and annual basis and updates its established liabilities, disclosures and estimates of reasonably possible losses or range of loss based on such reviews.

Although the Company cannot predict the outcome of any litigation or regulatory action, the Company does not believe that any such outcome will have an impact, either individually or in the aggregate, on its financial condition or results of operations that differs materially from the Company's established liabilities. Given the inherent difficulty in predicting the outcome of such matters, however, it is possible that an adverse outcome in certain such matters could be material to the Company's financial condition or results of operations for any particular reporting period.

The Company was audited by the IRS and the IRS proposed favorable and unfavorable adjustments to the Company's 2003 through 2007 reported taxable income. The Company protested certain unfavorable adjustments and sought resolution at the IRS' Appeals Division. The case has followed normal procedure and is now under review at Congress' Joint Committee on Taxation. The Company believes the matter will conclude within the next twelve months. If the IRS prevails on every issue that it identified in this audit, and the Company does not litigate these issues, then the Company will make an income tax payment of approximately $136,000. However, this payment, if it were to occur, would not materially impact the Company or its effective tax rate.

Through the acquisition of MONY by the Company certain income tax credit carryforwards, which arose in MONY's pre-acquisition tax years, transferred to the Company. This transfer was in accordance with the applicable rules of the Internal Revenue Code and the related Regulations. In spite of this transfer, AXA, the former parent of the consolidated income tax return group in which

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  COMMITMENTS AND CONTINGENCIES — (Continued)

MONY was a member, retains the right to utilize these credits in the future to offset future increases in its 2010 through 2013 tax liabilities. The Company had determined that, based on all information known as of the acquisition date and through the March 31, 2014 reporting date, it was probable that a loss of the utilization of these carryforwards had been incurred. Due to indemnification received from AXA during the quarter ending June 30, 2014, the probability of loss of these carryforwards has been eliminated. Accordingly, in the table summarizing the fair value of net assets acquired from the Acquisition, the amount of the deferred tax asset from the credit carryforwards is no longer offset by a liability.

Certain of the Company's insurance subsidiaries, as well as certain other insurance companies for which the Company has coinsured blocks of life insurance and annuity policies, are under audit for compliance with the unclaimed property laws of a number of states. The audits are being conducted on behalf of the treasury departments or unclaimed property administrators in such states. The focus of the audits is on whether there have been unreported deaths, maturities, or policies that have exceeded limiting age with respect to which death benefits or other payments under life insurance or annuity policies should be treated as unclaimed property that should be escheated to the state. The Company is presently unable to estimate the reasonably possible loss or range of loss that may result from the audits due to a number of factors, including uncertainty as to the legal theory or theories that may give rise to liability, the early stages of the audits being conducted, and, with respect to one block of life insurance policies that is co-insured by a subsidiary of the Company, uncertainty as to whether the Company or other companies are responsible for the liabilities, if any, arising in connection with such policies. The Company will continue to monitor the matter for any developments that would make the loss contingency associated with the audits probable or reasonably estimable.

Certain of the Company's subsidiaries are under a targeted multi-state examination with respect to their claims paying practices and their use of the U.S. Social Security Administration's Death Master File or similar databases (a "Death Database") to identify unreported deaths in their life insurance policies, annuity contracts and retained asset accounts. There is no clear basis in previously existing law for requiring a life insurer to search for unreported deaths in order to determine whether a benefit is owed, and substantial legal authority exists to support the position that the prevailing industry practice was lawful. A number of life insurers, however, have entered into settlement or consent agreements with state insurance regulators under which the life insurers agreed to implement procedures for periodically comparing their life insurance and annuity contracts and retained asset accounts against a Death Database, treating confirmed deaths as giving rise to a death benefit under their policies, locating beneficiaries and paying them the benefits and interest, and escheating the benefits and interest as well as penalties to the state if the beneficiary could not be found. It has been publicly reported that the life insurers have paid administrative and/or examination fees to the insurance regulators in connection with the settlement or consent agreements. The Company believes it is reasonably possible that insurance regulators could demand from the Company administrative and/or examination fees relating to the targeted multi-state examination. Based on publicly reported payments by other life insurers, the Company estimates the range of such fees to be from $0 to $3.5 million.

14.  SHAREOWNER'S EQUITY

PLC owns all of the 2,000 shares of non-voting preferred stock issued by the Company's subsidiary, Protective Life and Annuity Insurance Company ("PL&A"). The stock pays, when and if declared,

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  SHAREOWNER'S EQUITY — (Continued)

noncumulative participating dividends to the extent PL&A's statutory earnings for the immediately preceding fiscal year exceeded $1.0 million. In 2014, 2013, and 2012, PL&A paid no dividends to PLC on its preferred stock.

15.  STOCK-BASED COMPENSATION

Since 1973, PLC has had stock-based incentive plans to motivate management to focus on its long-range performance through the awarding of stock-based compensation. Under plans approved by shareowners in 1997, 2003, 2008, and 2012, up to 9.5 million shares may be issued in payment of awards. Due to an existing change in control provision, the awards outstanding immediately prior to the Merger will be cancelled and converted into the right to receive an amount in cash. For more information refer to Note 5, Dai-ichi Merger.

Performance Shares

The criteria for payment of the 2014 performance awards is based on PLC's average operating return on average equity ("ROE") over a three- year period. If PLC's ROE is below 10.5%, no award is earned. If PLC's ROE is at or above 12.0%, the award maximum is earned.

The criteria for payment of the 2013 performance awards is based on PLC's average operating ROE over a three-year period. If PLC's ROE is below 10.0%, no award is earned. If PLC's ROE is at or above 11.5%, the award maximum is earned.

Performance shares are equivalent in value to one share of PLC's common stock times the award earned percentage payout. Performance share awards of 203,295 were issued during the year ended December 31, 2014 and 298,500 performance share awards were issued during the year ended December 31, 2013.

Performance share awards and the estimated fair value of the awards at grant date are as follows:

Year Awarded	Performance Shares	Estimated Fair Value
		(Dollars In Thousands)
2014	203,295	$10,484
2013	298,500	9,328
2012	306,100	8,608
2011	191,100	5,433

Stock Appreciation Rights

Stock appreciation rights ("SARs") of PLC have been granted to certain officers to provide long-term incentive compensation based solely on the performance of PLC's common stock. The SARs are exercisable either five years after the date of grant or in three or four equal annual installments beginning one year after the date of grant (earlier upon the death, disability, or retirement of the officer,

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  STOCK-BASED COMPENSATION — (Continued)

or in certain circumstances, of a change in control of PLC) and expire after ten years or upon termination of employment. The SARs activity as well as weighted-average base price is as follows:

	Weighted-Average Base Price per share	No. of SARs
Balance at December 31, 2011	$22.27	2,274,229
SARs exercised / forfeited	22.60	(633,062)
Balance at December 31, 2012	$22.15	1,641,167
SARs exercised / forfeited	18.54	(336,066)
Balance at December 31, 2013	$23.08	1,305,101
SARs exercised / forfeited / expired	22.07	(1,147,473)
Balance at December 31, 2014	$30.41	157,628

The outstanding SARs as of December 31, 2014, were at the following base prices:

Base Price	SARs Outstanding	Remaining Life in Years	Currently Exercisable
$41.05	10,000	1	10,000
43.46	22,300	3	22,300
38.59	52,000	4	52,000
3.50	46,110	5	46,110
18.36	27,218	6	27,218

There were no SARs issued for the years ended December 31, 2014, 2013, and 2012. These fair values were estimated using a Black-Scholes option pricing model. The assumptions used in this pricing model varied depending on the vesting period of awards. Assumptions used in the model for the 2010 SARs granted (the simplified method under the ASC Compensation-Stock Compensation Topic was used for the 2010 awards) were as follows: an expected volatility of 69.4%, a risk-free interest rate of 2.6%, a dividend rate of 2.4%, a zero percent forfeiture rate, and expected exercise date of 2016.

Restricted Stock Units

Restricted stock units are awarded to participants and include certain restrictions relating to vesting periods. PLC issued 98,700 restricted stock units for the year ended December 31, 2014 and 166,850 restricted stock units for the year ended December 31, 2013. These awards had a total fair value at grant date of $5.1 million and $5.5 million, respectively. Approximately half of these restricted stock units vest after three years from grant date and the remainder vest after four years.

PLC recognizes all stock-based compensation expense over the related service period of the award, or earlier for retirement eligible employees. The expense recorded by PLC for its stock-based compensation plans was $25.9 million, $15.7 million, and $10.3 million in 2014, 2013, and 2012, respectively. The Company recognized expense associated with PLC's stock-based compensation plans for compensations awarded to its employees of $6.5 million, $4.5 million, and $3.9 million in 2014, 2013, and 2012, respectively. PLC's obligations of its stock-based compensation plans that are expected to be settled in shares of PLC's common stock are reported as a component of shareowners'

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  STOCK-BASED COMPENSATION — (Continued)

equity, net of deferred taxes. As of December 31, 2014, the total compensation cost related to non-vested stock-based compensation not yet recognized was $27.0 million. Due to the Merger, the unrecognized stock compensation expense will be accelerated as of the date of the merger due to an existing change in control provision.

The following table provides information as of December 31, 2014, about equity compensation plans under which PLC's common stock is authorized for issuance:

Securities Authorized for Issuance under Equity Compensation Plans

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights as of December 31, 2014(a)		Weighted-average exercise price of outstanding options, warrants and rights as of December 31, 2014(b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) as of of December 31, 2014(c)
Equity compensation plans approved by shareowners	1,960,959	(1)	$22.07 (3)	4,092,546 (4)
Equity compensation plans not approved by shareowners	193,720	(2)	Not applicable	Not applicable(5)
Total	2,154,679		$22.07	4,092,546

(1)  Includes the following number of shares: (a) 102,458 shares issuable with respect to outstanding SARs (assuming for this purpose that one share of common stock will be payable with respect to each outstanding SAR); (b) 907,487 shares issuable with respect to outstanding performance share awards (assuming for this purpose that the awards are payable based on estimated performance under the awards as of September 30, 2014); (c) 313,199 shares issuable with respect to outstanding restricted stock units (assuming for this purpose that shares will be payable with respect to all outstanding restricted stock units); (d) 475,386 shares issuable with respect to stock equivalents representing previously earned awards under the LTIP that the recipient deferred under PLC's Deferred Compensation Plan for Officers; and (e) 162,429 shares issuable with respect to stock equivalents representing previous awards under PLC's Stock Plan for Non-Employee Directors that the recipient deferred under PLC's Deferred Compensation Plan for Directors Who Are Not Employees of PLC.

(2)  Includes the following number of shares of common stock: (a) 152,709 shares issuable with respect to stock equivalents representing (i) stock awards to PLC's Directors before June 1, 2004 that the recipient deferred pursuant to PLC's Deferred Compensation Plan for Directors Who Are Not Employees of PLC and (ii) cash retainers and fees that PLC's Directors deferred under PLC's Deferred Compensation Plan for Directors Who Are Not Employees of PLC, and (b) 41,011 shares issuable with respect to stock equivalents pursuant to PLCs Deferred Compensation Plan for Officers.

(3)  Based on exercise prices of outstanding SARs.

(4)  Represents shares of common stock available for future issuance under the LTIP and PLC's Stock Plan for Non-Employee Directors.

(5)  The plans listed in Note (2) do not currently have limits on the number of shares of common stock issuable under such plans. The total number of shares of common stock that may be issuable under such plans will depend upon, among other factors, the deferral elections made by the plans' participants.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16.  EMPLOYEE BENEFIT PLANS

Defined Benefit Pension Plan and Unfunded Excess Benefit Plan

PLC sponsors a defined benefit pension plan covering substantially all of its employees, including those of the Company. Benefits are based on years of service and the employee's compensation.

Effective January 1, 2008, PLC made the following changes to its defined benefit pension plan. These changes have been reflected in the computations within this note.

•  Employees hired after December 31, 2007, will receive benefits under a cash balance plan.

•  Employees active on December 31, 2007, with age plus vesting service less than 55 years will receive a final pay-based pension benefit for service through December 31, 2007, plus a cash balance benefit for service after December 31, 2007.

•  Employees active on December 31, 2007, with age plus vesting service equaling or exceeding 55 years, will receive a final pay-based pension benefit for service both before and after December 31, 2007, with a modest reduction in the formula for benefits earned after December 31, 2007.

•  All participants terminating employment on or after December of 2007 may elect to receive a lump sum benefit.

PLC's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements of the Employee Retirement Income Security Act ("ERISA") plus such additional amounts as PLC may determine to be appropriate from time to time. Contributions are intended to provide not only for benefits attributed to service to date, but also for those expected to be earned in the future.

Under the Pension Protection Act of 2006 ("PPA"), a plan could be subject to certain benefit restrictions if the plan's adjusted funding target attainment percentage ("AFTAP") drops below 80%. Therefore, PLC may make additional contributions in future periods to maintain an AFTAP of at least 80%. In general, the AFTAP is a measure of how well the plan is funded and is obtained by dividing the plan's assets by the plan's funding liabilities. AFTAP is based on participant data, plan provisions, plan methods and assumptions, funding credit balances, and plan assets as of the plan valuation date. Some of the assumptions and methods used to determine the plan's AFTAP may be different from the assumptions and methods used to measure the plan's funded status on a GAAP basis.

In July of 2012, the Moving Ahead for Progress in the 21st Century Act ("MAP-21"), which includes pension funding stabilization provisions, was signed into law. These provisions establish an interest rate corridor which is designed to stabilize the segment rates used to determine funding requirements from the effects of interest rate volatility. In August of 2014, the Highway and Transportation Funding Act of 2014 ("HATFA") was signed into law. HAFTA extends the funding relief provided by MAP-21 by delaying the interest rate corridor expansion. The funding stabilization provisions of MAP-21 and HATFA reduced PLC's minimum required defined benefit plan contributions for the 2013 and 2014 plan years. PLC is evaluating the impact these changes will have on funding requirements in future years. Since the funding stabilization provisions of MAP-21 and HATFA do not apply for Pension Benefit Guaranty Corporation ("PBGC") reporting purposes, PLC may also make additional contributions in future periods to avoid certain PBGC reporting triggers.

During the twelve months ended December 31, 2014, PLC contributed $9.0 million to its defined benefit pension plan for the 2013 plan year and $6.5 million to its defined benefit pension plan for the 2014

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16.  EMPLOYEE BENEFIT PLANS — (Continued)

plan year. In addition, during January of 2015, PLC made a $2.2 million contribution to the defined benefit pension plan for the 2014 plan year. PLC has not yet determined what amount it will fund for the remainder of 2015, but estimates that the amount will be between $1 million and $10 million.

PLC also sponsors an unfunded excess benefit plan, which is a nonqualified plan that provides defined pension benefits in excess of limits imposed on qualified plans by federal tax law.

PLC uses a December 31 measurement date for all of its plans. The following table presents the benefit obligation, fair value of plan assets, and the funded status of PLC's defined benefit pension plan and unfunded excess benefit plan as of December 31. This table also includes the amounts not yet recognized as components of net periodic pension costs as of December 31:

	Defined Benefit Pension Plan		Unfunded Excess Benefit Plan
	2014	2013	2014	2013
	(Dollars In Thousands)
Accumulated benefit obligation, end of year	$249,453	$207,999	$47,368	$36,306
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$219,152	$223,319	$39,679	$42,971
Service cost	9,411	9,345	954	1,037
Interest cost	10,493	8,985	1,696	1,387
Amendments	—	—	—	—
Actuarial (gain) loss	38,110	(8,172)	9,153	(1,505)
Benefits paid	(9,835)	(14,325)	(1,907)	(4,211)
Projected benefit obligation at end of year	267,331	219,152	49,575	39,679
Change in plan assets:
Fair value of plan assets at beginning of year	180,173	152,187	—	—
Actual return on plan assets	17,921	33,368	—	—
Employer contributions(1)	15,513	8,943	1,907	4,211
Benefits paid	(9,835)	(14,325)	(1,907)	(4,211)
Fair value of plan assets at end of year	203,772	180,173	—	—
After reflecting FASB guidance:
Funded status	(63,559)	(38,979)	(49,575)	(39,679)
Amounts recognized in the balance sheet:
Other liabilities	(63,559)	(38,979)	(49,575)	(39,679)
Amounts recognized in accumulated other comprehensive income:
Net actuarial loss/(gain)	80,430	54,897	20,983	13,346
Prior service cost/(credit)	(1,033)	(1,425)	24	36
Total	$79,397	$53,472	$21,007	$13,382

(1)  Employer contributions disclosed are based on PLC's fiscal filing year

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16.  EMPLOYEE BENEFIT PLANS — (Continued)

Weighted-average assumptions used to determine benefit obligations as of December 31 are as follows:

	Defined Benefit Pension Plan			Unfunded Excess Benefit Plan
	2014		2013	2014		2013
Discount rate	3.95%		4.86%	3.65%		4.30%
Rate of compensation increase	4.75 3.75% for age 40 and above	% prior to age 40	3.0	4.75 3.75% for age 40 and above	% prior to age 40	4.0
Expected long-term return on plan assets	7.5		7.5	N/A		N/A

Weighted-average assumptions used to determine the net periodic benefit cost for the year ended December 31 are as follows:

	Defined Benefit Pension Plan			Unfunded Excess Benefit Plan
	2014	2013	2012	2014	2013	2012
Discount rate	4.86%	4.07%	4.62%	4.30%	3.37%	4.07%
Rates of compensation increase	3.0	3.0	2.5 - 3.0	4.0	4.0	3.5 - 4.0
Expected long-term return on plan assets	7.5	7.5	7.75	N/A	N/A	N/A

The assumed discount rates used to determine the benefit obligations were based on an analysis of future benefits expected to be paid under the plans. The assumed discount rate reflects the interest rate at which an amount that is invested in a portfolio of high-quality debt instruments on the measurement date would provide the future cash flows necessary to pay benefits when they come due.

To determine an appropriate long-term rate of return assumption, PLC obtained 25 year annualized returns for each of the represented asset classes. In addition, PLC received evaluations of market performance based on PLC's asset allocation as provided by external consultants. A combination of these statistical analytics provided results that PLC utilized to determine an appropriate long-term rate of return assumption.

Components of the net periodic benefit cost for the year ended December 31 are as follows:

	Defined Benefit Pension Plan			Unfunded Excess Benefit Plan
	2014	2013	2012	2014	2013	2012
	(Dollars In Thousands)
Service cost — benefits earned during the period	$9,411	$9,345	$9,145	$954	$1,037	$867
Interest cost on projected benefit obligation	10,493	8,985	8,977	1,696	1,387	1,473
Expected return on plan assets	(12,166)	(11,013)	(10,916)	—	—	—
Amortization of prior service cost/(credit)	(392)	(392)	(392)	12	12	12
Amortization of actuarial losses(1)	6,821	9,631	7,749	1,516	1,792	1,300
Preliminary net periodic benefit cost	14,167	16,556	14,563	4,178	4,228	3,652
Settlement/curtailment expense(2)	—	—	—	—	928	—
Total net periodic benefit cost	$14,167	$16,556	$14,563	$4,178	$5,156	$3,652

(1)  2014 average remaining service period used is 8.10 years and 7.51 years for the defined benefit pension plan and unfunded excess benefit plan, respectively.

(2)  The unfunded excess pension plan triggered settlement accounting for the year ended December 31, 2013 since the total lump sum payments exceeded the settlement threshold of service cost plus interest cost.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16.  EMPLOYEE BENEFIT PLANS — (Continued)

The estimated net actuarial loss/(gain), prior service cost/(credit), and transition obligation/(asset) for these plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost during 2015 is as follows:

	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan
	(Dollars In Thousands)
Net actuarial loss/(gain)	$7,603	$1,901
Prior service cost/(credit)	(392)	12
Transition obligation/(asset)	—	—

The amortization of any prior service cost is determined using a straight-line amortization of the cost over the average remaining service period of employees expected to receive benefits under the Plan.

Allocation of plan assets of the defined benefit pension plan by category as of December 31 are as follows:

Asset Category	Target Allocation for 2015	2014	2013
Cash and cash equivalents	2%	4%	2%
Equity securities	60	62	64
Fixed income	38	34	34
Total	100%	100%	100%

PLC's target asset allocation is designed to provide an acceptable level of risk and balance between equity assets and fixed income assets. The weighting towards equity securities is designed to help provide for an increased level of asset growth potential and liquidity.

Prior to July 1999, upon an employee's retirement, a distribution from pension plan assets was used to purchase a single premium annuity from the Company in the retiree's name. Therefore, amounts shown above as plan assets exclude assets relating to such retirees. Since July 1999, retiree obligations have been fulfilled from pension plan assets. The defined benefit pension plan has a target asset allocation of 60% domestic equities, 38% fixed income, and 2% cash. When calculating asset allocation, PLC includes reserves for pre- July 1999 retirees.

PLC's investment policy includes various guidelines and procedures designed to ensure assets are invested in a manner necessary to meet expected future benefits earned by participants. The investment guidelines consider a broad range of economic conditions. Central to the policy are target allocation ranges (shown above) by major asset categories. The objectives of the target allocations are to maintain investment portfolios that diversify risk through prudent asset allocation parameters, achieve asset returns that meet or exceed the plans' actuarial assumptions, and achieve asset returns that are competitive with like institutions employing similar investment strategies.

The plan's equity assets are in a Russell 3000 index fund that invests in a domestic equity index collective trust managed by Northern Trust Corporation and in a Spartan 500 index fund managed by Fidelity. The plan's cash is invested in a collective trust managed by Northern Trust Corporation. The plan's fixed income assets are invested in a group deposit administration annuity contract with the Company.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16.  EMPLOYEE BENEFIT PLANS — (Continued)

Plan assets of the defined benefit pension plan by category as of December 31, are as follows:

	As of December 31,
Asset Category	2014	2013
	(Dollars In Thousands)
Cash and cash equivalents	$7,968	$3,052
Equity securities:
Collective Russell 3000 equity index fund	79,660	74,753
Fidelity Spartan 500 index fund	51,848	45,632
Fixed income	64,296	56,736
Total investments	203,772	180,173
Employer contribution receivable	2,165	2,314
Total	$205,937	$182,487

The valuation methodologies used to determine the fair values reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The following is a description of the valuation methodologies used for assets measured at fair value. The Plan's group deposit administration annuity contract with the Company is recorded at contract value, which, by utilizing a long-term view, PLC believes approximates fair value. Contract value represents contributions made under the contract, plus interest at the contract rate, less funds used to purchase annuities. Units in collective short-term and collective investment funds are valued at the unit value, which approximates fair value, as reported by the trustee of the collective short-term and collective investment funds on each valuation date. These methods of valuation may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while PLC believes its valuation method is appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine fair value could result in a different fair value measurement at the reporting date.

The following table sets forth by level, within the fair value hierarchy, the Plan's assets at fair value as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Collective short-term investment fund	$7,968	$—	$—	$7,968
Collective investment funds:
Equity index funds	51,848	79,660	—	131,508
Group deposit administration annuity contract	—	—	64,296	64,296
Total investments	$59,816	$79,660	$64,296	$203,772

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16.  EMPLOYEE BENEFIT PLANS — (Continued)

The following table sets forth by level, within the fair value hierarchy, the Plan's assets at fair value as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Collective short-term investment fund	$3,052	$—	$—	$3,052
Collective investment funds:
Equity index funds	45,632	74,753	—	120,385
Group deposit administration annuity contract	—	—	56,736	56,736
Total investments	$48,684	$74,753	$56,736	$180,173

For the year ended December 31, 2014, $4.5 million was transferred into Level 3 from Level 2. For the year ended December 31, 2013, $4.0 million was transferred into Level 3 from Level 2. These transfers were made to maintain an acceptable asset allocation as set by PLC's investment policy.

For the year ended December 31, 2014 and 2013, there were no transfers between Level 1 and Level 2.

The following table summarizes the Plan investments measured at fair value based on NAV per share as of December 31, 2014 and 2013, respectively:

Name	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
	(Dollars In Thousands)
As of December 31, 2014:
Collective short-term investment fund	$7,968	Not Applicable	Daily	1 day
Collective Russell 3000 index fund(1)	79,660	Not Applicable	Daily	1 day
Fidelity Spartan 500 index fund	51,848	Not Applicable	Daily	1 day
As of December 31, 2013:
Collective short-term investment fund	$3,052	Not Applicable	Daily	1 day
Collective Russell 3000 index fund(1)	74,753	Not Applicable	Daily	1 day
Fidelity Spartan 500 index fund	45,632	Not Applicable	Daily	1 day

(1)  Non-lending collective trust that does not publish a daily NAV but tracks the Russell 3000 index and provides a daily NAV to the Plan.

A reconciliation of the beginning and ending balances for the fair value measurements for which significant unobservable inputs (Level 3) have been used is as follows:

	As of December 31,
	2014	2013
	(Dollars In Thousands)
Balance, beginning of year	$56,736	$50,032
Interest income	3,060	2,704
Transfers from collective short-term investments fund	4,500	4,000
Transfers to collective short-term investments fund	—	—
Balance, end of year	$64,296	$56,736

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16.  EMPLOYEE BENEFIT PLANS — (Continued)

The following table represents the Plan's Level 3 financial instrument, the valuation technique used, and the significant unobservable input and the ranges of values for that input as of December 31, 2014:

Instrument	Fair Value	Principal Valuation Technique	Significant Unobservable Inputs	Range of Significant Input Values
	(Dollars In Thousands)
Group deposit administration annuity contract	$64,296	Contract Value	Contract Rate	5.28	% - 5.47%

Investment securities are exposed to various risks, such as interest rate, market, and credit risks. Due to the level of risk associated with certain investment securities and the level of uncertainty related to changes in the value of investment securities, it is at least reasonably possible that changes in risks in the near term could materially affect the amounts reported.

Estimated future benefit payments under the defined benefit pension plan are as follows:

Years	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan
	(Dollars In Thousands)
2015	$15,055	$4,016
2016	15,243	4,036
2017	16,957	5,610
2018	16,515	4,005
2019	19,014	4,303
2020-2024	97,137	17,800

Other Postretirement Benefits

In addition to pension benefits, PLC provides limited healthcare benefits to eligible retired employees until age 65. This postretirement benefit is provided by an unfunded plan. As of December 31, 2014 and 2013, the accumulated postretirement benefit obligation associated with these benefits was $0.2 million and $0.4 million, respectively.

The change in the benefit obligation for the retiree medical plan is as follows:

	As of December 31,
	2014	2013
	(Dollars In Thousands)
Change in Benefit Obligation
Benefit obligation, beginning of year	$447	$788
Service cost	2	4
Interest cost	4	5
Actuarial (gain)/loss	30	29
Plan participant contributions	254	289
Benefits paid	(490)	(668)
Benefit obligation, end of year	$247	$447

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16.  EMPLOYEE BENEFIT PLANS — (Continued)

For the retiree medical plan, PLC's discount rate assumption used to determine benefit obligation and the net periodic benefit cost as of December 31, 2014, is 1.27% and 1.26%, respectively.

For a closed group of retirees over age 65, PLC provides a prescription drug benefit. As of December 31, 2014 and 2013, PLC's liability related to this benefit was less than $0.1 million. PLC's obligation is not materially affected by a 1% change in the healthcare cost trend assumptions used in the calculation of the obligation.

PLC also offers life insurance benefits for retirees from $10,000 up to a maximum of $75,000 which are provided through the payment of premiums under a group life insurance policy. This plan is partially funded at a maximum of $50,000 face amount of insurance. The accumulated postretirement benefit obligation associated with these benefits is as follows:

	As of December 31,
	2014	2013
	(Dollars In Thousands)
Change in Benefit Obligation
Benefit obligation, beginning of year	$8,653	$10,070
Service cost	97	144
Interest cost	416	405
Actuarial (gain)/loss	694	(1,620)
Benefits paid	(572)	(346)
Benefit obligation, end of year	$9,288	$8,653

For the postretirement life insurance plan, PLC's discount rate assumption used to determine benefit obligation and the net periodic benefit cost as of December 31, 2014, is 4.21% and 5.05%, respectively.

PLC's expected long-term rate of return assumption used to determine benefit obligation and the net periodic benefit cost as of December 31, 2014, is 3.14% and 3.13%, respectively. To determine an appropriate long-term rate of return assumption, PLC utilized 20 year average and annualized return results on the Barclay's short treasury index.

Investments of PLC's group life insurance plan are held by Wells Fargo Bank, N.A. Plan assets held by the Custodian are invested in a money market fund.

The fair value of each major category of plan assets for PLC's postretirement life insurance plan is as follows:

	For The Year Ended December 31,
Category of Investment	2014	2013	2012
	(Dollars In Thousands)
Money Market Fund	$5,925	$6,156	$6,174

Investments are stated at fair value and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The money market funds are valued based on historical cost, which represents fair value, at year end. This method of valuation may produce a fair value calculation that may not be reflective of future fair values. Furthermore, while PLC believes its valuation method is appropriate and consistent with other market participants, the use of

PROTECTIVE LIFE INSURANCE COMPANY

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16.  EMPLOYEE BENEFIT PLANS — (Continued)

different methodologies or assumptions to determine fair value could result in a different fair value measurement at the reporting date.

The following table sets forth by level, within the fair value hierarchy, the Plan's assets at fair value as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Money Market Fund	$5,925	$—	$—	$5,925

The following table sets forth by level, within the fair value hierarchy, the Plan's assets at fair value as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Money Market Fund	$6,156	$—	$—	$6,156

For the year ended December 31, 2014 and 2013, there were no transfers between levels.

Investments are exposed to various risks, such as interest rate and credit risks. Due to the level of risk associated with investments and the level of uncertainty related to credit risks, it is at least reasonably possible that changes in risk in the near term could materially affect the amounts reported.

401(k) Plan

PLC sponsors a 401(k) Plan which covers substantially all employees. Employee contributions are made on a before-tax basis as provided by Section 401(k) of the Internal Revenue Code or as after-tax "Roth" contributions. Employees may contribute up to 25% of their eligible annual compensation to the 401(k) Plan, limited to a maximum annual amount as set periodically by the Internal Revenue Service ($17,500 for 2014). The Plan also provides a "catch-up" contribution provision which permits eligible participants (age 50 or over at the end of the calendar year), to make additional contributions that exceed the regular annual contribution limits up to a limit periodically set by the Internal Revenue Service ($5,500 for 2014). PLC matches the sum of all employee contributions dollar for dollar up to a maximum of 4% of an employee's pay per year per person. All matching contributions vest immediately.

Prior to 2009, employee contributions to PLC's 401(k) Plan were matched through use of an ESOP established by PLC. Beginning in 2009, PLC adopted a cash match for employee contributions to the 401(k) plan. For the year ended December 31, 2014 and 2013, PLC recorded an expense of $6.3 million and $6.0 million, respectively.

Effective as of January 1, 2005, PLC adopted a supplemental matching contribution program, which is a nonqualified plan that provides supplemental matching contributions in excess of the limits imposed on qualified defined contribution plans by federal tax law. The first allocations under this program were made in early 2006, with respect to the 2005 plan year. The expense recorded by PLC for this employee benefit was $0.4 million, $0.5 million, and $0.4 million, respectively, in 2014, 2013, and 2012.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16.  EMPLOYEE BENEFIT PLANS — (Continued)

Deferred Compensation Plan

PLC has established deferred compensation plans for directors, officers, and others. Compensation deferred is credited to the participants in cash, mutual funds, common stock equivalents, or a combination thereof. PLC may, from time to time, reissue treasury shares or buy in the open market shares of common stock to fulfill its obligation under the plans. As of December 31, 2014, the plans had 1,109,595 common stock equivalents credited to participants. PLC's obligations related to its deferred compensation plans are reported in other liabilities, unless they are to be settled in shares of its common stock, in which case they are reported as a component of shareowners' equity. On February 1, 2015, PLC became a wholly subsidiary of Dai-ichi Life and PLC's stock ceased to be publicly traded. Thus, any common stock equivalents within the plans converted into rights to receive the merger consideration of $70.00 per common stock equivalent.

17.  ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

The following table summarizes the changes in the accumulated balances for each component of accumulated other comprehensive income (loss) ("AOCI") as of December 31, 2014 and 2013.

Changes in Accumulated Other Comprehensive Income (Loss) by Component

	Unrealized Gains and Losses on Investments(2)	Accumulated Gain and Loss Derivatives	Total Accumulated Other Comprehensive Income (Loss)
	(Dollars In Thousands, Net of Tax)
Beginning Balance, December 31, 2013	$540,201	$(1,235)	$538,966
Other comprehensive income (loss) before reclassifications	983,985	(2)	983,983
Other comprehensive income (loss) relating to other- than-temporary impaired investments for which a portion has been recognized in earnings	3,498	—	3,498
Amounts reclassified from accumulated other comprehensive income (loss)(1)	(44,391)	1,155	(43,236)
Net current-period other comprehensive income (loss)	943,092	1,153	944,245
Ending Balance, December 31, 2014	$1,483,293	$(82)	$1,483,211

(1)  See Reclassification table below for details.

(2)  These balances were offset by the impact of DAC and VOBA by $198.1 million and $397.5 million as of December 31, 2013 and 2014, respectively.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.  ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS) — (Continued)

Changes in Accumulated Other Comprehensive Income (Loss) by Component

	Unrealized Gains and Losses on Investments(2)	Accumulated Gain and Loss Derivatives	Total Accumulated Other Comprehensive Income (Loss)
	(Dollars In Thousands, Net of Tax)
Beginning Balance, December 31, 2012	$1,814,620	$(3,496)	$1,811,124
Other comprehensive income (loss) before reclassifications	(1,250,416)	734	(1,249,682)
Other comprehensive income (loss) relating to other- than-temporary impaired investments for which a portion has been recognized in earnings	4,591	—	4,591
Amounts reclassified from accumulated other comprehensive income (loss)(1)	(28,594)	1,527	(27,067)
Net current-period other comprehensive income (loss)	(1,274,419)	2,261	(1,272,158)
Ending Balance, December 31, 2013	$540,201	$(1,235)	$538,966

(1)  See Reclassification table below for details.

(2)  These balances were offset by the impact of DAC and VOBA by $204.9 million and $198.1 million as of December 31, 2012 and 2013, respectively.

The following table summarizes the reclassifications amounts out of AOCI for the year ended December 31, 2014 and 2013.

Reclassifications Out of Accumulated Other Comprehensive Income (Loss)

	Amount Reclassified from Accumulated Other Comprehensive Income (Loss)	Affected Line Item in the Consolidated Statements of Income
(Dollars In Thousands)
For The Year Ended December 31, 2014
Gains and losses on derivative instruments
Benefits and settlement expenses, net of
Net settlement (expense)/benefit(1)	$(1,777)	reinsurance ceded
	(1,777)	Total before tax
	622	Tax (expense) or benefit
	$(1,155)	Net of tax
Unrealized gains and losses on available-for-sale securities
Realized investment gains (losses):
Net investment gains/losses	$75,569	All other investments
Impairments recognized in earnings	(7,275)	Net impairment losses recognized in earnings
	68,294	Total before tax
	(23,903)	Tax (expense) or benefit
	$44,391	Net of tax

(1)  See Note 23, Derivative Financial Instruments for additional information.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.  ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS) — (Continued)

Reclassifications Out of Accumulated Other Comprehensive Income (Loss)

	Amount Reclassified from Accumulated Other Comprehensive Income (Loss)	Affected Line Item in the Consolidated Statements of Income
(Dollars In Thousands)
For The Year Ended December 31, 2013
Gains and losses on derivative instruments
Benefits and settlement expenses, net of
Net settlement (expense)/benefit(1)	$(2,349)	reinsurance ceded
	(2,349)	Total before tax
	822	Tax (expense) or benefit
	$(1,527)	Net of tax
Unrealized gains and losses on available-for-sale securities
Net investment gains/losses	$66,437	Realized investment gains (losses): All other investments
Impairments recognized in earnings	(22,447)	Net impairment losses recognized in earnings
	43,990	Total before tax
	(15,396)	Tax (expense) or benefit
	$28,594	Net of tax

(1)  See Note 23, Derivative Financial Instruments for additional information.

18.  INCOME TAXES

The Company's effective income tax rate related to continuing operations varied from the maximum federal income tax rate as follows:

	For The Year Ended December 31,
	2014	2013	2012
Statutory federal income tax rate applied to pre-tax income	35.0%	35.0%	35.0%
State income taxes	0.5	0.4	0.4
Investment income not subject to tax	(2.7)	(4.4)	(3.1)
Uncertain tax positions	0.5	0.1	0.2
Other	0.1	(0.1)	0.4
	33.4%	31.0%	32.9%

The annual provision for federal income tax in these financial statements differs from the annual amounts of income tax expense reported in the respective income tax returns. Certain significant revenues and expenses are appropriately reported in different years with respect to the financial statements and the tax returns.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.  INCOME TAXES — (Continued)

The components of the Company's income tax are as follows:

	For The Year Ended December 31,
	2014	2013	2012
	(Dollars In Thousands)
Current income tax expense:
Federal	$176,238	$(18,076)	$78,510
State	5,525	(222)	2,496
Total current	$181,763	$(18,298)	$81,006
Deferred income tax expense:
Federal	$65,566	$149,288	$66,375
State	(491)	(93)	3,662
Total deferred	$65,075	$149,195	$70,037

The components of the Company's net deferred income tax liability are as follows:

	As of December 31,
	2014	2013
	(Dollars In Thousands)
Deferred income tax assets:
Premium receivables and policy liabilities	$154,720	$275,355
Loss and credit carryforwards	35,642	104,530
Deferred compensation	104,117	104,062
Invested assets (other than unrealized gains)	2,960	—
Valuation allowance	(791)	(780)
	296,648	483,167
Deferred income tax liabilities:
Deferred policy acquisition costs and value of business acquired	1,073,499	1,034,614
Invested assets (other than unrealized gains)	—	147,446
Net unrealized gains (losses) on investments	798,529	290,062
Other	36,484	52,465
	1,908,512	1,524,587
Net deferred income tax liability	$(1,611,864)	$(1,041,420)

The Company's income tax returns, except for MONY which files separately, are included in PLC's consolidated U.S. income tax return.

The deferred tax assets reported above include certain deferred tax assets related to nonqualified deferred compensation and other employee benefit liabilities. These liabilities were assumed by AXA; they were not acquired by the Company in connection with the acquisition of MONY discussed in Note 3, Significant Acquisitions. The future tax deductions stemming from these liabilities will be claimed by the Company on MONY's tax returns in its post-acquisition periods. These deferred tax assets have been estimated as of the MONY Acquisition date (and through the December 31, 2014

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.  INCOME TAXES — (Continued)

reporting date) based on all available information. However, it is possible that these estimates may be adjusted in future reporting periods based on actuarial changes to the projected future payments associated with these liabilities. Any such adjustments will be recognized by the Company as an adjustment to income tax expense during the period in which they are realized.

In management's judgment, the gross deferred income tax asset as of December 31, 2014, will more likely than not be fully realized. The Company has recognized a valuation allowance of $1.2 million and $1.2 million as of December 31, 2014 and 2013, respectively, related to state-based loss carryforwards that it has determined are more likely than not to expire unutilized. Since there was no change in the valuation allowance, there were no impact to state income tax expense in 2014.

As of December 31, 2014 and 2013, some of the Company's fixed maturities were reported at an unrealized loss. If the Company were to realize a tax-basis net capital loss for a year, then such loss could not be deducted against that year's other taxable income. However, such a loss could be carried back and forward against prior year or future year tax-basis net capital gains. Therefore, the Company has relied upon a prudent and feasible tax-planning strategy regarding its fixed maturities that were reported at an unrealized loss. The Company has the ability and the intent to either hold such fixed maturities to maturity, thereby avoiding a realized loss, or to generate an offsetting realized gain from unrealized gain fixed maturities if such unrealized loss fixed maturities are sold at a loss prior to maturity. As of December 31, 2014, the Company recorded a net unrealized gain on its fixed maturities.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	As of December 31,
	2014	2013	2012
	(Dollars In Thousands)
Balance, beginning of period	$85,846	$74,335	$4,318
Additions for tax positions of the current year	57,392	7,464	9,465
Additions for tax positions of prior years	34,371	6,787	64,050
Reductions of tax positions of prior years:
Changes in judgment	(9,533)	(2,740)	(3,498)
Settlements during the period	—	—	—
Lapses of applicable statute of limitations	—	—	—
Balance, end of period	$168,076	$85,846	$74,335

Included in the balance above, as of December 31, 2014 and 2013, are approximately $157.3 million and $78.5 million of unrecognized tax benefits, respectively, for which the ultimate deductibility is certain but for which there is uncertainty about the timing of such deductions. Other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective income tax rate but would accelerate to an earlier period the payment of cash to the taxing authority. The total amount of unrecognized tax benefits, if recognized, that would affect the effective income tax rate is approximately $10.7 million and $7.4 million as of December 31, 2014 and as of December 31, 2013, respectively.

Any accrued interest related to the unrecognized tax benefits have been included in income tax expense. There were no amounts included in 2014, 2013 or 2012, as the parent company maintains responsibility for the interest on unrecognized tax benefits. The Company has no accrued interest

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.  INCOME TAXES — (Continued)

associated with unrecognized tax benefits as of December 31, 2014 and 2013 (before taking into consideration the related income tax benefit that is associated with such an expense).

During 2012, an IRS audit concluded in which the IRS proposed favorable and unfavorable adjustments to the Company's 2003 through 2007 reported taxable incomes. The Company protested certain unfavorable adjustments and sought resolution at the IRS' Appeals Division. In January 2014, the Appeals Division completed its analysis and sent the Company's case to Congress' Joint Committee on Taxation for routine review. Although it cannot be certain, the Company believes this review process may conclude within the next 12 months. In addition, an examination of tax years 2008 through 2011 is currently underway. The Company believes that this examination may conclude within the next 12 months. It is possible, therefore, that in the next 12 months approximately $98.4 million of the unrecognized tax benefits on the above chart will be reduced due to the expected closure of the aforementioned Appeals process, the closing of the 2008 through 2011 examination, and the lapsing of various tax years' statutes of limitations. In general, these reductions would represent the Company's possible successful negotiation of certain issues, coupled with its payment of the assessed taxes on other issues. This possible scenario includes an assumption that the Company would pay the IRS-asserted deficiencies on issues that it loses at Appeals rather than litigating such issues. These assumed tax payments would not materially impact the Company or its effective tax rate.

During the 12 months ended December 31, 2014 and 2013, discussions with the IRS, related to their ongoing examination of tax years 2008 through 2011 prompted the Company overall to revise upward its measurement of unrecognized tax benefits. These changes underlying this overall increase were almost entirely related to timing issues. Therefore, aside from the cost of interest, such changes did not result in any impact on the Company's effective tax rate. In addition, during the 12 months ended December 31, 2013, the Company's uncertain tax position liability decreased in the amount of $2.7 million. This was caused by the interaction of certain limitations regarding the dividends-received deduction and changes to taxable income caused by other uncertain tax positions resulting from new technical guidance, etc. This led the Company to conclude that the full amount of the associated tax benefit was more than 50% likely to be realized.

In general, the Company is no longer subject to U.S. federal, state and local income tax examinations by taxing authorities for tax years that began before 2003.

19.  SUPPLEMENTAL CASH FLOW INFORMATION

The following table sets forth supplemental cash flow information:

	For The Year Ended December 31,
	2014	2013	2012
	(Dollars In Thousands)
Cash paid / (received) during the year:
Interest expense	$117,776	$110,301	$92,175
Income taxes	159,724	(54,370)	77,665

20.  RELATED PARTY TRANSACTIONS

The Company leases furnished office space and computers to affiliates. Lease revenues were $4.9 million, $4.9 million, and $4.7 million for the years ended December 31, 2014, 2013, and 2012,

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

20.  RELATED PARTY TRANSACTIONS — (Continued)

respectively. The Company purchases data processing, legal, investment, and management services from affiliates. The costs of such services were $206.3 million, $170.9 million, and $154.7 million for the years ended December 31, 2014, 2013, and 2012, respectively. In addition, the Company has an intercompany payable with affiliates as of December 31, 2014 and 2013 of $19.5 million and $27.6 million, respectively. There was no intercompany receivable with affiliates balance as of December 31, 2014 or December 31, 2013.

Certain corporations with which PLC's directors were affiliated paid us premiums and policy fees or other amounts for various types of insurance and investment products, interest on bonds we own and commissions on securities underwritings in which our affiliates participated. Such amounts totaled $33.4 million, $40.0 million, and $59.1 million in 2014, 2013, and 2012, respectively. The Company and/or PLC paid commissions, interest on debt and investment products, and fees to these same corporations totaling $16.5 million, $16.4 million, and $13.0 million in 2014, 2013, and 2012, respectively.

Prior to the Merger, PLC and the Company had no related party transactions with Dai-ichi Life.

PLC has guaranteed the Company's obligations for borrowings or letters of credit under the revolving line of credit arrangement to which PLC is also a party. PLC has also issued guarantees, entered into support agreements and/or assumed a duty to indemnify its indirect wholly owned captive insurance companies in certain respects. In addition, as of December 31, 2014, PLC is the sole holder of the $800 million balance of outstanding surplus notes issued by one such wholly owned captive insurance company, Golden Gate.

As of February 1, 2000, PLC guaranteed the obligations of the Company under a synthetic lease entered into by the Company, as lessee, with a non-affiliated third party, as lessor. Under the terms of the synthetic lease, financing of $75 million was available to the Company for construction of a new office building and parking deck. The synthetic lease was amended and restated as of January 11, 2007, and again on December 19, 2013, wherein as of December 31, 2014, PLC continues to guarantee the obligations of the Company thereunder.

The Company has agreements with certain of its subsidiaries under which it provides administrative services for a fee. These services include but are not limited to accounting, financial reporting, compliance, policy administration, reserve computations, and projections. In addition, the Company and its subsidiaries pay PLC for investment, legal and data processing services.

The Company and/or certain of its affiliates have reinsurance agreements in place with companies owned by PLC. These agreements relate to certain portions of our service contract business which is included within the Asset Protection segment. These transactions are eliminated at the PLC consolidated level.

The Company has reinsured GMWB and GMDB riders related to our variable annuity contracts to Shades Creek, a wholly owned insurance subsidiary of PLC. Also during 2012, PLC entered into an intercompany capital support agreement with Shades Creek which provides through a guarantee that PLC will contribute assets or purchase surplus notes (or cause an affiliate or third party to contribute assets or purchase surplus notes) in amounts necessary for Shades Creek's regulatory capital levels to equal or exceed minimum thresholds as defined by the agreement. Under this support agreement, the Company issued a $55 million Letter of Credit on December 31, 2014. No borrowings under this agreement were outstanding as of December 31, 2014. As of December 31, 2014, Shades Creek

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

20.  RELATED PARTY TRANSACTIONS — (Continued)

maintained capital levels in excess of the required minimum thresholds. The maximum potential future payment amount which could be required under the capital support agreement will be dependent on numerous factors, including the performance of equity markets, the level of interest rates, performance of associated hedges, and related policyholder behavior.

As of December 31, 2012, Shades Creek was a direct wholly owned insurance subsidiary of the Company. On April 1, 2013, the Company paid to its parent, PLC, a dividend that consisted of all outstanding stock of Shades Creek. The Company will continue to reinsure guaranteed minimum withdrawal benefits ("GMWB") and guaranteed minimum death benefits ("GMDB") riders to Shades Creek, which include a funds withheld account that is considered a derivative. For more information related to the derivative, refer to Note 22, Fair Value of Financial Instruments and Note 23, Derivative Financial Instruments. For cash flow purposes, portions of the dividend were treated as non-cash transactions.

The following balances from Shades Creek's balance sheet as of March 31, 2013 with the exception of cash, were excluded from the Company's cash flow statement for the year ended December 31, 2013:

As of March 31, 2013
(Dollars In Thousands)
Assets
Other long-term investments	$34,093
Short-term investments	745
Total investments	34,838
Cash	44,963
Accounts and premiums receivable	16,036
Deferred policy acquisition cost	123,847
Other assets	48,953
Total assets	$268,637
Liabilities
Future policy benefits and claims	$1,626
Other liabilities	178,321
Deferred income taxes	2,459
Total liabilities	182,406
Total equity	86,231
Total liabilities and equity	$268,637

21.  STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS

The Company's insurance subsidiaries prepare statutory financial statements for regulatory purposes in accordance with accounting practices prescribed by the NAIC and the applicable state insurance department laws and regulations. These financial statements vary materially from GAAP. Statutory accounting practices include publications of the NAIC, state laws, regulations, general administrative rules as well as certain permitted accounting practices granted by the respective state insurance department. Generally, the most significant differences are that statutory financial statements do not reflect 1) deferred acquisition costs, 2) benefit liabilities that are calculated using Company estimates of expected mortality, interest, and withdrawals, 3) deferred income taxes that are not subject to

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS — (Continued)

statutory limits, 4) recognition of realized gains and losses on the sale of securities in the period they are sold, and 5) fixed maturities recorded at fair values, but instead at amortized cost.

Statutory net income for the Company was $554.2 million, $165.5 million, and $376.3 million for the year ended December 31, 2014, 2013 and 2012, respectively. Statutory capital and surplus for the Company was $3.5 billion and $2.9 billion as of December 31, 2014 and 2013, respectively.

The Company's insurance subsidiaries are subject to various state statutory and regulatory restrictions on the insurance subsidiaries' ability to pay dividends to Protective Life Corporation. In general, dividends up to specified levels are considered ordinary and may be paid thirty days after written notice to the insurance commissioner of the state of domicile unless such commissioner objects to the dividend prior to the expiration of such period. Dividends in larger amounts are considered extraordinary and are subject to affirmative prior approval by such commissioner. The maximum amount that would qualify as ordinary dividends to the Company from our insurance subsidiaries in 2015 is approximately $138.4 million. Additionally, as of December 31, 2014, approximately $730.1 million of consolidated shareowner's equity, excluding net unrealized gains on investments, represented restricted net assets of the Company's insurance subsidiaries needed to maintain the minimum capital required by the insurance subsidiaries' respective state insurance departments.

State insurance regulators and the National Association of Insurance Commissioners ("NAIC") have adopted risk-based capital ("RBC") requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.

A company's risk-based statutory surplus is calculated by applying factors and performing calculations relating to various asset, premium, claim, expense and reserve items. Regulators can then measure the adequacy of a company's statutory surplus by comparing it to the RBC. Under specific RBC requirements, regulatory compliance is determined by the ratio of a company's total adjusted capital, as defined by the insurance regulators, to its company action level of RBC (known as the RBC ratio), also as defined by insurance regulators. As of December 31, 2014, the Company's total adjusted capital and company action level RBC was $3.9 billion and $687.8 million, respectively, providing an RBC ratio of approximately 562%.

Additionally, the Company has certain assets that are on deposit with state regulatory authorities and restricted from use. As of December 31, 2014, the Company's insurance subsidiaries had on deposit with regulatory authorities, fixed maturity and short-term investments with a fair value of approximately $45.3 million.

The states of domicile of the Company's insurance subsidiaries have adopted prescribed accounting practices that differ from the required accounting outlined in NAIC Statutory Accounting Principles ("SAP"). The insurance subsidiaries also have certain accounting practices permitted by the states of domicile that differ from those found in NAIC SAP.

Certain prescribed and permitted practices impact the statutory surplus of the Company. These practices include the non-admission of goodwill as an asset for statutory reporting and the reporting of Bank Owned Life Insurance ("BOLI") separate account amounts at book value rather than at fair value.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS — (Continued)

The favorable (unfavorable) effects of the Company's statutory surplus, compared to NAIC statutory surplus, from the use of these prescribed and permitted practices were as follows:

	As of December 31,
	2014	2013
	(Dollars In Millions)
Non-admission of goodwill	$(310)	$(311)
Total (net)	$(310)	$(311)

The Company also has certain prescribed and permitted practices which are applied at the subsidiary level and do not have a direct impact on the statutory surplus of the Company. These practices include permission to follow the actuarial guidelines of the domiciliary state of the ceding insurer for certain captive reinsurers, accounting for the face amount of all issued and outstanding letters of credit, and a note issued by an affiliate as an asset in the statutory financial statements of certain wholly owned subsidiaries that are considered "Special Purpose Financial Captives", and a reserve difference related to a captive insurance company.

The favorable (unfavorable) effects on the statutory surplus of the Company's insurance subsidiaries, compared to NAIC statutory surplus, from the use of these prescribed and permitted practices were as follows:

	As of December 31,
	2014	2013
	(Dollars In Millions)
Accounting for Letters of Credit as admitted assets	$1,735	$1,415
Accounting for Red Mountain Note as admitted asset	$435	$365
Reserving based on state specific actuarial practices	$112	$105
Reserving difference related to a captive insurance company	$(87)	$(22)

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company determined the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Fair Value Measurements and Disclosures Topic which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The Company has adopted the provisions from the FASB guidance that is referenced in the Fair Value Measurements and Disclosures Topic for non-financial assets and liabilities (such as property and equipment, goodwill, and other intangible assets) that are required to be measured at fair value on a periodic basis. The effect on the Company's periodic fair value measurements for non-financial assets and liabilities was not material.

The Company has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Financial assets and liabilities recorded at fair value on the consolidated balance sheets are categorized as follows:

•  Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

•  Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)  Quoted prices for similar assets or liabilities in active markets

b)  Quoted prices for identical or similar assets or liabilities in non-active markets

c)  Inputs other than quoted market prices that are observable

d)  Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•  Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following table presents the Company's hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Assets:
Fixed maturity securities — available-for-sale Residential mortgage-backed securities	$—	$1,418,255	$3	$1,418,258
Commercial mortgage-backed securities	—	1,177,252	—	1,177,252
Other asset-backed securities	—	275,415	563,961	839,376
U.S. government-related securities	1,165,188	263,707	—	1,428,895
State, municipalities, and political subdivisions	—	1,684,014	3,675	1,687,689
Other government-related securities	—	20,172	—	20,172
Corporate bonds	132	26,039,963	1,325,683	27,365,778
Total fixed maturity securities — available-for-sale	1,165,320	30,878,778	1,893,322	33,937,420

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Fixed maturity securities — trading Residential mortgage-backed securities	$—	$288,114	$—	$288,114
Commercial mortgage-backed securities	—	151,111	—	151,111
Other asset-backed securities	—	105,118	169,461	274,579
U.S. government-related securities	245,563	4,898	—	250,461
State, municipalities, and political subdivisions	—	325,446	—	325,446
Other government-related securities	—	57,032	—	57,032
Corporate bonds	—	1,447,333	24,744	1,472,077
Total fixed maturity securities — trading	245,563	2,379,052	194,205	2,818,820
Total fixed maturity securities	1,410,883	33,257,830	2,087,527	36,756,240
Equity securities	590,832	99,267	66,691	756,790
Other long-term investments(1)	119,997	106,079	44,625	270,701
Short-term investments	243,436	3,281	—	246,717
Total investments	2,365,148	33,466,457	2,198,843	38,030,448
Cash	268,286	—	—	268,286
Assets related to separate accounts
Variable annuity	13,157,429	—	—	13,157,429
Variable universal life	834,940	—	—	834,940
Total assets measured at fair value on a recurring basis	$16,625,803	$33,466,457	$2,198,843	$52,291,103
Liabilities:
Annuity account balances(2)	$—	$—	$97,825	$97,825
Other liabilities(1)	62,146	61,046	506,343	629,535
Total liabilities measured at fair value on a recurring basis	$62,146	$61,046	$604,168	$727,360

(1)  Includes certain freestanding and embedded derivatives.

(2)  Represents liabilities related to fixed indexed annuities.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents the Company's hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Assets:
Fixed maturity securities — available-for-sale Residential mortgage-backed securities	$—	$1,445,040	$28	$1,445,068
Commercial mortgage-backed securities	—	970,656	—	970,656
Other asset-backed securities	—	326,175	545,808	871,983
U.S. government-related securities	1,211,141	296,749	—	1,507,890
State, municipalities, and political subdivisions	—	1,407,154	3,675	1,410,829
Other government-related securities	—	51,427	—	51,427
Corporate bonds	107	24,198,529	1,549,940	25,748,576
Total fixed maturity securities — available-for-sale	1,211,248	28,695,730	2,099,451	32,006,429
Fixed maturity securities — trading Residential mortgage-backed securities	—	310,877	—	310,877
Commercial mortgage-backed securities	—	158,570	—	158,570
Other asset-backed securities	—	93,278	194,977	288,255
U.S. government-related securities	191,332	4,906	—	196,238
State, municipalities, and political subdivisions	—	260,892	—	260,892
Other government-related securities	—	57,097	—	57,097
Corporate bonds	—	1,497,362	29,199	1,526,561
Total fixed maturity securities — trading	191,332	2,382,982	224,176	2,798,490
Total fixed maturity securities	1,402,580	31,078,712	2,323,627	34,804,919
Equity securities	483,482	50,927	67,979	602,388
Other long-term investments(1)	56,469	54,965	98,886	210,320
Short-term investments	131,422	1,603	—	133,025
Total investments	2,073,953	31,186,207	2,490,492	35,750,652
Cash	345,579	—	—	345,579
Other assets	—	—	—	—
Assets related to separate accounts
Variable annuity	12,791,438	—	—	12,791,438
Variable universal life	783,618	—	—	783,618
Total assets measured at fair value on a recurring basis	$15,994,588	$31,186,207	$2,490,492	$49,671,287
Liabilities:
Annuity account balances(2)	$—	$—	$107,000	$107,000
Other liabilities(1)	30,241	191,182	233,738	455,161
Total liabilities measured at fair value on a recurring basis	$30,241	$191,182	$340,738	$562,161

(1)  Includes certain freestanding and embedded derivatives.

(2)  Represents liabilities related to fixed indexed annuities.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Determination of Fair Values

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines certain fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company's credit standing, liquidity, and where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for the financial instruments as listed in the above table.

The fair value of fixed maturity, short-term, and equity securities is determined by management after considering one of three primary sources of information: third party pricing services, non-binding independent broker quotations, or pricing matrices. Security pricing is applied using a "waterfall" approach whereby publicly available prices are first sought from third party pricing services, the remaining unpriced securities are submitted to independent brokers for non-binding prices, or lastly, securities are priced using a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Third party pricing services price approximately 90% of the Company's available-for-sale and trading fixed maturity securities. Based on the typical trading volumes and the lack of quoted market prices for available-for-sale and trading fixed maturities, third party pricing services derive the majority of security prices from observable market inputs such as recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Certain securities are priced via independent non-binding broker quotations, which are considered to have no significant unobservable inputs. When using non-binding independent broker quotations, the Company obtains one quote per security, typically from the broker from which we purchased the security. A pricing matrix is used to price securities for which the Company is unable to obtain or effectively rely on either a price from a third party pricing service or an independent broker quotation.

The pricing matrix used by the Company begins with current spread levels to determine the market price for the security. The credit spreads, assigned by brokers, incorporate the issuer's credit rating, liquidity discounts, weighted-average of contracted cash flows, risk premium, if warranted, due to the issuer's industry, and the security's time to maturity. The Company uses credit ratings provided by nationally recognized rating agencies.

For securities that are priced via non-binding independent broker quotations, the Company assesses whether prices received from independent brokers represent a reasonable estimate of fair value through an analysis using internal and external cash flow models developed based on spreads and, when available, market indices. The Company uses a market-based cash flow analysis to validate the reasonableness of prices received from independent brokers. These analytics, which are updated daily, incorporate various metrics (yield curves, credit spreads, prepayment rates, etc.) to determine the valuation of such holdings. As a result of this analysis, if the Company determines there is a more

PROTECTIVE LIFE INSURANCE COMPANY

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22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

appropriate fair value based upon the analytics, the price received from the independent broker is adjusted accordingly. The Company did not adjust any quotes or prices received from brokers during the year ended December 31, 2014.

The Company has analyzed the third party pricing services' valuation methodologies and related inputs and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs that is in accordance with the Fair Value Measurements and Disclosures Topic of the ASC. Based on this evaluation and investment class analysis, each price was classified to Level 1, 2, or 3. Most prices provided by third party pricing services are classified into Level 2 because the significant inputs used in pricing the securities are market observable and the observable inputs are corroborated by the Company. Since the matrix pricing of certain debt securities includes significant non-observable inputs, they are classified as Level 3.

Asset-Backed Securities

This category mainly consists of residential mortgage-backed securities, commercial mortgage-backed securities, and other asset-backed securities (collectively referred to as asset-backed securities or "ABS"). As of December 31, 2014, the Company held $3.4 billion of ABS classified as Level 2. These securities are priced from information provided by a third party pricing service and independent broker quotes. The third party pricing services and brokers mainly value securities using both a market and income approach to valuation. As part of this valuation process they consider the following characteristics of the item being measured to be relevant inputs: 1) weighted-average coupon rate, 2) weighted-average years to maturity, 3) types of underlying assets, 4) weighted-average coupon rate of the underlying assets, 5) weighted-average years to maturity of the underlying assets, 6) seniority level of the tranches owned, and 7) credit ratings of the securities.

After reviewing these characteristics of the ABS, the third party pricing service and brokers use certain inputs to determine the value of the security. For ABS classified as Level 2, the valuation would consist of predominantly market observable inputs such as, but not limited to: 1) monthly principal and interest payments on the underlying assets, 2) average life of the security, 3) prepayment speeds, 4) credit spreads, 5) treasury and swap yield curves, and 6) discount margin. The Company reviews the methodologies and valuation techniques (including the ability to observe inputs) in assessing the information received from external pricing services and in consideration of the fair value presentation.

As of December 31, 2014, the Company held $733.4 million of Level 3 ABS, which included $564.0 million of other asset-backed securities classified as available-for-sale and $169.4 million of other asset-backed securities classified as trading. These securities are predominantly ARS whose underlying collateral is at least 97% guaranteed by the FFELP. As a result of the ARS market collapse during 2008, the Company prices its ARS using an income approach valuation model. As part of the valuation process the Company reviews the following characteristics of the ARS in determining the relevant inputs: 1) weighted-average coupon rate, 2) weighted-average years to maturity, 3) types of underlying assets, 4) weighted-average coupon rate of the underlying assets, 5) weighted-average years to maturity of the underlying assets, 6) seniority level of the tranches owned, 7) credit ratings of the securities, 8) liquidity premium, and 9) paydown rate.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Corporate Bonds, U.S. Government-Related Securities, States, Municipals, and Political Subdivisions, and Other Government Related Securities

As of December 31, 2014, the Company classified approximately $29.8 billion of corporate bonds, U.S. government-related securities, states, municipals, and political subdivisions, and other government-related securities as Level 2. The fair value of the Level 2 bonds and securities is predominantly priced by broker quotes and a third party pricing service. The Company has reviewed the valuation techniques of the brokers and third party pricing service and has determined that such techniques used Level 2 market observable inputs. The following characteristics of the bonds and securities are considered to be the primary relevant inputs to the valuation: 1) weighted-average coupon rate, 2) weighted-average years to maturity, 3) seniority, and 4) credit ratings. The Company reviews the methodologies and valuation techniques (including the ability to observe inputs) in assessing the information received from external pricing services and in consideration of the fair value presentation.

The brokers and third party pricing service utilize valuation models that consist of a hybrid income and market approach to valuation. The pricing models utilize the following inputs: 1) principal and interest payments, 2) treasury yield curve, 3) credit spreads from new issue and secondary trading markets, 4) dealer quotes with adjustments for issues with early redemption features, 5) liquidity premiums present on private placements, and 6) discount margins from dealers in the new issue market.

As of December 31, 2014, the Company classified approximately $1.4 billion of bonds and securities as Level 3 valuations. Level 3 bonds and securities primarily represent investments in illiquid bonds for which no price is readily available. To determine a price, the Company uses a discounted cash flow model with both observable and unobservable inputs. These inputs are entered into an industry standard pricing model to determine the final price of the security. These inputs include: 1) principal and interest payments, 2) coupon rate, 3) sector and issuer level spread over treasury, 4) underlying collateral, 5) credit ratings, 6) maturity, 7) embedded options, 8) recent new issuance, 9) comparative bond analysis, and 10) an illiquidity premium.

Equities

As of December 31, 2014, the Company held approximately $166.0 million of equity securities classified as Level 2 and Level 3. Of this total, $66.0 million represents Federal Home Loan Bank ("FHLB") stock. The Company believes that the cost of the FHLB stock approximates fair value. The remainder of these equity securities is primarily investments in preferred stock.

Other Long-Term Investments and Other Liabilities

Other long-term investments and other liabilities consist entirely of free-standing and embedded derivative financial instruments. Refer to Note 23, Derivative Financial Instruments for additional information related to derivatives. Derivative financial instruments are valued using exchange prices, independent broker quotations, or pricing valuation models, which utilize market data inputs. Excluding embedded derivatives, as of December 31, 2014, 78.8% of derivatives based upon notional values were priced using exchange prices or independent broker quotations. The remaining derivatives were priced by pricing valuation models, which predominantly utilize observable market data inputs. Inputs used to value derivatives include, but are not limited to, interest swap rates, credit spreads, interest rate

PROTECTIVE LIFE INSURANCE COMPANY

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22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

and equity market volatility indices, equity index levels, and treasury rates. The Company performs monthly analysis on derivative valuations that includes both quantitative and qualitative analyses.

Derivative instruments classified as Level 1 generally include futures and options, which are traded on active exchange markets.

Derivative instruments classified as Level 2 primarily include interest rate and inflation swaps, options, and swaptions. These derivative valuations are determined using independent broker quotations, which are corroborated with observable market inputs.

Derivative instruments classified as Level 3 were embedded derivatives and include at least one significant non-observable input. A derivative instrument containing Level 1 and Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instruments may not be classified within the same fair value hierarchy level as the associated assets and liabilities. Therefore, the changes in fair value on derivatives reported in Level 3 may not reflect the offsetting impact of the changes in fair value of the associated assets and liabilities.

The embedded derivatives are carried at fair value in "other long-term investments" and "other liabilities" on the Company's consolidated balance sheet. The changes in fair value are recorded in earnings as "Realized investment gains (losses) — Derivative financial instruments". Refer to Note 23, Derivative Financial Instruments for more information related to each embedded derivatives gains and losses.

The fair value of the GMWB embedded derivative is derived through the income method of valuation using a valuation model that projects future cash flows using multiple risk neutral stochastic equity scenarios and policyholder behavior assumptions. The risk neutral scenarios are generated using the current swap curve and projected equity volatilities and correlations. The projected equity volatilities are based on a blend of historical volatility and near-term equity market implied volatilities. The equity correlations are based on historical price observations. For policyholder behavior assumptions, expected lapse and utilization assumptions are used and updated for actual experience, as necessary. The Company assumes age-based mortality from the National Association of Insurance Commissioners 1994 Variable Annuity MGDB Mortality Table for company experience, with attained age factors varying from 44.5% — 100%. The present value of the cash flows is determined using the discount rate curve, which is based upon LIBOR plus a credit spread (to represent the Company's non-performance risk). As a result of using significant unobservable inputs, the GMWB embedded derivative is categorized as Level 3. These assumptions are reviewed on a quarterly basis.

The balance of the FIA embedded derivative is impacted by policyholder cash flows associated with the FIA product that are allocated to the embedded derivative in addition to changes in the fair value of the embedded derivative during the reporting period. The fair value of the FIA embedded derivative is derived through the income method of valuation using a valuation model that projects future cash flows using current index values and volatility, the hedge budget used to price the product, and policyholder assumptions (both elective and non-elective). For policyholder behavior assumptions, expected lapse and withdrawal assumptions are used and updated for actual experience, as necessary. The Company assumes age-based mortality from the 1994 Variable Annuity MGDB mortality table modified for

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

company experience, with attained age factors varying from 49% — 80%. The present value of the cash flows is determined using the discount rate curve, which is based upon LIBOR up to one year and constant maturity treasury rates plus a credit spread (to represent the Company's non-performance risk) thereafter. Policyholder assumptions are reviewed on an annual basis. As a result of using significant unobservable inputs, the FIA embedded derivative is categorized as Level 3.

The balance of the indexed universal life ("IUL") embedded derivative is impacted by policyholder cash flows associated with the IUL product that are allocated to the embedded derivative in addition to changes in the fair value of the embedded derivative during the reporting period. The fair value of the IUL embedded derivative is derived through the income method of valuation using a valuation model that projects future cash flows using current index values and volatility, the hedge budget used to price the product, and policyholder assumptions (both elective and non-elective). For policyholder behavior assumptions, expected lapse and withdrawal assumptions are used and updated for actual experience, as necessary. The Company assumes age-based mortality from the SOA 2008 VBT Primary Tables modified for company experience, with attained age factors varying from 37% — 74%. The present value of the cash flows is determined using the discount rate curve, which is based upon LIBOR up to one year and constant maturity treasury rates plus a credit spread (to represent the Company's non-performance risk) thereafter. Policyholder assumptions are reviewed on an annual basis. As a result of using significant unobservable inputs, the IUL embedded derivative is categorized as Level 3.

The Company has assumed and ceded certain blocks of policies under modified coinsurance agreements in which the investment results of the underlying portfolios inure directly to the reinsurers. As a result, these agreements contain embedded derivatives that are reported at fair value. Changes in their fair value are reported in earnings. The investments supporting these agreements are designated as "trading securities"; therefore changes in their fair value are also reported in earnings. The fair value of the embedded derivative is the difference between the statutory policy liabilities (net of policy loans) of $2.5 billion and the fair value of the trading securities of $2.8 billion. As a result, changes in the fair value of the embedded derivatives are largely offset by the changes in fair value of the related investments and each are reported in earnings. The fair value of the embedded derivative is considered a Level 3 valuation due to the unobservable nature of the policy liabilities.

Certain of the Company's subsidiaries have entered into interest support, a yearly renewable term ("YRT") premium support, and portfolio maintenance agreements with PLC. These agreements meet the definition of a derivative and are accounted for at fair value and are considered Level 3 valuations. The fair value of these derivatives as of December 31, 2014 was $6.1 million and is included in Other long-term investments. For information regarding realized gains on these derivatives please refer to Note 23, Derivative Financial Instruments.

The Interest Support Agreement provides that PLC will make payments to Golden Gate II if actual investment income on certain of Golden Gate II's asset portfolios falls below a calculated investment income amount as defined in the Interest Support Agreement. The calculated investment income amount is a level of investment income deemed to be sufficient to support certain of Golden Gate II's obligations under a reinsurance agreement with the Company, dated July 1, 2007. The derivative is valued using an internal valuation model that assumes a conservative projection of investment income under an adverse interest rate scenario and the probability that the expectation falls below the calculated investment income amount. This derivative had a fair value of $4.2 million as of December 31, 2014. The

PROTECTIVE LIFE INSURANCE COMPANY

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22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

assessment of required payments from PLC under the Interest Support Agreement occurs annually. As of December 31, 2014, no payments have been triggered under this agreement.

The YRT Premium support agreement provides that PLC will make payments to Golden Gate II in the event that YRT premium rates increase. The derivative is valued using an internal valuation model. The valuation model is a probability weighted discounted cash flow model. The value is primarily a function of the likelihood and severity of future YRT premium increases. The fair value of this derivative as of December 31, 2014 was $1.7 million. As of December 31, 2014, no payments have been triggered under this agreement.

The portfolio maintenance agreements provide that PLC will make payments to Golden Gate V and WCL in the event of other-than-temporary impairments on investments that exceed defined thresholds. The derivatives are valued using an internal discounted cash flow model. The significant unobservable inputs are the projected probability and severity of credit losses used to project future cash flows on the investment portfolios. The fair value of the portfolio maintenance agreements as of December 31, 2014, was approximately $0.1 million. As of December 31, 2014, no payments have been triggered under this agreement.

The Funds Withheld derivative results from a reinsurance agreement with Shades Creek where the economic performance of certain hedging instruments held by the Company is ceded to Shades Creek. The value of the Funds Withheld derivative is directly tied to the value of the hedging instruments held in the funds withheld account. The hedging instruments predominantly consist of derivative instruments the fair values of which are classified as a Level 2 measurement; as such, the fair value of the Funds Withheld derivative has been classified as a Level 2 measurement. The fair value of the Funds Withheld derivative as of December 31, 2014, was a liability of $57.3 million.

Annuity Account Balances

The Company records certain of its FIA reserves at fair value. The fair value is considered a Level 3 valuation. The FIA valuation model calculates the present value of future benefit cash flows less the projected future profits to quantify the net liability that is held as a reserve. This calculation is done using multiple risk neutral stochastic equity scenarios. The cash flows are discounted using LIBOR plus a credit spread. Best estimate assumptions are used for partial withdrawals, lapses, expenses and asset earned rate with a risk margin applied to each. These assumptions are reviewed at least annually as a part of the formal unlocking process. If an event were to occur within a quarter that would make the assumptions unreasonable, the assumptions would be reviewed within the quarter.

The discount rate for the fixed indexed annuities is based on an upward sloping rate curve which is updated each quarter. The discount rates for December 31, 2014, ranged from a one month rate of 0.30%, a 5 year rate of 2.37%, and a 30 year rate of 3.67%. A credit spread component is also included in the calculation to accommodate non-performance risk.

Separate Accounts

Separate account assets are invested in open-ended mutual funds and are included in Level 1.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Valuation of Level 3 Financial Instruments

The following table presents the valuation method for material financial instruments included in Level 3, as well as the unobservable inputs used in the valuation of those financial instruments:

	Fair Value As of December 31, 2014	Valuation Technique	Unobservable Input	Range (Weighted Average)
(Dollars In Thousands)
Assets:
Other asset-backed securities	$ 563,752	Discounted cash flow	Liquidity premium Paydown rate	0.39% - 1.49% (0.69%) 9.70% - 15.80% (12.08%)
Corporate bonds	1,282,864	Discounted cash flow	Spread over treasury	0.33% - 7.50% (2.19%)
Liabilities:
Embedded derivatives — GMWB(1)	$ 25,927	Actuarial cash flow model	Mortality Lapse	44.5% to 100% of 1994 MGDB table 0.25% - 17%, depending on product/duration/funded status of guarantee
			Utilization	97% - 101%
			Nonperformance risk	0.12% - 0.96%
Annuity account balances(2)	97,825	Actuarial cash flow model	Asset earned rate	3.86% - 5.92%
			Expenses	$88 - $102 per policy
			Withdrawal rate	2.20%
			Mortality Lapse	49% to 80% of 1994 MGDB table 2.2% - 33.0%, depending on duration/surrender charge period
			Return on assets	1.50% - 1.85% depending on surrender charge period
			Nonperformance risk	0.12% - 0.96%

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

	Fair Value As of December 31, 2014	Valuation Technique	Unobservable Input	Range (Weighted Average)
(Dollars In Thousands)
Embedded derivative — FIA	$ 124,465	Actuarial cash flow model	Expenses	$83 - $97 per policy
			Withdrawal rate	1.1% - 4.5% depending on duration and tax qualification
			Mortality Lapse	49% - 80% of 1994 MGDB table 2.5% - 40.0%, depending on duration/surrender charge period
			Nonperformance risk	0.12% - 0.96%
Embedded derivative — IUL	6,691	Actuarial cash flow model	Mortality Lapse	37% - 74% of 2008 VBT Primary Tables 0.5% - 10.0%, depending on duration/distribution channel and smoking class
			Nonperformance risk	0.12% - 0.96%

(1)  The fair value for the GMWB embedded derivative is presented as a net liability. Excludes modified coinsurance agreements.

(2)  Represents liabilities related to fixed indexed annuities.

The chart above excludes Level 3 financial instruments that are valued using broker quotes and those which book value approximates fair value.

The Company has considered all reasonably available quantitative inputs as of December 31, 2014, but the valuation techniques and inputs used by some brokers in pricing certain financial instruments are not shared with the Company. This resulted in $237.2 million of financial instruments being classified as Level 3 as of December 31, 2014. Of the $237.2 million, $169.7 million are other asset-backed securities and $67.5 million are corporate bonds.

In certain cases the Company has determined that book value materially approximates fair value. As of December 31, 2014, the Company held $70.4 million of financial instruments where book value approximates fair value. Of the $70.4 million, $66.7 million represents equity securities, which are predominantly FHLB stock, and $3.7 million of other fixed maturity securities.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents the valuation method for material financial instruments included in Level 3, as well as the unobservable inputs used in the valuation of those financial instruments:

	Fair Value As of December 31, 2013	Valuation Technique	Unobservable Input	Range (Weighted Average)
	(Dollars In Thousands)
Assets:
Other asset-backed securities	$ 545,808	Discounted cash flow	Liquidity premium Paydown rate	1.00% - 1.68%% (1.08%) 8.57% - 16.87% (12.05%)
Corporate bonds	1,555,898	Discounted cash flow	Spread over treasury	0.11% - 6.75% (2.06%)
Embedded derivatives — GMWB(1)	93,939	Actuarial cash flow model	Mortality Lapse	49% to 80% of 1994 MGDB table 0% - 24%, depending on product/duration/funded status of guarantee
			Utilization	97% - 103%
			Nonperformance risk	0.15% - 1.06%
Liabilities:
Annuity account balances(2)	$ 107,000	Actuarial cash flow model	Asset earned rate	5.37%
			Expenses	$88 - $102 per policy
			Withdrawal rate	2.20%
			Mortality Lapse	49% to 80% of 1994 MGDB table 2.2% - 33.0%, depending on duration/surrender charge period
			Return on assets	1.50% - 1.85% depending on surrender charge period
			Nonperformance risk	0.15% - 1.06%

PROTECTIVE LIFE INSURANCE COMPANY

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22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

	Fair Value As of December 31, 2013	Valuation Technique	Unobservable Input	Range (Weighted Average)
(Dollars In Thousands)
Embedded derivative — FIA	$ 25,324	Actuarial cash flow model	Expenses	$83 - $97 per policy
			Withdrawal rate	1.1% to 4.5% depending on duration and tax qualification
			Mortality Lapse	49% to 80% of 1994 MGDB table 2.5% - 40.0%, depending on duration/surrender charge period
			Nonperformance risk	0.15% - 1.06%

(1)  The fair value for the GMWB embedded derivative is presented as a net asset. Excludes modified coinsurance arrangements.

(2)  Represents liabilities related to fixed indexed annuities.

The chart above excludes Level 3 financial instruments that are valued using broker quotes and those which book value approximates fair value.

The Company has considered all reasonably available quantitative inputs as of December 31, 2013, but the valuation techniques and inputs used by some brokers in pricing certain financial instruments are not shared with the Company. This resulted in $216.0 million of financial instruments being classified as Level 3 as of December 31, 2013. Of the $216.0 million, $195.0 million are other asset backed securities and $21.0 million are corporate bonds.

In certain cases the Company has determined that book value materially approximates fair value. As of December 31, 2013, the Company held $73.9 million of financial instruments where book value approximates fair value. Of the $73.9 million, $68.0 million represents equity securities, which are predominantly FHLB stock, and $3.7 million of other fixed maturity securities, and $2.2 million of other corporate bonds.

The asset-backed securities classified as Level 3 are predominantly ARS. A change in the paydown rate (the projected annual rate of principal reduction) of the ARS can significantly impact the fair value of these securities. A decrease in the paydown rate would increase the projected weighted average life of the ARS and increase the sensitivity of the ARS' fair value to changes in interest rates. An increase in the liquidity premium would result in a decrease in the fair value of the securities, while a decrease in the liquidity premium would increase the fair value of these securities.

The fair value of corporate bonds classified as Level 3 is sensitive to changes in the interest rate spread over the corresponding U.S. Treasury rate. This spread represents a risk premium that is impacted by company specific and market factors. An increase in the spread can be caused by a

PROTECTIVE LIFE INSURANCE COMPANY

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22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

perceived increase in credit risk of a specific issuer and/or an increase in the overall market risk premium associated with similar securities. The fair values of corporate bonds are sensitive to changes in spread. When holding the treasury rate constant, the fair value of corporate bonds increases when spreads decrease, and decreases when spreads increases.

The fair value of the GMWB embedded derivative is sensitive to changes in the discount rate which includes the Company's nonperformance risk, volatility, lapse, and mortality assumptions. The volatility assumption is an observable input as it is based on market inputs. The Company's nonperformance risk, lapse, and mortality are unobservable. An increase in the three unobservable assumptions would result in a decrease in the fair value and conversely, if there is a decrease in the assumptions the fair value would increase. The fair value is also dependent on the assumed policyholder utilization of the GMWB where an increase in assumed utilization would result in an increase in the liability and conversely, if there is a decrease in the assumption, the liability would decrease.

The fair value of the FIA account balance liability is predominantly impacted by observable inputs such as discount rates and equity returns. However, the fair value of the FIA embedded derivative is sensitive to non-performance risk, which is unobservable. The value of the liability increases with decreases in the discount rate and non-performance risk and decreases with increases in the discount rate and nonperformance risk. The value of the liability increases with increases in equity returns and the liability decreases with a decrease in equity returns.

The fair value of the IUL embedded derivative is predominantly impacted by observable inputs such as discount rates and equity returns. However, the fair value of the IUL embedded derivative is sensitive to non-performance risk, which is unobservable. The value of the liability increases with decreases in the discount rate and non-performance risk and decreases with increases in the discount rate and nonperformance risk. The value of the liability increases with increases in equity returns and the liability decreases with a decrease in equity returns.

PROTECTIVE LIFE INSURANCE COMPANY

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22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2014, for which the Company has used significant unobservable inputs (Level 3):

		Total Realized and Unrealized Gains		Total Realized and Unrealized Losses
	Beginning Balance	Included in Earnings	Included in Other Comprehensive Income	Included in Earnings	Included in Other Comprehensive Income
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$28	$—	$—	$—	$(1)
Commercial mortgage-backed securities	—	—	—	—	—
Other asset-backed securities	545,808	—	36,395	(248)	(8,033)
U.S. government-related securities	—	—	—	—	—
States, municipals, and political subdivisions	3,675	—	—	—	—
Other government-related securities	—	—	—	—	—
Corporate bonds	1,549,940	1,183	67,955	(2)	(33,553)
Total fixed maturity securities — available-for-sale	2,099,451	1,183	104,350	(250)	(41,587)
Fixed maturity securities — trading
Residential mortgage-backed securities	—	11	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—
Other asset-backed securities	194,977	9,507	—	(5,508)	—
U.S. government-related securities	—	—	—	—	—
States, municipals and political subdivisions	—	—	—	—	—
Other government-related securities	—	—	—	—	—
Corporate bonds	29,199	1,294	—	(1,098)	—
Total fixed maturity securities — trading	224,176	10,812	—	(6,606)	—
Total fixed maturity securities	2,323,627	11,995	104,350	(6,856)	(41,587)
Equity securities		67,979	—	1,192	—
Other long-term investments(1)	98,886	4,979	—	(59,240)	—
Short-term investments	—	—	—	—	—
Total investments	2,490,492	16,974	105,542	(66,096)	(41,848)
Total assets measured at fair value on a recurring basis	$2,490,492	$16,974	$105,542	$(66,096)	$(41,848)
Liabilities:
Annuity account balances(2)	$107,000	$—	$—	$(4,307)	$—
Other liabilities(1)	233,738	22,547	—	(295,152)	—
Total liabilities measured at fair value on a recurring basis	$340,738	$22,547	$—	$(299,459)	$—

(1)  Represents certain freestanding and embedded derivatives.

(2)  Represents liabilities related to fixed indexed annuities.

For the year ended December 31, 2014, $31.0 million of securities were transferred into Level 3. This amount was transferred from Level 2. These transfers resulted from securities that were priced by independent pricing services or brokers in previous periods, using no significant unobservable inputs, but were priced internally using significant unobservable inputs where market observable inputs were no longer available as of December 31, 2014.

								Total Gains (losses) included in Earnings related to
	Purchases	Sales	Issuances	Settlements	Transfers in/out of Level 3	Other	Ending Balance	Instruments still held at the Reporting Date
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$—	$(24)	$—	$—	$—	$—	$3	$—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—
Other asset-backed securities	—	(10,064)	—	—	—	103	563,961	—
U.S. government-related securities	—	—	—	—	—	—	—	—
States, municipals, and political subdivisions	—	—	—	—	—	—	3,675	—
Other government-related securities	—	—	—	—	—	—	—	—
Corporate bonds	139,029	(226,073)	—	—	(162,236)	(10,560)	1,325,683	—
Total fixed maturity securities — available-for-sale	139,029	(236,161)	—	—	(162,236)	(10,457)	1,893,322	—
Fixed maturity securities — trading
Residential mortgage-backed securities	842	—	—	—	(853)	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—
Other asset-backed securities	—	(30,462)	—	—	—	947	169,461	1,083
U.S. government-related securities	—	—	—	—	—	—	—	—
States, municipals and political subdivisions	—	—	—	—	—	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—
Corporate bonds	5,839	(10,770)	—	—	4	276	24,744	(121)
Total fixed maturity securities — trading	6,681	(41,232)	—	—	(849)	1,223	194,205	962
Total fixed maturity securities	145,710	(277,393)	—	—	(163,085)	(9,234)	2,087,527	962
Equity securities	(261)	9,551	(1,119)	—	—	(10,651)	66,691	—
Other long-term investments(1)	—	—	—	—	—	—	44,625	(54,261)
Short-term investments	—	—	—	—	—	—	—	—
Total investments	155,261	(278,512)	—	—	(173,736)	(9,234)	2,198,843	(53,299)
Total assets measured at fair value on a recurring basis	$155,261	$(278,512)	$—	$—	$(173,736)	$(9,234)	$2,198,843	$(53,299)
Liabilities:
Annuity account balances(2)	$—	$—	$685	$14,167	$—	$—	$97,825	$—
Other liabilities(1)	—	—	—	—	—	—	506,343	(272,605)
Total liabilities measured at fair value on a recurring basis	$—	$—	$685	$14,167	$—	$—	$604,168	$(272,605)

For the year ended December 31, 2014, $204.7 million of securities were transferred out of Level 3. This amount was transferred to Level 2. These transfers resulted from securities that were previously valued using an internal model that utilized significant unobservable inputs but were valued internally or by independent pricing services or brokers, utilizing no significant unobservable inputs. All transfers are recognized as of the end of the reporting period.

For the year ended December 31, 2014, there were no transfers from Level 2 to Level 1.

For the year ended December 31, 2014, there were no transfers from Level 1.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2013, for which the Company has used significant unobservable inputs (Level 3):

		Total Realized and Unrealized Gains		Total Realized and Unrealized Losses
	Beginning Balance	Included in Earnings	Included in Other Comprehensive Income	Included in Earnings	Included in Other Comprehensive Income
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$4	$—	$1,310	$—	$(338)
Commercial mortgage-backed securities		—	—	—	—
Other asset-backed securities		596,143	—	44,620	(58,937)
U.S. government-related securities	—	—	—	—	—
States, municipals, and political subdivisions	4,275	—	—	—	—
Other government-related securities	20,011	—	2	—	(3)
Corporate bonds	167,892	116	8,310	—	(20,118)
Total fixed maturity securities — available-for-sale	788,325	116	54,242	—	(79,396)
Fixed maturity securities — trading	—	—	—	(1)	—
Residential mortgage-backed securities
Commercial mortgage-backed securities	—	—	—	—	—
Other asset-backed securities	70,535	8,785	—	(5,947)	—
U.S. government-related securities	—	—	—	—	—
States, municipals and political subdivisions	—	—	—	(123)	—
Other government-related securities	—	—	—	—	—
Corporate bonds	115	1	—	(102)	—
Total fixed maturity securities — trading	70,650	8,786	—	(6,173)	—
Total fixed maturity securities	858,975	8,902	54,242	(6,173)	(79,396)
Equity securities		65,527	—	—	—
Other long-term investments(1)	48,655	100,441	—	(16,117)	—
Short-term investments	—	—	—	—	—
Total investments	973,157	109,343	54,242	(22,290)	(79,396)
Total assets measured at fair value on a recurring basis	$973,157	$109,343	$54,242	$(22,290)	$(79,396)
Liabilities:
Annuity account balances(2)	$129,468	$—	$—	$(8,029)	$—
Other liabilities(1)	611,437	295,910	—	(52,716)	—
Total liabilities measured at fair value on a recurring basis	$740,905	$295,910	$—	$(60,745)	$—

(1)  Represents certain freestanding and embedded derivatives.

(2)  Represents liabilities related to fixed indexed annuities.

For the year ended December 31, 2013, $771.6 million of securities were transferred into Level 3. This amount was transferred from Level 2. These transfers resulted from securities that were priced by independent pricing services or brokers in previous periods, using no significant unobservable inputs, but were priced internally using significant unobservable inputs where market observable inputs were no longer available as of December 31, 2013.

								Total Gains (losses) included in Earnings related to
	Purchases	Sales	Issuances	Settlements	Transfers in/out of Level 3	Other	Ending Balance	Instruments still held at the Reporting Date
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$14,349	$(23)	$—	$—	$(15,287)	$13	$28	$—
Commercial mortgage-backed securities	—	—	—	—	—		—	—
Other asset-backed securities	24,931	(62,760)	—	—	1,227	584	545,808	—
U.S. government-related securities	—	—	—	—	—	—	—	—
States, municipals, and political subdivisions	—	(600)	—	—	—	—	3,675	—
Other government-related securities	—	(20,000)	—	—	—	(10)	—	—
Corporate bonds	736,012	(67,431)	—	—	726,760	(1,601)	1,549,940	—
Total fixed maturity securities — available-for-sale	775,292	(150,814)	—	—	712,700	(1,014)	2,099,451	—
Fixed maturity securities — trading	1,582	(72)	—	—	(1,494)	(15)	—	—
Residential mortgage-backed securities
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—
Other asset-backed securities	147,224	(29,344)	—	—	2,210	1,514	194,977	3,588
U.S. government-related securities	—	—	—	—	—		—	—
States, municipals and political subdivisions	3,500	—	—	—	(3,377)	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—
Corporate bonds	4,880	(17)	—	—	24,312	10	29,199	(5)
Total fixed maturity securities — trading	157,186	(29,433)	—	—	21,651	1,509	224,176	3,583
Total fixed maturity securities	932,478	(180,247)	—	—	734,351	495	2,323,627	3,583
Equity securities	—	2,452	—	—	—	—	67,979	—
Other long-term investments(1)	—	—	—	—	—	(34,093)	98,886	84,324
Short-term investments	—	—	—	—	—	—	—	—
Total investments	934,930	(180,247)	—	—	734,351	(33,598)	2,490,492	87,907
Total assets measured at fair value on a recurring basis	$934,930	$(180,247)	$—	$—	$734,351	$(33,598)	$2,490,492	$87,907
Liabilities:
Annuity account balances(2)	$—	$—	$406	$30,903	$—	$—	$107,000	$—
Other liabilities(1)	—	—	—	—	—	134,505	233,738	242,411
Total liabilities measured at fair value on a recurring basis	$—	$—	$406	$30,903	$—	$134,505	$340,738	$242,411

For the year ended December 31, 2013, $37.2 million of securities were transferred out of Level 3. This amount was transferred into Level 2. These transfers resulted from securities that were previously valued using an internal model that utilized significant unobservable inputs but were valued internally or by independent pricing services or brokers, utilizing no significant unobservable inputs. All transfers are recognized as of the end of the reporting period.

For the year ended December 31, 2013, there were no transfers from Level 2 to Level 1.

For the year ended December 31, 2013, there were no transfers from Level 1.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Total realized and unrealized gains (losses) on Level 3 assets and liabilities are primarily reported in either realized investment gains (losses) within the consolidated statements of income (loss) or other comprehensive income (loss) within shareowners' equity based on the appropriate accounting treatment for the item.

Purchases, sales, issuances, and settlements, net, represent the activity that occurred during the period that results in a change of the asset or liability but does not represent changes in fair value for the instruments held at the beginning of the period. Such activity primarily relates to purchases and sales of fixed maturity securities and issuances and settlements of fixed indexed annuities.

The Company reviews the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes may result in a reclassification of certain financial assets or liabilities. Such reclassifications are reported as transfers in and out of Level 3 at the beginning fair value for the reporting period in which the changes occur. The asset transfers in the table(s) above primarily related to positions moved from Level 3 to Level 2 as the Company determined that certain inputs were observable.

The amount of total gains (losses) for assets and liabilities still held as of the reporting date primarily represents changes in fair value of trading securities and certain derivatives that exist as of the reporting date and the change in fair value of fixed indexed annuities.

Estimated Fair Value of Financial Instruments

The carrying amounts and estimated fair values of the Company's financial instruments as of the periods shown below are as follows:

		As of December 31,
		2014		2013
	Fair Value Level	Carrying Amounts	Fair Values	Carrying Amounts	Fair Values
	(Dollars In Thousands)
Assets:
Mortgage loans on real estate	3	$5,133,780	$5,524,059	$5,493,492	$5,956,133
Policy loans	3	1,758,237	1,758,237	1,815,744	1,815,744
Fixed maturities, held-to-maturity(1)	3	435,000	458,422	365,000	335,676
Liabilities:
Stable value product account balances	3	$1,959,488	$1,973,624	$2,559,552	$2,566,209
Annuity account balances	3	10,950,729	10,491,775	11,125,253	10,639,637
Debt:
Non-recourse funding obligations(2)	3	$1,527,752	$1,753,183	$1,495,448	$1,272,425

Except as noted below, fair values were estimated using quoted market prices.

(1)  Security purchased from unconsolidated subsidiary, Red Mountain LLC.

(2)  Of this carrying amount $435.0 million, fair value of $461.4 million, as of December 31, 2014, and $365.0 million, fair value of $321.5 million, as of December 31, 2013, relates to non-recourse funding obligations issued by Golden Gate V.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Fair Value Measurements

Mortgage Loans on Real Estate

The Company estimates the fair value of mortgage loans using an internally developed model. This model includes inputs derived by the Company based on assumed discount rates relative to the Company's current mortgage loan lending rate and an expected cash flow analysis based on a review of the mortgage loan terms. The model also contains the Company's determined representative risk adjustment assumptions related to credit and liquidity risks.

Policy Loans

The Company believes the fair value of policy loans approximates book value. Policy loans are funds provided to policy holders in return for a claim on the policy. The funds provided are limited to the cash surrender value of the underlying policy. The nature of policy loans is to have a negligible default risk as the loans are fully collateralized by the value of the policy. Policy loans do not have a stated maturity and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy. Due to the collateralized nature of policy loans and unpredictable timing of repayments, the Company believes the fair value of policy loans approximates carrying value.

Fixed Maturities, Held-to-Maturity

The Company estimates the fair value of its fixed maturity, held-to-maturity using internal discounted cash flow models. The discount rates used in the model were based on a current market yield for similar financial instruments.

Stable Value Product and Annuity Account Balances

The Company estimates the fair value of stable value product account balances and annuity account balances using models based on discounted expected cash flows. The discount rates used in the models were based on a current market rate for similar financial instruments.

Non-Recourse Funding Obligations

The Company estimates the fair value of its non-recourse funding obligations using internal discounted cash flow models. The discount rates used in the model were based on a current market yield for similar financial instruments.

23.  DERIVATIVE FINANCIAL INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

The Company utilizes a risk management strategy that incorporates the use of derivative financial instruments to reduce exposure to certain risks, including but not limited to, interest rate risk, inflation risk, currency exchange risk, volatility risk, and equity market risk. These strategies are developed through the Company's analysis of data from financial simulation models and other internal and industry sources, and are then incorporated into the Company's risk management program.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

23.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

Derivative instruments expose the Company to credit and market risk and could result in material changes from period to period. The Company attempts to minimize its credit risk by entering into transactions with highly rated counterparties. The Company manages the market risk by establishing and monitoring limits as to the types and degrees of risk that may be undertaken. The Company monitors its use of derivatives in connection with its overall asset/liability management programs and risk management strategies. In addition, all derivative programs are monitored by our risk management department.

Derivatives Related to Interest Rate Risk Management

Derivative instruments that are used as part of the Company's interest rate risk management strategy include interest rate swaps, interest rate futures, interest rate caps, and interest rate swaptions. The Company's inflation risk management strategy involves the use of swaps that requires the Company to pay a fixed rate and receive a floating rate that is based on changes in the Consumer Price Index ("CPI").

Derivatives Related to Risk Mitigation of Variable Annuity Contracts

The Company may use the following types of derivative contracts to mitigate its exposure to certain guaranteed benefits related to VA contracts and fixed indexed annuities:

•  Foreign Currency Futures

•  Variance Swaps

•  Interest Rate Futures

•  Equity Options

•  Equity Futures

•  Credit Derivatives

•  Interest Rate Swaps

•  Interest Rate Swaptions

•  Volatility Futures

•  Volatility Options

•  Funds Withheld Agreement

•  Total Return Swaps

Other Derivatives

The Company and certain of its subsidiaries have derivatives with PLC. These derivatives consist of an interest support agreement, a YRT premium support agreement, and portfolio maintenance agreements with PLC.

The Company has a funds withheld account that consists of various derivative instruments held by us that is used to hedge the GMWB and GMDB riders. The economic performance of derivatives in the funds withheld account is ceded to Shades Creek. The funds withheld account is accounted for as a derivative financial instrument.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

23.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

Accounting for Derivative Instruments

The Company records its derivative financial instruments in the consolidated condensed balance sheet in "other long-term investments" and "other liabilities" in accordance with GAAP, which requires that all derivative instruments be recognized in the balance sheet at fair value. The change in the fair value of derivative financial instruments is reported either in the statement of income or in other comprehensive income (loss), depending upon whether it qualified for and also has been properly identified as being part of a hedging relationship, and also on the type of hedging relationship that exists.

For a derivative financial instrument to be accounted for as an accounting hedge, it must be identified and documented as such on the date of designation. For cash flow hedges, the effective portion of their realized gain or loss is reported as a component of other comprehensive income and reclassified into earnings in the same period during which the hedged item impacts earnings. Any remaining gain or loss, the ineffective portion, is recognized in current earnings. For fair value hedge derivatives, their gain or loss as well as the offsetting loss or gain attributable to the hedged risk of the hedged item is recognized in current earnings. Effectiveness of the Company's hedge relationships is assessed on a quarterly basis.

The Company reports changes in fair values of derivatives that are not part of a qualifying hedge relationship through earnings in the period of change. Changes in the fair value of derivatives that are recognized in current earnings are reported in "Realized investment gains (losses) — Derivative financial instruments".

Derivative Instruments Designated and Qualifying as Hedging Instruments

Cash-Flow Hedges

•  In connection with the issuance of inflation-adjusted funding agreements, the Company has entered into swaps to essentially convert the floating CPI-linked interest rate on these agreements to a fixed rate. The Company pays a fixed rate on the swap and receives a floating rate primarily determined by the period's change in the CPI. The amounts that are received on the swaps are almost equal to the amounts that are paid on the agreements.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

The Company uses various other derivative instruments for risk management purposes that do not qualify for hedge accounting treatment. Changes in the fair value of these derivatives are recognized in earnings during the period of change.

Derivatives Related to Variable Annuity Contracts

•  The Company uses equity, interest rate, currency, and volatility futures to mitigate the risk related to certain guaranteed minimum benefits, including GMWB, within its VA products. In general, the cost of such benefits varies with the level of equity and interest rate markets, foreign currency levels, and overall volatility. No volatility future positions were held as of December 31, 2014.

•  The Company uses equity options, volatility swaps, and volatility options to mitigate the risk related to certain guaranteed minimum benefits, including GMWB, within its VA products. In general, the cost of such benefits varies with the level of equity markets and overall volatility. No volatility option positions were held as of December 31, 2014.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

23.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

•  The Company uses interest rate swaps and interest rate swaptions to mitigate the risk related to certain guaranteed minimum benefits, including GMWB, within its VA products.

•  The Company markets certain VA products with a GMWB rider. The GMWB component is considered an embedded derivative, not considered to be clearly and closely related to the host contract.

•  The Company has a funds withheld account that consists of various derivative instruments held by the Company that are used to hedge the GMWB and GMDB riders. The economic performance of derivatives in the funds withheld account is ceded to Shades Creek. The funds withheld account is accounted for as a derivative financial instrument.

Derivatives Related to Fixed Annuity Contracts

•  The Company uses equity and volatility futures to mitigate the risk within its fixed indexed annuity products. In general, the cost of such benefits varies with the level of equity and overall volatility.

•  The Company uses equity options to mitigate the risk within its fixed indexed annuity products. In general, the cost of such benefits varies with the level of equity markets.

•  The Company markets certain fixed indexed annuity products. The FIA component is considered an embedded derivative, not considered to be clearly and closely related to the host contract.

Derivatives Related to Indexed Universal Life Contracts

•  The Company uses equity futures and options to mitigate the risk within its IUL contracts. In general, the cost of such benefits varies with the level of equity markets.

•  The Company markets certain IUL products. The IUL component is considered an embedded derivative, not considered to be clearly and closely related to the host contract.

Other Derivatives

•  The Company uses certain interest rate swaps to mitigate the price volatility of fixed maturities. None of these positions were held as of December 31, 2014.

•  The Company and certain of its subsidiaries have an interest support agreement, YRT premium support agreement, and two portfolio maintenance agreements with PLC.

•  The Company uses various swaps and other types of derivatives to manage risk related to other exposures.

•  The Company is involved in various modified coinsurance which contain embedded derivatives. Changes in their fair value are recorded in current period earnings. The investment portfolios that support the related modified coinsurance reserves had fair value changes which substantially offset the gains or losses on these embedded derivatives.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

23.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

The following table sets forth realized investments gains and losses for the periods shown:

Realized investment gains (losses) — derivative financial instruments

	For The Year Ended December 31,
	2014	2013	2012
	(Dollars In Thousands)
Derivatives related to variable annuity contracts:
Interest rate futures — VA	$27,801	$(31,216)	$21,138
Equity futures — VA	(26,104)	(52,640)	(50,797)
Currency futures — VA	14,433	(469)	(2,763)
Volatility futures — VA	—	—	(132)
Variance swaps — VA	(744)	(11,310)	(11,792)
Equity options — VA	(41,216)	(95,022)	(37,370)
Volatility options — VA	—	(115)	—
Interest rate swaptions — VA	(22,280)	1,575	(2,260)
Interest rate swaps — VA	214,164	(157,408)	3,264
Embedded derivative — GMWB	(119,844)	162,737	(22,120)
Funds withheld derivative	47,792	71,862	—
Total derivatives related to variable annuity contracts	94,002	(112,006)	(102,832)
Derivatives related to FIA contracts:
Embedded derivative — FIA	(16,932)	(942)	—
Equity futures — FIA	870	173	—
Volatility futures — FIA	20	(5)	—
Equity options — FIA	9,906	1,866	—
Total derivatives related to FIA contracts	(6,136)	1,092	—
Derivatives related to IUL contracts:
Embedded derivative- IUL	(8)	—	—
Equity futures — IUL	15	—	—
Equity options — IUL	150	—	—
Total derivatives related to IUL contracts	157	—	—
Embedded derivative — Modco reinsurance treaties	(105,276)	205,176	(132,816)
Interest rate swaps	—	2,985	(87)
Interest rate caps	—	—	(2,666)
Derivatives with PLC(1)	4,085	(15,072)	10,664
Other derivatives	(324)	(14)	(79)
Total realized gains (losses) — derivatives	$(13,492)	$82,161	$(227,816)

(1)  These derivatives include an interest support, YRT premium support, and portfolio maintenance agreements between certain of the Company's subsidiaries and PLC.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

23.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

The following table sets forth realized investments gains and losses for the Modco trading portfolio that is included in realized investment gains (losses) — all other investments:

Realized investment gains (losses) — all other investments

	For The Year Ended December 31,
	2014	2013	2012
	(Dollars In Thousands)
Modco trading portfolio(1)	$142,016	$(178,134)	$177,986

(1)  The Company elected to include the use of alternate disclosures for trading activities.

The following tables present the components of the gain or loss on derivatives that qualify as a cash flow hedging relationship:

Gain (Loss) on Derivatives in Cash Flow Relationship

	Amount of Gains (Losses) Deferred in Accumulated Other Comprehensive Income (Loss) on Derivatives	Amount and Location of Gains (Losses) Reclassified from Accumulated Other Comprehensive Income (Loss) into Income (Loss)	Amount and Location of (Losses) Recognized in Income (Loss) on Derivatives
	(Effective Portion)	(Effective Portion)	(Ineffective Portion)
		Benefits and settlement expenses	Realized investment gains (losses)
	(Dollars In Thousands)
For The Year Ended December 31, 2014
Inflation	$(4)	$(1,777)	$(223)
Total	$(4)	$(1,777)	$(223)
For The Year Ended December 31, 2013
Inflation	$1,130	$(2,349)	$(190)
Total	$1,130	$(2,349)	$(190)

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

23.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

The table below presents information about the nature and accounting treatment of the Company's primary derivative financial instruments and the location in and effect on the consolidated financial statements for the periods presented below:

	As of December 31,
	2014		2013
	Notional Amount	Fair Value	Notional Amount	Fair Value
	(Dollars In Thousands)
Other long-term investments
Derivatives not designated as hedging instruments:
Interest rate swaps	$1,550,000	$50,743	$200,000	$1,961
Derivatives with PLC(1)	1,497,010	6,077	1,464,164	1,993
Embedded derivative — Modco reinsurance treaties	25,760	1,051	80,376	1,517
Embedded derivative — GMWB	1,302,895	37,497	1,921,443	95,376
Interest rate futures	27,977	938
Equity futures	26,483	427	3,387	111
Currency futures	197,648	2,384	14,338	321
Equity options	1,921,167	163,212	1,376,205	78,277
Interest rate swaptions	625,000	8,012	625,000	30,291
Other	242	360	425	473
	$7,174,182	$270,701	$5,685,338	$210,320
Other liabilities
Cash flow hedges:
Inflation	$40,469	$142	$182,965	$1,865
Derivatives not designated as hedging instruments:
Interest rate swaps	275,000	3,599	1,230,000	153,322
Variance swaps	—	—	1,500	1,744
Embedded derivative — Modco reinsurance treaties	2,562,848	311,727	2,578,590	206,918
Funds withheld derivative	1,233,424	57,305	991,568	34,251
Embedded derivative — GMWB	1,702,899	63,460	104,180	1,496
Embedded derivative — FIA	749,933	124,465	244,424	25,324
Embedded derivative — IUL	12,019	6,691	—	—
Interest rate futures	—	—	322,902	5,221
Equity futures	385,256	15,069	164,595	6,595
Currency futures	—	—	118,008	840
Equity options	699,295	47,077	257,065	17,558
Other	—	—	230	27
	$7,661,143	$629,535	$6,196,027	$455,161

(1)  These derivatives include an interest support, YRT premium support, and portfolio maintenance agreements between certain of the Company's subsidiaries and PLC.

Based on the expected cash flows of the underlying hedged items, the Company expects to reclassify $0.1 million out of accumulated other comprehensive income (loss) into earnings during the next twelve months.

24.  OFFSETTING OF ASSETS AND LIABILITIES

Certain of the Company's derivative instruments are subject to enforceable master netting arrangements that provide for the net settlement of all derivative contracts between the Company and a counterparty in the event of default or upon the occurrence of certain termination events. Collateral support agreements associated with each master netting arrangement provide that the Company will receive or pledge financial collateral in the event either minimum thresholds, or in certain cases ratings

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

24.  OFFSETTING OF ASSETS AND LIABILITIES — (Continued)

levels, have been reached. Additionally, certain of the Company's repurchase agreements provide for net settlement on termination of the agreement. Refer to Note 12, Debt and Other Obligations for details of the Company's repurchase agreement programs.

The tables below present the derivative instruments by assets and liabilities for the Company as of December 31, 2014:

	Gross	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amounts Not Offset in the Statement of Financial Position
	Amounts of Recognized Assets	Statement of Financial Position	Statement of Financial Position	Financial Instruments	Cash Collateral Received	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Assets
Derivatives:
Free-Standing derivatives	$225,716	$—	$225,716	$53,612	$73,935	$98,169
Total derivatives, subject to a master netting arrangement or similar arrangement	225,716	—	225,716	53,612	73,935	98,169
Derivatives not subject to a master netting arrangement or similar arrangement
Embedded derivative — Modco reinsurance treaties	1,051	—	1,051	—	—	1,051
Embedded derivative — GMWB	37,497	—	37,497	—	—	37,497
Derivatives with PLC	6,077	—	6,077	—	—	6,077
Other	360	—	360	—	—	360
Total derivatives, not subject to a master netting arrangement or similar arrangement	44,985	—	44,985	—	—	44,985
Total derivatives	270,701	—	270,701	53,612	73,935	143,154
Total Assets	$270,701	$—	$270,701	$53,612	$73,935	$143,154

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

24.  OFFSETTING OF ASSETS AND LIABILITIES — (Continued)

	Gross	Gross Amounts Offset in the	Net Amounts of Liabilities Presented in the	Gross Amounts Not Offset in the Statement of Financial Position
	Amounts of Recognized Liabilities	Statement of Financial Position	Statement of Financial Position	Financial Instruments	Cash Collateral Paid	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Liabilities
Derivatives:
Free-Standing derivatives	$65,887	$—	$65,887	$53,612	$12,258	$17
Total derivatives, subject to a master netting arrangement or similar arrangement	65,887	—	65,887	53,612	12,258	17
Derivatives not subject to a master netting arrangement or similar arrangement
Embedded derivative — Modco reinsurance treaties	311,727	—	311,727	—	—	311,727
Funds withheld derivative	57,305	—	57,305	—	—	57,305
Embedded derivative — GMWB	63,460	—	63,460	—	—	63,460
Embedded derivative — FIA	124,465	—	124,465	—	—	124,465
Embedded derivative — IUL	6,691	—	6,691	—	—	6,691
Total derivatives, not subject to a master netting arrangement or similar arrangement	563,648	—	563,648	—	—	563,648
Total derivatives	629,535	—	629,535	53,612	12,258	563,665
Repurchase agreements(1)	50,000	—	50,000	—	—	50,000
Total Liabilities	$679,535	$—	$679,535	$53,612	$12,258	$613,665

(1)  Borrowings under repurchase agreements are for a term less than 90 days.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

24.  OFFSETTING OF ASSETS AND LIABILITIES — (Continued)

The tables below present the derivative instruments by assets and liabilities for the Company as of December 31, 2013.

	Gross	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amounts Not Offset in the Statement of Financial Position
	Amounts of Recognized Assets	Statement of Financial Position	Statement of Financial Position	Financial Instruments	Cash Collateral Received	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Assets
Derivatives:
Free-Standing derivatives	$110,983	$—	$110,983	$52,487	$10,700	$47,796
Embedded derivative — Modco reinsurance treaties	1,517	—	1,517	—	—	1,517
Embedded derivative — GMWB	95,376	—	95,376	—	—	95,376
Total derivatives, subject to a master netting arrangement or similar arrangement	207,876	—	207,876	52,487	10,700	144,689
Total derivatives, not subject to a master netting arrangement or similar arrangement	2,444	—	2,444	—	—	2,444
Total derivatives	210,320	—	210,320	52,487	10,700	147,133
Total Assets	$210,320	$—	$210,320	$52,487	$10,700	$147,133

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

24.  OFFSETTING OF ASSETS AND LIABILITIES — (Continued)

	Gross	Gross Amounts Offset in the	Net Amounts of Liabilities Presented in the	Gross Amounts Not Offset in the Statement of Financial Position
	Amounts of Recognized Liabilities	Statement of Financial Position	Statement of Financial Position	Financial Instruments	Cash Collateral Paid	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Liabilities
Derivatives:
Free-Standing derivatives	$187,172	$—	$187,172	$52,487	$98,359	$36,326
Embedded derivative — Modco reinsurance treaties	206,918	—	206,918	—	—	206,918
Funds withheld derivative	34,251	—	34,251	—	—	34,251
Embedded derivative — GMWB	1,496	—	1,496	—	—	1,496
Embedded derivative — FIA	25,324	—	25,324	—	—	25,324
Total derivatives, subject to a master netting arrangement or similar arrangement	455,161	—	455,161	52,487	98,359	304,315
Total derivatives, not subject to a master netting arrangement or similar arrangement	—	—	—	—	—	—
Total derivatives	455,161	—	455,161	52,487	98,359	304,315
Repurchase agreements(1)	350,000	—	350,000	—	—	350,000
Total Liabilities	$805,161	$—	$805,161	$52,487	$98,359	$654,315

(1)  Borrowings under repurchase agreements are for a term less than 90 days.

25.  OPERATING SEGMENTS

The Company has several operating segments each having a strategic focus. An operating segment is distinguished by products, channels of distribution, and/or other strategic distinctions. The Company periodically evaluates its operating segments, as prescribed in the ASC Segment Reporting Topic, and makes adjustments to its segment reporting as needed. A brief description of each segment follows.

•  The Life Marketing segment markets fixed UL, IUL, VUL, BOLI, and level premium term insurance ("traditional") products on a national basis primarily through networks of independent insurance agents and brokers, broker-dealers, financial institutions, and independent marketing organizations.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

25.  OPERATING SEGMENTS — (Continued)

•  The Acquisitions segment focuses on acquiring, converting, and servicing policies acquired from other companies. The segment's primary focus is on life insurance policies and annuity products that were sold to individuals. The level of the segment's acquisition activity is predicated upon many factors, including available capital, operating capacity, potential return on capital, and market dynamics. Policies acquired through the Acquisitions segment are typically blocks of business where no new policies are being marketed. Therefore earnings and account values are expected to decline as the result of lapses, deaths, and other terminations of coverage unless new acquisitions are made.

•  The Annuities segment markets fixed and VA products. These products are primarily sold through broker-dealers, financial institutions, and independent agents and brokers.

•  The Stable Value Products segment sells fixed and floating rate funding agreements directly to the trustees of municipal bond proceeds, money market funds, bank trust departments, and other institutional investors. The segment also issues funding agreements to the FHLB, and markets GICs to 401(k) and other qualified retirement savings plans. Additionally, the Company has contracts outstanding pursuant to a funding agreement-backed notes program registered with the SEC which offered notes to both institutional and retail investors.

•  The Asset Protection segment markets extended service contracts and credit life and disability insurance to protect consumers' investments in automobiles and recreational vehicles. In addition, the segment markets a guaranteed asset protection ("GAP") product. GAP coverage covers the difference between the loan pay-off amount and an asset's actual cash value in the case of a total loss.

•  The Corporate and Other segment primarily consists of net investment income not assigned to the segments above (including the impact of carrying liquidity) and expenses not attributable to the segments above. This segment includes earnings from several non-strategic or runoff lines of business, various investment-related transactions, the operations of several small subsidiaries, and the repurchase of non-recourse funding obligations.

The Company uses the same accounting policies and procedures to measure segment operating income (loss) and assets as it uses to measure consolidated net income and assets. Segment operating income (loss) is income before income tax, excluding realized gains and losses on investments and derivatives net of the amortization related to DAC, VOBA, and benefits and settlement expenses. Operating earnings exclude changes in the GMWB embedded derivatives (excluding the portion attributed to economic cost), realized and unrealized gains (losses) on derivatives used to hedge the VA product, actual GMWB incurred claims and the related amortization of DAC attributed to each of these items.

Segment operating income (loss) represents the basis on which the performance of the Company's business is internally assessed by management. Premiums and policy fees, other income, benefits and settlement expenses, and amortization of DAC/VOBA are attributed directly to each operating segment. Net investment income is allocated based on directly related assets required for transacting the business of that segment. Realized investment gains (losses) and other operating expenses are allocated to the segments in a manner that most appropriately reflects the operations of that segment. During the year ended December 31, 2013, the Company began allocating realized gains and losses to certain of its segments to better reflect the economics of the investments supporting those segments.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

25.  OPERATING SEGMENTS — (Continued)

This change had no impact to segment operating income. Investments and other assets are allocated based on statutory policy liabilities net of associated statutory policy assets, while DAC/VOBA and goodwill are shown in the segments to which they are attributable.

There were no significant intersegment transactions during the year ended December 31, 2014, 2013, and 2012.

The following tables summarize financial information for the Company's segments:

	For The Year Ended December 31,
	2014	2013	2012
	(Dollars In Thousands)
Revenues
Life Marketing	$1,421,795	$1,324,409	$1,233,654
Acquisitions	1,720,179	1,186,579	1,064,295
Annuities	785,176	569,004	610,489
Stable Value Products	127,708	122,974	123,274
Asset Protection	305,396	296,782	294,146
Corporate and Other	103,953	104,922	130,202
Total revenues	$4,464,207	$3,604,670	$3,456,060
Segment Operating Income (Loss)
Life Marketing	$116,875	$106,812	$102,114
Acquisitions	254,021	154,003	171,060
Annuities	204,015	166,278	117,778
Stable Value Products	73,354	80,561	60,329
Asset Protection	26,274	20,148	9,765
Corporate and Other	(99,048)	(74,620)	1,119
Total segment operating income	575,491	453,182	462,165
Realized investment (losses) gains — investments(1)	151,035	(140,236)	188,729
Realized investment (losses) gains — derivatives	12,263	109,553	(191,315)
Income tax expense	(246,838)	(130,897)	(151,043)
Net income	$491,951	$291,602	$308,536
Investment gains (losses)(2)	$198,027	$(143,984)	$174,692
Less: amortization related to DAC/VOBA and benefits and settlement expenses	46,992	(3,748)	(14,037)
Realized investment gains (losses) — investments	$151,035	$(140,236)	$188,729
Derivative gains (losses)(3)	$(13,492)	$82,161	$(227,816)
Less: VA GMWB economic cost	(25,755)	(27,392)	(36,501)
Realized investment gains (losses) — derivatives	$12,263	$109,553	$(191,315)
Net investment income
Life Marketing	$553,006	$521,219	$486,374
Acquisitions	874,653	617,298	550,334
Annuities	465,849	468,329	504,342
Stable Value Products	107,170	123,798	128,239
Asset Protection	18,830	19,046	19,698
Corporate and Other	78,505	86,498	100,351
Total net investment income	$2,098,013	$1,836,188	$1,789,338

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

25.  OPERATING SEGMENTS — (Continued)

	For The Year Ended December 31,
	2014	2013	2012
	(Dollars In Thousands)
Amortization of DAC and VOBA
Life Marketing	$175,807	$25,774	$45,079
Acquisitions	60,031	72,762	77,251
Annuities	47,448	31,498	45,319
Stable Value Products	380	398	947
Asset Protection	24,169	23,603	22,569
Corporate and Other	485	625	1,018
Total amortization of DAC and VOBA	$308,320	$154,660	$192,183

(1)  Includes credit related other-than-temporary impairments of $7.3 million, $22.4 million, and $58.1 million for the year ended December 31, 2014, 2013, and 2012, respectively.

(2)  Includes realized investment gains (losses) before related amortization.

(3)  Includes realized gains (losses) on derivatives before the VA GMWB economic cost.

	Operating Segment Assets As of December 31, 2014
	(Dollars In Thousands)
	Life Marketing	Acquisitions	Annuities	Stable Value Products
Investments and other assets	$13,858,491	$19,858,284	$20,678,948	$1,958,867
Deferred policy acquisition costs and value of business acquired	1,973,156	600,482	539,965	621
Goodwill	—	29,419	—	—
Total assets	$15,831,647	$20,488,185	$21,218,913	$1,959,488
	Asset Protection	Corporate and Other	Adjustments	Total Consolidated
Investments and other assets	$832,887	$9,557,226	$14,792	$66,759,495
Deferred policy acquisition costs and value of business acquired	40,503	319	—	3,155,046
Goodwill	48,158	—	—	77,577
Total assets	$921,548	$9,557,545	$14,792	$69,992,118
	Operating Segment Assets As of December 31, 2013
	(Dollars In Thousands)
	Life Marketing	Acquisitions	Annuities	Stable Value Products
Investments and other assets	$13,135,914	$20,188,321	$20,029,310	$2,558,551
Deferred policy acquisition costs and value of business acquired	2,071,470	799,255	554,974	1,001
Goodwill	—	32,517	—	—
Total assets	$15,207,384	$21,020,093	$20,584,284	$2,559,552

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

25.  OPERATING SEGMENTS — (Continued)

	Operating Segment Assets As of December 31, 2013
	(Dollars In Thousands)
	Asset Protection	Corporate and Other	Adjustments	Total Consolidated
Investments and other assets	$777,387	$8,006,256	$16,762	$64,712,501
Deferred policy acquisition costs and value of business acquired	49,276	646	—	3,476,622
Goodwill	48,158	—	—	80,675
Total assets	$874,821	$8,006,902	$16,762	$68,269,798

26.  CONSOLIDATED QUARTERLY RESULTS — UNAUDITED

The Company's unaudited consolidated quarterly operating data for the year ended December 31, 2014 and 2013 is presented below. In the opinion of management, all adjustments (consisting only of normal recurring items) necessary for a fair statement of quarterly results have been reflected in the following data. It is also management's opinion, however, that quarterly operating data for insurance enterprises are not necessarily indicative of results that may be expected in succeeding quarters or years. In order to obtain a more accurate indication of performance, there should be a review of operating results, changes in shareowners' equity, and cash flows for a period of several quarters.

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(Dollars In Thousands)
2014
Premiums and policy fees	$812,323	$848,183	$755,300	$867,263
Reinsurance ceded	(333,506)	(348,255)	(283,104)	(430,878)
Net of reinsurance ceded	478,817	499,928	472,196	436,385
Net investment income	514,037	525,576	532,861	525,539
Realized investment gains (losses)	30,981	42,386	39,299	71,869
Other income	65,514	71,296	72,404	85,119
Total revenues	1,089,349	1,139,186	1,116,760	1,118,912
Total benefits and expenses	937,738	966,571	932,640	888,469
Income before income tax	151,611	172,615	184,120	230,443
Income tax expense	49,062	56,572	62,287	78,917
Net income	$102,549	$116,043	$121,833	$151,526

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

26.  CONSOLIDATED QUARTERLY RESULTS — (Continued)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(Dollars In Thousands)
2013
Premiums and policy fees	$723,200	$752,752	$653,664	$837,706
Reinsurance ceded	(325,840)	(396,777)	(277,628)	(387,192)
Net of reinsurance ceded	397,360	355,975	376,036	450,514
Net investment income	439,012	447,064	434,772	515,340
Realized investment gains (losses)	(5,223)	(47,636)	4,263	(13,227)
Other income	54,434	60,638	65,523	69,825
Total revenues	885,583	816,041	880,594	1,022,452
Total benefits and expenses	775,769	737,114	767,239	902,049
Income before income tax	109,814	78,927	113,355	120,403
Income tax expense	35,936	25,923	37,107	31,931
Net income	$73,878	$53,004	$76,248	$88,472

27.  SUBSEQUENT EVENTS

On February 1, 2015, PLC announced the completion of the acquisition of PLC by Dai-ichi Life in accordance with the terms of the previously announced Agreement and Plan of Merger dated June 3, 2014, among PLC, Dai-ichi Life, and DL Investment (Delaware), Inc., a wholly owned subsidiary of Dai-ichi Life. As a result of the merger, each outstanding share of common stock of PLC was converted into the right to receive the Per Share Merger Consideration in cash, and PLC has become a wholly owned subsidiary of Dai-ichi Life, see also Note 5, Dai-ichi Merger. PLC's common stock has ceased trading, and was delisted from the New York Stock Exchange on February 13, 2015.

The Company has evaluated the effects of events subsequent to December 31, 2014, and through the date we filed our consolidated financial statements with the United States Securities and Exchange Commission. All accounting and disclosure requirements related to subsequent events are included in our consolidated financial statements.

SCHEDULE III — SUPPLEMENTARY INSURANCE INFORMATION

PROTECTIVE LIFE CORPORATION AND SUBSIDIARIES

Segment	Deferred Policy Acquisition Costs and Value of Businesses Acquired	Future Policy Benefits and Claims	Unearned Premiums	Stable Value Products, Annuity Contracts and Other Policyholders' Funds	Net Premiums and Policy Fees	Net Investment Income(1)	Benefits and Settlement Expenses	Amortization of Deferred Policy Acquisitions Costs and Value of Businesses Acquired	Other Operating Expenses(1)	Premiums Written(2)
	(Dollars In Thousands)
For The Year Ended December 31, 2014:
Life Marketing	$1,973,156	$14,077,360	$772,880	$349,698	$854,186	$553,006	$1,075,386	$175,807	$47,688	$151
Acquisitions	600,482	14,740,562	3,473	4,770,181	772,020	874,653	1,247,836	60,031	122,349	35,857
Annuities	539,965	1,015,928	120,850	7,190,908	75,446	465,849	314,488	47,448	115,643	—
Stable Value Products	621	—	—	1,959,488	—	107,170	35,559	380	1,413	—
Asset Protection	40,503	46,963	616,908	—	169,212	18,830	93,193	24,169	161,760	160,948
Corporate and Other	319	63,664	890	70,267	16,462	78,505	20,001	485	181,782	16,388
Total	$3,155,046	$29,944,477	$1,515,001	$14,340,542	$1,887,326	$2,098,013	$2,786,463	$308,320	$630,635	$213,344
For The Year Ended December 31, 2013:
Life Marketing	$2,071,470	$13,504,869	$812,929	$311,290	$796,109	$521,219	$1,143,132	$25,774	$46,263	$173
Acquisitions	799,255	15,112,574	4,680	4,734,487	519,477	617,298	851,386	72,762	78,244	24,781
Annuities	554,974	1,037,348	102,734	7,228,119	80,343	468,329	318,173	31,498	110,266	—
Stable Value Products	1,001	—	—	2,559,552	—	123,798	41,793	398	1,805	—
Asset Protection	49,276	49,362	578,755	1,556	165,807	19,046	97,174	23,603	155,857	157,629
Corporate and Other	646	67,805	1,296	64,181	18,149	86,498	22,330	625	161,088	18,141
Total	$3,476,622	$29,771,958	$1,500,394	$14,899,185	$1,579,885	$1,836,188	$2,473,988	$154,660	$553,523	$200,724
For The Year Ended December 31, 2012:
Life Marketing	$2,001,708	$12,733,602	$698,862	$277,919	$743,361	$486,374	$1,054,645	$45,079	$31,816	$161
Acquisitions	679,746	7,666,423	8,367	3,514,838	459,835	550,334	716,893	77,251	51,714	29,874
Annuities	491,184	1,102,577	103,316	7,372,471	97,902	504,342	369,622	45,319	100,848	—
Stable Value Products	1,399	—	—	2,510,559	—	128,239	64,790	947	2,174	—
Asset Protection	50,253	51,279	540,766	1,790	168,656	19,698	91,778	22,569	170,034	159,927
Corporate and Other	1,066	72,184	1,561	58,430	19,539	100,351	19,393	1,018	130,591	19,456
Total	$3,225,356	$21,626,065	$1,352,872	$13,736,007	$1,489,293	$1,789,338	$2,317,121	$192,183	$487,177	$209,418

(1)  Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.

(2)  Excludes Life Insurance

SCHEDULE IV — REINSURANCE

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount		Percentage of Amount Assumed to Net
	(Dollars In Thousands)
For The Year Ended December 31, 2014:
Life insurance in-force	$721,036,332	$388,890,060	$43,237,358	$375,383,630		11.5%
Premiums and policy fees:
Life insurance	2,603,956	1,279,908	349,934	1,673,982	(1)	20.9
Accident/health insurance	81,037	42,741	20,804	59,100		35.2
Property and liability insurance	218,663	73,094	8,675	154,244		5.6
Total	$2,903,656	$1,395,743	$379,413	$1,887,326
For The Year Ended December 31, 2013:
Life insurance in-force	$726,697,151	$416,809,287	$46,752,176	$356,640,040		13.1%
Premiums and policy fees:
Life insurance	2,371,871	1,299,631	306,921	1,379,161	(1)	22.3
Accident/health insurance	45,262	20,011	24,291	49,542		49.0
Property and liability insurance	211,000	67,795	7,977	151,182		5.3
Total	$2,628,133	$1,387,437	$339,189	$1,579,885
For The Year Ended December 31, 2012:
Life insurance in-force	$706,415,969	$444,950,866	$30,470,432	$291,935,535		10.4%
Premiums and policy fees:
Life insurance	2,226,614	1,228,444	281,711	1,279,881	(1)	22.0
Accident/health insurance	38,873	12,065	29,413	56,221		52.3
Property and liability insurance	216,014	69,588	6,765	153,191		4.4
Total	$2,481,501	$1,310,097	$317,889	$1,489,293

(1)  Includes annuity policy fees of $92.8 million, $88.7 million, and $103.8 million for the years ended December 31, 2014, 2013, and 2012, respectively.

SCHEDULE V — VALUATION AND QUALIFYING ACCOUNTS

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

		Additions
Description	Balance at beginning of period	Charged to costs and expenses	Charges to other accounts	Deductions	Balance at end of period
	(Dollars In Thousands)
2014
Allowance for losses on commercial mortgage loans	$3,130	$3,265	$—	$(675)	$5,720
2013
Allowance for losses on commercial mortgage loans	$2,875	$7,093	$—	$(6,838)	$3,130
2012
Allowance for losses on commercial mortgage loans	$4,975	$6,240	$—	$(8,340)	$2,875

PART C

OTHER INFORMATION

Item 27. Exhibits.

1.  Certified resolutions of the board of directors of Protective Life Insurance Company establishing Protective Variable Life Separate Account. (1)

2.  Custodian Agreements — None.

3.  (a)  Form of Underwriting Agreement among Protective Life Insurance Company, Investment Distributors, Inc. and Protective Variable Life Separate Account. (2)

(a)(1) Amendment I to the Underwriting Agreement. (4)

(a)(2) Second Amended Distribution Agreement between Protective Life Insurance Company and Investment Distributors, Inc. (17)

(b)  Form of Distribution Agreement between Investment Distributors, Inc. and selling broker-dealers. (2)

4.  (a)  Protective Investors Choice VUL Contract. (19)

(b)  Children's term life rider. (1)

(c)  Accidental death benefit rider. (1)

(d)  Disability benefit rider. (1)

(e)  Terminal Illness Accelerated Death Benefit Endorsement. (19)

(f)  Lapse Protection Endorsement. (19)

(g)  Allocation by Investment Category Endorsement (19)

(h)  Overloan Protection Endorsement (19)

(i)  Policy Loan Endorsement. (7)

(j)  Arbitration Endorsement. (11)

(k)  ExtendCare Chronic Illness Accelerated Death Benefit Rider. (19)

(l)  Income Provider Option Pre-Determined Death Benefit Payout Endorsement. (19)

5.  (a)  Contract Application. (19)

(b)  Alternate Contract Application. (19)

6.  (a)  Charter of Protective Life Insurance Company. (1)

(b)  By-Laws of Protective Life Insurance Company. (1)

(c)  Amended and Restated Charter of Protective Life Insurance Company (10)

(d)  Amended and Restated Bylaws of Protective Life Insurance Company (10)

(e)  2011 Amended and Restated Charter of Protective Life Insurance Company (15)

(f)  2011 Amended and Restated Bylaws of Protective Life Insurance Company (15)

7.  (a)  Form of Automatic and Facultative Yearly Renewable Term Agreement. (7)

(b)  Form of Yearly Renewable Term Reinsurance Agreement. (13)

(c)  List of Reinsurers. (19)

8.  (a)  Participation/Distribution Agreement. (2)

(a)(1) Amendment I to the Participation/Distribution Agreement. (4)

(b)  Participation Agreement (Oppenheimer Variable Account Funds). (3)

(c)  Participation Agreement (MFS Variable Insurance Trust). (3)

(d)  Form of Participation Agreement (Fidelity Variable Insurance Products Funds). (5)

(e)  Participation Agreement (Lord Abbett Series Fund, Inc.). (6)

(f)  Participation Agreement (Goldman Sachs Variable Insurance Trust) (8)

  (i)  Amendment to Participation Agreement re Summary Prospectus (Goldman Sachs Variable Insurance Trust) (14)

(g)  Participation Agreement (Franklin Templeton Variable Insurance Products Trust) (9)

(h)  Amended and Restated Participation Agreement (Fidelity Variable Insurance Products Funds). (9)

  (i)  Amendment to Participation Agreement re Summary Prospectus (Franklin Templeton Variable Insurance Products Trust) (14)

(i)  Rule 22c-2 Shareholder Information Agreement (Fidelity Variable Insurance Products) (10)

(j)  Rule 22c-2 Shareholder Information Agreement (Franklin Templeton Variable Insurance Products Trust) (10)

(k)  Rule 22c-2 Shareholder Information Agreement (Goldman Sachs Variable Insurance Trust) (10)

(l)  Rule 22c-2 Shareholder Information Agreement (Lord Abbett Series Fund) (10)

(m)  Rule 22c-2 Shareholder Information Agreement (MFS Variable Insurance Trust) (10)

(n)  Rule 22c-2 Shareholder Information Agreement (Oppenheimer Variable Account Funds) (10)

(o)  Participation Agreement (Legg Mason) (12)

(p)  Participation Agreement (PIMCO) (12)

  (i)  Form of Novation of and Amendment to Participation Agreement (PIMCO Variable Insurance Trust) (14)

  (ii)  Form of Amendment to Participation Agreement re Summary Prospectuses (PIMCO Variable Insurance Trust) (14)

(q)  Participation Agreement (Royce Capital) (12)

(aa)  Rule 22c-2 Information Sharing Agreement (Royce Capital) (12)

(bb)  Participation Agreement (AIM Variable Insurance Funds (Invesco Variable Insurance Funds)) (14)

(cc)  Form of Participation Agreement (MFS Variable Insurance Trust II) (16)

9.  Administrative Contracts — Not applicable.

10.  Other Material Contracts. Not Applicable.

11.  Opinion and consent of Max Berueffy, Esq. (18)

12.  Actuarial Opinion. Not applicable.

13.  Calculations. Not applicable.

14.  Other Opinions.

(a)  Consent of Sutherland Asbill & Brennan LLP. (20)

(b)  Consent of PricewaterhouseCoopers, L.L.P. (20)

15.  Omitted Financial Statements. No Financial Statements are omitted from Item 24.

16.  Initial Capital Agreements. Not applicable.

17.  Redeemability Exemption.

(a)  Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) describing issue, transfer and redemption procedures. (19)

18.  Power of Attorney (20)

(1)  Incorporated herein by reference to the initial filing of the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on August 4, 1995.

(2)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on December 22, 1995.

(3)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement (File No. 33-70984) as filed with the Commission on April 30, 1997.

(4)  Incorporated herein by reference to Pre-Effective Amendment Number 1 to the Form S-6 Registration Statement (File No. 333-45963) filed with the Commission on June 3, 1998.

(5)  Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement (File No. 33-61599) as filed with the Commission on April 20, 2001.

(6)  Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 Registration Statement (File No. 333-94047) as filed with the Commission on April 25, 2002.

(7)  Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-6 Registration Statement (File No. 333-52215) as filed with the Commission on April 30, 2003.

(8)  Incorporated herein by reference to the initial Registration Statement on Form N-4 (File No. 333-112892), filed with the Commission on February 17, 2004.

(9)  Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-116813) as filed with the Commission on April 28, 2006.

(10)  Incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-4 Registration Statement (File No. 33-70984) as filed with the Commission on April 27, 2007.

(11)  Incorporated herein by reference to Post-Effective Amendment No. 14 to the Form N-6 Registration Statement (333-52215) as filed with the Commission on August 15, 2008.

(12)  Incorporated herein by reference to Post-Effective Amendment No. 15 to the Form N-4 Registration Statement (333-113070) as filed with the Commission on October 28, 2009.

(13)  Incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-6 Registration Statement (333-52215) as filed with the Commission on April 27, 2009.

(14)  Incorporated herein by reference to Post-Effective Amendment No. 19 to the Form N-4 Registration Statement (333-113070) as filed with the Commission on April 25, 2011.

(15)  Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement (File No. 333-176657), filed with the Commission on September 2, 2011.

(16)  Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-176657), as filed with the Commission on April 24, 2012.

(17)  Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-190294) as filed with the Commission on April 25, 2014.

(18)  Incorporated herein by reference to the initial filing of the Form N-6 Registration Statement (File No. 333-194115) as filed with the Commission on February 25, 2014.

(19)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-6 Registration Statement (File No. 333-194115) as filed with the Commission on July 7, 2014.

(20)  Filed herein.

Item 28. Directors and Officers of Depositor.

Name and Principal Business Address*	Position and Offices with Depositor
John D. Johns	President, Chairman of the Board, Chief Executive Officer, President and Director
Deborah J. Long	Executive Vice President, General Counsel and Secretary
Michael G. Temple	Executive Vice President and Chief Risk Officer
Scott M. Karchunas	Senior Vice President, Asset Protection Division
Wayne E. Stuenkel	Senior Vice President and Chief Actuary
Richard J. Bielen	Vice Chairman and Chief Financial Officer and Director
Carl S. Thigpen	Executive Vice President, Chief Investment Officer, and Director
John Sawyer	Senior Vice President and Chief Distribution Officer
Steven G. Walker	Senior Vice President, Controller and Chief Accounting Officer
Nancy Kane	Senior Vice President, Acquisitions and Corporate Development
Robert R. Bedwell, III	Senior Vice President, Mortgage Loans
Lance Black	Senior Vice President and Treasurer
Phil Passafiume	Senior Vice President and Director, Fixed Income
Frank Sottosanti	Senior Vice President and Chief Marketing Officer
Mark Cyphert	Senior Vice President and Chief Information and Operations Officer
Stephane Goyer	Senior Vice President and Head of Insurance Risk
Aaron C. Seurkamp	Senior Vice President, Life Sales
Steve M. Callaway	Senior Vice President and Senior Associate Counsel
David M. Loper	Senior Vice President and Senior Associate Counsel
Barrie B. Stokes	Senior Vice President and Senior Associate Counsel
Richard J. Kurtz	Senior Vice President, Dealer Sales, APD
Wade V. Harrison	Senior Vice President and Chief Product Actuary
Kevin B. Borie	Senior Vice President and Chief Valuation Actuary
Matthew Riebel	Senior Vice President, IDG Sales and Marketing Administration
K. Todd Thompson	Senior Vice President, BD National Annuity Sales Manager
Paul R. Wells	Senior Vice President, LAD Chief Financial Officer

*  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 29. Persons Controlled by or Under Common Control With the Depositor and Registrant.

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding voting common stock is owned by Protective Life Corporation. Protective Life Corporation is described more fully in the prospectus included in this registration statement. Various companies and other entities controlled by Protective Life Corporation may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in Exhibit 21 to Form 10-K of Protective Life Corporation for the fiscal year ended December 31, 2014 (File No. 001-11339) filed with the Commission on February 26, 2015.

Item 30. Indemnification.

Article XI of the By-laws of Protective Life provides, in substance, that any of Protective Life's directors and officers, who is a party or is threatened to be made a party to any action, suit or proceeding, other than an action by or in the right of Protective Life, by reason of the fact that he is or was an officer or director, shall be indemnified by Protective Life against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the claim, action or suit is or was by or in the right of Protective Life to procure a judgment in its favor, such person shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to Protective Life unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that a director or officer has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, not withstanding that he has not been successful on any other claim issue or matter in any such action, suit or proceeding. Unless ordered by a court, indemnification shall be made by Protective Life only as authorized in the specific case upon a determination that indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been successful on the merits or otherwise with respect to, such claim action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (c) by the shareholders.

In addition, the executive officers and directors are insured by PLC's Directors' and Officers' Liability Insurance Policy including Company Reimbursement and are indemnified by a written contract with PLC which supplements such coverage.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriter.

(a)  Other Activity. Investment Distributors, Inc. ("IDI") is the principal underwriter of the Policies as defined in the Investment Company Act of 1940. IDI is also principal underwriter for the Protective Variable Annuity Separate Account, and the Variable Annuity Separate Account A of Protective Life.

(b)  Management. The following information is furnished with respect to the officers and directors of Investment Distributors, Inc.

Name and Principal Business Address*	Position and Offices	Position and Offices with Registrant
Edwin V. Caldwell	President and Director	Vice President, New Business Operations, Life and Annuity Division
Letitia Morsch	Assistant Secretary	Second Vice President, Annuity and VUL Administration
Julena Johnson	Assistant Compliance Officer	Senior Compliance Analyst II
Barry K. Brown	Assistant Secretary	Second Vice President, LCC Commissions
Lawrence J. Debnar	Assistant Financial Officer	Vice President, Financial Reporting

Name and Principal Business Address*	Position and Offices	Position and Offices with Registrant
Steve M. Callaway	Chief Compliance Officer, Secretary and Director	None
Carol Majewski	Assistant Compliance Officer	Assistant Compliance Officer
Joseph F. Gilmer	Chief Financial Officer and Director	Assistant Vice President — Annuity Financial Reporting
Rayburn Tennent	Assistant Financial Officer	None

*  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama, 35223.

(c)  Compensation From the Registrant. The following commissions were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Investments Distributors, Inc.	None	None	N/A	N/A

Item 32. Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by Protective Life Insurance Company at 2801 Highway 280 South, Birmingham, Alabama, 35223.

Item 33. Management Services.

All management contracts are discussed in Part A or Part B.

Item 34. Fee Representation.

Protective Life hereby represents that the fees and charges deducted under the variable life insurance policies described herein are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by it under such policies.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Protective Variable Life Separate Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement on Form N-6 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama on April 24, 2015.

  PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
  (Registrant)

By:  *

  John D. Johns, Chairman of the Board and
  Chief Executive Officer
  Protective Life Insurance Company

  PROTECTIVE LIFE INSURANCE COMPANY
  (Depositor)

By:  *

  John D. Johns, Chairman of the Board and
  Chief Executive Officer
  Protective Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form N-6 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
* John D. Johns	Chairman of the Board, Chief Executive Officer and Director (Principal Executive Officer)	April 24, 2015
* Richard J. Bielen	Vice Chairman, Chief Financial Officer and Director (Principal Financial Officer)	April 24, 2015
* Steven G. Walker	Senior Vice President, Controller and Chief Accounting Officer (Principal Accounting Officer)	April 24, 2015
* Carl S. Thigpen	Director	April 24, 2015
*BY: /S/ MAX BERUEFFY Max Berueffy Attorney-in-Fact		April 24, 2015

Exhibits

7.  (c)  List of Reinsurers.

14.  (a)  Consent of Sutherland Asbill & Brennan LLP.

  (b)  Consent of PricewaterhouseCoopers, LLP.

18.    Power of Attorney